UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Index Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walt French and David Friar are the portfolio managers for the Funds. Walt has managed the Nuveen Equity Index Fund since 1999 and David has managed the Nuveen Equity Index Fund since 2000. Walt and Dave have managed the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001.

On the following pages, the portfolio management team examines economic and equity market conditions and the Funds’ performance for the twelve-month period ended October 31, 2012.

What factors affected the U.S. economy and the equity market environments during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to the reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of a turnaround as existing home sales and residential construction indicators improved and home prices rose modestly. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the average home price rose 3.0% for the twelve months ended September 2012 (the most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the Index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% set in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the

Nuveen Investments	5

Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability. However, the outlook for the U.S. economy remained clouded by uncertainty regarding the impending fiscal cliff, the combination of tax increases and spending cuts scheduled to take effect beginning in January 2013, and the potential impact on the economy.

Domestic and international equity markets were buffeted by concerns about the tepid U.S. economic recovery, the seemingly unending European debt crisis and a broader slowdown in global growth, particularly in China. In addition to the bold monetary policy moves made by the Fed, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro. The ECB unveiled the Outright Monetary Transactions plan, a conditional yet unlimited bond purchase program designed to ensure that financing is available to European governments who are willing to agree to certain fiscal and structural measures.

As these combined actions helped reduce fears, U.S. and overseas equity markets surprised many investors by rallying steadily later in the period. Broad U.S. stock market indexes approached their all-time highs, posting strong double-digit returns for the period as a whole. Large-cap U.S. stocks led the market with a 15.21% one-year return as measured by the S&P 500® Index, reaching a level not seen since May of 2008. Domestic small- and mid-cap stocks also produced strong returns of 12.08% and 12.15% during the fiscal year period, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. Across all market cap segments, the best-performing areas of the U.S. equity market during the year included the health care, financial and consumer discretionary sectors. Energy was the biggest laggard across the board, while technology stocks also underperformed, particularly in the smaller capitalization ranges. Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from the summer months. Developed markets fared better than emerging markets, posting a twelve-month return of 5.15% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 2.63% return, as measured by the MSCI Emerging Markets Index.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Fund’s Class A Shares total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) performed in-line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index over the twelve-month period.

6	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During this reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were telecommunications, health care and financials, which all advanced significantly. The three lowest performing sectors were energy, materials and utilities. Also during the period, we continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. Due to generally higher equity prices during the period, the derivative positions added mildly to performance.

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the fiscal year period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were telecommunications, health care and consumer discretionary, each advancing significantly. The three lowest performing sectors were energy, technology and consumer staples. Also during the period, we continued to invest in S&P MidCap 400® Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain

Nuveen Investments	7

exposure to a broad base of equity securities. Due to generally higher equity prices during the period, the derivative positions added mildly to performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the fiscal year period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were financials, consumer discretionary and health care, which all advanced significantly. The three lowest performing sectors were energy, technology and telecommunications. Also during the period, we continued to invest in Russell 2000® Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. Due to generally higher equity prices during the period, the derivative positions added mildly to performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	14.51%	-0.12%	6.35%
S&P 500® Index*	15.21%	0.36%	6.91%
Lipper S&P 500® Index Objective Funds Classification Average*	14.53%	-0.17%	6.38%

Class B Shares w/o CDSC	13.69%	-0.86%	5.56%
Class B Shares w/CDSC	8.69%	-1.02%	5.56%
Class C Shares	13.70%	-0.86%	5.56%
Class R3 Shares	14.26%	-0.36%	6.13%
Class I Shares	14.85%	0.13%	6.62%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	29.46%	0.57%	7.45%
Class B Shares w/o CDSC	28.46%	-0.18%	6.65%
Class B Shares w/CDSC	23.46%	-0.35%	6.65%
Class C Shares	28.49%	-0.18%	6.65%
Class R3 Shares	29.14%	0.33%	7.23%
Class I Shares	29.79%	0.82%	7.72%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.68%	0.61%
Class B Shares	1.43%	1.36%
Class C Shares	1.43%	1.36%
Class R3 Shares	0.93%	0.86%
Class I Shares	0.43%	0.36%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	11.48%	2.67%	9.59%
S&P MidCap 400® Index*	12.11%	3.12%	10.21%
Lipper Mid-Cap Core Funds Classification Average*	10.32%	0.43%	8.61%

Class C Shares	10.60%	1.90%	8.77%
Class R3 Shares	11.14%	2.41%	9.35%
Class I Shares	11.80%	2.93%	9.86%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	27.85%	3.38%	10.14%
Class C Shares	26.89%	2.61%	9.31%
Class R3 Shares	27.44%	3.12%	9.90%
Class I Shares	28.06%	3.63%	10.41%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.93%	0.76%
Class C Shares	1.68%	1.51%
Class R3 Shares	1.18%	1.01%
Class I Shares	0.68%	0.51%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	11.44%	0.82%	8.93%
Russell 2000® Index*	12.08%	1.19%	9.58%
Lipper Small-Cap Core Funds Classification Average*	10.44%	0.96%	9.26%

Class C Shares	10.58%	0.06%	8.07%
Class R3 Shares	11.13%	0.56%	8.64%
Class I Shares	11.79%	1.08%	9.17%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	31.27%	1.85%	9.50%
Class C Shares	30.20%	1.07%	8.65%
Class R3 Shares	30.77%	1.57%	9.22%
Class I Shares	31.51%	2.10%	9.74%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.14%	0.89%
Class C Shares	1.89%	1.64%
Class R3 Shares	1.39%	1.14%
Class I Shares	0.89%	0.64%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Fund Allocation[1]
Common Stocks	98.3%
Warrants[2]	0.0%
Short-Term Investments	2.0%
Other[3]	(0.3)%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	6.2%
Computers & Peripherals	5.3%
Insurance	3.8%
IT Services	3.8%
Media	3.5%
Software	3.5%
Diversified Financial Services	3.2%
Commercial Banks	2.8%
Diversified Telecommunication Services	2.8%
Beverages	2.4%
Industrial Conglomerates	2.4%
Food & Staples Retailing	2.4%
Aerospace & Defense	2.3%
Chemicals	2.3%
Household Products	2.2%
Specialty Retail	2.1%
Electric Utilities	2.1%
Internet Software & Services	2.1%
Real Estate Investment Trust	2.0%
Health Care Providers & Services	2.0%
Machinery	1.9%
Capital Markets	1.9%
Semiconductors & Equipment	1.9%
Tobacco	1.9%
Energy Equipment & Services	1.8%
Communications Equipment	1.8%
Hotels, Restaurants & Leisure	1.8%
Short-Term Investments	2.0%
Other[4]	16.5%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.3%
Exxon Mobil Corporation	3.3%
International Business Machines Corporation (IBM)	1.7%
Microsoft Corporation	1.7%
Chevron Corporation	1.7%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to less than 0.1%.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
4	Other assets less liabilities, which includes warrants, investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.8% of net assets.

16	Nuveen Investments

Nuveen Mid Cap Index Fund

Fund Allocation[1]
Common Stocks	92.7%
Short-Term Investments	7.0%
Other[2]	0.3%

Portfolio Composition[1]
Real Estate Investment Trust	8.8%
Machinery	4.9%
Insurance	4.3%
Specialty Retail	4.2%
Software	4.0%
Commercial Banks	3.7%
IT Services	3.2%
Health Care Providers & Services	3.0%
Oil, Gas & Consumable Fuels	2.9%
Chemicals	2.8%
Energy Equipment & Services	2.6%
Health Care Equipment & Supplies	2.5%
Capital Markets	2.2%
Electric Utilities	2.1%
Household Durables	2.0%
Biotechnology	1.9%
Electronic Equipment & Instruments	1.9%
Food Products	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Road & Rail	1.7%
Commercial Services & Supplies	1.7%
Internet Software & Services	1.7%
Semiconductors & Equipment	1.7%
Electrical Equipment	1.6%
Metals & Mining	1.6%
Containers & Packaging	1.5%
Hotels, Restaurants & Leisure	1.4%
Gas Utilities	1.4%
Short-Term Investments	7.0%
Other[3]	18.2%

Top Five Common Stock Holdings[1]
Regeneron Pharmaceuticals, Inc.	0.9%
Vertex Pharmaceuticals, Inc.	0.8%
Kansas City Southern Industries	0.7%
Equinix Inc.	0.7%
Ametek Inc.	0.7%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.4% of net assets.

Nuveen Investments	17

Holding Summaries (continued) as of October 31, 2012

Nuveen Small Cap Index Fund

Fund Allocation[1]
Common Stocks	91.3%
Exchange-Traded Funds[2]	0.0%
Common Stock Rights[2]	0.0%
Warrants[2]	0.0%
Short-Term Investments	8.0%
Other[3]	0.7%

Portfolio Composition[1]
Real Estate Investment Trust	7.3%
Commercial Banks	6.0%
Oil, Gas & Consumable Fuels	3.7%
Software	3.6%
Biotechnology	3.4%
Specialty Retail	3.3%
Semiconductors & Equipment	3.1%
Machinery	3.0%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.9%
Health Care Providers & Services	2.6%
Insurance	2.4%
Commercial Services & Supplies	2.3%
Capital Markets	2.2%
Internet Software & Services	2.2%
Electronic Equipment & Instruments	2.1%
Chemicals	1.9%
IT Services	1.8%
Communications Equipment	1.8%
Energy Equipment & Services	1.7%
Pharmaceuticals	1.6%
Thrifts & Mortgage Finance	1.6%
Aerospace & Defense	1.5%
Metals & Mining	1.5%
Food Products	1.5%
Electric Utilities	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Road & Rail	1.2%
Professional Services	1.1%
Electrical Equipment	1.1%
Media	1.1%
Household Durables	1.1%
Short-Term Investments	8.0%
Other[4]	15.7%

Top Five Common Stock Holdings[1]
Ocwen Financial Corporation	0.3%
Two Harbors Investment Corporation	0.3%
Pharmacyclics, Inc.	0.3%
Genesee & Wyoming Inc.	0.3%
Starwood Hotels & Resorts Worldwide, Inc.	0.2%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to less than 0.1%.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
4	Other assets less liabilities, which includes exchange-traded funds, common stock rights, warrants, investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.1% of net assets.

18	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,018.60	$1,015.10	$1,015.00	$1,017.90	$1,020.30	$1,022.02	$1,018.25	$1,018.25	$1,020.76	$1,023.28
Expenses Incurred During Period	$3.15	$6.94	$6.94	$4.41	$1.88	$3.15	$6.95	$6.95	$4.42	$1.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$994.20	$990.30	$992.70	$995.60	$1,021.42	$1,017.65	$1,020.16	$1,022.67
Expenses Incurred During Period	$3.71	$7.45	$4.96	$2.46	$3.76	$7.56	$5.03	$2.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.49%, .99% and .49% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,006.10	$1,002.70	$1,005.30	$1,008.70	$1,021.01	$1,017.24	$1,019.76	$1,022.27
Expenses Incurred During Period	$4.13	$7.90	$5.39	$2.88	$4.17	$7.96	$5.43	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.07% and .57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year ended, and the change in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 28, 2012

20	Nuveen Investments

Portfolio of Investments

Nuveen Equity Index Fund

October 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 2.3%

42,881	Boeing Company	$3,020,538

20,644	General Dynamics Corporation	1,405,444

44,606	Honeywell International Inc.	2,731,671

5,073	L-3 Communications Holdings, Inc.	374,387

15,239	Lockheed Martin Corporation	1,427,437

14,397	Northrop Grumman Corporation	988,930

8,318	Precision Castparts Corporation	1,439,596

19,082	Raytheon Company	1,079,278

8,303	Rockwell Collins, Inc.	444,875

16,352	Textron Inc., (2)	412,234

52,172	United Technologies Corporation	4,077,764
	Total Aerospace & Defense	17,402,154
	Air Freight & Logistics – 0.8%

9,651	C.H. Robinson Worldwide, Inc.	582,245

12,209	Expeditors International of Washington, Inc.	446,971

18,054	FedEx Corporation	1,660,787

48,289	United Parcel Service, Inc., Class B	3,537,169
	Total Air Freight & Logistics	6,227,172
	Airlines – 0.0%

43,091	Southwest Airlines Co.	380,063
	Auto Components – 0.2%

3,759	BorgWarner Inc., (3)	247,417

14,980	Goodyear Tire & Rubber Company, (3)	170,922

38,939	Johnson Controls, Inc.	1,002,679
	Total Auto Components	1,421,018
	Automobiles – 0.4%

220,616	Ford Motor Company	2,462,075

13,660	Harley-Davidson, Inc.	638,742
	Total Automobiles	3,100,817
	Beverages – 2.4%

9,022	Beam Inc.	501,262

8,536	Brown-Forman Corporation	546,816

17,176	Coca-Cola Enterprises Inc.	540,013

239,799	Coca-Cola Company	8,915,727

9,220	Constellation Brands, Inc., Class A, (3)	325,835

12,127	Dr. Pepper Snapple Group	519,642

8,998	Molson Coors Brewing Company, Class B	388,174

5,591	Monster Beverage Corporation, (3)	249,750

89,531	PepsiCo, Inc.	6,199,126
	Total Beverages	18,186,345
	Biotechnology – 1.6%

10,500	Alexion Pharmaceuticals Inc., (2), (3)	948,990

42,878	Amgen Inc.	3,710,877

14,726	Biogen Idec Inc., (3)	2,035,428

Nuveen Investments	21

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Biotechnology (continued)

26,291	Celgene Corporation, (3)	$1,927,656

45,171	Gilead Sciences, Inc., (3)	3,033,684
	Total Biotechnology	11,656,635
	Building Products – 0.0%

21,033	Masco Corporation, (2)	317,388
	Capital Markets – 1.9%

12,738	Ameriprise Financial, Inc.	743,517

68,279	Bank of New York Company, Inc.	1,687,174

5,740	BlackRock Inc.	1,088,763

63,458	Charles Schwab Corporation	861,760

14,925	E*Trade Group Inc., (3)	124,773

5,428	Federated Investors Inc.	126,147

8,556	Franklin Resources, Inc.	1,093,457

28,159	Goldman Sachs Group, Inc.	3,446,380

27,362	Invesco LTD	665,444

7,312	Legg Mason, Inc.	186,310

80,240	Morgan Stanley	1,394,571

13,805	Northern Trust Corporation	659,603

28,919	State Street Corporation	1,288,920

15,560	T. Rowe Price Group Inc.	1,010,466
	Total Capital Markets	14,377,285
	Chemicals – 2.3%

12,104	Air Products & Chemicals Inc.	938,423

4,409	Airgas, Inc.	392,269

3,844	CF Industries Holdings, Inc.	788,750

69,474	Dow Chemical Company, (2)	2,035,588

53,643	E.I. Du Pont de Nemours and Company, (2)	2,388,186

8,523	Eastman Chemical Company	504,903

14,082	Ecolab Inc.	980,107

9,202	FMC Corporation	492,491

4,640	International Flavors & Fragrances Inc.	299,837

14,338	LyondellBasell Industries NV	765,506

30,538	Monsanto Company	2,628,406

14,691	Mosaic Company	768,927

9,077	PPG Industries, Inc.	1,062,735

17,098	Praxair, Inc.	1,815,979

5,355	Sherwin-Williams Company	763,516

6,949	Sigma-Aldrich Corporation, (2)	487,403
	Total Chemicals	17,113,026
	Commercial Banks – 2.8%

39,994	BB&T Corporation, (2)	1,157,826

11,334	Comerica Incorporated	337,867

54,069	Fifth Third Bancorp.	785,623

15,496	First Horizon National Corporation, (2)	144,268

50,795	Huntington Bancshares Inc., (2)	324,580

22	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

54,563	KeyCorp., (2)	$459,420

6,704	M&T Bank Corporation	697,886

30,271	PNC Financial Services Group, Inc.	1,761,469

83,191	Regions Financial Corporation	542,405

31,567	SunTrust Banks, Inc., (2)	858,622

108,436	U.S. Bancorp	3,601,160

299,076	Wells Fargo & Company	10,075,870

10,833	Zions Bancorporation	232,585
	Total Commercial Banks	20,979,581
	Commercial Services & Supplies – 0.5%

13,579	ADT Corporation	563,664

6,184	Avery Dennison Corporation	200,238

6,771	Cintas Corporation	283,096

9,800	Iron Mountain Inc.	339,080

2,926	Pitney Bowes Inc., (2)	42,017

10,320	R.R. Donnelley & Sons Company, (2)	103,406

18,015	Republic Services, Inc.	510,725

4,870	Stericycle Inc., (3)	461,481

27,158	Tyco International Ltd.	729,735

26,486	Waste Management, Inc., (2)	867,152
	Total Commercial Services & Supplies	4,100,594
	Communications Equipment – 1.8%

306,664	Cisco Systems, Inc.	5,256,221

4,673	F5 Networks, Inc., (3)	385,429

6,807	Harris Corporation	311,624

14,541	JDS Uniphase Corporation, (3)	140,902

30,922	Juniper Networks Inc., (2), (3)	512,378

16,840	Motorola Solutions Inc.	870,291

98,814	QUALCOMM, Inc.	5,788,030
	Total Communications Equipment	13,264,875
	Computers & Peripherals – 5.3%

53,944	Apple, Inc.	32,102,074

85,107	Dell Inc., (2)	785,538

119,921	EMC Corporation, (3)	2,928,471

113,197	Hewlett-Packard Company, (2)	1,567,778

21,080	NetApp, Inc., (3)	567,052

14,125	SanDisk Corporation, (3)	589,860

22,252	Seagate Technology, (2)	607,925

13,743	Western Digital Corporation	470,423
	Total Computers & Peripherals	39,619,121
	Construction & Engineering – 0.2%

9,682	Fluor Corporation	540,740

7,386	Jacobs Engineering Group, Inc., (2), (3)	285,026

12,230	Quanta Services Incorporated, (3)	317,124
	Total Construction & Engineering	1,142,890

Nuveen Investments	23

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Construction Materials – 0.0%

7,597	Vulcan Materials Company, (2)	$349,234
	Consumer Finance – 0.9%

57,321	American Express Company	3,208,256

29,116	Capital One Financial Corporation	1,751,910

32,311	Discover Financial Services	1,324,751

28,031	SLM Corporation	492,785
	Total Consumer Finance	6,777,702
	Containers & Packaging – 0.1%

9,925	Ball Corporation, (2)	425,088

3,602	Bemis Company, Inc.	119,046

9,655	Owens-Illinois, Inc., (3)	188,176

9,788	Sealed Air Corporation	158,761
	Total Containers & Packaging	891,071
	Distributors – 0.1%

9,518	Genuine Parts Company, (2)	595,636
	Diversified Consumer Services – 0.1%

5,776	Apollo Group, Inc., (3)	115,982

15,709	H&R Block Inc., (2)	278,049
	Total Diversified Consumer Services	394,031
	Diversified Financial Services – 3.2%

616,928	Bank of America Corporation	5,749,769

167,855	Citigroup Inc.	6,276,098

19,515	CME Group, Inc., (2)	1,091,474

4,271	Intercontinental Exchange, Inc., (3)	559,501

217,919	JPMorgan Chase & Co.	9,082,864

11,646	Leucadia National Corporation	264,364

11,484	Moody’s Corporation, (2)	553,069

7,741	NASDAQ Stock Market, Inc.	184,313

14,541	New York Stock Exchange Euronext	360,035
	Total Diversified Financial Services	24,121,487
	Diversified Telecommunication Services – 2.8%

335,636	AT&T Inc.	11,609,649

35,564	CenturyLink Inc., (2)	1,364,946

57,158	Frontier Communications Corporation, (2)	269,786

166,428	Verizon Communications Inc., (2)	7,429,346

30,961	Windstream Corporation, (2)	295,368
	Total Diversified Telecommunication Services	20,969,095
	Electric Utilities – 2.1%

27,726	American Electric Power Company, Inc.	1,232,143

40,292	Duke Energy Corporation, (2)	2,646,781

19,152	Edison International	898,995

10,142	Entergy Corporation	736,106

48,797	Exelon Corporation, (2)	1,745,957

24,585	FirstEnergy Corp.	1,124,026

24,840	NextEra Energy Inc., (2)	1,740,290

24	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

14,739	Northeast Utilities, (2)	$579,243

13,744	Pepco Holdings, Inc., (2)	273,093

6,619	Pinnacle West Capital Corporation	350,608

32,629	PPL Corporation, (2)	965,166

49,947	Southern Company	2,339,517

29,409	Xcel Energy, Inc.	830,804
	Total Electric Utilities	15,462,729
	Electrical Equipment – 0.5%

5,000	Cooper Industries Inc.	374,700

41,997	Emerson Electric Company	2,033,915

8,694	Rockwell Automation, Inc.	617,796

6,149	Roper Industries Inc.	671,286
	Total Electrical Equipment	3,697,697
	Electronic Equipment & Instruments – 0.4%

10,051	Amphenol Corporation, Class A, (2)	604,367

86,877	Corning Incorporated	1,020,805

9,704	FLIR Systems Inc.	188,549

10,769	Jabil Circuit Inc.	186,734

8,304	Molex Inc., (2)	215,655

20,585	TE Connectivity Limited	662,425
	Total Electronic Equipment & Instruments	2,878,535
	Energy Equipment & Services – 1.8%

25,658	Baker Hughes Incorporated	1,076,866

14,414	Cooper Cameron Corporation, (3)	729,925

4,086	Diamond Offshore Drilling, Inc.	282,915

10,470	Ensco PLC, (2)	605,375

14,008	FMC Technologies Inc., (3)	572,927

54,092	Halliburton Company	1,746,631

6,298	Helmerich & Payne Inc.	301,044

16,905	Nabors Industries Inc., (3)	228,048

24,915	National-Oilwell Varco Inc.	1,836,236

14,708	Noble Corporation	555,080

7,360	Rowan Companies Inc., (3)	233,386

76,643	Schlumberger Limited	5,328,988
	Total Energy Equipment & Services	13,497,421
	Food & Staples Retailing – 2.4%

24,750	Costco Wholesale Corporation	2,436,143

73,361	CVS Caremark Corporation, (2)	3,403,950

31,086	Kroger Co., (2)	783,989

13,762	Safeway Inc., (2)	224,458

33,533	Sysco Corporation, (2)	1,041,870

49,389	Walgreen Co.	1,739,974

98,785	Wal-Mart Stores, Inc.	7,410,851

9,573	Whole Foods Market, Inc., (2)	906,850
	Total Food & Staples Retailing	17,948,085

Nuveen Investments	25

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Food Products – 1.7%

37,699	Archer-Daniels-Midland Company	$1,011,841

10,131	Campbell Soup Company, (2)	357,320

23,779	ConAgra Foods, Inc.	662,007

10,798	Dean Foods Company, (2), (3)	181,838

37,057	General Mills, Inc.	1,485,245

18,313	H.J. Heinz Company	1,053,181

8,707	Hershey Foods Corporation	599,477

7,849	Hormel Foods Corporation	231,781

6,489	JM Smucker Company	555,718

14,119	Kellogg Company	738,706

33,832	Kraft Foods Inc.	1,538,679

7,799	McCormick & Company, Incorporated	480,574

11,967	Mead Johnson Nutrition Company, Class A Shares	737,885

101,497	Mondelez International Inc.	2,693,730

16,531	Tyson Foods, Inc., Class A	277,886
	Total Food Products	12,605,868
	Gas Utilities – 0.1%

2,317	AGL Resources Inc.	94,603

7,868	ONEOK, Inc.	372,156
	Total Gas Utilities	466,759
	Health Care Equipment & Supplies – 1.7%

31,520	Baxter International, Inc.	1,974,098

11,604	Becton, Dickinson and Company, (2)	878,191

81,822	Boston Scientific Corporation, (3)	420,565

4,805	C.R. Bard, Inc.	462,193

12,704	CareFusion Corporation, (3)	337,418

27,775	Covidien PLC	1,526,236

8,581	DENTSPLY International Inc.	316,124

3,961	Edwards Lifesciences Corporation, (2), (3)	343,934

2,377	Intuitive Surgical, Inc., (3)	1,288,857

59,570	Medtronic, Inc.	2,476,921

17,965	Saint Jude Medical Inc.	687,341

18,536	Stryker Corporation	974,994

6,616	Varian Medical Systems, Inc., (2), (3)	441,684

10,084	Zimmer Holdings, Inc.	647,494
	Total Health Care Equipment & Supplies	12,776,050
	Health Care Providers & Services – 2.0%

19,888	Aetna Inc.	869,106

15,928	AmerisourceBergen Corporation, (2)	628,200

19,812	Cardinal Health, Inc.	814,868

16,403	CIGNA Corporation	836,553

8,179	Coventry Health Care, Inc.	356,932

5,382	Davita Inc., (3)	605,583

46,779	Express Scripts, Holding Company, (3)	2,878,780

9,342	Humana Inc.	693,830

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

5,541	Laboratory Corporation of America Holdings, (2), (3)	$469,489

13,475	McKesson HBOC Inc.	1,257,352

5,674	Patterson Companies, Inc.	189,512

9,082	Quest Diagnostics Incorporated	524,213

6,626	Tenet Healthcare Corporation, (2), (3)	156,385

59,390	UnitedHealth Group Incorporated	3,325,840

18,939	Wellpoint Inc.	1,160,582
	Total Health Care Providers & Services	14,767,225
	Health Care Technology – 0.1%

5,616	Cerner Corporation, (2), (3)	427,883
	Hotels, Restaurants & Leisure – 1.8%

25,942	Carnival Corporation, ADR, (2)	982,683

1,361	Chipotle Mexican Grill, (2), (3)	346,415

7,749	Darden Restaurants, Inc., (2)	407,752

15,489	International Game Technology	198,879

15,159	Marriott International, Inc., Class A, (2)	553,000

58,176	McDonald’s Corporation	5,049,677

43,450	Starbucks Corporation	1,994,355

11,296	Starwood Hotels & Resorts Worldwide, Inc., (2)	585,698

8,972	Wyndham Worldwide Corporation	452,189

4,546	Wynn Resorts Ltd	550,339

28,190	YUM! Brands, Inc.	1,976,401
	Total Hotels, Restaurants & Leisure	13,097,388
	Household Durables – 0.3%

15,418	D.R. Horton, Inc.	323,161

4,239	Harman International Industries Inc.	177,741

8,024	Leggett and Platt Inc., (2)	212,877

9,454	Lennar Corporation, Class A, (2)	354,241

17,018	Newell Rubbermaid Inc.	351,252

19,801	Pulte Corporation, (3)	343,349

4,422	Whirlpool Corporation	431,941
	Total Household Durables	2,194,562
	Household Products – 2.2%

7,446	Clorox Company	538,346

27,321	Colgate-Palmolive Company	2,867,612

22,447	Kimberly-Clark Corporation	1,873,202

156,840	Procter & Gamble Company, (2)	10,859,602
	Total Household Products	16,138,762
	Independent Power Producers & Energy Traders – 0.1%

37,902	AES Corporation, (3)	396,076

14,636	NRG Energy Inc.	315,552
	Total Independent Power Producers & Energy Traders	711,628
	Industrial Conglomerates – 2.4%

39,721	3M Co.	3,479,560

33,489	Danaher Corporation	1,732,386

Nuveen Investments	27

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

606,546	General Electric Company	$12,773,859
	Total Industrial Conglomerates	17,985,805
	Insurance – 3.8%

19,388	ACE Limited	1,524,866

26,771	AFLAC Incorporated	1,332,660

28,128	Allstate Corporation	1,124,557

60,995	American International Group, (3)	2,130,555

18,687	Aon PLC	1,008,164

4,909	Assurant Inc.	185,609

100,673	Berkshire Hathaway Inc., Class B, (3)	8,693,114

15,454	Chubb Corporation	1,189,649

9,899	Cincinnati Financial Corporation	394,376

28,860	Genworth Financial Inc., Class A, (3)	172,006

25,238	Hartford Financial Services Group, Inc., (2)	547,917

16,339	Lincoln National Corporation, (2)	405,044

17,950	Loews Corporation	758,926

31,234	Marsh & McLennan Companies, Inc.	1,062,893

60,798	MetLife, Inc.	2,157,721

18,452	Principal Financial Group, Inc.	508,168

34,903	Progressive Corporation, (2)	778,337

26,849	Prudential Financial, Inc.	1,531,735

5,636	Torchmark Corporation	285,125

22,271	Travelers Companies, Inc.	1,579,905

16,363	Unum Group	331,842

17,844	XL Capital Ltd, Class A	441,461
	Total Insurance	28,144,630
	Internet & Catalog Retail – 1.0%

20,632	Amazon.com, Inc., (2), (3)	4,803,542

5,573	Expedia, Inc.	329,643

2,853	Netflix.com Inc., (2), (3)	225,644

2,979	Priceline.com Incorporated, (3)	1,709,261

5,911	TripAdvisor Inc., (3)	179,044
	Total Internet & Catalog Retail	7,247,134
	Internet Software & Services – 2.1%

10,548	Akamai Technologies, Inc., (3)	400,719

67,541	eBay Inc., (3)	3,261,555

14,864	Google Inc., Class A, (3)	10,104,101

9,350	VeriSign, Inc., (3)	346,605

69,766	Yahoo! Inc., (3)	1,172,766
	Total Internet Software & Services	15,285,746
	IT Services – 3.8%

35,562	Accenture Limited	2,397,234

27,999	Automatic Data Processing, Inc.	1,618,062

17,431	Cognizant Technology Solutions Corporation, Class A, (3)	1,161,776

9,116	Computer Sciences Corporation	277,582

28	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

10,191	Fidelity National Information Services	$334,978

7,814	Fiserv, Inc., (2), (3)	585,581

65,733	International Business Machines Corporation (IBM)	12,787,040

6,268	MasterCard, Inc.	2,889,109

18,471	Paychex, Inc.	599,015

15,839	SAIC, Inc.	174,071

9,841	Teradata Corporation, (3)	672,239

10,682	Total System Services Inc.	240,238

28,506	Visa Inc.	3,955,493

35,090	Western Union Company	445,643
	Total IT Services	28,138,061
	Leisure Equipment & Products – 0.1%

6,824	Hasbro, Inc.	245,596

19,907	Mattel, Inc.	732,179
	Total Leisure Equipment & Products	977,775
	Life Sciences Tools & Services – 0.4%

20,412	Agilent Technologies, Inc.	734,628

11,128	Life Technologies Corporation, (3)	544,270

7,178	PerkinElmer Inc., (2)	222,016

21,026	Thermo Fisher Scientific, Inc.	1,283,848

5,087	Waters Corporation, (3)	416,167
	Total Life Sciences Tools & Services	3,200,929
	Machinery – 1.9%

37,345	Caterpillar Inc.	3,167,229

11,003	Cummins Inc.	1,029,661

22,770	Deere & Company, (2)	1,945,469

10,513	Dover Corporation	612,067

19,332	Eaton Corporation, (2)	912,857

2,934	Flowserve Corporation	397,528

27,327	Illinois Tool Works, Inc.	1,675,965

18,351	Ingersoll Rand Company Limited, Class A	863,048

6,060	Joy Global Inc.	378,447

22,190	PACCAR Inc., (2)	961,715

6,629	Pall Corporation	417,362

8,647	Parker Hannifin Corporation	680,173

6,516	Pentair Limited	275,236

3,532	Snap-on Incorporated	273,130

9,800	Stanley Black & Decker Inc.	679,140

10,850	Xylem Inc.	263,221
	Total Machinery	14,532,248
	Media – 3.5%

10,913	Cablevision Systems Corporation	190,104

38,752	CBS Corporation, Class B	1,255,565

154,347	Comcast Corporation, Class A	5,789,556

38,099	DIRECTV Group, Inc., (3)	1,947,240

Nuveen Investments	29

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Media (continued)

14,992	Discovery Communications Inc., Class A Shares, (2), (3)	$884,828

14,604	Gannett Company Inc.	246,808

27,110	Interpublic Group Companies, Inc.	273,811

16,011	McGraw-Hill Companies, Inc.	885,088

120,606	News Corporation, Class A, (2)	2,884,896

15,606	Omnicom Group, Inc.	747,683

5,307	Scripps Networks Interactive, Class A Shares, (2)	322,241

18,760	Time Warner Cable, Class A	1,859,304

54,950	Time Warner Inc., (2)	2,387,609

30,216	Viacom Inc., Class B	1,549,174

102,321	Walt Disney Company, (2)	5,020,891

110	Washington Post Company, (2)	36,686
	Total Media	26,281,484
	Metals & Mining – 0.8%

61,066	Alcoa Inc.	523,336

6,132	Allegheny Technologies, Inc.	161,578

8,206	Cliffs Natural Resources Inc., (2)	297,632

54,334	Freeport-McMoRan Copper & Gold, Inc.	2,112,506

28,508	Newmont Mining Corporation	1,555,111

18,617	Nucor Corporation	747,100

4,840	Titanium Metals Corporation, (2)	56,676

8,465	United States Steel Corporation, (2)	172,601
	Total Metals & Mining	5,626,540
	Multiline Retail – 0.8%

3,980	Big Lots, Inc., (3)	115,937

7,314	Dollar Tree Stores Inc., (3)	291,609

6,683	Family Dollar Stores, Inc.	440,811

8,401	J.C. Penney Company, Inc., (2)	201,708

13,726	Kohl’s Corporation	731,321

23,651	Macy’s, Inc.	900,394

9,169	Nordstrom, Inc.	520,524

37,852	Target Corporation	2,413,065
	Total Multiline Retail	5,615,369
	Multi-Utilities – 1.3%

14,240	Ameren Corporation	468,211

27,733	CenterPoint Energy, Inc., (2)	600,974

14,814	CMS Energy Corporation	360,276

17,219	Consolidated Edison, Inc.	1,039,683

32,717	Dominion Resources, Inc.	1,726,803

10,281	DTE Energy Company	638,450

4,730	Integrys Energy Group, Inc.	255,609

17,036	NiSource Inc.	433,907

23,860	PG&E Corporation	1,014,527

28,960	Public Service Enterprise Group Incorporated	927,878

6,971	Scana Corporation, (2)	342,137

30	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

14,539	Sempra Energy	$1,014,095

13,096	TECO Energy, Inc.	234,026

14,184	Wisconsin Energy Corporation	545,658
	Total Multi-Utilities	9,602,234
	Office Electronics – 0.1%

77,153	Xerox Corporation	496,865
	Oil, Gas & Consumable Fuels – 9.3%

28,599	Anadarko Petroleum Corporation	1,967,897

22,374	Apache Corporation	1,851,449

12,682	Cabot Oil & Gas Corporation	595,800

37,916	Chesapeake Energy Corporation	768,178

112,958	Chevron Corporation	12,449,101

72,391	ConocoPhillips	4,187,819

13,027	CONSOL Energy Inc.	458,029

23,353	Denbury Resources Inc., (3)	358,001

23,151	Devon Energy Corporation	1,347,620

15,434	EOG Resources, Inc.	1,797,907

8,563	EQT Corporation	519,175

267,695	Exxon Mobil Corporation	24,405,757

17,405	Hess Corporation	909,585

29,518	Kinder Morgan, Inc.	1,024,570

40,377	Marathon Oil Corporation	1,213,733

21,636	Marathon Petroleum Corporation	1,188,465

11,115	Murphy Oil Corporation	666,900

7,717	Newfield Exploration Company, (2), (3)	209,285

10,177	Noble Energy, Inc.	966,917

46,430	Occidental Petroleum Corporation	3,666,113

15,594	Peabody Energy Corporation	435,073

37,691	Phillips 66	1,777,508

7,086	Pioneer Natural Resources Company, (2)	748,636

10,212	QEP Resources Inc.	296,148

9,195	Range Resources Corporation	600,985

19,929	Southwestern Energy Company, (2), (3)	691,536

38,231	Spectra Energy Corporation	1,103,729

8,414	Tesoro Corporation	317,292

32,903	Valero Energy Corporation	957,477

34,648	Williams Companies, Inc.	1,212,334

11,549	WPX Energy Inc., (2), (3)	195,640
	Total Oil, Gas & Consumable Fuels	68,888,659
	Paper & Forest Products – 0.2%

25,021	International Paper Company	896,502

9,866	MeadWestvaco Corporation	292,922
	Total Paper & Forest Products	1,189,424
	Personal Products – 0.2%

24,720	Avon Products, Inc., (2)	382,913

Nuveen Investments	31

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Personal Products (continued)

12,907	Estee Lauder Companies Inc., Class A	$795,329
	Total Personal Products	1,178,242
	Pharmaceuticals – 6.2%

91,576	Abbott Laboratories	6,000,060

18,561	Allergan, Inc.	1,669,005

99,615	Bristol-Myers Squibb Company	3,312,199

58,458	Eli Lilly and Company	2,842,813

15,210	Forest Laboratories, Inc., (3)	512,729

9,454	Hospira Inc., (3)	290,143

157,220	Johnson & Johnson, (2)	11,134,320

174,119	Merck & Company Inc.	7,945,050

24,596	Mylan Laboratories Inc., (2), (3)	623,263

3,056	Perrigo Company	351,471

428,670	Pfizer Inc.	10,661,023

7,486	Watson Pharmaceuticals Inc., (3)	643,422
	Total Pharmaceuticals	45,985,498
	Professional Services – 0.1%

2,987	Dun and Bradstreet Inc., (2)	242,066

7,432	Equifax Inc.	371,897

8,795	Robert Half International Inc.	236,498
	Total Professional Services	850,461
	Real Estate Investment Trust – 2.0%

24,026	American Tower REIT Inc.	1,808,918

7,519	Apartment Investment & Management Company, Class A, (2)	200,682

5,886	AvalonBay Communities, Inc., (2)	797,906

9,151	Boston Properties, Inc.	972,751

17,437	Equity Residential	1,001,058

26,633	Health Care Property Investors Inc.	1,179,842

8,504	Health Care REIT, Inc.	505,393

41,517	Host Hotels & Resorts Inc., (2)	600,336

24,856	Kimco Realty Corporation, (2)	485,189

9,244	Plum Creek Timber Company	405,812

26,938	Prologis Inc.	923,704

8,365	Public Storage, Inc.	1,159,640

17,270	Simon Property Group, Inc.	2,628,667

11,838	Ventas Inc., (2)	748,990

10,519	Vornado Realty Trust	843,729

32,030	Weyerhaeuser Company	886,911
	Total Real Estate Investment Trust	15,149,528
	Real Estate Management & Development – 0.0%

18,699	CBRE Group Inc., (3)	336,956
	Road & Rail – 0.8%

59,489	CSX Corporation	1,217,740

18,648	Norfolk Southern Corporation	1,144,055

3,104	Ryder System, Inc.	140,052

32	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail (continued)

27,261	Union Pacific Corporation	$3,353,921
	Total Road & Rail	5,855,768
	Semiconductors & Equipment – 1.9%

34,414	Advanced Micro Devices, Inc., (2), (3)	70,549

18,863	Altera Corporation	574,944

17,516	Analog Devices, Inc.	685,051

73,374	Applied Materials, Inc.	777,764

28,516	Broadcom Corporation, Class A, (3)	899,252

3,482	First Solar Inc., (2), (3)	84,647

288,007	Intel Corporation	6,228,151

9,797	KLA-Tencor Corporation	455,756

8,059	Lam Research Corporation, (3)	285,289

13,389	Linear Technology Corporation	418,540

33,125	LSI Logic Corporation, (3)	226,906

11,235	Microchip Technology Incorporated	352,217

58,259	Micron Technology, Inc., (3)	316,055

35,898	NVIDIA Corporation	429,699

10,819	Teradyne Inc., (2), (3)	158,174

65,722	Texas Instruments Incorporated	1,846,131

15,428	Xilinx, Inc.	505,421
	Total Semiconductors & Equipment	14,314,546
	Software – 3.5%

28,402	Adobe Systems Incorporated, (2), (3)	965,668

13,333	Autodesk, Inc., (2), (3)	424,523

9,222	BMC Software, Inc., (3)	375,335

20,259	CA Inc.	456,233

10,963	Citrix Systems, (3)	677,623

18,197	Electronic Arts Inc., (3)	224,733

16,842	Intuit, Inc.	1,000,752

428,019	Microsoft Corporation	12,213,522

222,150	Oracle Corporation	6,897,758

12,282	Red Hat, Inc., (3)	603,906

7,995	Salesforce.com, Inc., (2), (3)	1,167,110

41,260	Symantec Corporation, (3)	750,519
	Total Software	25,757,682
	Specialty Retail – 2.1%

3,638	Abercrombie & Fitch Co., Class A, (2)	111,250

3,009	AutoNation Inc., (2), (3)	133,600

1,622	AutoZone, Inc., (2), (3)	608,250

13,308	Bed Bath and Beyond Inc., (2), (3)	767,605

15,868	Best Buy Co., Inc., (2)	241,352

13,737	CarMax, Inc., (2), (3)	463,624

7,459	GameStop Corporation, (2)	170,289

19,045	Gap, Inc.	680,287

88,237	Home Depot, Inc.	5,415,987

Nuveen Investments	33

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Specialty Retail (continued)

14,549	Limited Brands, Inc., (2)	$696,752

67,363	Lowe’s Companies, Inc.	2,181,214

8,253	O’Reilly Automotive Inc., (3)	707,117

12,936	Ross Stores, Inc.	788,449

39,452	Staples, Inc., (2)	454,290

7,254	Tiffany & Co.	458,598

42,416	TJX Companies, Inc.	1,765,778

6,383	Urban Outfitters, Inc., (2), (3)	228,256
	Total Specialty Retail	15,872,698
	Textiles, Apparel & Luxury Goods – 0.6%

16,452	Coach, Inc., (2)	922,135

2,605	Fossil Inc., (3)	226,896

20,992	Nike, Inc., Class B	1,918,249

3,791	Ralph Lauren Corporation	582,639

5,262	VF Corporation	823,398
	Total Textiles, Apparel & Luxury Goods	4,473,317
	Thrifts & Mortgage Finance – 0.1%

31,009	Hudson City Bancorp, Inc.	263,111

20,354	People’s United Financial, Inc.	244,859
	Total Thrifts & Mortgage Finance	507,970
	Tobacco – 1.9%

116,487	Altria Group, Inc.	3,704,287

7,686	Lorillard Inc.	891,653

97,638	Philip Morris International	8,646,821

18,977	Reynolds American Inc., (2)	790,202
	Total Tobacco	14,032,963
	Trading Companies & Distributors – 0.2%

17,918	Fastenal Company	800,935

3,732	W.W. Grainger, Inc.	751,662
	Total Trading Companies & Distributors	1,552,597
	Wireless Telecommunication Services – 0.3%

14,425	Crown Castle International Corporation, (2), (3)	962,869

17,652	Metropcs Communications Inc., (3)	180,227

176,110	Sprint Nextel Corporation, (3)	975,649
	Total Wireless Telecommunication Services	2,118,745
	Total Common Stocks (cost $387,644,302)	731,257,686

Shares	Description (1)	Value
	WARRANTS – 0.0%

29,014	Kinder Morgan Inc., Uncovered Equity Options Warrant, (2)	$111,704
	Total Warrants (cost $51,956)	111,704

34	Nuveen Investments

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.7%

	Money Market Fund – 12.7%

94,369,055	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)					$94,369,055
	Total Investments Purchased with Collateral from Securities Lending (cost $94,369,055)					94,369,055

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 1.6%

11,818,183	First American Treasury Obligations Fund, Class Z	0.004%	(4)	N/A	N/A	$11,818,183
	U.S. Government and Agency Obligations – 0.4%

$3,400	U.S. Treasury Bills, (7)	0.000%		2/21/13	N/R	3,398,759
	Total Short-Term Investments (cost $15,217,020)					15,216,942
	Total Investments (cost $497,282,333) – 113.0%					840,955,387
	Other Assets Less Liabilities – (13.0)% (8)					(96,685,652)
	Net Assets – 100%					$744,269,735

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	38	12/12	$13,364,600	$(415,303)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $91,027,521.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at the end of the reporting period.

N/A	Not applicable.

N/R	Not rated.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Mid Cap Index Fund

October 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 92.7%

	Aerospace & Defense – 1.3%

10,467	Alliant Techsystems Inc.	$599,654

32,824	BE Aerospace Inc., (2), (3)	1,480,034

9,734	Esterline Technologies Corporation, (2)	562,528

58,946	Exelis Inc.	651,943

15,624	Huntington Ingalls Industries Inc., (2)	662,145

15,739	Triumph Group Inc.	1,029,645
	Total Aerospace & Defense	4,985,949
	Air Freight & Logistics – 0.1%

32,472	UTI Worldwide, Inc.	451,036
	Airlines – 0.3%

22,419	Alaska Air Group, Inc., (2)	857,303

72,121	JetBlue Airways Corporation, (2), (3)	381,520
	Total Airlines	1,238,823
	Auto Components – 0.2%

45,558	Gentex Corporation, (3)	784,509
	Automobiles – 0.1%

13,135	Thor Industries, Inc.	499,524
	Biotechnology – 1.9%

24,640	Regeneron Pharmaceuticals, Inc., (2), (3)	3,506,259

16,960	United Therapeutics Corporation, (2)	774,563

66,673	Vertex Pharmaceuticals Inc., (2)	3,216,306
	Total Biotechnology	7,497,128
	Building Products – 0.6%

50,427	Fortune Brands Home & Security, (2)	1,434,144

16,100	Lennox International Inc., (3)	805,805
	Total Building Products	2,239,949
	Capital Markets – 2.2%

16,224	Affiliated Managers Group Inc., (2)	2,052,336

63,319	Apollo Investment Corporation	503,386

36,507	Eaton Vance Corporation, (3)	1,027,307

9,181	Greenhill & Co., Inc., (3)	438,117

59,547	Janus Capital Group Inc., (3)	506,150

47,486	Jefferies Group, Inc.	676,201

35,267	Raymond James Financial Inc.	1,345,083

45,469	SEI Investments Company	994,862

27,273	Waddell & Reed Financial, Inc., Class A, (3)	909,009
	Total Capital Markets	8,452,451
	Chemicals – 2.8%

28,174	Albemarle Corporation	1,552,669

24,788	Ashland Inc., (3)	1,763,666

20,028	Cabot Corporation	716,201

14,526	Cytec Industries, Inc.	999,679

16,648	Interpid Potash Inc., (2)	361,761

5,606	Minerals Technologies Inc., (3)	401,726

36	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

3,346	NewMarket Corporation	$907,803

25,302	Olin Corporation	524,763

41,548	RPM International, Inc.	1,107,670

13,701	Scotts Miracle Gro Company, (3)	586,540

15,770	Sensient Technologies Corporation	573,713

28,814	Valspar Corporation	1,614,448
	Total Chemicals	11,110,639
	Commercial Banks – 3.7%

54,948	Associated Banc-Corp., (3)	708,280

25,955	BancorpSouth Inc.	367,263

14,023	Bank of Hawaii Corporation	619,256

24,865	Cathay General Bancorp.	439,862

14,817	City National Corporation	757,149

24,470	Commerce Bancshares Inc.	931,818

19,352	Cullen/Frost Bankers, Inc.	1,070,166

45,673	East West Bancorp Inc.	972,378

111,405	First Niagara Financial Group Inc.	922,433

34,640	FirstMerit Corporation, (3)	480,111

63,430	Fulton Financial Corporation	616,540

26,779	Hancock Holding Company	845,949

16,782	International Bancshares Corporation	304,593

14,159	Prosperity Bancshares, Inc.	592,696

14,586	Signature Bank, (2)	1,039,107

13,967	SVB Financial Group, (2)	790,393

248,478	Synovus Financial Corp., (3)	608,771

51,233	TCF Financial Corporation	586,106

20,459	Trustmark Corporation, (3)	480,173

62,311	Valley National Bancorp., (3)	606,909

23,316	Webster Financial Corporation	512,952

8,802	Westamerica Bancorp., (3)	388,344
	Total Commercial Banks	14,641,249
	Commercial Services & Supplies – 1.7%

14,930	Brinks Company	392,808

14,985	Clean Harbors, Inc., (2), (3)	874,375

32,865	Copart Inc., (2)	946,183

31,580	Corrections Corporation of America	1,062,667

16,108	Deluxe Corporation, (3)	507,563

14,384	HNI Corporation, (3)	395,848

18,602	Herman Miller Inc.	360,693

9,792	Mine Safety Appliances Company	377,971

20,404	Rollins Inc.	462,559

38,881	Waste Connections Inc.	1,276,463
	Total Commercial Services & Supplies	6,657,130
	Communications Equipment – 0.9%

20,127	ADTRAN, Inc., (3)	339,945

Nuveen Investments	37

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Communications Equipment (continued)

31,322	Ciena Corporation, (2), (3)	$388,706

10,551	Interdigital Inc., (3)	401,888

13,428	Plantronics Inc.	435,604

56,321	Polycom Inc., (2)	564,336

50,079	Riverbed Technology, Inc., (2)	924,959

115,685	Tellabs Inc.	337,800
	Total Communications Equipment	3,393,238
	Computers & Peripherals – 0.6%

19,898	Diebold Inc.	591,966

18,077	Lexmark International, Inc., Class A, (3)	384,317

50,133	NCR Corporation, (2), (3)	1,066,830

30,784	QLogic Corporation, (2)	288,754
	Total Computers & Peripherals	2,331,867
	Construction & Engineering – 1.0%

35,668	AECOM Technology Corporation, (2)	765,792

10,988	Granite Construction Inc.	331,947

46,882	KBR Inc.	1,306,133

20,823	Shaw Group Inc., (2)	911,839

23,923	URS Corporation	800,942
	Total Construction & Engineering	4,116,653
	Construction Materials – 0.3%

14,413	Martin Marietta Materials, (3)	1,186,334
	Containers & Packaging – 1.5%

20,878	AptarGroup Inc.	1,070,624

9,701	Greif Inc.	407,054

30,972	Packaging Corp. of America	1,092,382

22,327	Rock-Tenn Company	1,634,113

15,308	Silgan Holdings, Inc.	662,989

31,672	Sonoco Products Company	985,949
	Total Containers & Packaging	5,853,111
	Distributors – 0.5%

93,140	LKQ Corporation, (2)	1,945,695
	Diversified Consumer Services – 0.8%

18,341	Devry, Inc., (3)	481,635

5,718	ITT Educational Services, Inc., (2), (3)	122,880

8,907	Matthews International Corporation	256,254

18,183	Regis Corporation, (3)	302,929

68,580	Service Corporation International	962,863

21,399	Sothebys Holdings Inc., (3)	666,151

3,747	Strayer Education Inc., (3)	215,303
	Total Diversified Consumer Services	3,008,015
	Diversified Financial Services – 0.5%

27,490	CBOE Holdings Inc., (3)	810,680

38,396	MSCI Inc., Class A Shares, (2)	1,034,388
	Total Diversified Financial Services	1,845,068

38	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.3%

47,449	TW Telecom Inc., (2)	$1,208,526
	Electric Utilities – 2.1%

19,245	Cleco Corporation	830,422

48,337	Great Plains Energy Incorporated	1,084,682

30,517	Hawaiian Electric Industries	789,780

15,826	IDACORP, INC	707,739

74,553	NV Energy Inc.	1,417,253

30,821	OGE Energy Corp.	1,774,673

25,163	PNM Resources Inc.	557,612

39,861	Westar Energy Inc.	1,183,872
	Total Electric Utilities	8,346,033
	Electrical Equipment – 1.6%

13,376	Acuity Brands Inc.	865,427

76,165	Ametek Inc., (3)	2,707,666

15,721	General Cable Corporation, (2)	448,520

18,710	Hubbell Incorporated, Class B	1,566,401

13,153	Regal-Beloit Corporation	857,313
	Total Electrical Equipment	6,445,327
	Electronic Equipment & Instruments – 1.9%

35,308	Arrow Electronics, Inc., (2)	1,243,901

45,823	Avnet Inc., (2)	1,312,829

48,123	Ingram Micro, Inc., Class A, (2)	731,470

12,622	Itron Inc., (2)	518,259

29,370	National Instruments Corporation	691,957

12,594	Tech Data Corporation, (2)	558,040

39,516	Trimble Navigation Limited, (2)	1,864,365

46,909	Vishay Intertechnology Inc., (2)	388,407
	Total Electronic Equipment & Instruments	7,309,228
	Energy Equipment & Services – 2.6%

17,964	Atwood Oceanics Inc., (2), (3)	858,679

6,271	Carbo Ceramics Inc., (3)	463,740

23,894	Dresser Rand Group, Inc., (2), (3)	1,231,258

10,918	Dril Quip Inc., (2), (3)	756,181

33,371	Helix Energy Solutions Group, (2)	576,985

34,213	Oceaneering International Inc.	1,790,366

16,876	Oil States International Inc., (2)	1,233,636

49,317	Patterson-UTI Energy, Inc., (3)	797,949

49,765	Superior Energy Services, Inc., (2)	1,011,722

16,190	Tidewater Inc.	769,187

13,193	Unit Corporation, (2)	532,338
	Total Energy Equipment & Services	10,022,041
	Food & Staples Retailing – 0.2%

15,322	Harris Teeter Supermarkets Incorporated, (3)	573,809

67,051	SUPERVALU INC., (3)	208,529
	Total Food & Staples Retailing	782,338

Nuveen Investments	39

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Food Products – 1.8%

35,634	Flowers Foods Inc.	$701,633

41,222	Green Mountain Coffee Inc., (2), (3)	995,924

37,494	Hillshire Brands Company	975,219

24,110	Ingredion Inc.	1,481,801

6,208	Lancaster Colony Corporation, (3)	451,818

8,694	Post Holdings Inc., (2)	274,296

17,441	Ralcorp Holdings Inc., (2)	1,259,066

43,280	Smithfield Foods, Inc., (2), (3)	885,942

8,010	Tootsie Roll Industries Inc., (3)	213,467
	Total Food Products	7,239,166
	Gas Utilities – 1.4%

28,441	Atmos Energy Corporation	1,023,023

26,288	National Fuel Gas Company, (3)	1,385,378

56,293	Questar Corporation	1,139,370

35,489	UGI Corporation	1,145,940

16,262	WGL Holdings Inc.	646,740
	Total Gas Utilities	5,340,451
	Health Care Equipment & Supplies – 2.5%

14,960	Cooper Companies, Inc.	1,435,861

19,603	Hill-Rom Holdings Inc.	550,648

83,580	Hologic Inc., (2)	1,723,420

17,387	Idexx Labs Inc., (2), (3)	1,672,629

18,112	Masimo Corporation, (2), (3)	397,921

45,096	ResMed Inc., (3)	1,801,134

18,260	Steris Corporation, (3)	650,239

12,892	Teleflex Inc., (3)	876,011

18,533	Thoratec Corporation, (2)	661,628
	Total Health Care Equipment & Supplies	9,769,491
	Health Care Providers & Services – 3.0%

15,322	AmericGroup Corporation, (2)	1,399,511

28,719	Community Health Systems, Inc., (2)	787,475

80,976	Health Management Associates Inc., (2)	591,125

26,310	Health Net Inc., (2), (3)	566,191

28,388	Henry Schein Inc., (2)	2,094,467

27,155	HMS Holdings Corporation, (2), (3)	627,009

15,454	Lifepoint Hospitals Inc., (2)	546,144

15,542	Medax Inc., (2)	1,072,087

35,689	Omnicare, Inc.	1,232,341

20,069	Owens and Minor Inc., (3)	571,364

30,585	Universal Health Services, Inc., Class B	1,265,913

27,642	VCA Antech, Inc., (2)	541,230

13,612	Wellcare Health Plans Inc., (2)	647,931
	Total Health Care Providers & Services	11,942,788
	Health Care Technology – 0.2%

54,448	Allscripts Healthcare Solutions Inc., (2)	703,468

40	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.4%

13,616	Bally Technologies, Inc., (2)	$679,711

9,206	Bob Evans Farms	350,472

23,814	Brinker International Inc.	733,471

17,061	Cheesecake Factory Inc., (3)	564,037

8,768	International Speedway Corporation	223,584

13,542	Life Time Fitness Inc., (2), (3)	607,900

9,393	Panera Bread Company, (2)	1,584,036

18,465	Scientific Games Corporation, (2)	151,967

93,704	The Wendy’s Company	400,116

17,400	WMS Industries Inc., (2)	285,882
	Total Hotels, Restaurants & Leisure	5,581,176
	Household Durables – 2.0%

20,728	Jarden Corporation	1,032,254

22,785	KB Home, (3)	364,104

11,975	MDC Holdings Inc.	457,924

18,084	Mohawk Industries Inc., (2)	1,509,471

1,600	NVR Inc., (2), (3)	1,445,984

18,903	Tempur Pedic International Inc., (2), (3)	499,795

46,349	Toll Brothers Inc., (2), (3)	1,529,980

17,663	Tupperware Corporation	1,043,883
	Total Household Durables	7,883,395
	Household Products – 0.9%

43,740	Church & Dwight Company Inc., (3)	2,220,242

20,657	Energizer Holdings Inc.	1,507,341
	Total Household Products	3,727,583
	Industrial Conglomerates – 0.3%

19,625	Carlisle Companies Inc.	1,090,169
	Insurance – 4.3%

4,600	Alleghany Corporation, Term Loan, (2)	1,598,960

23,874	American Financial Group Inc.	926,311

36,907	Arthur J. Gallagher & Co.	1,307,984

22,593	Aspen Insurance Holdings Limited, (3)	730,884

36,663	Brown & Brown Inc.	936,740

16,585	Everest Reinsurance Group Ltd	1,841,764

70,384	Fidelity National Title Group Inc., Class A	1,506,921

33,536	First American Corporation	762,944

14,227	Hanover Insurance Group Inc.	513,737

31,968	HCC Insurance Holdings Inc.	1,139,340

15,659	Kemper Corporation	485,429

11,443	Mercury General Corporation	463,785

81,961	Old Republic International Corporation, (3)	809,775

25,590	Protective Life Corporation	698,607

23,189	Reinsurance Group of America Inc.	1,227,162

14,019	StanCorp Financial Group Inc.	481,553

35,395	WR Berkley Corporation	1,376,512
	Total Insurance	16,808,408

Nuveen Investments	41

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Internet & Catalog Retail – 0.2%

12,380	Hosting Site Network, Inc.	$644,008
	Internet Software & Services – 1.7%

29,540	AOL Inc., (2), (3)	1,014,108

15,188	Equinix Inc., (2), (3)	2,740,067

38,303	Monster Worldwide Inc., (2), (3)	238,245

33,732	Rackspace Hosting Inc., (2), (3)	2,148,391

25,083	ValueClick, Inc., (2), (3)	418,134
	Total Internet Software & Services	6,558,945
	IT Services – 3.2%

24,263	Acxiom Corporation, (2)	442,800

15,908	Alliance Data Systems Corporation, (2), (3)	2,275,639

39,455	Broadridge Financial Solutions, Inc.	905,492

36,858	Convergys Corporation	619,583

33,742	CoreLogic Inc., (2)	803,060

10,792	DST Systems Inc.	615,576

29,467	Gartner Inc., (2)	1,367,563

24,817	Global Payments Inc.	1,060,927

27,581	Henry Jack and Associates Inc.	1,048,078

26,698	Lender Processing Services Inc.	643,689

7,346	ManTech International Corporation, Class A, (3)	168,738

21,132	Neustar, Inc., (2)	773,220

34,003	VeriFone Holdings Inc., (2)	1,007,849

12,277	Wright Express Corporation, (2), (3)	905,797
	Total IT Services	12,638,011
	Leisure Equipment & Products – 0.5%

21,696	Polaris Industries Inc., (3)	1,833,312
	Life Sciences Tools & Services – 1.1%

6,246	Bio-Rad Laboratories Inc., (2)	633,032

15,478	Charles River Laboratories International, Inc., (2)	577,639

17,518	Covance, Inc., (2)	853,302

9,845	Mettler-Toledo International Inc., (2)	1,667,448

11,563	Techne Corporation	778,884
	Total Life Sciences Tools & Services	4,510,305
	Machinery – 4.9%

30,711	AGCO Corporation, (2)	1,397,658

15,872	CLARCOR, Inc.	718,049

15,606	Crane Company	655,140

47,044	Donaldson Company, Inc.	1,518,110

15,819	Gardner Denver, Inc.	1,096,731

19,095	Graco Inc., (3)	917,706

25,441	Harsco Corporation	508,566

26,542	IDEX Corporation	1,128,831

29,157	ITT Industries, Inc.	606,466

25,287	Kennametal Inc.	895,666

26,441	Lincoln Electric Holdings Inc.	1,146,746

42	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

17,879	Nordson Corporation	$1,055,397

28,950	Oshkosh Truck Corporation, (2)	867,921

16,001	SPX Corporation	1,097,509

34,875	Terex Corporation, (2)	786,431

26,519	Timken Company	1,047,235

25,354	Trinity Industries Inc.	793,073

7,128	Valmont Industries, Inc.	962,993

15,193	Wabtec Corporation	1,244,307

19,003	Woodward Governor Company	636,601
	Total Machinery	19,081,136
	Marine – 0.3%

17,651	Kirby Corporation, (2)	1,014,579

13,330	Matson Incorporated	283,263
	Total Marine	1,297,842
	Media – 1.2%

18,130	AMC Networks Inc., Class A Shares, (2)	847,034

31,716	Cinemark Holdings Inc., (3)	783,068

22,568	Dreamworks Animation SKG Inc., (2), (3)	459,710

14,754	John Wiley and Sons Inc., Class A	640,029

18,557	Lamar Advertising Company, (2), (3)	728,362

11,632	Meredith Corporation, (3)	389,323

38,349	New York Times, Class A, (2)	313,695

7,956	Scholastic Corporation	262,468

13,507	Valassis Communications Inc., (3)	351,452
	Total Media	4,775,141
	Metals & Mining – 1.6%

13,891	Carpenter Technology Inc.	675,242

36,633	Commercial Metals Company	504,070

10,448	Compass Minerals International, Inc., (3)	823,825

23,735	Reliance Steel & Aluminum Company, (3)	1,289,760

19,409	Royal Gold, Inc.	1,709,545

69,208	Steel Dynamics Inc.	875,481

16,791	Worthington Industries, Inc., (3)	363,021
	Total Metals & Mining	6,240,944
	Multiline Retail – 0.1%

33,038	Saks Inc., (2), (3)	339,631
	Multi-Utilities - 1.1%

35,052	Alliant Energy Corporation, (3)	1,566,824

13,928	Black Hills Corporation	498,205

59,652	MDU Resources Group Inc.	1,296,238

25,902	Vectren Corporation	765,922
	Total Multi-Utilities	4,127,189
	Office Electronics – 0.1%

16,381	Zebra Technologies Corporation, Class A, (2)	588,569

Nuveen Investments	43

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.9%

70,014	Alpha Natural Resources Inc., (2), (3)	$600,020

67,049	Arch Coal Inc., (3)	533,710

15,198	Bill Barrett Corporation, (2)	348,186

27,079	Cimarex Energy Company	1,548,377

22,785	Energen Corporation	1,062,920

37,204	Forest Oil Corporation, (2), (3)	282,006

65,328	HollyFrontier Company, (3)	2,523,621

20,063	Northern Oil and Gas Inc., (2), (3)	304,155

40,720	Plains Exploration & Production Company, (2)	1,452,075

38,302	Quicksilver Resources Inc., (2), (3)	148,229

16,710	Rosetta Resources, Inc., (2)	769,328

20,266	SM Energy Company	1,092,743

22,172	World Fuel Services Corporation, (3)	769,368
	Total Oil, Gas & Consumable Fuels	11,434,738
	Paper & Forest Products – 0.4%

11,417	Domtar Corporation	910,506

43,443	Louisiana-Pacific Corporation, (2)	685,965
	Total Paper & Forest Products	1,596,471
	Pharmaceuticals – 0.5%

37,021	Endo Pharmaceuticals Holdings Inc., (2)	1,061,022

18,794	Medicis Pharmaceutical Corporation	815,848
	Total Pharmaceuticals	1,876,870
	Professional Services – 0.7%

10,586	Corporate Executive Board Company	475,947

13,261	FTI Consulting Inc., (2)	344,256

25,333	Manpower Inc.	961,134

15,727	Towers Watson & Company, Class A Shares	844,697
	Total Professional Services	2,626,034
	Real Estate Investment Trust – 8.8%

19,612	Alexandria Real Estate Equities Inc., (3)	1,381,273

29,238	American Campus Communities Inc.	1,324,774

48,699	BioMed Realty Trust Inc., (3)	931,125

24,229	BRE Properties, Inc., (3)	1,171,472

25,362	Camden Property Trust	1,664,508

22,757	Corporate Office Properties, (3)	567,787

84,171	Duke Realty Corporation, (3)	1,218,796

18,852	Equity One Inc.	394,007

11,124	Essex Property Trust Inc., (3)	1,668,600

20,191	Federal Realty Investment Trust, (3)	2,177,196

23,352	Highwoods Properties, Inc.	753,102

15,372	Home Properties New York, Inc.	934,464

39,030	Hospitality Properties Trust	902,374

37,066	Liberty Property Trust, (3)	1,301,758

41,875	Macerich Company	2,386,875

27,741	Mack Cali Realty Corporation	720,989

44	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

33,807	National Retail Properties, Inc., (3)	$1,071,006

33,422	Omega Healthcare Investors Inc., (3)	766,701

12,741	Potlatch Corporation, (3)	490,274

38,452	Rayonier Inc., (3)	1,884,533

42,143	Realty Income Corporation, (3)	1,654,956

28,408	Regency Centers Corporation, (3)	1,364,152

55,178	Senior Housing Properties Trust	1,212,812

28,315	SL Green Realty Corporation, (3)	2,132,120

19,611	Taubman Centers Inc.	1,540,444

79,117	UDR Inc.	1,920,170

38,285	Weingarten Realty Trust, (3)	1,033,695
	Total Real Estate Investment Trust	34,569,963
	Real Estate Management & Development – 0.4%

13,330	Alexander & Baldwin Inc., (2)	385,637

13,819	Jones Lang LaSalle Inc.	1,074,289
	Total Real Estate Management & Development	1,459,926
	Road & Rail – 1.7%

17,631	Con Way, Inc., (3)	513,238

10,234	Genesee & Wyoming Inc., (2)	741,658

28,480	J.B. Hunt Transports Serives Inc., (3)	1,671,776

34,745	Kansas City Southern Industries	2,795,583

14,831	Landstar System	751,190

14,019	Werner Enterprises, Inc., (3)	324,680
	Total Road & Rail	6,798,125
	Semiconductors & Equipment – 1.7%

140,188	Atmel Corporation, (2)	653,977

36,527	Cree, Inc., (2), (3)	1,107,864

43,443	Cypress Semiconductor Corporation, (2)	430,520

40,210	Fairchild Semiconductor International Inc., Class A, (2)	472,870

44,944	Integrated Device Technology, Inc., (2), (3)	244,495

21,857	International Rectifier Corporation, (2), (3)	338,565

40,260	Intersil Holding Corporation, Class A	283,833

72,914	MEMC Electronic Materials, (2)	183,743

87,865	RF Micro Devices, Inc., (2)	387,485

20,166	Semtech Corporation, (2), (3)	503,545

13,545	Silicon Laboratories Inc., (2)	547,489

59,911	Skyworks Solutions Inc., (2)	1,401,917
	Total Semiconductors & Equipment	6,556,303
	Software – 4.0%

12,559	ACI Worldwide, Inc., (2), (3)	491,057

10,082	Advent Software Inc., (2), (3)	218,779

29,425	Ansys Inc., (2), (3)	2,085,644

86,759	Cadence Design Systems, Inc., (2), (3)	1,098,369

68,804	Compuware Corporation, (2)	595,843

14,880	Concur Technologies, Inc., (3)	985,502

Nuveen Investments	45

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Software (continued)

14,189	FactSet Research Systems Inc., (3)	$1,284,814

10,831	Fair Isaac Corporation	504,725

34,198	Informatica Corporation, (2)	928,134

29,466	Mentor Graphics Corporation, (2)	457,312

25,380	Micros Systems, Inc., (2)	1,151,998

37,720	Parametric Technology Corporation, (2)	761,190

35,056	Rovi Corporation, (2)	474,308

17,374	Solarwinds, Inc., (2)	878,951

21,951	Solera Holdings Inc.	1,027,526

46,465	Synopsys Inc., (2)	1,496,173

52,108	Tibco Software Inc., (2)	1,313,643
	Total Software	15,753,968
	Specialty Retail – 4.2%

24,023	Aaron Rents Inc.	740,629

23,223	Advance Auto Parts, Inc.	1,647,440

25,672	Aeropostale, Inc., (2)	306,780

56,866	American Eagle Outfitters, Inc.	1,186,793

15,412	Ann Inc., (2), (3)	541,886

42,802	Ascena Retail Group Inc., (2)	847,480

12,930	Barnes & Noble Inc., (2), (3)	217,741

13,839	Cabela’s Incorporated, (2)	620,126

52,971	Chico’s FAS, Inc.	985,261

29,854	Dick’s Sporting Goods Inc., (3)	1,492,700

47,882	Foot Locker, Inc.	1,604,047

20,463	Guess Inc., (3)	507,073

89,660	Office Depot, Inc., (2), (3)	222,357

18,768	Rent-A-Center Inc.	625,537

26,738	Signet Jewelers Limited	1,383,959

22,761	Tractor Supply Company	2,190,519

29,568	Williams-Sonoma Inc.	1,366,929
	Total Specialty Retail	16,487,257
	Textiles, Apparel & Luxury Goods – 1.7%

16,099	Carter’s Inc., (3)	870,312

12,156	Deckers Outdoor Corporation, (2), (3)	348,026

30,819	Hanesbrands Inc., (2), (3)	1,031,512

22,237	PVH Corporation	2,445,848

22,738	Under Armour, Inc., (2), (3)	1,188,288

12,964	Warnaco Group, Inc., (2)	914,999
	Total Textiles, Apparel & Luxury Goods	6,798,985
	Thrifts & Mortgage Finance – 0.7%

26,434	Astoria Financial Corporation, (3)	265,133

138,366	New York Community Bancorp Inc., (3)	1,917,753

33,761	Washington Federal Inc.	566,510
	Total Thrifts & Mortgage Finance	2,749,396

46	Nuveen Investments

Shares	Description (1)					Value

	Tobacco – 0.1%

7,291	Universal Corporation, (3)					$361,342
	Trading Companies & Distributors – 0.9%

14,785	GATX Corporation					612,986

14,592	MSC Industrial Direct Inc., Class A, (3)					1,088,563

27,395	United Rentals Inc., (2)					1,113,881

9,237	Watsco Inc., (3)					631,349
	Total Trading Companies & Distributors					3,446,779
	Water Utilities – 0.3%

43,941	Aqua America Inc., (3)					1,115,662
	Wireless Telecommunication Services – 0.2%

30,516	Telephone and Data Systems Inc.					758,933
	Total Common Stocks (cost $310,650,668)					363,463,741

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.8%

	Money Market Fund – 23.8%

93,435,950	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)					$93,435,950
	Total Investments Purchased with Collateral from Securities Lending (cost $93,435,950)					93,435,950

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 7.0%

	Money Market Funds – 6.4%

24,874,414	First American Treasury Obligations Fund, Class Z	0.004%	(4)	N/A	N/A	$24,874,414
	U.S. Government and Agency Obligations – 0.6%

$2,350	U.S. Treasury Bills, (7)	0.000%		2/21/13	N/R	2,349,142
	Total Short-Term Investments (cost $27,223,610)					27,223,556
	Total Investments (cost $431,310,228) – 123.5%					484,123,247
	Other Assets Less Liabilities – (23.5)% (8)					(92,204,154)
	Net Assets – 100%					$391,919,093

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index	Long	279	12/12	$27,288,990	$(750,125)

Nuveen Investments	47

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $90,363,659.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at the end of the reporting period.

N/A	Not applicable.

N/R	Not rated.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Index Fund

October 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 91.3%

	Aerospace & Defense – 1.5%

2,632	AAR Corporation	$39,717

1,087	AeroVironment, Inc., (2)	23,903

583	American Science & Engineering Inc.	37,067

2,112	API Technologies Corporation, (2)	5,576

789	Astronics Corporation, (2)	18,313

103	Astronics Corporation, Class B, (2)	2,351

1,600	Ceradyne, Inc.	55,936

434	CPI Aerostructures, Inc., (2)	4,778

1,039	Cubic Corporation	50,703

3,064	Curtiss-Wright Corporation	94,586

2,362	DigitalGlobe Inc., (2), (3)	61,270

2,002	Esterline Technologies Corporation, (2)	115,696

3,899	GenCorp Inc., (2), (3)	34,389

1,033	GeoEye, Inc., (2)	32,405

3,441	Heico Corporation, (3)	132,926

6,504	Hexcel Corporation, (2)	166,242

1,623	KEYW Holding Corporation, (2)	19,703

2,621	Kratos Defense & Security Solutions Inc., (2), (3)	14,442

588	LMI Aerospace, Inc., (2)	11,807

2,917	Moog Inc., Class A Shares, (2)	107,958

308	National Presto Industries Inc., (3)	22,900

3,852	Orbital Sciences Corporation, (2), (3)	51,617

164	SIFCO Industries, Incorporated	2,747

691	Sypris Solutions, Inc.	4,353

3,572	Taser International, Inc., (2)	27,897

2,374	Teledyne Technologies Inc., (2)	152,007
	Total Aerospace & Defense	1,291,289
	Air Freight & Logistics – 0.4%

3,459	Air Transport Services Group Inc., (2)	13,317

1,725	Atlas Air Worldwide Holdings Inc., (2), (3)	94,858

965	Echo Global Logistics, Inc., (2)	16,222

1,887	Forward Air Corporation	62,969

2,365	Hub Group, Inc., (2)	73,339

2,249	Pacer International, Inc., (2)	8,051

566	Park Ohio Holdings Corporation, (2)	12,520

1,152	XPO Logistics, Incorporated, (2), (3)	15,817
	Total Air Freight & Logistics	297,093
	Airlines – 0.7%

4,604	Alaska Air Group, Inc., (2)	176,057

906	Allegiant Travel Company, (2)	65,902

3,238	Hawaiian Holdings Inc., (2), (3)	19,201

15,339	JetBlue Airways Corporation, (2), (3)	81,143

3,097	Republic Airways Holdings, Inc., (2)	14,463

3,397	SkyWest Inc.	37,197

Nuveen Investments	49

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Airlines (continued)

2,716	Spirit Airline Holdings, (2)	$47,666

10,602	US Airways Group Inc., (2), (3)	129,132
	Total Airlines	570,761
	Auto Components – 0.8%

4,355	American Axle and Manufacturing Holdings Inc., (2)	47,339

4,070	Cooper Tire & Rubber, (3)	81,929

9,645	Dana Holding Corporation	126,928

1,599	Dorman Products, Inc., (2), (3)	48,849

1,257	Drew Industries Inc., (2)	39,809

5,112	Exide Technologies, (2)	15,592

1,208	Federal-Mogul Corporation, Class A Shares, (2)	9,108

1,070	Fuel Systems Solutions, Inc., (2)	17,409

1,929	Gentherm Inc., (2), (3)	23,187

3,051	Modine Manufacturing Company, (2)	20,747

380	Shiloh Industries, Inc., (2)	4,324

2,646	Spartan Motors, Inc.	12,436

1,296	Standard Motor Products Inc.	24,339

1,829	Stoneridge Inc., (2)	9,090

1,503	Superior Industries International Inc.	25,686

3,964	Tenneco Inc., (2)	121,100

423	Tower International Inc., (2)	2,995
	Total Auto Components	630,867
	Automobiles – 0.0%

1,908	Winnebago Industries Inc., (2)	24,041
	Beverages – 0.1%

527	Boston Beer Company, (2), (3)	56,695

4,672	Central European Distribution Corporation, (2)	12,054

265	Coca-Cola Bottling Company Consolidated	18,216

668	Craft Brewers Alliance Inc., (2)	5,063

666	National Beverage Corporation, (2)	9,903
	Total Beverages	101,931
	Biotechnology – 3.4%

3,886	Achillion Pharmaceuticals, Inc., (2)	36,684

2,619	Acorda Therapeutics, Inc., (2)	62,725

1,632	Aegerion Pharmaceuticals Inc., (2), (3)	36,687

2,359	Affymax, Inc., (2)	53,762

1,599	Agenus Inc., (2)	7,148

7,996	Alkermes Inc., (2), (3)	148,166

3,027	Alnylam Pharmaceuticals, Inc., (2)	48,947

1,360	AMAG Pharmaceuticals, Inc., (2)	21,053

1,969	Amicus Therapeutics, Inc., (2)	9,983

784	Anacor Pharmaceuticals Inc., (2), (3)	4,508

14,168	Arena Pharmaceuticals, Inc., (2), (3)	112,069

3,979	ArQule Inc., (2)	9,987

5,822	Array Biopharma, Inc., (2)	24,103

50	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

6,080	Astex Pharmaceuticals Inc., (2)	$14,470

2,542	Aveo Pharmaceuticals Inc., (2), (3)	19,395

3,211	BioCryst Pharaceuticals, Inc., (2)	9,344

318	BioSpecifics Technologies Corporation, (2)	5,088

1,991	BioTime Inc., (2), (3)	7,586

3,835	Celldex Therapeutics, Inc., (2)	21,131

4,285	Cepheid, Inc., (2), (3)	129,878

354	ChemoCentryx Inc., (2)	3,997

892	Clovis Oncology Inc., (2), (3)	19,240

1,709	Codexis Inc., (2)	4,443

1,157	Coronado Biosciences Inc., (2)	6,132

4,136	Cubist Pharmaceuticals Inc., (2), (3)	177,434

5,161	Curis, Inc., (3)	19,663

3,569	Cytori Therapeutics, Inc., (2), (3)	13,170

10,057	Dendreon Corporation, (2), (3)	38,217

2,832	Discovery Labs, Inc., (2)	6,825

565	Durata Therapeutics Inc., (2)	4,497

1,569	DUSA Pharmaceuticals, Inc.	10,763

6,452	Dyax Corporation, (2)	19,356

11,373	Dynavax Technologies Corporation, (2)	47,084

1,691	Emergent BioSolutions, Inc., (2)	22,473

2,758	Enzon Inc., (2)	18,120

4,160	EXACT Sciences Corporation, (2)	39,354

11,977	Exelixis, Inc., (2), (3)	56,891

1,093	Genomic Health, Inc., (2), (3)	34,156

8,626	Geron Corporation, (2), (3)	11,473

1,727	GTX, Inc., (2)	6,925

5,860	Halozyme Therapeutics, Inc., (2)	30,999

231	Hyperion Therapeutics Inc., (2)	2,562

5,887	Idenix Pharmaceuticals Inc., (2)	20,958

3,340	ImmunoCellular Therapeutics, Ltd, (2)	5,979

5,451	ImmunoGen, Inc., (2), (3)	60,397

4,226	Immunomedics, Inc., (2), (3)	13,988

1,579	Infinity Pharmaceuticals, Inc., (2)	35,354

4,271	Intermune, Inc., (2), (3)	33,954

4,909	Ironwood Pharmacauticals Inc., (2), (3)	57,092

6,542	ISIS Pharmaceuticals, Inc., (2), (3)	56,588

4,650	Keryx Biopharmaceuticals, Inc., (2), (3)	11,579

13,815	Lexicon Genetics, Inc., (2)	28,597

1,261	Ligand Pharmceuticals, Inc., (2)	19,445

7,366	MannKind Corporation, (2), (3)	13,922

1,806	Maxygen, Inc., (2)	4,407

993	Merrimack Pharmaceuticals, Inc., (2), (3)	6,137

3,059	Momenta Pharmaceuticals, Inc., (2), (3)	38,788

Nuveen Investments	51

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Biotechnology (continued)

4,330	Neurocrine Biosciences Inc., (2)	$31,739

828	NewLink Genetics Corporation, (2), (3)	11,418

7,568	Novavax, Inc., (2)	15,893

5,626	NPS Pharmaceuticals, Inc., (2)	51,984

933	OncoGeneX Pharmacuetical Inc., (2)	11,569

3,731	Oncothyreon Inc., (2), (3)	18,953

6,996	Opko Health Inc., (2), (3)	29,943

3,940	Orexigen Therapeutics, Inc., (2)	21,000

1,072	Osiris Therapeutics, Inc., (2), (3)	11,256

9,135	PDL Biopahrma Inc., (3)	68,056

3,553	Pharmacyclics, Inc., (2), (3)	216,982

1,974	Progenics Pharmaceuticals, Inc., (2)	5,626

3,190	Raptor Pharmaceuticals Corporation, (2), (3)	14,834

2,014	Repligen Corporation, (2)	10,271

5,572	Rigel Pharmaceuticals, Inc., (2)	49,647

3,435	Sangamo Biosciences, Inc., (2)	19,099

6,200	Seattle Genetics, Inc., (2), (3)	155,992

2,296	SIGA Technologies, Inc., (2), (3)	6,658

3,887	Spectrum Pharmaceuticals, Inc., (2), (3)	43,379

1,828	Sunesis Pharmaceuticals, Inc., (2)	7,879

682	Synageva BioPharma Corporation, (2), (3)	28,835

2,684	Synergy Pharmaceuticals Inc., (2)	10,629

2,425	Synta Pharmaceuticals Corporation, (2), (3)	19,085

1,771	Targacept, Inc., (2)	7,226

299	Tesaro Inc., (2)	4,862

4,128	Theravance Inc., (2), (3)	92,921

2,937	Threshold Pharmaceuticals, Inc., (2), (3)	12,071

1,623	Trius Therapeutics, Inc., (2)	8,894

1,806	Vanda Pharmaceuticals, Inc., (2)	6,122

404	Verastem Inc., (2), (3)	3,208

5,473	Vical, Inc., (2), (3)	18,663

5,320	XOMA Ltd., (2), (3)	14,577

4,306	ZIOPHARM Oncology, Inc., (2), (3)	20,281
	Total Biotechnology	2,833,225
	Building Products – 0.9%

1,207	AAON, Inc.	25,323

1,317	Ameresco Inc., Class A Shares, (2)	14,566

603	American Woodmark Company	13,869

1,848	Apogee Enterprises, Inc.	37,644

2,923	Builders FirstSource, Inc., (2)	16,106

1,994	Gibraltar Industries Inc., (2)	24,845

3,064	Griffon Corporation	31,100

1,132	Insteel Industries, Inc.	13,131

1,268	NCI Building Systems Inc., (2)	14,214

506	Nortek Inc., (2)	30,112

52	Nuveen Investments

Shares	Description (1)	Value

	Building Products (continued)

258	Patrick Industries, Inc., (2)	$4,559

1,276	PGT, Inc., (2)	5,512

2,436	Quanex Building Products Corporation	48,160

2,672	Simpson Manufacturing Company Inc.	81,389

2,543	A.O. Smith Corporation	154,538

1,000	Trex Company Inc., (2)	34,940

1,287	Universal Forest Products Inc.	49,550

4,838	USG Corporation, (2), (3)	129,223
	Total Building Products	728,781
	Capital Markets – 2.2%

13,251	Apollo Investment Corporation	105,345

719	Arlington Asset Investment Corporation	15,998

2,010	Artio Global Investors Inc.	4,784

6,429	BGC Partners Inc., Class A	30,088

4,804	Blackrock Kelso Capital Corporation, (3)	48,088

1,257	Calamos Asset Management, Inc. Class A, (3)	13,576

195	Capital Southwest Corporation	21,011

419	CIFC Corporation, (2)	2,828

1,206	Cohen & Steers Inc., (3)	33,756

5,714	Cowen Group, Inc, Class A, (2), (3)	14,514

175	Diamond Hill Investment Group, Inc., (2)	13,472

2,037	Duff & Phelps Corporation, Class A	25,320

1,040	Epoch Holding Corporation	22,797

1,868	Evercore Partners Inc., (3)	52,117

2,620	FBR Capital Markets Corporation, (2)	7,808

616	Fidus Investment Corporation	10,349

5,947	Fifth Street Finance Corporation	64,882

3,026	Financial Engines Inc., (3)	72,654

1,540	FXCM Inc, Class A Shares	13,860

441	GAMCO Investors Inc.	21,609

4,540	GFI Group, Inc.	14,346

1,352	Gladstone Capital Corporation, (3)	12,033

1,704	Gladstone Investment Corporation	12,610

1,031	Golub Capital BDC Inc., (3)	16,115

1,898	Greenhill & Co Inc.	90,573

1,261	GSV Capital Corporation, (2)	9,823

1,992	Harris & Harris Group, Inc., (2)	6,833

3,453	Hercules Technology Growth Capital, Inc.	37,292

2,131	HFF Inc., Class A Shares, (2), (3)	29,685

511	Horizon Technology Finance Corporation	8,334

2,383	ICG Group Inc., (2)	24,974

899	INTL FCStone Inc., (2), (3)	16,658

2,650	Investment Technology Group, (2)	22,366

1,045	JMP Group Inc.	5,789

2,269	KBW Inc., (3)	36,871

Nuveen Investments	53

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Capital Markets (continued)

1,422	KCAP Financial Incorporated, (3)	$12,898

11,873	Knight Trading Group Inc., (2), (3)	31,226

6,838	Ladenburg Thalmann Financial Services Inc., (2)	8,889

1,827	Main Street Capital Corporation, (3)	54,865

887	Manning & Napier Inc., (3)	11,540

5,014	MCG Capital Corporation	23,365

1,168	Medallion Financial Corporation	14,612

1,433	Medley Capital Corporation	20,635

1,542	MVC Capital Inc.	19,059

778	New Mountain Finance Corporation	11,662

1,390	NGP Capital Resources Company	10,189

662	Oppenheimer Holdings Inc., Class A	10,777

4,281	PennantPark Investment Corporation	47,091

1,068	Piper Jaffray Companies, (2)	28,676

9,694	Prospect Capital Corporation, (3)	114,777

624	Pzena Investments Management, Inc.	3,519

1,357	Safeguard Scientifics Inc., (2)	21,508

2,526	Solar Capital Limited	57,593

620	Solar Senior Capital Limited	10,887

3,506	Stifel Financial Corporation, (2)	111,140

1,872	SWS Group Inc., (2)	10,652

375	TCP Capital Corporation	5,749

2,696	Technology Investment Capital Corporation	27,984

983	THL Credit Inc.	14,027

1,781	Triangle Capital Corporation, (3)	46,359

424	Virtus Investment Partners Inc., (2)	40,704

2,335	Walter Investment Management Corporation, (2), (3)	112,851

435	Westwood Holding Group Inc.	16,887

3,825	WisdomTree Investments Inc., (2)	24,518
	Total Capital Markets	1,863,797
	Chemicals – 1.9%

1,982	A Schulman, Inc., (3)	50,858

588	ADA-ES, Inc., (2)	11,460

1,818	American Vanguard Corp.	64,957

1,304	Arabian American Development Company, (2), (3)	11,136

1,912	Balchem Corporation	66,595

3,718	Calgon Carbon Corporation, (2)	46,066

412	Chase Corporation, Common Stock	7,593

6,444	Chemtura Corporation, (2)	102,653

5,654	Ferro Corporation, (2)	14,870

3,231	Flotek Industries Inc., (2), (3)	35,896

1,260	FutureFuel Corporation	14,855

2,237	Georgia Gulf Corporation	79,167

517	GSE Holdings Inc., (2)	4,115

3,259	H.B. Fuller Company, (3)	99,074

54	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

598	Hawkins Inc	$23,382

1,424	Innophos Holdings, Inc.	67,854

1,523	Innospec, Inc., (2)	49,315

509	KMG Chemicals, Inc., (3)	8,694

1,356	Koppers Holdings Inc.	48,409

2,106	Kraton Performance Polymers Inc., (2)	45,953

1,695	Landec Corporation, (2)	18,340

1,225	LSB Industries Inc., (2)	49,331

1,173	Minerals Technologies Inc., (3)	84,057

5,230	Olin Corporation	108,470

2,115	OM Group Inc., (2)	42,786

3,017	OMNOVA Solutions Inc., (2)	23,653

6,001	PolyOne Corporation	113,599

845	Quaker Chemical Corporation	44,777

3,216	Sensient Technologies Corporation	116,998

1,983	Sparetech Corporation, (2)	16,974

548	Stepan Company	52,498

853	TPC Group Inc., (2), (3)	38,368

1,577	Tredegar Corporation	26,762

1,410	Zep, Inc.	20,205

1,784	Zoltek Companies, Inc., (2)	12,220
	Total Chemicals	1,621,940
	Commercial Banks – 6.0%

978	1st Source Corporation	21,721

1,951	1st United Bancorp Inc., (2)	11,726

483	Access National Corporation, (3)	6,371

304	Alliance Financial Corporation	13,765

511	American National Bankshares, Inc.	10,726

1,526	Ameris Bancorp., (2), (3)	16,282

532	Ames National Corporation	10,523

665	Arrow Financial Corporation, (3)	16,226

411	BancFirst Corporation	18,068

1,846	Banco Latinoamericano de Exportaciones S.A.	41,535

1,880	Bancorp, Inc., (2)	21,376

6,068	BancorpSouth Inc.	85,862

370	Bank of Kentucky Financial Corporation	9,302

341	Bank of Marin Bancorp California	12,730

1,907	Bank of the Ozarks, Inc.	62,435

1,256	Banner Corporation	36,411

254	Bar Harbor Bankshares	9,007

5,093	BBCN Bancorp Inc., (2)	60,759

280	Berkshire Bancorp, Inc.	2,330

5,104	Boston Private Financial Holdings Inc., (3)	47,059

561	Bridge Bancorp Inc., (2)	11,220

588	Bridge Capital Holdings	8,791

Nuveen Investments	55

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Commercial Banks (continued)

733	Bryn Mawr Bank	$16,595

536	BSB Bancorp Inc., (2)	6,909

209	C & F Financial, Inc.	8,203

493	Camden National Corporation	17,206

733	Capital City Bank, (2)	7,440

1,909	Cardinal Financial Corporation	30,487

385	Cascade Bancorp., (2)	1,917

5,141	Cathay General Bancorp.	90,944

776	Center Bancorp, Inc.	8,839

1,930	Centerstate Banks of Florida, Inc.	16,733

1,412	Central Pacific Financial Corporation, (2)	20,290

222	Century Bancorp, Inc.	7,262

1,763	Chemical Financial Corporation	41,466

782	Citizens & Northern Corporation	14,522

2,615	Citizens Republic Bancorp., (2)	47,436

979	City Holding Company, (3)	34,382

812	CNB Financial Corporation	13,950

2,278	Cobiz, Inc.	16,242

2,591	Columbia Banking Systems Inc.	45,887

2,500	Community Bank System Inc.	68,975

912	Community Trust Bancorp, Inc.	30,935

178	Crescent Financial Corporation, (2)	771

5,739	CVB Financial	62,096

1,195	Eagle Bancorp, Inc., (2)	24,928

375	Enterprise Bancorp, Inc.	6,401

1,165	Enterprise Financial Services Corporation	16,310

9,114	F.N.B. Corporation PA	97,793

1,227	Farmers National Banc Corporation, (3)	7,595

629	Fidelity Southern Corporation, (2)	6,160

903	Financial Institutions, Inc.	17,193

564	First Bancorp Maine	9,295

971	First Bancorp of North Carolina, Inc.	10,147

4,591	First Bancorp of Puerto Rico, (2)	19,466

4,951	First Busey Corporation	23,369

1,465	First California Financial Group, Inc., (2)	9,889

6,872	First Commonwealth Financial Corporation, (3)	45,012

1,157	First Community Bancshares, Inc.	17,332

1,149	First Connecticut Bancorp.	15,730

3,822	First Financial Bancorp.	60,005

2,019	First Financial Bankshares, Inc., (3)	73,148

715	First Financial Corporation	21,872

1,061	First Interstate BancSystem Inc.	15,947

1,869	First Merchants Corporation	27,493

4,895	First Midwest Bancorp, Inc.	60,551

491	First of Long Island Corporation	14,725

56	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

7,162	FirstMerit Corporation, (3)	$99,265

653	FNB United Corporation, (2), (3)	7,816

809	German American Bancorp, Inc.	18,243

4,698	Glacier Bancorp, Inc.	68,121

653	Great Southern Bancorp.	18,526

801	Green Bankshares, (4)	—

4,974	Guaranty Bancorp., (2)	9,102

4,982	Hancock Holding Company	157,381

2,023	Hanmi Financial Corporation, (2)	25,105

948	Heartland Financial USA, Inc., (3)	27,208

1,339	Heritage Commerce Coporation, (2)	8,824

1,005	Heritage Financial Corporation	13,899

1,312	Heritage Oaks Bancorp, (2)	7,137

1,440	Home Bancshares, Inc.	49,882

1,383	HomeTrust Bancshares Inc., (2)	18,878

283	Horizon Bancorp.	8,207

1,002	Hudson Valley Holding Corporation	16,142

1,897	IBERIABANK Corporation	94,452

1,378	Independent Bank Corporation, (3)	40,665

3,478	International Bancshares Corporation	63,126

2,974	Investors Bancorp, Inc.	53,502

1,935	Lakeland Bancorp, Inc.	19,215

1,040	Lakeland Financial Corporation	27,758

1,293	Mainsource Financial Group	16,188

3,570	MB Financial, Inc.	72,328

562	Mercantile Bank Corporation, (3)	9,290

333	Merchants Bancshares, Inc.	9,750

890	Metro Bancorp, Inc., (2)	11,552

1,033	Metrocorp Bancshares, Inc., (2)	10,475

350	Middleburg Financial Corporation	5,901

545	Midsouth Bancorp Inc.	8,448

444	MidWestOne Financial Group Inc.	8,969

445	National Bankshares, Inc.	14,018

8,065	National Penn Bancshares, Inc.	72,020

2,212	NBT Bancorp, Inc.	47,049

422	Northrim Bancorp, Inc.	9,508

6,548	Old National Bancorp.	80,344

720	OmniAmerican Bancorp Inc., (2)	16,481

2,716	Oriental Financial Group Inc., (3)	31,994

273	Pacific Capital Bancorp., (2)	12,533

1,183	Pacific Continental Corporation	10,990

697	Pacific Mercantile Bancorp., (2)	4,997

1,982	Pacwest Bancorp.	44,595

829	Park National Corporation, (3)	55,170

2,911	Park Sterling Bank Inc., (2)	14,555

579	Peapack Gladstone Financial Corporation	8,969

Nuveen Investments	57

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Commercial Banks (continued)

250	Penns Woods Bancorp, Inc.	$10,133

697	Peoples Bancorp, Inc.	14,846

2,260	Pinnacle Financial Partners, Inc., (2)	44,183

767	Preferred Bank Los Angeles, (2)	10,899

3,944	PrivateBancorp, Inc.	63,735

3,100	Prosperity Bancshares, Inc.	129,766

1,609	Renasant Corporation, (3)	29,622

636	Republic Bancorp, Inc.	13,750

1,888	S&T Bancorp, Inc., (3)	33,172

1,547	Sandy Spring Bancorp, Inc.	29,579

984	SCBT Financial Corporation	39,045

4,656	Seacoast Banking Corporation of Florida, (2)	7,450

763	Sierra Bancorp.	8,584

1,113	Simmons First National Corporation	27,703

1,109	Southside Bancshares, Inc.	22,635

1,248	Southwest Bancorp, Inc., (2)	13,466

2,031	State Bank Financial Corporation	30,810

1,476	StellarOne Corporation	20,251

1,987	Sterling Bancorp	18,976

1,748	Sterling Financial Corporation	37,162

629	Suffolk Bancorp., (2)	9,448

2,556	Sun Bancorp, Inc., (2)	7,898

12,268	Susquehanna Bancshares Inc.	127,219

722	S.Y. Bancorp, Inc.	17,025

1,064	Taylor Capital Group, Inc., (2), (3)	19,876

2,622	Texas Capital Bancshares, Inc., (2), (3)	124,466

681	Tompkins Financial Corporation, (3)	27,567

1,720	Towne Bank	26,780

1,043	TriCo Bancshares	17,522

4,229	Trustmark Corporation, (3)	99,255

2,109	UMB Financial Corporation, (3)	93,914

7,365	Umpqua Holdings Corporation, (3)	89,043

1,301	Union First Market Bankshares Corporation	20,426

3,283	United Bankshares, Inc., (3)	78,234

2,725	United Community Banks, Inc., (2), (3)	23,708

1,077	Univest Corporation of Pennsylvania	18,223

1,751	Virginia Commerce Bancorp, Inc., (2)	16,039

985	Washington Banking Company	13,465

915	Washington Trust Bancorp, Inc., (3)	24,696

4,711	Webster Financial Corporation	103,642

1,484	WesBanco, Inc.	32,648

999	West Bancorp, Inc.	10,899

1,238	West Coast Bancorp.	27,261

1,730	Westamerica Bancorp., (3)	76,328

4,567	Western Alliance Bancorporation, (2), (3)	46,857

58	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

4,038	Wilshire Bancorp, Inc., (2), (3)	$26,287

2,371	Wintrust Financial Corporation, (3)	87,608
	Total Commercial Banks	5,044,752
	Commercial Services & Supplies – 2.3%

3,510	ABM Industries Inc.	66,690

7,379	Acco Brands Corporation, (2), (3)	53,424

1,168	Acorn Energy Inc., (3)	9,940

1,177	American Ecology Corporation	27,930

2,380	American Reprographics Co, (2)	9,115

1,036	Asset Acceptance Capital Corporation, (2)	6,610

722	Asta Funding, Inc.	6,772

616	AT Cross Company, Class A Shares, (2)	5,834

3,086	Brinks Company	81,193

2,444	Casella Waste Systems, Inc., (2)	11,194

469	CECO Environmental Corporation	4,151

3,537	Cenveo Inc., (2)	7,109

73	CompX International Inc.	1,024

542	Consolidated Graphics Inc., (2)	15,994

662	Courier Corporation	7,977

3,304	Deluxe Corporation	104,109

1,431	Encore Capital Group, Inc., (2)	41,499

5,128	EnergySolutions Inc., (2)	14,666

1,610	EnerNOC, Inc., (2)	19,835

1,674	Ennis Inc.	25,612

1,203	G&K Services, Inc.	38,797

4,168	Geo Group Inc., (2)	115,537

4,265	Healthcare Services Group, Inc., (3)	101,934

502	Heritage-Crystal Clean, Inc., (2)	8,885

3,809	Herman Miller Inc.	73,857

2,974	HNI Corporation, (3)	81,844

2,074	Innerworkings, Inc., (2), (3)	29,907

3,825	Interface, Inc.	54,736

622	Intersections, Inc.	5,778

2,128	Kimball International Inc., Class B	25,408

3,130	Knoll Inc.	45,041

1,617	McGrath Rentcorp.	42,462

2,579	Metalico Inc., (2)	5,493

1,802	Mine Safety Appliances Company	69,557

2,496	Mobile Mini, Inc., (2), (3)	43,480

881	Multi Color Corporation	20,016

428	NL Industries Inc.	4,353

587	Performant Financial Corporation, (2)	5,794

1,100	Porfolio Recovery Associates, Inc., (2)	115,115

1,622	Quad Graphics Inc., (3)	29,731

758	Schawk Inc.	9,354

Nuveen Investments	59

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

1,017	Standard Parking Corporation, (2), (3)	$23,238

5,110	Steelcase Inc.	51,151

7,356	Swisher Hygiene Inc., (2), (3)	10,887

2,549	Sykes Enterprises Inc., (2)	34,717

1,300	Team, Inc., (2)	42,614

4,005	Tetra Tech, Inc., (2), (3)	103,890

827	TMS International Corporation, Class A Shares, (2)	8,667

1,138	TRC Companies, (2)	8,205

910	UniFirst Corporation	63,309

2,741	United Stationers, Inc.	79,544

1,310	Viad Corporation	27,785
	Total Commercial Services & Supplies	1,901,764
	Communications Equipment – 1.8%

4,155	ADTRAN, Inc., (3)	70,178

176	Ambient Corporation, (2), (3)	676

972	Anaren Microwave Inc., (2)	17,525

7,386	Arris Group Inc., (2)	101,484

7,303	Aruba Networks, Inc., (2), (3)	132,696

4,002	Aviat Networks Inc., (2)	9,125

749	Aware Inc., (2)	4,561

676	Bel Fuse, Inc., Class B	11,195

1,154	Black Box Corporation	25,296

1,875	CalAmp Corporation, (2)	16,650

2,564	Calix Inc., (2)	17,051

6,475	Ciena Corporation, (2), (3)	80,355

1,308	Comtech Telecom Corporation, (3)	32,922

1,683	Digi International, Inc., (2)	15,854

5,669	Emulex Corporation, (2)	39,456

6,149	Extreme Networks Inc., (2)	20,046

5,962	Finisar Corporation, (2), (3)	68,682

1,505	Globecom Systems, Inc., (2)	16,329

7,679	Harmonic Inc., (2)	33,327

7,166	Infinera Corporation, (2), (3)	35,257

2,915	Interdigital Inc., (3)	111,032

2,754	Ixia, (2), (3)	38,584

955	KVH Industries, Inc., (2)	13,198

717	Loral Space & Communications, Inc., (2)	56,399

2,481	Netgear, Inc., (2), (3)	88,100

653	Numerex Corporation, (2)	7,496

4,772	Oclaro Inc., (2), (3)	9,401

1,255	Oplink Communications, Inc., (2)	18,649

4,955	Parkervision, Inc., (2), (3)	7,730

1,206	PC Tel, Inc.	7,863

2,795	Plantronics Inc., (3)	90,670

1,258	Procera Networks Inc., (2)	28,494

60	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

3,149	ShoreTel, Inc., (2)	$13,950

13,893	Sonus Networks, Inc., (2)	25,841

1,284	Sycamore Networks, Inc., (2)	7,422

2,779	Symmetricom Inc., (2)	17,091

23,916	Tellabs Inc.	69,835

1,082	Telular Corporation	10,809

352	Tessco Technologies Inc.	7,322

684	Ubiquiti Networks Inc., (2), (3)	8,071

2,450	ViaSat, Inc., (2), (3)	95,158

3,411	Westell Technologies Inc., Class A, (2)	6,958
	Total Communications Equipment	1,488,738
	Computers & Peripherals – 0.7%

3,057	3D Systems Corporation, (2), (3)	132,980

1,949	Avid Technology Inc., (2)	11,441

2,418	Cray, Inc., (2)	29,427

996	Datalink Corporation, (2)	8,107

3,031	Electronics For Imaging, (2)	52,618

2,018	Imation Corporation, (2)	9,222

1,833	Immersion Corporation, (2)	7,919

3,917	Intermec Inc, (2)	26,557

1,519	Intevac, Inc., (2)	7,595

4,397	OCZ Technology Group Inc., (2), (3)	5,936

6,364	QLogic Corporation, (2)	59,694

15,301	Quantum Corporation, (2), (3)	16,066

2,086	Silicon Graphics International Corporation, (2), (3)	16,104

2,363	STEC Inc., (2)	13,871

1,390	Stratasys, Inc., (2)	92,671

1,902	Super Micro Computer Inc., (2), (3)	15,045

2,200	Synaptics, Inc., (2)	50,952
	Total Computers & Peripherals	556,205
	Construction & Engineering – 0.8%

2,563	Aegion Corporation, (2)	47,339

643	Argan, Inc., (2)	11,439

2,435	Comfort Systems USA Inc.	26,542

2,263	Dycom Industries Inc., (2)	32,225

4,358	Emcor Group Inc.	140,153

2,432	Furmanite Corporation, (2)	12,282

2,483	Granite Construction Inc.	75,011

3,861	Great Lakes Dredge & Dock Corporation	30,695

1,261	Layne Christensen Company, (2)	28,108

3,806	MasTec Inc., (2), (3)	85,863

566	Michael Baker Corporation	12,797

1,339	MYR Group Inc., (2)	28,360

598	Northwest Pipe Company, (2)	13,742

1,736	Orion Marine Group Inc., (2)	11,614

Nuveen Investments	61

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Construction & Engineering (continued)

1,124	Pike Electric Corporation, (2)	$10,240

1,954	Primoris Services Corporation	27,297

1,058	Sterling Construction Company, Inc., (2)	9,416

2,332	Tutor Perini Corporation, (2)	23,646
	Total Construction & Engineering	626,769
	Construction Materials – 0.3%

3,193	Eagle Materials Inc.	169,133

3,989	Headwater Inc., (2)	28,681

1,463	Texas Industries Inc., (3)	63,099

166	United States Lime & Minerals, Inc., (2)	7,272
	Total Construction Materials	268,185
	Consumer Finance – 0.5%

1,889	Cash America International, Inc., (3)	73,841

462	Credit Acceptance Corporation, (2)	37,722

2,793	DFC Global Corporation, (2), (3)	47,062

3,016	EZCORP, Inc., (2)	59,295

1,959	First Cash Financial Services, Inc., (2)	87,489

3,543	First Marblehead Corporation, (2)	3,330

1,567	Green Dot Corporation, Class A Shares, (2), (3)	15,968

1,657	Nelnet, Inc.	40,447

2,028	NetSpend Holdings, Inc., (2), (3)	21,720

624	Nicholas Financial, Inc.	8,118

315	Regional Management Corporation, (2)	5,506

718	World Acceptance Corporation, (3), (2)	47,934
	Total Consumer Finance	448,432
	Containers & Packaging – 0.2%

276	AEP Industries, Inc., (2)	17,645

6,563	Boise Inc., (2)	55,064

10,937	Graphic Packaging Holding Company, (2)	64,747

2,188	Myers Industries, Inc.	32,448

358	UFP Technologies, Inc.	5,943
	Total Containers & Packaging	175,847
	Distributors – 0.2%

1,191	Audiovox Corporation, (2)	7,408

732	Core-Mark Holding Company, Inc.	35,041

3,095	Pool Corporation, (3)	130,361

460	Weyco Group, Inc.	10,801
	Total Distributors	183,611
	Diversified Consumer Services – 1.0%

1,149	American Public Education Inc., (2), (3)	41,858

926	Ascent Media Corporation, (2)	55,051

1,148	Bridgepoint Education Inc., (2)	11,480

929	Capella Education Company, (2)	29,003

3,380	Career Education Corporation, (2)	11,492

1,035	Carriage Services Inc.	11,002

62	Nuveen Investments

Shares	Description (1)	Value

	Diversified Consumer Services (continued)

2,044	Coinstar Inc., (2), (3)	$95,945

349	Collectors Universe, Inc.	4,188

5,113	Corinthian Colleges Inc., (2)	13,958

1,741	Education Management Corporation, (2), (3)	5,536

2,610	Grand Canyon Education Inc., (2)	56,794

3,817	Hillenbrand Inc.	78,134

1,743	K12, Inc., (2), (3)	35,679

1,490	Lincoln Educational Services Corporation	5,528

764	Mac-Gray Corporation	9,932

1,896	Matthews International Corporation	54,548

660	National American University Holdings Inc.	2,706

3,711	Regis Corporation, (3)	61,825

4,340	Sothebys Holdings, Inc., (3)	135,104

965	Steiner Leisure Limited, (2)	42,383

5,062	Stewart Enterprises Class A	39,332

786	Strayer Education Inc., (3)	45,164

1,447	Universal Technical Institute Inc.	18,551
	Total Diversified Consumer Services	865,193
	Diversified Financial Services – 0.3%

131	California First National Bancorp.	2,393

432	Gain Capital Holdings Inc.	1,987

2,384	MarketAxess	74,476

557	Marlin Business Services Corporation	12,583

554	MicroFinancial Incorporated	4,366

1,753	Newstar Financial, Inc., (2)	21,913

3,699	PHH Corporation, (2)	76,976

1,459	PICO Holdings, Inc., (2)	32,302

784	Resource America Inc.	5,300
	Total Diversified Financial Services	232,296
	Diversified Telecommunication Services – 0.5%

4,617	8x8, Inc., (2)	30,241

603	Atlantic Tele-Network, Inc.	24,988

1,795	Cbeyond Inc., (2)	13,750

12,773	Cincinnati Bell Inc., (2)	66,547

2,954	Cogent Communications Group, Inc., (2)	64,131

2,495	Consolidated Communications Holdings, Inc., (3)	38,523

1,386	FairPoint Communications Inc., (2), (3)	10,173

2,663	General Communication, Inc., (2)	23,275

670	Hawaiian Telcom Holdco Inc., (2)	11,437

858	Hickory Tech Corporation	9,138

988	IDT Corporation	9,999

2,254	inContact, Inc., (2)	12,983

3,247	Iridium Communications Inc., (2), (3)	23,995

966	Lumos Networks Corporation	7,602

2,019	Neutral Tandem Inc., (2)	9,328

Nuveen Investments	63

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

2,335	ORBCOMM, Inc., (2)	$8,173

3,356	Premiere Global Services, Inc., (2)	28,526

795	Primus Telecommunications Group Inc., (2), (3)	11,631

3,101	TowerStream Corporation, (2), (3)	10,916

985	VocalTec Communications Limited	20,045

10,393	Vonage Holdings Corporation, (2)	23,592
	Total Diversified Telecommunication Services	458,993
	Electric Utilities – 1.4%

2,490	ALLETE, Inc.	103,634

3,980	Cleco Corporation	171,737

2,706	El Paso Electric Company	91,977

2,685	Empire District Electric Company	58,291

3,185	IDACORP, Inc.	142,433

1,485	MGE Energy, Inc.	78,170

2,316	Otter Tail Power Corporation	55,885

5,117	PNM Resources Inc., (3)	113,393

4,839	Portland General Electric Company	132,589

3,246	UIL Holdings Corporation, (3)	117,408

898	Unitil Corp.	23,878

2,627	UNS Energy Corporation	112,015
	Total Electric Utilities	1,201,410
	Electrical Equipment – 1.1%

6,993	A123 Systems Inc., (2), (3)	1,006

2,783	Acuity Brands Inc., (3)	180,060

2,869	American Superconductor Corporation, (2), (3)	10,300

1,650	AZZ Incorporated	65,076

3,043	Belden Inc.	108,939

3,204	Brady Corporation	98,555

19,496	Capstone Turbine Corporation, (2)	19,496

568	Coleman Cable Inc.	5,390

1,225	Encore Wire Corporation	37,804

3,132	EnerSys, (2)	107,991

518	Enphase Energy Incorporated, (2)	1,901

1,531	Franklin Electric Company, Inc.	88,706

10,337	Fuelcell Energy Inc., (2)	9,619

1,616	Generac Holdings Inc., (2)	54,944

1,123	Global Power Equipment Group Inc.	18,979

3,433	II-VI Inc., (2)	56,679

1,251	LSI Industries, Inc., (3)	8,482

566	Powell Industries Inc., (2)	22,515

156	Preformed Line Products Company	8,404

961	Thermon Group Holdings Inc., (2)	23,871

1,258	Vicor Corporation, (2)	8,026
	Total Electrical Equipment	936,743

64	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 2.1%

1,275	Aeroflex Holding Corporation, (2)	$8,109

1,105	Agilysys Inc., (2)	9,028

1,862	Anixter International Inc., (2), (3)	109,150

395	Audience Incorporated	2,972

968	Badger Meter Inc., (3)	41,469

3,902	Benchmark Electronics Inc., (2)	57,828

2,640	Checkpoint Systems Inc.	21,437

2,798	Cognex Corporation, (3)	102,015

1,516	Coherent Inc., (2)	69,205

2,206	CTS Corporation	18,266

2,358	Daktronics Inc.	20,680

1,222	DTS, Inc., (2)	25,638

2,479	Echelon Corporation, (2)	8,205

1,207	Electro Rent Corporation	18,974

1,497	Electro Scientific Industries Inc.	15,988

1,440	Fabrinet, (2), (3)	13,867

1,105	FARO Technologies, Inc., (2)	44,421

2,486	FEI Company, (3)	136,854

1,905	GSI Group, Inc., (2)	14,802

2,900	Insight Enterprises Inc., (2)	46,893

2,378	InvenSense Incorporated, (2), (3)	26,634

2,931	Kemet Corporation, (2)	13,307

683	Key Tronic Corporation, (2)	7,752

1,415	Littelfuse Inc.	75,844

1,902	Maxwell Technologies, Inc., (2)	12,382

986	Measurement Specialties, Inc., (2)	32,153

2,021	Mercury Computer Systems Inc., (2)	16,562

169	Mesa Laboratories, Inc.	8,242

2,373	Methode Electronics, Inc.	24,015

1,049	MTS Systems Corporation	52,880

581	Multi Fineline Electronix, Inc., (2)	12,282

1,468	Neonode Incorporated, (2)	5,564

2,495	Newport Corporation, (2)	26,996

1,296	OSI Systems Inc., (2)	102,708

1,331	Park Electrochemical Corporation	33,035

597	PC Connection, Inc., (2)	6,143

2,284	Plexus Corporation, (2)	61,462

4,374	Power One Inc, (2)	17,627

1,494	Radisys Corporation, (2)	4,243

2,872	RealD Inc., (2), (3)	26,853

858	Richardson Electronics Limited	9,996

1,864	Rofin Sinar Technologies Inc., (2)	33,943

1,026	Rogers Corporation, (2)	40,435

5,322	Sanmina-SCI Corporation	47,313

1,801	ScanSource, Inc., (2)	52,679

Nuveen Investments	65

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

1,717	SYNNEX Corporation, (2), (3)	$55,614

3,472	TTM Technologies, Inc., (2), (3)	31,248

2,594	Universal Display Corporation, (2), (3)	85,031

252	Viasystems Group, Inc., (2)	3,858

791	Vishay Precision Group Inc., (2)	10,323

1,064	Zygo Corporation, (2)	19,812
	Total Electronic Equipment & Instruments	1,742,737
	Energy Equipment & Services – 1.7%

2,015	Basic Energy Services, Inc., (2), (3)	20,936

561	Bolt Technology Corporation	8,078

2,333	Bristow Group Inc.	116,463

2,912	C&J Energy Services Inc., (2)	56,435

6,277	Cal Dive International Inc., (2), (3)	7,909

518	Dawson Geophysical Company, (2)	12,375

2,624	Dril Quip Inc., (2), (3)	181,738

4,234	Exterran Holdings, Inc., (2)	84,595

963	Forbes Energy Services Limited, (2)	2,754

1,448	Forum Energy Technologies Incorporated, (2)	32,305

832	Geospace Technologies Corporation, (2)	53,855

1,268	Global Geophysical Services Inc., (2)	5,858

1,094	Gulf Island Fabrication, Inc., (3)	25,961

1,752	Gulfmark Offshore Inc.	56,625

8,737	Heckmann Corporation, (2), (3)	30,580

6,899	Helix Energy Solutions Group, (2)	119,284

10,349	Hercules Offshore Inc., (2)	49,261

2,306	Hornbeck Offshore Services Inc., (2)	79,880

8,617	ION Geophysical Corporation, (2)	55,666

9,862	Key Energy Services Inc., (2)	64,497

2,194	Lufkin Industries Inc., (3)	109,722

1,698	Matrix Service Company, (2)	17,812

830	Mitcham Industries, Inc., (2)	11,247

804	Natural Gas Services Group, (2)	12,751

5,870	Newpark Resources Inc., (2), (3)	39,857

7,680	Parker Drilling Company, (2)	33,254

851	PHI Inc, (2)	26,628

4,041	Pioneer Energy Services Corporation, (2)	26,671

805	RigNet, Inc., (2)	14,949

1,981	Tesco Corporation, (2)	17,453

5,066	TETRA Technologies, (2)	27,103

951	TGC Industries Inc.	6,999

973	Union Drilling, Inc., (2)	6,315

12,505	Vantage Drilling Company, (2), (3)	23,009

2,541	Willbros Group Inc., (2)	12,985
	Total Energy Equipment & Services	1,451,810

66	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 1.0%

1,195	Andersons, Inc.	$46,940

6	Arden Group, Inc.	591

2,439	Casey’s General Stores, Inc.	125,730

2,884	Harris Teeter Supermarkets Incorporated, (3)	108,006

810	Ingles Markets, Inc.	13,122

778	Nash Finch Company	14,961

466	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	9,450

1,477	Pantry, Inc., (2)	19,592

1,142	PriceSmart, Inc., (3)	94,775

43,097	Rite Aid Corporation, (2)	49,993

1,305	Roundy’s Inc.	6,838

1,419	Spartan Stores, Inc.	20,377

13,861	SUPERVALU INC., (2), (3)	43,108

731	Susser Holdings Corporation, (2)	26,272

719	The Chef’s Warehouse Inc., (2), (3)	11,101

3,107	United Natural Foods Inc., (2)	165,417

550	Village Super Market, Inc.	20,169

618	Weis Markets Inc.	25,437
	Total Food & Staples Retailing	801,879
	Food Products – 1.5%

205	Alico Inc.	6,435

326	Annie’s Incorporated, (2)	12,877

3,191	B&G Foods Inc.	96,592

761	Calavo Growers, Inc., (3)	17,967

944	Cal-Maine Foods, Inc., (3)	40,715

3,001	Chiquita Brands International Inc., (2)	21,637

7,680	Darling International Inc., (2)	126,950

1,415	Diamond Foods Inc., (3)	26,206

2,305	Dole Food Company Inc., (2), (3)	29,020

436	Farmer Brothers Company, (2)	4,242

2,345	Fresh Del Monte Produce Inc.	59,024

160	Griffin Land & Nurseries, Inc.	4,152

2,406	Hain Celestial Group Inc., (2), (3)	139,067

853	Inventure Group, (2)	5,084

966	J&K Snack Foods Corporation	55,323

519	John B. Sanfillippo & Son, Inc.	8,730

1,137	Lancaster Colony Corporation, (3)	82,751

294	Lifeway Foods, Inc.	2,752

502	Limoneira Company	11,280

1,243	Omega Protein Corporation, (2)	8,092

3,940	Pilgrim’s Pride Corporation, (2), (3)	22,182

1,803	Post Holdings Inc., (2)	56,885

1,500	Sanderson Farms Inc.	67,935

593	Seneca Foods Corporation, (2)	16,951

3,852	Smart Balance Inc., (2), (3)	45,839

Nuveen Investments	67

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Food Products (continued)

3,035	Snyders Lance Inc.	$76,907

1,614	Tootsie Roll Industries Inc., (3)	43,013

2,282	Treehouse Foods Inc., (2), (3)	122,201

794	Westway Group, Inc., (2)	5,010
	Total Food Products	1,215,819
	Gas Utilities – 1.0%

614	Chesapeake Utilities Corporation	28,840

444	Delta Natural Gas Company, Inc.	8,729

1,458	Laclede Group Inc.	60,711

2,623	New Jersey Resources Corporation	116,619

1,713	Northwest Natural Gas Company, (3)	79,706

4,612	Piedmont Natural Gas Company, (3)	146,984

1,924	South Jersey Industries Inc.	97,335

3,012	Southwest Gas Corporation, (3)	130,932

3,291	WGL Holdings Inc.	130,883
	Total Gas Utilities	800,739
	Health Care Equipment & Supplies – 2.9%

1,446	Abaxis, Inc., (2)	53,184

2,183	Abiomed, Inc., (2), (3)	43,267

4,657	Accuray, Inc., (2), (3)	32,413

4,692	Align Technology, Inc., (2), (3)	124,713

3,571	Alphatec Holdings, Inc., (2)	6,142

807	Analogic Corporation	59,444

1,605	AngioDynamics, Inc., (2)	17,222

769	Anika Therapeutics, Inc., (2)	8,620

6,987	Antares Pharma Inc., (2), (3)	26,620

1,806	Arthrocare Corporation, (2)	54,324

952	AtriCure, Inc., (2)	6,112

102	Atrion Corporation	20,730

1,385	Cantel Medical Corporation	36,024

1,095	Cardiovascular Systems, Inc., (3)	12,790

3,553	Cerus Corporation, (2), (3)	11,050

2,049	Conceptus Inc., (2), (3)	38,603

1,819	Conmed Corporation	50,314

1,794	CryoLife Inc.	11,105

1,821	Cyberonics, (2)	84,221

622	Cynosure, Inc., (2)	16,383

605	Derma Sciences Inc., (2)	6,830

4,477	DexCom, Inc., (2), (3)	58,649

3,613	Endologix, Inc., (2)	48,631

1,655	EnteroMedics, Inc., (2)	4,982

546	Exactech, Inc., (2)	9,118

626	Globus Medical Inc, Class A, (2), (3)	10,742

1,498	Greatbatch, Inc., (2)	32,926

1,651	Haemonetics Corporation, (2)	134,887

68	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,582	Hansen Medical, Inc., (2), (3)	$8,131

924	Heartware International Inc., (2), (3)	77,598

772	ICU Medical, Inc., (2), (3)	45,803

3,121	Insulet Corporation, (2)	66,196

1,273	Integra Lifesciences Holdings Corporation, (2), (3)	48,692

2,078	Invacare Corporation	28,365

1,144	IRIS International, Inc., (2)	22,297

2,361	Mako Surgical Corporation, (2), (3)	35,769

3,375	Masimo Corporation, (2), (3)	74,149

2,694	Meridian Bioscience, Inc., (3)	53,207

2,746	Merit Medical Systems, Inc., (2)	39,652

1,924	Natus Medical, Inc., (2)	21,741

6,302	Navidea Biopharmaceuticals Incorporated, (2), (3)	17,646

1,489	Neogen Corporation, (2), (3)	63,714

2,820	NuVasive, Inc., (2)	40,664

3,215	Nxstage Medical, Inc., (2)	36,008

3,541	OraSure Technologies, Inc., (2)	32,081

1,223	Orthofix International NV, (2)	48,504

1,275	Palomar Medical Technologies, Inc., (2)	11,003

855	PhotoMedex, Inc., (2), (3)	11,380

1,830	Quidel Corporation, (2), (3)	32,080

692	Rochester Medical Corporation, (2)	7,259

1,362	Rockwell Medical Technologies, Inc., (3)	9,793

3,647	RTI Biologics Inc., (2)	14,807

4,475	Solta Medical Inc., (2)	13,201

2,239	Spectranetics Corporation, (2)	32,600

2,371	STAAR Surgical Company, (2)	15,269

3,804	Steris Corporation, (3)	135,460

980	Surmodics Inc., (2)	17,620

2,395	Symmetry Medical, Inc., (2)	21,938

987	Tornier, Inc., (2)	16,878

5,249	Unilife Corporation, (2), (3)	14,382

214	Utah Medical Products, Inc.	7,280

1,089	Vascular Solutions, Inc., (2)	16,411

3,481	Volcano Corporation, (2), (3)	99,626

2,212	West Pharmaceutical Services Inc.	119,160

2,568	Wright Medical Group, Inc., (2), (3)	52,182

362	Young Innovations, Inc.	12,362

1,106	Zeltiq Aesthetics Inc, (2), (3)	6,437
	Total Health Care Equipment & Supplies	2,447,391
	Health Care Providers & Services – 2.6%

1,503	Acadia Healthcare Company Inc., (2)	30,917

3,679	Accretive Health Inc., (2), (3)	43,375

838	Air Methods Corporation, (2)	91,870

528	Almost Family, Inc., (2)	10,945

Nuveen Investments	69

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

1,967	Amedisys, Inc., (2), (3)	$21,716

2,667	AMN Healthcare Services Inc., (2)	26,457

2,008	AmSurg Corporation, (2)	57,268

1,256	Assisted Living Concepts Inc.	9,935

1,606	Bio-Reference Laboratories, Inc., (2), (3)	44,583

2,868	Bioscrip, Inc., (2)	26,414

1,838	Capital Senior Living Corporation, (2), (3)	29,555

3,361	Centene Corporation, (2)	127,651

1,278	Chemed Corporation	85,946

754	Chindex International, Inc., (2)	7,819

358	Corvel Corporation, (2)	15,226

1,784	Cross Country Healthcare, Inc., (2)	7,850

2,006	Emeritus Corporation, (2)	45,035

1,048	Ensign Group Inc.	30,560

1,910	ExamWorks Group Inc., (2)	26,778

2,780	Five Star Quality Care Inc., (2)	14,623

1,989	Gentiva Health Services, Inc., (2)	18,697

2,229	Hanger Orthopedic Group Inc., (2)	56,505

6,217	HealthSouth Corporation, (2), (3)	137,582

2,183	Healthways Inc., (2)	21,241

5,614	HMS Holdings Corporation, (2), (3)	129,627

1,052	IPC The Hospitalist Company, Inc., (2), (3)	36,283

3,455	Kindred Healthcare Inc., (2)	33,859

605	Landauer Inc.	35,060

1,014	LHC Group, Inc., (2)	17,765

1,830	Magellan Health Services, Inc., (2)	91,775

2,883	Metropolitan Health Networks Inc., (2)	31,511

1,956	Molina Healthcare Inc., (2)	49,037

784	MWI Veterinary Supply, Inc., (2)	82,336

657	National Healthcare Corporation	31,286

164	National Research Corporation	8,312

4,095	Owens and Minor Inc., (3)	116,585

654	PDI Inc., (2)	4,480

1,887	Pharmerica Corporation, (2)	23,059

833	Providence Service Corporation, (2)	8,497

3,328	PSS World Medical Inc., (2), (3)	95,247

2,875	Select Medical Corporation, (2)	30,446

1,244	Skilled Healthcare Group Inc., (2)	9,666

1,668	Sun Healthcare Group Inc., (2)	14,111

3,800	Sunrise Assisted Living Inc., (2)	54,682

1,854	Team Health Holdings Inc., (2)	49,335

1,270	Triple-S Management Corporation, Class B Shares, (2)	22,911

2,453	Universal American Corporation, (2)	22,175

758	U.S. Physical Therapy, Inc.	20,239

2,076	Vanguard Health Systems Inc., (2)	20,096

2,814	Wellcare Health Plans Inc., (2)	133,946
	Total Health Care Providers & Services	2,160,874

70	Nuveen Investments

Shares	Description (1)	Value

	Health Care Technology – 0.6%

2,341	AthenaHealth Inc., (2), (3)	$150,503

711	Computer Programs and Systems, Inc.	34,704

1,217	Epocrates Inc., (2)	11,902

516	Greenway Medical Technologies, Inc., (2)	8,560

1,276	Healthstream, Inc., (2)	32,589

3,809	MedAssets Inc., (2)	67,534

1,452	Medidata Solutions, Inc., (2)	61,013

233	Mediware Information Systems, Inc., (2)	5,112

3,854	Merge Healthcare Incorporated, (2), (3)	13,142

2,194	Omnicell, Inc., (2)	31,989

2,582	Quality Systems Inc., (3)	45,056

438	Vocera Communications Incorporated, (2)	11,778
	Total Health Care Technology	473,882
	Hotels, Restaurants & Leisure – 2.9%

1,591	AFC Enterprises, Inc., (2)	40,284

2,153	Ameristar Casinos, Inc.	39,292

71	Biglari Holdings Inc., (2)	25,106

1,545	BJ’s Restaurants, Inc., (2), (3)	51,062

1,201	Bloomin’ Brands, (2)	16,418

935	Bluegreen Corporation, (2)	5,545

1,948	Bob Evans Farms	74,160

3,630	Boyd Gaming Corporation, (2)	22,397

1,276	Bravo Brio Restaurant Group, (2)	16,843

1,178	Buffalo Wild Wings, Inc., (2), (3)	89,469

2,362	Caesar’s Entertainment Corporation, (2), (3)	13,676

1,378	Caribou Coffee Company, Inc., (2), (3)	16,495

996	Carrols Restaurant Group, Inc., (2)	6,394

1,257	CBRL Group Inc., (3)	80,008

1,275	CEC Entertainment Inc.	39,525

3,710	Cheesecake Factory Inc., (3)	122,653

850	Churchill Downs Inc.	55,531

439	Chuy’s Holdings Inc., (2)	10,725

378	Del Friscos Restaurant Group, (2)	5,594

6,355	Denny’s Corporation, (2)	29,233

994	DineEquity Inc., (2), (3)	62,324

3,740	Dominos Pizza Inc., (2)	151,919

382	Einstein Noah Restaurant Group	5,894

1,055	Fiesta Restaurant Group, (2)	13,947

205	Frisch’s Restaurants Inc.	3,665

433	Ignite Restaurant Group, Incorporated, (2)	4,962

2,585	Interval Leisure Group Inc.	49,270

1,893	International Speedway Corporation	48,272

1,900	Isle of Capri Casinos, (2)	11,552

2,826	Jack in the Box Inc., (2)	73,504

4,398	Jamba, Inc., (2)	9,632

Nuveen Investments	71

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

3,886	Krispy Kreme Doughnuts Inc., (2)	$28,873

2,800	Life Time Fitness Inc., (2), (3)	125,692

1,209	Luby’s Inc., (2)	7,726

1,310	Marcus Corporation	14,279

1,737	Marriott Vacations World, (2)	68,334

572	Monarch Casino & Resort, Inc., (2)	5,217

1,523	Morgans Hotel Group Company, (2)	9,823

1,476	MTR Gaming Group, Inc., (2)	5,151

1,788	Multimedia Games, Inc., (2)	28,429

174	Nathan’s Famous, Inc., (2)	4,822

6,324	Orient Express Hotels Limited, (2)	74,181

1,199	Papa John’s International, Inc., (2), (3)	63,931

4,084	Pinnacle Entertainment Inc., (2)	52,112

1,678	Premier Exhibitions, Inc., (2)	4,598

942	Red Lions Hotels Corporation, (2)	6,208

925	Red Robin Gourmet Burgers, Inc., (2)	30,895

4,182	Ruby Tuesday, Inc., (2), (3)	30,194

2,261	Ruth’s Chris Steak House, Inc., (2)	15,036

2,028	Ryman Hospitalities Properties	79,112

3,738	Scientific Games Corporation, (2)	30,764

3,588	Shuffle Master Inc., (2), (3)	50,698

2,490	Six Flags Entertainment Corporation	142,204

3,970	Sonic Corporation, (2), (3)	39,581

758	Speedway Motorsports Inc.	12,355

4,043	Texas Roadhouse, Inc., (3)	65,820

1,515	Town Sports International, (2)	19,089

2,313	Vail Resorts, Inc.	131,332

3,597	WMS Industries Inc., (2)	59,099
	Total Hotels, Restaurants & Leisure	2,400,906
	Household Durables – 1.1%

2,067	American Greetings Corporation, (3)	35,490

857	Bassett Furniture, Inc.	9,830

1,608	Beazer Homes USA, Inc., (2), (3)	26,516

666	Blyth Inc., (3)	15,211

439	Cavco Industries, Inc., (2)	21,221

636	CSS Industries Inc.	12,784

1,581	Ethan Allen Interiors Inc., (3)	46,497

294	Flexsteel Industries, Inc.	5,918

2,071	Helen of Troy Limited, (2)	62,586

705	Hooker Furniture Corporation	9,616

6,517	Hovnanian Enterprises Inc., (2), (3)	28,023

1,794	iRobot Corporation, (2), (3)	32,238

5,037	KB Home, (3)	80,491

3,378	La-Z-Boy Inc.	54,791

1,340	Libbey Inc., (2)	24,053

72	Nuveen Investments

Shares	Description (1)	Value

	Household Durables (continued)

631	Lifetime Brands, Inc.	$7,004

1,397	M/I Homes, Inc., (2)	31,083

2,497	MDC Holdings Inc.	95,485

1,999	Meritage Corporation, (2)	73,923

374	Nacco Industries Inc.	18,939

2,913	Ryland Group Inc., (3)	98,663

3,278	Sealy Corporation, (2), (3)	7,310

1,056	Skullcandy Inc., (2), (3)	12,788

7,556	Standard Pacific Corporation, (2), (3)	52,136

1,182	Univeral Electronics Inc., (2)	20,283

1,664	Zagg Inc., (2)	11,948
	Total Household Durables	894,827
	Household Products – 0.2%

2,693	Central Garden & Pet Company, (2)	30,350

2,690	Harbinger Group Inc., (2)	23,538

320	Oil-Dri Corporation	7,168

376	Orchids Paper Products Company	7,215

1,500	Spectrum Brands Inc.	68,235

962	WD-40 Company	46,041
	Total Household Products	182,547
	Independent Power Producers & Energy Traders – 0.3%

1,591	American DG Energy Inc.	4,009

7,427	Atlantic Power Corporation	111,554

988	Genie Energy Limited, Class B Shares	6,926

50,474	GenOn Energy Inc., (2)	129,718

1,153	Ormat Technologies Inc.	21,942
	Total Independent Power Producers & Energy Traders	274,149
	Industrial Conglomerates – 0.2%

2,366	Raven Industries, Inc.	64,568

20	Seaboard Corproation	45,627

824	Standex International Corporation	38,102
	Total Industrial Conglomerates	148,297
	Insurance – 2.4%

5,830	Alterra Capital Holdings Limited	142,427

3,914	American Equity Investment Life Holding Company, (3)	45,050

671	American Safety Insurance Holdings, (2)	11,313

1,181	Amerisafe, Inc., (2)	31,001

1,703	Amtrust Financial Services, Inc., (3)	41,213

1,763	Argo Group International Holdings Inc.	60,647

538	Baldwin & Lyons, Class B	13,100

2,542	Citizens Inc., (2)	25,903

14,764	CNO Financial Group Inc., (3)	141,439

1,657	Crawford & Co	9,130

498	Donegal Group, Inc., Class B	6,454

434	Eastern Insurance Holdings, Inc.	7,300

Nuveen Investments	73

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Insurance (continued)

1,288	eHealth, Inc., (2)	$27,950

296	EMC Insurance Group Inc.	6,624

2,241	Employers Holdings, Inc.	40,898

552	Enstar Group, Limited, (2)	55,200

902	FBL Financial Group Inc.	30,785

6,758	First American Corporation, (3)	153,745

3,367	Flagstone Reinsurance Holdings SA	29,764

376	Fortegra Financial Corp, (2)	3,339

826	Global Indemnity PLC, (2)	18,321

1,801	Greenlight Capital Re, Ltd, (2)	46,016

931	Hallmark Financial Services, Inc., (2)	7,104

2,560	Hilltop Holdings Inc., (2)	34,790

468	Homeowners Choice Inc.	10,390

2,563	Horace Mann Educators Corporation	49,235

521	Independence Holding Company	4,554

797	Infinity Property and Casualty Corporation	45,517

80	Investors Title Company	5,248

274	Kansas City Life Insurance Company	9,957

3,248	Maiden Holdings, Ltd	27,446

3,422	Meadowbrook Insurance Group, Inc.	19,232

3,271	Montpelier Re Holdings Limited	74,808

2,659	National Financial Partners Corp., (2), (3)	48,793

443	National Interstate Corporation	11,496

143	National Western Life Insurance Company	20,073

693	Navigators Group, Inc., (2)	36,784

1,426	OneBeacon Insurance Group Limited, Class A	19,251

396	Phoenix Companies Inc., (2)	11,935

2,142	Platinum Underwriters Holdings Limited	95,105

1,519	Presidential Life Corporation	21,236

3,073	Primerica Inc.	86,843

1,272	RLI Corporation, (3)	86,725

731	Safety Insurance Group, Inc.	33,882

1,286	Seabright Insurance Holdings Inc.	14,107

3,470	Selective Insurance Group Inc.	64,160

940	State Auto Financial Corporation	15,172

1,168	Stewart Information Services Corporation, (3)	27,238

5,056	Symetra Financial Corporation	60,419

2,369	Tower Group Inc., (3)	42,689

1,383	United Fire Group Inc.	32,874

1,204	Universal Insurance Holdings Inc.	4,756
	Total Insurance	1,969,438
	Internet & Catalog Retail – 0.4%

1,670	1-800-Flowers, (2)	6,062

901	Blue Nile Inc., (2), (3)	34,031

299	CafePress, Incorporated, (2)	1,773

74	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

282	Geeknet Inc., (2)	$5,124

2,542	Hosting Site Network, Inc.	132,235

229	Kayak Software Corporation, (2)	7,587

1,667	Nutri System Inc.	16,053

1,503	Orbitz Worldwide Inc., (2)	3,712

744	Overstock.com, Inc., (2), (3)	11,220

1,220	PetMed Express, Inc., (3)	13,298

2,336	Shutterfly, Inc., (2), (3)	70,687

950	U.S. Auto Parts Network, Inc., (2)	2,841

1,442	Vitacost.com, Inc., (2)	9,229
	Total Internet & Catalog Retail	313,852
	Internet Software & Services – 2.2%

2,536	Active Network Inc., (2), (3)	22,469

1,890	Ancestry.com Inc., (2), (3)	59,724

2,323	Angie’s List, (2)	26,575

3,017	Bankrate Inc., (2), (3)	32,372

678	Bazaarvoice Inc., (2), (3)	8,651

2,534	Blucora Inc., (2)	44,472

369	Brightcove Inc., (2)	4,657

736	Carbonite Inc., (2), (3)	5,689

2,276	ComScore Inc., (2)	32,251

1,987	Constant Contact Inc., (2)	24,520

2,198	Cornerstone OnDemand Inc., (2)	61,522

1,831	CoStar Group, Inc., (2)	151,790

2,772	DealerTrack Holdings, Inc., (2)	75,759

1,956	Demand Media Inc., (2)	16,685

426	Demandware Incorporated, (2)	12,648

3,112	Dice Holdings Inc., (3)	27,479

2,398	Digital River, Inc., (2)	34,387

306	E2open Inc., (2)	5,355

7,068	Earthlink, Inc.	44,811

1,231	Envestnet Inc., (2)	17,209

637	ExactTarget Inc., (2)	14,855

3,358	Internap Network Services Corporation, (2)	23,002

2,381	Intralinks Holdings INc., (2)	13,310

3,391	IPass, Inc., (2)	6,579

2,778	J2 Global Inc., (3)	83,451

1,026	Keynote Systems, Inc.	14,662

3,944	KIT Digital Inc., (2), (3)	10,964

4,072	Limelight Networks Inc., (2)	8,592

1,539	Liquidity Services, Inc., (2), (3)	63,453

3,594	Liveperson, Inc., (2)	56,390

1,442	LogMeIn Inc., (2), (3)	35,589

1,480	Marchex, Inc.	6,053

1,440	Market Leader, Inc., (2)	9,792

Nuveen Investments	75

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Internet Software & Services (continued)

1,208	MeetMe Incorporated, (2), (3)	$5,110

745	Millennial Media Incorporated, (2), (3)	11,942

7,918	Monster Worldwide Inc., (2), (3)	49,250

2,550	Move, Inc., (2)	21,140

4,111	NIC, Incorporated, (2)	58,787

1,513	Open Solutions Inc., (2)	71,066

2,086	Perficient, Inc., (2)	23,718

2,135	QuinStreet, Inc., (2)	13,066

1,355	RealNetworks Inc., (2)	10,257

2,333	Responsys Inc., (2)	20,857

1,947	Saba Software, Inc., (2)	19,626

1,167	SciQuest Inc., (2)	17,715

750	Spark Networks, Incorporated	4,920

809	SPS Commerce Inc., (2), (3)	29,326

925	Stamps.com Inc., (2)	25,456

3,181	Support.com, Inc., (2)	14,760

440	Synacor Inc., (2)	2,411

938	TechTarget Inc., (2)	4,484

466	Travelzoo Inc., (2)	8,318

5,696	United Online, Inc.	30,531

5,667	Unwired Planet Inc,, (2)	7,990

4,907	ValueClick, Inc., (2)	81,800

2,281	VistaPrint N.V., (2), (3)	69,502

1,348	Vocus, Inc., (2), (3)	23,927

2,290	Web.com, Inc., (2), (3)	36,136

3,309	WebMD Health Corporation, Class A, (2), (3)	49,337

1,841	XO Group, Incorporated, (2)	14,820

550	Yelp Incorporated, (2)	13,255

4,266	Zix Corporation, (2)	12,371
	Total Internet Software & Services	1,807,595
	IT Services – 1.8%

5,214	Acxiom Corporation, (2)	95,156

1,482	CACI International Inc., (2), (3)	74,737

2,882	Cardtronics Inc., (2)	81,878

595	Cass Information Systems, Inc.	24,972

4,757	Ciber, Inc., (2)	14,842

972	Computer Task Group, Inc., (2)	18,128

7,619	Convergys Corporation	128,075

2,223	CSG Systems International Inc., (2)	45,816

317	EPAM Systems Inc., (2)	5,700

3,290	Euronet Worldwide, Inc., (2), (3)	66,754

1,526	Exlservice Holdings, Inc., (2), (3)	45,231

851	Forrester Research, Inc., (3)	24,628

4,295	Global Cash Access Holdings, Inc., (2)	30,280

1,604	Hackett Group, Inc.	6,240

76	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

2,477	Heartland Payment Systems Inc.	$64,600

2,100	Higher One Holdings Incn, (2)	26,523

2,099	iGATE Corporation, (2)	33,689

1,449	Innodata Isogen, Inc., (2)	5,202

3,958	Lionbridge Technologies, Inc., (2)	12,547

1,498	ManTech International Corporation, Class A, (3)	34,409

664	Mattersight Corporation, (2)	3,672

2,229	Maximus Inc.	122,996

2,813	ModusLink Global Solutions Inc., (2)	8,242

1,402	Moneygram International Inc., (2)	21,787

1,367	PRG-Schultz International Inc., (2)	10,690

8,044	Sapient Corporation, (2), (3)	82,692

3,242	ServiceSource International Inc., (2)	29,210

989	Syntel Inc.	58,954

1,629	TeleTech Holdings, Inc., (2)	27,432

1,637	TNS Inc., (2)	23,442

2,862	Unisys Corporation	48,797

1,216	Virtusa Corporation, (2)	20,867

2,482	Wright Express Corporation, (2), (3)	183,122
	Total IT Services	1,481,310
	Leisure Equipment & Products – 0.4%

826	Arctic Cat, Inc., (2)	29,959

1,370	Black Diamond Group Inc., (2)	13,015

5,833	Brunswick Corporation, (3)	137,600

4,246	Callaway Golf Company, (3)	23,183

1,700	JAKKS Pacific Inc., (3)	21,947

369	Johnson Outdoors, Inc., (2)	7,199

3,296	LeapFrog Enterprises Inc., (2)	29,137

704	Marine Products Corporation	4,175

4,238	Smith & Wesson Holding Corporation, (2), (3)	40,685

450	Steinway Musical Instrument Inc., (2)	10,863

1,250	Sturm, Ruger & Company, (3)	59,038
	Total Leisure Equipment & Products	376,801
	Life Sciences Tools & Services – 0.3%

4,612	Affymetrix, Inc., (2), (3)	14,620

703	BG Medicine Inc., (2)	1,617

1,891	Cambrex Corporation, (2)	22,843

1,588	Fluidigm Corporation, (2)	23,963

516	Furiex Pharmaceuticals Inc., (2)	9,892

1,618	Harvard Bioscience, Inc., (2)	6,504

2,723	Luminex Corporation, (2)	43,786

2,422	Pacific Biosciences of California, Inc., (2), (3)	3,149

3,911	Parexel International Corporation, (2)	120,029

7,481	Sequenom, Inc., (2), (3)	23,266
	Total Life Sciences Tools & Services	269,669

Nuveen Investments	77

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Machinery – 3.0%

3,091	Accuride Corporation, (2)	$8,253

4,760	Actuant Corporation, (3)	134,422

467	Alamo Group Inc.	15,645

1,804	Albany International Corporation, Class A	39,634

1,760	Altra Industrial Motion, Inc., (3)	31,715

626	American Railcar Industries, (2)	18,392

548	Ampco-Pittsburgh Corporation	9,678

1,311	Astecx Industries Inc., (2)	37,757

3,543	Barnes Group Inc., (2)	81,064

3,197	Blount International Inc., (2)	42,296

3,241	Briggs & Stratton Corporation	64,010

602	Cascade Corporation	39,124

1,952	Chart Industries, Inc., (2), (3)	138,182

1,137	CIRCOR International Inc.	39,215

3,240	CLARCOR, Inc.	146,578

1,267	Columbus McKinnon Corporation, (2)	18,967

1,850	Commercial Vehicle Group Inc., (2)	14,042

1,446	Douglas Dynamics Inc.	21,965

881	Dynamic Material Corporation	11,823

406	Eastern Company	6,496

2,941	Energy Recovery, Inc., (2)	8,735

1,329	EnPro Industries Inc., (2)	48,588

1,710	ESCO Technologies Inc.	64,022

4,062	Federal Signal Corporation, (2)	23,438

3,126	Flow International Corporation, (2)	10,378

768	Freightcar America Inc.	14,784

978	Gorman-Rupp Company, (3)	26,406

650	Graham Corporation	11,681

1,492	Greenbrier Companies Inc., (3)	25,976

762	Hardinge, Inc.	7,910

414	Hurco Companies, Inc., (2), (3)	9,514

374	Hyster-Yale Materials Handling Inc., Class A, (5)	15,364

374	Hyster-Yale Materials Handling Inc., Class B, (3)	15,364

1,890	John Bean Technologies Corporation	29,144

790	Kadant Inc., (2)	19,189

2,094	Kaydon Corporation	46,822

579	LB Foster Company	19,113

830	Lindsay Manufacturing Company	63,387

1,102	Lydall Inc.	14,227

6,302	Meritor Inc., (2), (3)	27,855

941	Met-Pro Corp.	8,544

1,222	Middleby Corporation, (2), (3)	152,689

720	Midwest Air Group Inc.	11,052

1,295	Mueller Industries Inc.	56,721

10,232	Mueller Water Products Inc.	53,309

78	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

1,111	NN, Incorporated, (2)	$9,199

178	OmegaFlex, Inc., (2)	2,225

1,356	Peerless Manufacturing Company, (2)	8,814

327	Proto Labs Incorporated, (2), (3)	11,347

1,449	RBC Bearings Inc., (2)	71,957

1,881	Rexnord Corporation, (2)	34,084

2,533	Robbins & Myers, Inc.	150,156

762	Sauer-Danfoss, Inc.	30,526

1,349	Sun Hydraulics Corporation	35,937

1,229	Tennant Company, (3)	45,989

3,118	Titan International Inc., (3)	65,416

2,104	TriMas Corporation, (2)	52,768

556	Twin Disc, Inc.	8,429

4,462	Wabash National Corporation, (2)	28,155

1,933	Watts Water Technologies, Inc.	77,765

4,515	Woodward Governor Company, (3)	151,253
	Total Machinery	2,487,490
	Marine – 0.0%

2,040	Genco Shipping and Trading Limited, (2)	6,202

349	International Shipholding Corp.	5,835

1,155	Rand Logistics, Inc., (2)	7,484
	Total Marine	19,521
	Media – 1.1%

1,744	Arbitron Inc.	63,412

288	Beasley Broadcast Group, Inc.	1,400

6,109	Belo Corp.	45,695

1,157	Carmike Cinemas, Inc., (2)	15,758

2,397	Central European Media Enterprises Limited, (2)	12,848

2,242	Crown Media Holdings, Inc., (2)	3,901

4,038	Cumulus Media, Inc., (2), (3)	9,933

64	Daily Journal Corporation, (2)	6,049

323	Dial Global Inc., (2)	788

1,800	Digital Generation Inc., (2), (3)	16,740

2,025	E.W. Scripps Company, Class A, (2)	21,485

1,596	Entercom Communications Corporation, (2), (3)	10,390

3,385	Entravision Communications Corporation, (2)	4,570

579	Fisher Communications, Inc.	14,614

1,232	Global Sources, Limited, (2)	7,047

2,843	Harte-Hanks Inc.	15,836

2,806	Journal Communications Inc., (2)	15,742

1,990	LIN TV Corporation, (2)	11,164

5,540	Lions Gate Entertainment Corporation, Equity, (2)	92,407

9,068	Live Nation Inc., (2), (3)	82,972

1,749	Martha Stewart Living Omnimedia Inc., (2)	5,055

3,785	McClatchy Company, (3)	10,787

Nuveen Investments	79

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Media (continued)

1,610	MDC Partners, Inc.	$18,209

2,334	Meredith Corporation, (3)	78,119

3,662	National CineMedia, Inc.	56,615

8,813	New York Times, Class A, (2), (3)	72,090

739	Nexstar Broadcasting Group, Inc., (2)	8,033

886	Outdoor Channel Holdings, Inc., (2)	6,432

641	ReachLocal Inc., (2), (3)	7,910

1,093	Reading International Inc., A, (2)	6,613

610	Rentrak Corporation, (2)	10,364

231	Saga Communications Inc Class A Shares, (2)	9,799

661	Salem Communications Corporation	3,940

1,707	Scholastic Corporation, (3)	56,314

3,292	Sinclair Broadcast Group, Series A	41,479

2,598	Valassis Communications Inc., (3)	67,600

86	Value Line, Inc., (3)	857

1,600	World Wrestling Entertainment Inc.	12,944
	Total Media	925,911
	Metals & Mining – 1.5%

7,220	AK Steel Holding Corporation	36,389

1,074	AM Castle & Company, (2), (3)	13,049

1,648	AMCOL International Corp.	52,044

2,124	Apex Silver Mines Limited, (2), (3)	9,282

3,361	Century Aluminum Company, (2)	24,031

5,752	Coeur d’Alene Mines Corporation, (2), (3)	177,794

4,332	General Moly, Inc., (2), (3)	16,028

4,050	Globe Specialty Metals Inc.	60,872

3,418	Gold Reserve Inc., Class A, (2), (3)	11,074

1,950	Gold Resource Corp., (3)	32,604

16,612	Golden Star Resources Ltd, (2), (3)	33,224

376	Handy & Harman Limited, (2)	5,591

802	Haynes International Inc.	40,645

18,633	Hecla Mining Company, (3)	122,605

2,861	Horsehead Holding Corp., (2)	25,892

1,260	Kaiser Aluminum Corporation	76,331

1,312	Materion Corporation	27,486

12,877	McEwen Mining Inc., (2)	62,582

745	Metals USA Holdings Corporation	10,862

8,311	Midway Gold Corporation, (2), (3)	14,129

2,176	Noranda Aluminum Hodlings Corporation	13,339

587	Olympic Steel Inc.	10,566

8,529	Paramount Gold and Silver Corporation, (2), (3)	22,687

1,609	Revett Minerals Incorporated, (2)	5,760

1,979	RTI International Metals, Inc., (2)	45,101

1,648	Schnitzer Steel Industries, Inc.	46,984

7,559	Stillwater Mining Company, (2)	78,689

80	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

4,539	SunCoke Energy Inc., (2)	$72,942

3,510	United States Antimony Corporation, (2), (3)	7,160

456	Universal Stainless & Alloy Products, Inc., (2)	15,686

756	U.S. Silica Holdings Inc., (2), (3)	9,677

4,033	Vista Gold Corporation, (2), (3)	13,430

3,453	Worthington Industries, Inc.	74,654
	Total Metals & Mining	1,269,189
	Multiline Retail – 0.2%

827	Bon-Ton Stores, Inc.	10,156

2,379	Freds Inc.	32,235

553	Gordmans Stores Inc., (2)	8,328

7,409	Saks Inc., (2), (3)	76,165

2,769	Tuesday Morning Corporation, (2)	16,531
	Total Multiline Retail	143,415
	Multi-Utilities – 0.4%

3,831	Avista Corporation	97,384

2,880	Black Hills Corporation	103,018

999	CH Energy Group Inc.	64,965

2,376	Northwestern Corporation, (3)	85,085
	Total Multi-Utilities	350,452
	Oil, Gas & Consumable Fuels – 3.7%

5,391	Abraxas Petroleum Corporation, (2), (3)	11,159

138	Adams Resources and Energy, Incorporated	4,198

666	Alon USA Energy, Inc.	8,745

1,976	Amyris Inc., (2), (3)	5,078

597	Apco Oil and Gas International Inc., (2)	7,588

2,174	Approach Resources Inc., (2), (3)	53,546

13,862	Arch Coal Inc., (3)	110,342

3,420	Berry Petroleum Company, (3)	131,704

3,142	Bill Barrett Corporation, (2), (3)	71,983

626	Bonanza Creek Energy Inc., (2), (3)	15,506

6,829	BPZ Resources, Inc., (2), (3)	19,668

2,575	Callon Petroleum Company, (2)	14,729

2,585	Carrizo Oil & Gas, Inc., (2)	69,330

369	Ceres Inc., (2)	1,945

385	Clayton Williams Energy, (2), (3)	16,305

4,315	Clean Energy Fuels Corporation, (2), (3)	49,407

3,917	Cloud Peak Energy Inc., (2)	82,649

3,143	Comstock Resources Inc., (2), (3)	53,808

833	Contango Oil & Gas Company, (2)	40,950

1,402	Crimson Exploration Inc., (2)	5,075

2,436	Crosstex Energy, Inc.	33,324

1,066	CVTR Energy Inc., (2)	39,176

1,111	Delek US Holdings Inc., (3)	28,608

1,048	Emerald Oil Inc., (2)	5,659

Nuveen Investments	81

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

3,043	Endeavour International Corporation, (2), (3)	$22,092

5,151	Energy XXI Limited Bermuda, (3)	170,498

1,860	EPL Oil & Gas Inc., (2)	40,250

1,080	Evolution Petroleum Corporation, (2)	8,856

7,692	Forest Oil Corporation, (2), (3)	58,305

3,368	Frontline Limited, (2), (3)	10,677

3,456	FX Energy, Inc., (2)	16,692

1,535	GasLog Limited, (3)	17,714

3,852	Gastar Exploration Limited, (2)	4,314

1,995	Gevo Inc., (2)	4,030

1,697	Goodrich Petroleum Corporation, (2), (3)	20,924

1,629	Green Plains Renewable Energy, Inc., (2)	12,592

3,634	Gulfport Energy Corporation, (2)	120,576

7,274	Halcon Resources Corporation, (2)	47,063

428	Hallador Energy Company, (2)	4,194

2,441	Harvest Natural Resources Inc., (2)	21,310

69	Isramco, Inc., (2)	6,950

1,724	Kior Inc., Class A Shares, (2)	11,378

1,595	Knightsbridge Tankers Limited	10,160

17,211	Kodiak Oil & Gas Corporation, (2), (3)	159,030

9,622	Magnum Hunter Resources Corporation, (2), (3)	36,756

888	Matador Resources Company, (2)	7,841

6,627	McMoran Exploration Corporation, (2), (3)	79,060

1,568	Midstates Petroleum Company Incorporated, (2)	9,675

1,995	Miller Energy Resources Inc., (2), (3)	9,017

3,399	Nordic American Tanker Shipping Ltd, (3)	28,552

4,148	Northern Oil and Gas Inc., (2), (3)	62,884

5,218	Oasis Petroleum Inc., (2), (3)	153,253

1,710	Overseas Shipholding Group Inc., (3)	1,915

451	Panhandle Oil and Gas Inc.	12,213

1,954	PDC Energy Inc., (2), (3)	59,148

3,600	Penn Virginia Corporation	16,272

3,695	Petroquest Energy Inc., (2)	22,540

7,670	Quicksilver Resources Inc., (2)	29,683

211	Renewable Energy Group Inc., (2)	1,040

14,925	Rentech, Inc., (2)	38,507

3,152	Resolute Energy Corporation, (2), (3)	27,990

2,819	Rex Energy Inc., (2), (3)	37,324

396	Rex Stores Corporation, (2)	6,974

3,455	Rosetta Resources, Inc., (2)	159,068

756	Sanchez Energy Corporation, (2)	13,653

1,329	Saratoga Resources Inc., (2)	6,592

2,458	Scorpio Tankers Inc., (2)	13,396

2,604	SemGroup Corporation, A Shares, (2)	100,619

3,180	Ship Financial International Limited	48,908

82	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

2,137	Solazyme Inc., (2)	$17,310

3,230	Stone Energy Corporation, (2), (3)	76,196

2,798	Swift Energy Company, (2)	46,755

2,555	Synergy Resources Corporation, (2)	10,859

1,894	Targa Resources Corporation	96,461

4,114	Teekay Tankers Limited, Class A Shares, (3)	14,152

2,890	Triangle Petroleum Corporation, (2), (3)	18,467

4,309	Uranerz Energy Corporation, (2), (3)	7,153

5,535	Uranium Energy Corporation, (2), (3)	13,063

3,777	VAALCO Energy Inc., (2)	30,858

2,268	W&T Offshore Inc., (3)	38,443

4,683	Warren Resources Inc., (2)	13,347

3,522	Western Refining Inc.	87,592

710	Westmoreland Coal Company, (2)	7,299

1,620	ZaZa Energy Corporation, (2)	2,349
	Total Oil, Gas & Consumable Fuels	3,111,271
	Paper & Forest Products – 0.7%

2,573	Buckeye Technologies Inc.	67,413

1,527	Clearwater Paper Corporation, (2)	60,378

711	Deltic Timber Corporation, (3)	48,248

2,803	Glatfelter, (3)	49,921

2,639	KapStone Paper and Packaging Corp., (2)	57,979

8,981	Louisiana-Pacific Corporation, (2), (3)	141,810

1,034	Neenah Paper, Inc.	26,781

5,290	Resolute Forest Products, (2), (3)	64,538

2,070	Schweitzer-Mauduit International Inc.	72,512

3,159	Wausau Paper Corp.	26,125
	Total Paper & Forest Products	615,705
	Personal Products – 0.3%

1,645	Elizabeth Arden, Inc., (2), (3)	77,611

1,250	Female Health Company	8,750

1,034	Inter Parfums, Inc.	18,881

905	Medifast, Inc., (2)	23,096

718	Nature’s Sunshine Products, (3)	12,342

591	Nutraceutical International Corporation, (2)	9,373

3,231	Prestige Brands Holdings Inc., (2)	56,187

738	Revlon Inc., (2)	11,365

872	Schiff Nutrition International Inc.	29,508

1,112	Synutra International Inc., (2)	4,659

387	USANA Health Sciences, Inc., (2), (3)	16,695
	Total Personal Products	268,467
	Pharmaceuticals – 1.6%

791	Acura Pharmaceutical Inc., (2)	1,194

3,714	Akorn, Inc., (2)	44,605

1,678	Ampio Pharmaceuticals Inc., (2), (3)	6,712

Nuveen Investments	83

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,160	Auxilium Pharmaceuticals, Inc., (2)	$64,717

8,861	Avanir Pharmaceuticals, (2), (3)	25,342

1,390	BioDelivery Sciences, Inc., (2)	7,103

3,928	Cadence Pharmaceuticals, Inc., (2), (3)	13,905

271	Cempra Inc., (2)	1,818

3,166	Corcept Therapeutics, Inc., (2)	7,915

561	Cornerstone Therapeutics Inc., (2)	2,743

776	Cumberland Pharmaceuticals Inc., (2)	4,555

3,639	DepoMed, Inc., (2)	20,560

1,934	Endocyte Inc., (2)	18,508

699	Hi-Tech Pharmacal Company, Inc., (2), (3)	21,914

2,314	Horizon Pharma Inc., (2)	5,970

4,376	Impax Laboratories Inc., (2), (3)	92,990

4,270	Indevus Pharmaceuticals Inc., (4)	—

2,713	Jazz Pharmaceuticals, Inc., (2), (3)	145,769

1,043	Lannett Company Inc., (2)	4,600

1,838	MAP Pharmaceuticals, Inc., (2), (3)	28,342

3,601	Medicines Company, (2)	78,934

3,753	Medicis Pharmaceutical Corporation, (3)	162,918

7,329	Nektar Therapautics, (2), (3)	65,961

1,191	Obagi Medical Products, Inc., (2)	14,685

1,687	Omeros Corporation, (2), (3)	15,858

3,073	Optimer Pharmaceuticals, Inc., (2)	29,316

1,204	Pacira Pharmaceuticals, Inc., (2), (3)	19,120

2,370	Pain Therapeutics, Inc., (2), (3)	11,068

594	Pernix Therapeutics Holdings, Incorporated, (2)	4,681

1,737	Pozen Inc., (2)	10,405

3,510	Questcor Pharmaceuticals Inc., (3)	89,435

1,109	Repros Therapeutics, Inc., (2), (3)	15,992

612	Sagent Pharmaceuticals Inc., (2)	9,229

3,575	Santarus, Inc., (2)	32,640

3,709	SciClone Pharmaceuticals, Inc., (2), (3)	20,437

815	Sucampo Pharmaceuticals, Inc., (2)	4,067

220	Supernus Pharmaceuticals Incorporated, (2)	2,523

824	Transcept Pharmaceuticals Inc., (2)	4,194

816	Ventrus Biosciences Inc., (2)	2,562

4,545	ViroPharma, Inc., (2), (3)	114,761

6,511	Vivus, Inc., (2), (3)	97,014

2,807	Xenoport, Inc., (2)	23,102

3,562	Zogenix Inc., (2), (3)	8,691
	Total Pharmaceuticals	1,356,855
	Professional Services – 1.1%

3,245	Acacia Research, (2)	84,273

488	Barrett Business Services, Inc.	14,557

2,532	CBIZ Inc., (2), (3)	13,977

84	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

895	CDI Corporation	$15,385

2,218	Corporate Executive Board Company	99,721

696	CRA International, Inc., (2)	11,651

1,952	Dolan Media Company, (2)	9,038

795	Exponent, Inc., (2)	43,709

904	Franklin Covey Company, (2)	10,866

2,702	FTI Consulting Inc., (2)	70,144

953	GP Strategies Corporation, (2)	18,345

1,175	Heidrick & Struggles International, Inc.	13,912

1,611	Hill International, Inc., (2)	5,461

2,172	Hudson Global Inc., (2)	8,775

1,498	Huron Consulting Group, Inc., (2), (3)	43,217

1,264	ICF International, Inc., (2)	23,194

1,471	Insperity Inc.	38,408

1,712	Kelly Services, Inc., (3)	22,752

1,907	Kforce Inc., (2)	21,263

3,123	Korn Ferry International, (2)	41,817

1,021	Mistras Group Inc., (2)	22,554

3,313	Navigant Consulting Inc., (2)	34,422

4,782	Odyssey Marine Exploration Inc., (2), (3)	13,820

2,804	On Assignment, Inc., (2)	53,500

10,113	Pendrell Corporation, (2)	12,034

2,782	Resources Connection, Inc.	34,330

1,381	RPX Corporation, (2)	14,542

2,242	The Advisory Board Company, (2), (3)	106,495

2,638	TrueBlue Inc., (2), (3)	34,426

265	VSE Corporation	6,267

425	WageWorks, Incorporated, (2)	8,241
	Total Professional Services	951,096
	Real Estate Investment Trust – 7.3%

3,011	Acadia Realty Trust, (3)	77,322

10,349	Adams Resources & Energy, Incorporated	116,633

1,483	AG Mortgage Investment Trust Inc.	35,518

729	Agree Realty Corporation	18,400

137	Alexander’s Inc., (3)	60,823

2,159	American Assets Trust Inc	58,660

2,368	American Capital Mortgage Investment Corporation, (3)	59,034

267	AmREIT Inc., Class B Shares	4,349

8,959	Anworth Mortgage Asset Corporation	55,008

1,530	Apollo Commercial Real Estate Finance, Inc.	25,872

1,396	Apollo Residential Mortgage Inc.	30,949

502	Ares Commercial Real Estate Corporation, (3)	8,474

19,438	Armour Residential REIT Inc.	139,954

3,485	Ashford Hospitality Trust Inc.	29,936

3,234	Associated Estates Realty Corp.	48,478

Nuveen Investments	85

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

2,286	Campus Crest Communities Inc.	$25,352

4,373	CapLease Inc.	22,433

6,445	Capstead Mortgage Corporation	79,402

3,915	Cedar Shopping Centers Inc.	20,710

889	Chatham Lodging Trust	11,513

2,588	Chesapeake Lodging Trust	48,784

5,742	Colonial Properties Trust, (3)	124,199

2,557	Colony Financial Inc., (3)	51,166

1,342	Coresite Realty Corporation	30,504

5,860	Cousins Properties, Inc.	49,283

4,374	Crexus Investment Corporation	49,208

8,045	CubeSmart, (3)	105,550

10,844	CYS Investments Inc.	145,526

16,131	DCT Industrial Trust Inc., (3)	104,045

12,280	DiamondRock Hospitality Company, (3)	104,134

4,005	Dupont Fabros Technology Inc., (3)	85,947

3,549	Dynex Capital, Inc.	35,206

1,860	EastGroup Properties Inc., (3)	96,832

7,385	Education Realty Trust Inc., (3)	77,764

3,057	Entertainment Properties Trust	135,884

3,582	Equity One Inc., (3)	74,864

2,198	Excel Trust Inc.	27,035

8,112	FelCor Lodging Trust Inc., (2)	35,693

6,424	First Industrial Realty Trust, Inc., (2), (3)	85,760

3,329	First Potomac Realty Trust	39,648

4,734	Franklin Street Properties Corporation	54,015

1,659	Getty Realty Corporation, (3)	30,376

1,119	Gladstone Commercial Corporation, (3)	20,623

9,107	Glimcher Realty Trust	97,172

2,803	Government Properties Income Trust, (3)	62,199

2,998	Gramercy Capital Corporation, (2)	8,724

78	Gyrodyne Company of America, Inc., (2)	8,329

5,697	Healthcare Realty Trust, Inc.	133,823

11,231	Hersha Hospitality Trust, (3)	51,326

4,827	Highwoods Properties, Inc.	155,671

2,341	Hudson Pacific Properties Inc., (3)	44,409

4,955	Inland Real Estate Corporation	40,482

7,537	Invesco Mortgage Capital Inc.	161,518

5,594	Investors Real Estate Trust	47,101

5,510	iStar Financial Inc., (2)	48,102

4,282	Kite Realty Group Trust	23,423

5,592	LaSalle Hotel Properties, (3)	133,872

8,631	Lexington Corporate Properties Trust, (3)	81,908

1,986	LTC Properties Inc., (3)	65,558

8,854	Medical Properties Trust Inc., (3)	101,644

86	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

1,189	Mission West Properties Inc.	$9,845

2,627	Monmouth Real Estate Investment Corporation	29,160

1,566	National Health Investors Inc.	83,640

3,239	New York Mortgage Trust, Inc.	22,187

8,710	Northstar Realty Finance Corporation, (3)	57,225

6,909	Omega Healthcare Investors Inc., (3)	158,492

759	One Liberty Properties Inc.	14,338

1,411	Parkway Properties Inc.	19,429

3,751	Pebblebrook Hotel Trust	79,596

3,654	Penn Real Estate Investment Trust	60,401

3,849	PennyMac Mortgage Investment Trust	97,919

2,614	Potlatch Corporation, (3)	100,587

1,195	PS Business Parks Inc., (3)	76,635

3,258	RAIT Investment Trust, (3)	18,180

3,000	Ramco-Gershenson Properties Trust, (3)	38,880

5,162	Redwood Trust Inc., (3)	80,476

6,503	Resource Capital Corporation	38,108

3,095	Retail Opportunity Investments Corporation, (3)	39,183

6,968	RLJ Lodging Trust	124,170

1,446	Rouse Properties Inc., (3)	21,777

2,419	Sabra Health Care Real Estate Investment Trust Inc.	53,750

494	Saul Centers Inc., (3)	21,375

601	Select Income REIT	14,851

1,893	Sovran Self Storage Inc.	109,415

2,034	STAG Industrial Inc.	35,229

8,839	Starwood Property Trust Inc.	202,590

12,084	Strategic Hotels & Resorts Inc., (2)	66,341

2,783	Summit Hotel Properties Inc.	22,988

1,941	Sun Communities Inc., (3)	81,483

8,938	Sunstone Hotel Investors Inc., (2), (3)	88,307

856	Terreno Realty Corporation	13,063

18,251	Two Harbors Investment Corporation	217,713

860	UMH Properties Inc.	9,039

762	Universal Health Realty Income Trust, (3)	37,673

1,481	Urstadt Biddle Properties Inc.	28,050

4,236	Washington Real Estate Investment Trust, (3)	108,908

1,220	Western Asset Mortgage Capital Corporation	26,169

905	Whitestone Real Estate Investment Trust	12,190

1,905	Winthrop Realty Trust, Inc.	20,841
	Total Real Estate Investment Trust	6,146,330
	Real Estate Management & Development – 0.2%

645	AV Homes Inc., (2)	9,482

270	Consolidated-Tomoka Land Company	8,861

2,276	Forestar Real Estate Group Inc., (2)	36,439

2,819	Kennedy-Wilson Holdings Inc.	40,030

Nuveen Investments	87

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

835	Tejon Ranch Company, (2)	$25,000

2,103	Thomas Properties Group, Inc.	11,230

244	Zillow Inc, (2), (3)	9,116
	Total Real Estate Management & Development	140,158
	Road & Rail – 1.2%

565	AMERCO, (2)	65,280

1,663	Arkansas Best Corporation	13,387

6,932	Avis Budget Group Inc., (2)	114,586

1,288	Celadon Group, Inc.	22,025

1,858	Dollas Thrifty Automotive Group Inc., (2)	143,066

2,897	Genesee & Wyoming Inc., (2), (3)	209,946

3,240	Heartland Express, Inc., (3)	45,198

3,919	Knight Transportation Inc.	59,255

998	Marten Transport, Ltd.	18,463

4,572	Old Dominion Frght Line, (2)	153,345

397	Patriot Transportation Holding, Inc., (2)	11,116

1,396	Quality Distribution, Inc., (2)	12,006

838	Roadrunner Transportation System Inc., (2)	14,606

1,046	Saia, Inc., (2)	23,640

5,157	Swift Transportation Company, (2)	50,281

353	Universal Truckload Services, Inc., (2)	5,592

2,815	Werner Enterprises, Inc.	65,195

1,755	Zipcar Inc, (2), (3)	11,004
	Total Road & Rail	1,037,991
	Semiconductors & Equipment – 3.1%

2,798	Advanced Energy Industriess Inc., (2)	33,044

1,122	Alpha & Omega Semiconductor Limited, (2)	9,559

6,032	Amkor Technology Inc., (2), (3)	26,058

4,600	Anadigics Inc., (2)	6,716

4,070	Applied Micro Circuits Corporation, (2)	23,606

2,033	ATMI Inc., (2)	40,152

7,029	Axcelis Technologies Inc., (2)	6,442

2,110	AXT Inc., (2)	6,773

4,249	Brooks Automation Inc.	30,678

1,539	Cabot Microelectronics Corporation, (2)	45,862

3,247	Cavium Networks Inc., (2), (3)	107,735

1,516	CEVA, Inc., (2)	22,967

4,213	Cirrus Logic, Inc., (2)	171,722

1,545	Cohu Inc.	13,596

425	CSR PLC	9,673

1,960	Cymer, Inc., (2), (3)	156,192

2,319	Diodes Inc., (2)	35,156

1,504	DSP Group Inc., (2)	8,272

8,965	Entegris Inc., (2)	73,603

5,747	Entropic Communications Inc., (2), (3)	27,643

88	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

2,107	Exar Corporation, (2)	$18,015

3,933	First Solar Inc., (2), (3)	95,611

3,255	FormFactor Inc., (2)	14,843

1,296	GSI Technology Inc., (2)	7,245

8,089	GT Advanced Technologies, Inc., (2), (3)	35,106

2,014	Hittite Microwave Corporation, (2), (3)	114,073

1,527	Inphi Corporation, (2)	12,781

9,521	Integrated Device Technology, Inc., (2), (3)	51,794

1,783	Integrated Silicon Solution, (2)	15,245

904	Intermolecular Inc, (2)	6,337

4,518	International Rectifier Corporation, (2), (3)	69,984

8,323	Intersil Holding Corporation, Class A	58,677

1,552	IXYS Corporation	14,775

4,359	Kopin Corporation, (2)	16,390

7,568	Lattice Semiconductor Corporation, (2)	29,364

3,178	LTX-Credence Corporation, (2)	17,701

396	M/A-COM Technology Solutions Holdings Incorporated, (2)	4,946

3,818	Mattson Technology, Inc., (2), (3)	3,427

1,447	Maxlinear Inc., (2)	8,219

15,074	MEMC Electronic Materials, (2)	37,986

3,239	Micrel, Incorporated	31,386

5,802	Microsemi Corporation, (2)	111,398

2,360	Mindspeed Technologies, Inc., (2)	8,048

3,375	MIPS Technologies, Inc., (2)	23,591

3,432	MKS Instruments Inc., (3)	81,098

1,925	Monolithic Power Systems, Inc., (2)	37,403

2,097	MoSys, Inc., (2)	8,472

1,533	Nanometrics Inc., (2)	21,094

1,277	NeoPhotonics Corporation, (2)	6,704

306	NVE Corporation, (2), (3)	15,851

3,423	Omnivision Technologies, Inc., (2), (3)	48,949

1,576	PDF Solutions, Inc., (2)	20,866

413	Peregrine Semiconductor Corporation, (2)	7,314

1,608	Pericom Semiconductor Corporation, (2)	12,430

3,943	Photronics Inc., (2), (3)	19,281

2,861	PLX Technologies Inc., (2)	12,388

1,778	Power Integrations Inc.	52,593

2,876	Quicklogic Corporation, (2), (3)	7,535

7,210	Rambus Inc., (2), (3)	34,896

18,164	RF Micro Devices, Inc., (2)	80,103

1,127	Rubicon Technology Inc., (2)	9,794

2,099	Rudolph Technologies, (2)	19,961

4,192	Semtech Corporation, (2), (3)	104,674

2,043	Sigma Designs, Inc., (2)	12,135

5,437	Silicon Image, Inc., (2)	23,923

Nuveen Investments	89

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

3,233	Spansion Inc., Class A, (2)	$35,854

1,942	STR Holdings Inc., (2)	4,175

2,597	SunPower Corporation, (2), (3)	11,193

616	Supertex Inc., (2)	11,772

3,390	Tessera Technologies Inc.	48,036

11,006	TriQuint Semiconductor, Inc., (2)	51,728

1,521	Ultra Clean Holdings, Inc., (2)	7,042

1,711	Ultratech Stepper Inc., (2)	52,887

2,538	Veeco Instruments Inc., (2), (3)	77,917

1,578	Volterra Semiconductor Corporation, (2)	28,672
	Total Semiconductors & Equipment	2,629,131
	Software – 3.6%

3,558	Accelrys, Inc., (2)	31,844

2,597	ACI Worldwide, Inc., (2), (3)	101,543

3,218	Actuate Corporation, (2)	17,152

2,108	Advent Software Inc., (2)	45,744

1,531	American Software, Inc.	12,539

6,111	Aspen Technology Inc.	151,431

522	AVG Technologies NV	5,476

2,948	Blackbaud, Inc.	70,074

2,308	Bottomline Technologies, Inc., (2)	54,007

1,795	Broadsoft Inc., (2), (3)	68,605

2,264	Callidus Software, Inc., (2), (3)	10,505

2,917	CommVault Systems, Inc., (2), (3)	182,225

14,306	Comverse Technology, Inc., (2)	94,277

464	Digimarc Corporation	9,113

1,852	Ebix, Inc., (3)	40,355

1,643	Ellie Mae Incorporated, (2)	41,075

604	Eloqua Inc., (2)	14,091

506	Envivio, Incorporated, (2)	1,088

2,017	EPIQ Systems, Inc.	24,628

259	ePlus, Inc., (2)	9,264

408	Exa Corporation, (2)	5,043

2,294	Fair Isaac Corporation	106,900

2,067	Falconstore Software, Inc., (2)	4,589

3,531	Glu Mobile, Inc., (2), (3)	11,193

934	Guidance Software, Inc., (2)	11,376

1,265	Guidewire Software Incorporated, (2)	38,760

636	Imperva Incorporated, (2), (3)	20,053

507	Infoblox, Incorporated, (2)	8,421

916	Interactive Intelligence Group, (2)	29,046

2,780	JDA Software Group, (2)	106,029

1,057	Jive Software Inc., (2)	11,838

1,786	Kenexa Corporation	82,085

1,312	Manhattan Associates Inc., (2)	78,720

90	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

6,186	Mentor Graphics Corporation, (2)	$96,007

556	Microstrategy Inc., (2)	52,525

2,390	Monotype Imaging Holdings Inc., (2)	36,591

2,400	NetScout Systems, Inc., (2)	59,352

976	OPNET Technologies, Inc., (3)	41,412

7,809	Parametric Technology Corporation, (2)	157,586

1,122	Pegasystems, Inc.	26,333

864	Pervasive Software, Inc., (2)	7,413

4,021	Progress Software Corporation, (2)	79,294

413	Proofpoint, Incorporated, (2), (3)	5,456

1,427	PROS Holdings, Inc., (2)	27,584

422	QAD, Inc., Class A, (2)	5,161

5,575	QLIK Technologies Inc., (2)	102,636

2,341	RealPage Inc., (2), (3)	51,104

705	Rosetta Stone Inc., (2)	8,256

891	Sapiens International Corporation N.V.	3,074

1,866	SeaChange International, Inc., (2)	16,887

1,931	Sourcefire Inc., (2), (3)	82,627

2,213	SS&C Technologies Holdings Inc., (2)	53,178

1,805	Synchronoss Technologies, Inc., (2), (3)	36,984

5,106	Take-Two Interactive Software, Inc., (2)	56,932

1,948	Tangoe Inc., (2)	25,168

1,059	TeleNav Inc., (2)	7,455

8,144	TiVo, Inc., (2)	82,662

1,909	Tyler Technologies Inc., (2)	91,269

1,739	Ultimate Software Group, Inc., (2), (3)	176,265

1,840	Vasco Data Security International, Inc., (2)	13,027

1,424	Verint Systems Inc., (2)	38,832

2,741	VirnetX Holding Corporation, (2), (3)	82,367

2,422	Websense Inc., (2)	32,019
	Total Software	3,054,545
	Specialty Retail – 3.3%

5,307	Aeropostale, Inc., (2)	63,419

550	America’s Car-Mart, Inc., (2)	23,023

3,187	Ann Inc., (2), (3)	112,055

1,876	Asbury Automotive Group, Inc., (2), (3)	59,507

1,865	Barnes & Noble Inc., (3)	31,407

2,448	bebe stores, inc.	9,914

1,413	Big 5 Sporting Goods Corporation	12,618

1,057	Body Central Corporation, (2)	10,559

2,799	Brown Shoe Inc., (3)	44,168

1,812	Buckle Inc., (3)	81,848

3,047	Cabela’s Incorporated, (2)	136,536

2,708	Casual Male Retail Group Inc., (2)	10,453

1,769	Cato Corporation	50,204

Nuveen Investments	91

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Specialty Retail (continued)

1,620	Children’s Place Retail Stores Inc., (2), (3)	$94,657

963	Citi Trends, Inc., (2)	11,826

1,019	Conn’s, Inc., (2), (3)	25,811

872	Destination Maternity Corporation	16,533

5,842	Express Inc., (2)	65,021

3,330	Finish Line, Inc.	69,281

722	Five Below, Incorporated, (2)	23,927

2,272	Francesca’s Holdings Corporation, (2), (3)	67,092

1,599	Genesco Inc., (2)	91,623

1,460	Group 1 Automotive Inc., (3)	90,535

1,207	Haverty Furniture Companies Inc.	18,117

1,083	hhgregg Inc., (2), (3)	6,541

1,760	Hibbett Sporting Goods, Inc., (2), (3)	95,022

2,714	Hot Topic, Inc.	23,340

1,774	Jos. A. Bank Clothiers, Inc., (2), (3)	83,005

1,077	Kirkland’s, Inc., (2)	10,328

1,417	Lithia Motors Inc.	48,461

1,799	Lumber Liquidators Inc., (2), (3)	100,420

1,492	MarineMax Inc., (2)	12,279

719	Mattress Firm Holding Corporation, (2), (3)	23,015

3,307	Men’s Wearhouse Inc., (3)	108,437

2,017	Monro Muffler Brake, Inc., (3)	68,417

1,748	New York & Company Inc., (2)	5,891

18,535	Office Depot, Inc., (2), (3)	45,967

5,656	OfficeMax Inc.	41,572

124	Orchard Supply Hardware Stores Corporation, (2), (3)	1,540

2,868	Penske Auto Group, Inc.	87,761

3,382	Pep Boys – Manny, Moe & Jack	33,786

331	Perfumania Holdings, Inc., (2)	1,883

6,343	Pier 1 Imports, Inc.	129,397

6,493	RadioShack Corporation, (3)	14,544

3,775	Rent-A-Center Inc., (3)	125,821

1,011	rue21, Inc., (2)	30,441

3,750	Select Comfort Corporation, (2)	104,363

932	Shoe Carnival, Inc.	21,790

2,633	Sonic Automotive Inc., (3)	51,080

1,998	Stage Stores Inc.	48,951

1,764	Stein Mart, Inc.	13,865

694	Systemax Inc., (2)	7,592

572	Teavana Holdings Inc., (2)	6,035

600	Tilly’s Inc, Class A Shares, (2)	9,684

1,923	Vitamin Shoppe Inc., (2), (3)	110,073

950	West Marine, Inc., (2)	9,823

5,815	Wet Seal Inc., (2)	16,631

142	Winmark Corporation	7,566

1,431	Zumiez, Inc., (2), (3)	36,219
	Total Specialty Retail	2,761,674

92	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.4%

546	Cherokee Inc.	$7,868

779	Columbia Sportswear Company, (3)	43,936

5,873	Crocs, Inc., (2)	74,000

570	Culp, Inc.	7,205

456	Delta Apparel Inc., (2)	6,904

7,100	Fifth & Pacific Companies Inc., (2)	77,958

1,084	G-III Apparel Group, Limited, (2), (3)	40,065

4,686	Iconix Brand Group, Inc., (2)	86,738

5,362	Jones Apparel Group Inc.	63,325

1,682	K Swiss, Inc.	3,835

1,504	Maidenform Brands Inc., (2)	28,140

1,149	Movado Group Inc.	36,412

914	Oxford Industries Inc.	50,709

783	Perry Ellis International, Inc., (2)	16,161

8,525	Quicksilver Inc., (2)	27,280

572	R.G. Barry Corporation	8,717

2,472	Skechers USA Inc., (2)	41,035

2,564	Steven Madden Limited, (2)	110,047

1,685	True Religion Apparel, Inc.	43,220

1,409	Tumi Holdings Inc., (2)	31,562

918	Unifi Inc., (2)	12,880

1,315	Vera Bradley Inc., (2), (3)	39,200

2,680	Warnaco Group, Inc., (2)	189,154

3,188	Wolverine World Wide Inc., (3)	133,482
	Total Textiles, Apparel & Luxury Goods	1,179,833
	Thrifts & Mortgage Finance – 1.6%

5,587	Astoria Financial Corporation, (3)	56,038

2,955	Bank Mutual Corporation	13,327

1,303	BankFinancial Corporation	10,463

2,137	Beneficial Mutual Bancorp Inc., (2)	20,259

1,612	Berkshire Hills Bancorp, Inc.	37,850

648	BOFL Holdings, Inc., (2)	18,222

4,147	Brookline Bancorp, Inc.	35,167

738	Cape Bancorp Inc.	6,539

399	Charter Financial Corporation	3,898

550	Clifton Savings Bancorp, Inc.	6,083

1,999	Dime Community Bancshares, Inc.	28,986

8,390	Doral Financial Group, (2)	7,970

801	ESB Financial Corporation, (3)	10,805

656	ESSA Bancorp Inc.	6,612

1,458	Everbank Financial Corporation, (3)	22,220

632	Federal Agricultural Mortgage Corporation	17,803

624	First Defiance Financial Corporation	11,045

226	First Federal Bancshares of Arkansas, Inc., (2)	2,271

1,062	First Financial Holdings, Inc.	14,974

Nuveen Investments	93

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

1,046	First Financial Northwest Inc., (2)	$8,263

693	First Pactrust Bancorp, Inc.	8,150

2,016	Flushing Financial Corporation, (3)	31,349

879	Fox Chase Bancorp.	13,677

803	Franklin Financial Corporation, (2)	13,836

567	Heritage Financial Group	7,586

83	Hingham Institution for Savings	5,640

447	Home Bancorp Inc., (2)	8,453

1,024	Home Federal Bancorp, Inc.	11,694

1,894	Home Loan Servicing Solutions Limited, (3)	36,744

284	HomeStreet Inc., (2)	12,718

592	Kaiser Federal Financial Group Inc., (2)	9,135

771	Kearny Financial Corporation	7,286

509	Meridian Interstate Bancorp, Inc., (2)	8,597

12,310	MGIC Investment Corporation, (2)	21,173

273	NASB Financial, Inc.	6,252

1,251	Nationstar Mortgage Holdings, Incorporated, (2), (3)	45,199

987	Northfield Bancorp Inc.	16,029

6,258	Northwest Bancshares Inc.	74,470

858	OceanFirst Financial Corporation	11,961

7,018	Ocwen Financial Corporation, (2), (3)	270,684

2,749	Oritani Financial Corporation	42,005

398	Peoples Federal Bancshares, Inc.	6,786

635	Provident Financial Holdings, Inc.	9,379

3,885	Provident Financial Services Inc., (3)	58,275

2,583	Provident New York Bancorp.	23,583

8,705	Radian Group Inc., (3)	40,826

1,799	Rockville Financial Inc., (2)	23,909

483	Roma Financial Corporation	4,255

691	SI Financial Group, Inc.	7,601

710	Territorial Bancorp Inc.	16,046

394	Tree.com Inc., (2)	5,693

5,975	TrustCo Bank Corporation NY	33,341

932	United Financial Bancorp.	14,325

2,016	ViewPoint Financial Group	41,933

621	Walker & Dunlop Inc., (2)	10,315

478	Waterstone Financial Inc., (2)	2,581

1,623	Westfield Financial Inc.	11,832

497	WSFS Financial Corporation	21,050
	Total Thrifts & Mortgage Finance	1,333,163
	Tobacco – 0.2%

5,708	Alliance One International, Inc., (2)	17,352

9,516	Star Scientific, Inc., (2), (3)	28,833

1,375	Universal Corporation, (3)	68,145

3,414	Vector Group Ltd.	56,194
	Total Tobacco	170,524

94	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.9%

1,752	Aceto Corporation	$17,555

3,836	Aircastle LTD	42,695

2,723	Applied Industrial Technologies Inc., (3)	110,527

3,061	Beacon Roofing Supply Company, (2), (3)	98,993

1,577	Bluelinx Holdings Inc., (2)	3,327

838	CAI International Inc., (2)	18,570

574	DXP Enterprises, Inc., (2)	28,258

978	Edgen Group Incorporated, (2)	7,443

1,875	H&E Equipment Services, Inc., (2)	28,538

1,142	Houston Wire & Cable Company	12,642

1,723	Kaman Corporation	64,096

2,081	Rush Enterprises, Class A, (2)	39,539

709	SeaCube Container Leasing Limited	13,131

1,908	TAL International Group Inc., (3)	65,139

904	Textainer Group Holdings Limited	27,301

1,154	Titan Machinery, Inc., (2), (3)	27,292

1,920	Watsco Inc., (3)	131,232

355	Willis Lease Finance Corporation, (2)	5,048
	Total Trading Companies & Distributors	741,326
	Transportation Infrastructure – 0.0%

1,349	Wesco Aircraft Holdings Inc., (2)	18,009
	Water Utilities – 0.2%

1,182	American States Water Co	52,032

487	Artesian Resources Corporation	11,206

847	Cadiz, Inc., (2), (3)	7,284

2,683	California Water Service Group	49,421

566	Connecticut Water Service, Inc.	17,337

935	Consolidated Water Company, Limited	7,340

1,001	Middlesex Water Company	19,359

905	SJW Corp.	21,937

817	York Water Company	14,191
	Total Water Utilities	200,107
	Wireless Telecommunication Services – 0.1%

1,032	Boingo Wireless, Inc., (2)	7,554

3,697	Leap Wireless International, Inc., (2), (3)	19,742

966	nTelos Holdings Corporation	14,732

1,557	Shenandoah Telecommunications Company	24,476

1,420	USA Mobility Inc.	15,691
	Total Wireless Telecommunication Services	82,195
	Total Common Stocks (cost $63,519,443)	76,561,543

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 0.0%

558	Firsthand Technology Value Fund, Incorporated	$10,011
	Total Exchange-Traded Funds (cost $10,046)	10,011

Nuveen Investments	95

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2012

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

5,063	Allos Threapeutics CVR, (4)					$—

692	Clinical Data, Inc., (4)					—

1493	Gerber Scientific, (4)					—
	Total Common Stock Rights (cost $0)					—

Shares	Description (1)					Value
	WARRANTS – 0.0%

644	Magnum Hunter Resources Corporation Warrants, (4)					$10
	Total Warrants (cost $0)					10

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 30.7%

	Money Market Fund – 30.7%

25,733,390	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (6), (7)					$25,733,390
	Total Investments Purchased with Collateral from Securities Lending (cost $25,733,390)					25,733,390

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (8)	Value
	SHORT-TERM INVESTMENTS – 8.0%

	Money Market Funds – 7.2%

6,055,479	First American Treasury Obligations Fund, Class Z	0.004%	(6)	N/A	N/A	$6,055,479
	U.S. Government and Agency Obligations – 0.8%

$620	U.S. Treasury Bills, (9)	0.000%		2/21/13	N/R	619,774
	Total Short-Term Investments (cost $6,675,267)					6,675,253
	Total Investments (cost $95,938,146) – 130.0%					108,980,207
	Other Assets Less Liabilities – (30.0)% (10)					(25,162,783)
	Net Assets – 100%					$83,817,424

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	81	12/12	$6,612,030	$(253,265)

96	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $24,548,515.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(8)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(9)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(10)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at the end of the reporting period.

N/A	Not applicable.

N/R	Not rated.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of Assets & Liabilities

October 31, 2012

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Investments, at value (cost $402,913,278, $337,874,278, and $70,204,756, respectively)	$746,586,332	$390,687,297	$83,246,817
Investments purchased with collateral from securities lending (at cost, which approximates value)	94,369,055	93,435,950	25,733,390
Cash	230,689	239,527	132,363
Receivables:
Dividends	867,615	164,261	31,674
Due from broker	16,179	32,087	18,363
Investments sold	—	—	32,009
Reclaims	815	—	—
Shares sold	849,737	2,469,299	767,736
Variation margin on futures contracts	—	142,290	35,640
Other assets	9,346	4,153	56
Total assets	842,929,768	487,174,864	109,998,048
Liabilities
Payables:
Collateral from securities lending program	94,369,055	93,435,950	25,733,390
Investments purchased	—	—	210,405
Shares redeemed	3,801,130	1,462,151	118,144
Variation margin on futures contracts	10,870	—	—
Accrued expenses:
Management fees	262,676	92,245	4,926
Directors fees	13,918	6,506	677
12b-1 distribution and service fees	54,901	75,853	15,875
Other	147,483	183,066	97,207
Total liabilities	98,660,033	95,255,771	26,180,624
Net assets	$744,269,735	$391,919,093	$83,817,424
Class A Shares
Net assets	$143,663,503	$104,466,783	$28,639,545
Shares outstanding	6,426,750	7,593,197	2,470,259
Net asset value and offering price per share	$22.35	$13.76	$11.59
Class B Shares
Net assets	$2,611,155	N/A	N/A
Shares outstanding	118,874	N/A	N/A
Net asset value and offering price per share	$21.97	N/A	N/A
Class C Shares
Net assets	$8,094,987	$5,290,443	$1,246,415
Shares outstanding	365,792	398,275	112,459
Net asset value and offering price per share	$22.13	$13.28	$11.08
Class R3 Shares
Net assets	$33,685,317	$113,834,356	$20,198,039
Shares outstanding	1,510,040	8,375,853	1,785,205
Net asset value and offering price per share	$22.31	$13.59	$11.31
Class I Shares
Net assets	$556,214,773	$168,327,511	$33,733,425
Shares outstanding	24,889,416	12,192,645	2,901,317
Net asset value and offering price per share	$22.35	$13.81	$11.63
Net assets consist of:
Capital paid-in	$395,354,440	$324,889,590	$67,303,984
Undistributed (Over-distribution of) net investment income	1,668,887	2,251,442	493,288
Accumulated net realized gain (loss)	3,988,657	12,715,167	3,231,356
Net unrealized appreciation (depreciation)	343,257,751	52,062,894	12,788,796
Net assets	$744,269,735	$391,919,093	$83,817,424
Authorized shares per share class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

98	Nuveen Investments

Statement of Operations

Year Ended October 31, 2012

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income	$16,024,090	$4,673,924	$995,280
Securities lending income, net	246,714	321,429	213,084
Total investment income	16,270,804	4,995,353	1,208,364
Expenses
Management fees	2,062,485	1,160,956	269,776
12b-1 service fees – Class A	333,032	229,762	62,312
12b-1 distribution and service fees – Class B	32,762	N/A	N/A
12b-1 distribution and service fees – Class C	82,583	40,193	12,759
12b-1 distribution and service fees – Class R3	127,510	466,134	83,519
Shareholder servicing agent fees and expenses	753,798	465,502	125,756
Custodian’s fees and expenses	151,222	85,796	142,575
Directors fees and expenses	21,528	10,310	2,408
Professional fees	68,885	28,890	10,804
Shareholder reporting expenses	88,780	86,462	37,424
Federal and state registration fees	66,444	64,516	51,475
Other expenses	66,477	39,092	148,740
Total expenses before expense reimbursement	3,855,506	2,677,613	947,548
Expense reimbursement	(527,292)	(208,407)	(339,342)
Net expenses	3,328,214	2,469,206	608,206
Net investment income (loss)	12,942,590	2,526,147	600,158
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	16,407,263	11,219,823	3,352,368
Futures contracts	4,945,104	4,173,352	1,249,190
Change in net unrealized appreciation (depreciation) of:
Investments	68,394,043	20,950,190	3,790,158
Futures contracts	(1,675,496)	(2,256,395)	(681,440)
Net realized and unrealized gain (loss)	88,070,914	34,086,970	7,710,276
Net increase (decrease) in net assets from operations	$101,013,504	$36,613,117	$8,310,434
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of Changes in Net Assets

	Equity Index		Mid Cap Index		Small Cap Index
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$12,942,590	$13,093,288	$2,526,147	$1,434,382	$600,158	$447,200
Net realized gain (loss) from:
Investments	16,407,263	58,398,975	11,219,823	13,741,841	3,352,368	4,825,288
Redemptions in-kind	—	—	—	12,782,287	—	—
Futures contracts	4,945,104	5,310,055	4,173,352	(64,670)	1,249,190	122,307
Change in net unrealized appreciation (depreciation) of:
Investments	68,394,043	(3,757,384)	20,950,190	(7,925,562)	3,790,158	(1,255,772)
Futures contracts	(1,675,496)	(1,852,673)	(2,256,395)	652,897	(681,440)	142,782
Net increase (decrease) in net assets from operations	101,013,504	71,192,261	36,613,117	20,621,175	8,310,434	4,281,805
Distributions to Shareholders
From net investment income:
Class A	(2,153,086)	(1,489,537)	(147,244)	(255,665)	(58,683)	(79,811)
Class B	(28,382)	(24,352)	N/A	N/A	N/A	N/A
Class C	(71,530)	(40,098)	—	—	—	—
Class R3	(344,372)	(139,184)	—	(147,814)	(3,152)	(21,831)
Class I	(10,616,129)	(9,731,593)	(846,639)	(1,447,609)	(200,814)	(383,837)
From accumulated net realized gains:
Class A	(8,608,834)	(7,600,953)	(2,675,890)	—	—	—
Class B	(285,612)	(448,229)	N/A	N/A	N/A	N/A
Class C	(609,468)	(542,775)	(124,428)	—	—	—
Class R3	(1,132,075)	(993,813)	(2,645,479)	—	—	—
Class I	(42,337,058)	(46,368,020)	(6,112,513)	—	—	—
Decrease in net assets from distributions to shareholders	(66,186,546)	(67,378,554)	(12,552,193)	(1,851,088)	(262,649)	(485,479)
Fund Share Transactions
Proceeds from sale of shares	134,469,795	107,954,328	159,926,037	151,236,153	31,082,624	31,404,088
Proceeds from shares issued to shareholders due to reinvestment of distributions	49,279,398	47,057,562	9,375,784	994,125	162,716	265,209
	183,749,193	155,011,890	169,301,821	152,230,278	31,245,340	31,669,297
Cost of redemptions in-kind	—	—	—	(35,014,943)	—	—
Cost of shares redeemed	(217,214,717)	(313,869,062)	(108,835,689)	(97,192,823)	(28,170,780)	(29,056,893)
Net increase (decrease) in net assets from Fund share transactions	(33,465,524)	(158,857,172)	60,466,132	20,022,512	3,074,560	2,612,404
Net increase (decrease) in net assets	1,361,434	(155,043,465)	84,527,056	38,792,599	11,122,345	6,408,730
Net assets at the beginning of period	742,908,301	897,951,766	307,392,037	268,599,438	72,695,079	66,286,349
Net assets at the end of period	$744,269,735	$742,908,301	$391,919,093	$307,392,037	$83,817,424	$72,695,079
Undistributed (Over-distribution of) net investment income at the end of period	$1,668,887	$2,136,039	$2,251,442	$885,629	$493,288	$255,816
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

100	Nuveen Investments

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Nuveen Investments	101

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2012	$21.44	$.34	$2.48	$2.82	$(.35)	$(1.56)	$(1.91)	$22.35
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
2008	28.67	.42	(10.57)	(10.15)	(.38)	(.53)	(.91)	17.61
Class B (8/94)
2012	21.10	.18	2.43	2.61	(.18)	(1.56)	(1.74)	21.97
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
2008	28.27	.24	(10.42)	(10.18)	(.21)	(.53)	(.74)	17.35
Class C (2/99)
2012	21.24	.17	2.46	2.63	(.18)	(1.56)	(1.74)	22.13
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
2008	28.45	.24	(10.48)	(10.24)	(.22)	(.53)	(.75)	17.46
Class R3 (9/01)
2012	21.40	.28	2.48	2.76	(.29)	(1.56)	(1.85)	22.31
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
2008	28.63	.35	(10.54)	(10.19)	(.33)	(.53)	(.86)	17.58
Class I (2/94)
2012	21.43	.39	2.49	2.88	(.40)	(1.56)	(1.96)	22.35
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86
2008	28.66	.48	(10.56)	(10.08)	(.44)	(.53)	(.97)	17.61

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.51%	$143,664	.69%	1.49%	.62%	1.56%	1%
7.41	119,172	.70	1.29	.62	1.37	2
15.94	119,761	.79	1.23	.61	1.41	4
9.51	115,213	.79	1.86	.62	2.03	10
(36.35)	114,654	.78	1.58	.62	1.74	4

13.69	2,611	1.44	.76	1.37	.84	1
6.60	4,227	1.45	.55	1.37	.63	2
15.07	7,351	1.54	.49	1.36	.67	4
8.69	9,822	1.54	1.16	1.37	1.33	10
(36.82)	12,856	1.53	.83	1.37	.99	4

13.70	8,095	1.44	.75	1.37	.82	1
6.61	8,261	1.45	.55	1.37	.62	2
15.05	8,651	1.54	.48	1.36	.66	4
8.69	8,661	1.54	1.14	1.37	1.31	10
(36.83)	9,784	1.53	.83	1.37	.99	4

14.26	33,685	.94	1.22	.87	1.28	1
7.15	14,218	.95	1.06	.87	1.13	2
15.63	12,979	1.04	.97	.86	1.15	4
9.27	10,915	1.04	1.56	.87	1.73	10
(36.51)	9,463	1.03	1.33	.87	1.49	4

14.85	556,215	.44	1.75	.37	1.82	1
7.68	597,030	.45	1.55	.37	1.63	2
16.18	749,210	.54	1.48	.36	1.66	4
9.78	827,145	.54	2.14	.37	2.31	10
(36.18)	954,582	.53	1.83	.37	1.99	4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (11/99)
2012	$12.87	$.09	$1.31	$1.40	$(.03)	$(.48)	$(.51)	$13.76
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
2008	15.69	.13	(5.30)	(5.17)	(.10)	(1.59)	(1.69)	8.83
Class C (9/01)
2012	12.51	(.01)	1.26	1.25	—	(.48)	(.48)	13.28
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
2008	15.41	.04	(5.19)	(5.15)	(.03)	(1.59)	(1.62)	8.64
Class R3 (11/00)
2012	12.73	.06	1.28	1.34	—	(.48)	(.48)	13.59
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
2008	15.60	.10	(5.27)	(5.17)	(.08)	(1.59)	(1.67)	8.76
Class I (11/99)
2012	12.92	.12	1.32	1.44	(.07)	(.48)	(.55)	13.81
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55
2008	15.70	.17	(5.31)	(5.14)	(.13)	(1.59)	(1.72)	8.84

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.48%	$104,467	.80%	.61%	.74%	.67%	7%
8.07	68,856	.79	.32	.75	.36	23
26.79	36,499	.86	.70	.74	.82	8
17.53	22,766	.92	.98	.75	1.15	18
(36.46)	11,374	.84	.94	.74	1.04	15

10.60	5,290	1.55	(.13)	1.49	(.07)	7
7.20	3,302	1.53	(.42)	1.50	(.39)	23
25.86	3,100	1.61	(.05)	1.49	.07	8
16.68	2,766	1.67	.31	1.50	.48	18
(36.91)	3,101	1.58	.20	1.48	.30	15

11.14	113,834	1.05	.36	.99	.42	7
7.83	65,060	1.04	.07	1.00	.11	23
26.48	26,458	1.11	.44	.99	.56	8
17.29	12,212	1.17	.72	1.00	.89	18
(36.66)	8,157	1.10	.70	1.00	.80	15

11.80	168,328	.55	.87	.49	.93	7
8.23	170,174	.53	.59	.50	.63	23
27.13	202,542	.61	.95	.49	1.07	8
17.92	163,432	.67	1.30	.50	1.47	18
(36.31)	177,038	.59	1.19	.49	1.29	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/98)
2012	$10.43	$.08	$1.11	$1.19	$(.03)	$—	$(.03)	$11.59
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
2008	15.37	.13	(4.88)	(4.75)	(.10)	(1.61)	(1.71)	8.91
Class C (9/01)
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
2008	15.02	.04	(4.76)	(4.72)	(.03)	(1.61)	(1.64)	8.66
Class R3 (12/98)
2012	10.18	.05	1.08	1.13	—	—	—	11.31
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
2008	15.16	.10	(4.81)	(4.71)	(.08)	(1.61)	(1.69)	8.76
Class I (12/98)
2012	10.46	.11	1.12	1.23	(.06)	—	(.06)	11.63
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91
2008	15.37	.16	(4.88)	(4.72)	(.12)	(1.61)	(1.73)	8.92

106	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.44%	$28,640	1.27%	.28%	.83%	.72%	20%
6.03	19,406	1.17	.15	.83	.50	14
25.91	12,667	1.49	(.15)	.79	.55	12
6.34	8,591	1.66	.03	.82	.87	22
(34.15)	6,043	1.31	.60	.82	1.09	19

10.58	1,246	2.00	(.46)	1.58	(.03)	20
5.25	1,330	1.90	(.58)	1.58	(.26)	14
24.93	1,645	2.24	(.90)	1.54	(.20)	12
5.60	1,380	2.41	(.67)	1.57	.17	22
(34.67)	1,531	2.06	(.15)	1.57	.34	19

11.13	20,198	1.52	.02	1.08	.47	20
5.79	11,824	1.44	(.12)	1.08	.24	14
25.55	4,795	1.74	(.40)	1.04	.30	12
6.08	2,512	1.91	(.29)	1.07	.55	22
(34.33)	1,121	1.57	.38	1.08	.87	19

11.79	33,733	1.00	.55	.58	.97	20
6.33	40,135	.90	.42	.58	.75	14
26.22	47,179	1.24	.10	.54	.80	12
6.50	43,179	1.41	.35	.57	1.19	22
(33.95)	54,932	1.06	.84	.57	1.33	19
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	107

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index (Russell 2000 Index).

Under normal market conditions, each Fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security

108	Nuveen Investments

dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Mid Cap Index and Small Cap Index receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Flexible Sales Charge Program

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value per share with no up-front sales charge. Equity Index will issue Class B shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

Nuveen Investments	109

Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2012, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Index futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average number of futures contracts outstanding*	86	270	68
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

110	Nuveen Investments

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$34,236	$47,689	$32,164

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$731,257,686	$—	$—	$731,257,686
Warrants	111,704	—	—	111,704
Investments Purchased with Collateral from Securities Lending	94,369,055	—	—	94,369,055
Short-Term Investments:
Money Market Funds	11,818,183	—	—	11,818,183
U.S. Government & Agency Obligations	—	3,398,759	—	3,398,759
Derivatives:
Futures Contracts**	(415,303)	—	—	(415,303)
Total	$837,141,325	$3,398,759	$—	$840,540,084

Mid Cap Index	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$363,463,741	$—	$—	$363,463,741
Investments Purchased with Collateral from Securities Lending	93,435,950	—	—	93,435,950
Short-Term Investments:
Money Market Funds	24,874,414	—	—	24,874,414
U.S. Government & Agency Obligations	—	2,349,142	—	2,349,142
Derivatives:
Futures Contracts**	(750,125)	—	—	(750,125)
Total	$481,023,980	$2,349,142	$—	$483,373,122
*	Refer to the Fund’s Portfolio of Investments for industry classifications and Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	111

Notes to Financial Statements (continued)

Small Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$76,546,179	$15,364	$—	***	$76,561,543
Exchange-Traded Funds	10,011	—	—		10,011
Rights	—	—	—	***	—	***
Warrants	—	—	10		10
Investments Purchased with Collateral from Securities Lending	25,733,390	—	—		25,733,390
Short-Term Investments:
Money Market Funds	6,055,479	—	—		6,055,479
U.S. Government & Agency Obligations	—	619,774	—		619,774
Derivatives:
Futures Contracts**	(253,265)	—	—		(253,265)
Total	$108,091,794	$635,138	$10		$108,726,942
*	Refer to the Fund’s Portfolio of Investments for industry classifications and Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Level 3 securities have a market value of zero. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts*	$(415,303)
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

112	Nuveen Investments

Mid Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts*	$(750,125)

Small Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts*	$(253,265)
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$4,945,104	$4,173,352	$1,249,190

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$(1,675,496)	$(2,256,395)	$(681,440)

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,565,578	$32,573,077	816,626	$17,730,870
Class B	1,923	40,697	174	3,737
Class C	32,367	681,241	37,219	806,830
Class R3	1,686,774	34,626,244	874,238	18,843,033
Class I	3,126,028	66,548,536	3,253,969	70,569,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	534,372	10,534,883	411,949	8,776,775
Class B	16,221	310,099	22,005	460,694
Class C	31,469	607,252	24,980	526,634
Class R3	74,656	1,476,448	53,292	1,132,220
Class I	1,846,960	36,350,716	1,697,028	36,161,240
	8,916,348	183,749,193	7,191,480	155,011,891
Shares redeemed:
Class A	(1,231,749)	(25,949,515)	(1,238,649)	(27,109,684)
Class B	(99,634)	(2,107,732)	(168,827)	(3,677,889)
Class C	(86,922)	(1,829,888)	(79,043)	(1,706,016)
Class R3	(915,878)	(18,254,601)	(867,703)	(18,863,985)
Class I	(7,940,588)	(169,072,981)	(11,941,637)	(262,511,489)
	(10,274,771)	(217,214,717)	(14,295,859)	(313,869,063)
Net increase (decrease)	(1,358,423)	$(33,465,524)	(7,104,379)	$(158,857,172)

Nuveen Investments	113

Notes to Financial Statements (continued)

	Mid Cap Index
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,786,260	$61,327,454	3,592,756	$47,969,185
Class C	184,279	2,337,668	77,394	1,029,313
Class R3	4,393,557	56,768,086	4,088,313	53,833,459
Class I	2,969,633	39,492,829	3,630,449	48,404,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	232,338	2,749,626	18,543	243,472
Class C	9,633	110,394	—	—
Class R3	226,691	2,645,480	11,361	147,814
Class I	324,664	3,870,284	45,808	602,840
	13,127,055	169,301,821	11,464,624	152,230,280
Shares redeemed:
Class A	(2,775,392)	(35,406,321)	(1,306,952)	(17,153,207)
Class C	(59,605)	(772,002)	(79,166)	(1,002,954)
Class R3	(1,356,907)	(17,055,217)	(1,217,533)	(16,165,349)
Class I	(4,269,222)	(55,602,149)	(4,679,157)	(62,871,313)
Class I – In-kind	—	—	(2,670,858)	(35,014,943)
	(8,461,126)	(108,835,689)	(9,953,666)	(132,207,766)
Net increase (decrease)	4,665,929	$60,466,132	1,510,958	$20,022,514

	Small Cap Index
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,247,414	$13,644,265	1,149,404	$12,460,157
Class C	12,089	129,838	24,621	265,641
Class R3	1,082,989	11,770,605	1,009,181	10,725,448
Class I	494,689	5,537,916	736,712	7,952,841
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,536	58,018	7,019	77,632
Class C	—	—	—	—
Class R3	308	3,152	2,020	21,831
Class I	9,689	101,546	14,973	165,746
	2,852,714	31,245,340	2,943,930	31,669,296
Shares redeemed:
Class A	(643,542)	(7,181,134)	(576,592)	(6,078,774)
Class C	(32,384)	(351,107)	(64,662)	(661,129)
Class R3	(460,033)	(4,983,290)	(345,704)	(3,647,858)
Class I	(1,440,057)	(15,655,249)	(1,673,238)	(18,669,132)
	(2,576,016)	(28,170,780)	(2,660,196)	(29,056,893)
Net increase (decrease)	276,698	$3,074,560	283,734	$2,612,403

Class B Shares that converted to Class A Shares (reflected as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended October 31, 2012 and the fiscal year October 31, 2011, were as follows:

Fund	Year Ended 10/31/12	Year Ended 10/31/11
Equity Index	119,955	115,186

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the fiscal year ended October 31, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$10,607,126	$85,684,344	$16,829,739
Sales	55,374,596	24,001,959	12,926,922

114	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$511,588,774	$432,680,524	$96,265,450
Gross unrealized:
Appreciation	$384,241,312	$79,993,249	$22,447,687
Depreciation	(54,874,699)	(28,550,526)	(9,732,930)
Net unrealized appreciation (depreciation) of investments	$329,366,613	$51,442,723	$12,714,757

Permanent differences, primarily due to tax equalization, distribution reclass and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year-end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$1,851,845	$515,690	$49,523
Undistributed (Over-distribution of) net investment income	(196,243)	(166,451)	(100,037)
Accumulated net realized gain (loss)	(1,655,602)	(349,239)	50,514

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income*	$3,112,246	$3,844,283	$523,884
Undistributed net long-term capital gains	16,461,320	11,757,407	3,283,290
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$14,462,592	$1,386,875	$262,649
Distributions from net long-term capital gains	51,723,954	11,165,318	—

2011	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$14,500,272	$1,851,088	$485,479
Distributions from net long-term capital gains	52,878,282	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

During the Funds’ tax year ended October 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

Small Cap Index
Utilized capital loss carryforwards	$621,911

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Nuveen Investments	115

Notes to Financial Statements (continued)

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875	.1375	.1375
For the next $250 million	.0750	.1250	.1250
For the next $500 million	.0625	.1125	.1125
For the next $1 billion	.0500	.1000	.1000
For net assets over $2 billion	.0250	.0750	.0750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Equity Index	.1998%
Mid Cap Index	.1878
Small Cap Index	.1936

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

116	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, after waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	.62%	.75%	.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares	.87	1.00	1.08
Class I Shares	.37	.50	.58
Expiration date	February 28, 2013	February 28, 2013	February 28, 2013

N/A – Mid Cap Index and Small Cap Index do not offer Class B Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their net asset value per share with no up-front sales charge. During the fiscal year ended October 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$4,913	$5,595	$1,223

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$37,670	$7,536	$4,025

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2012, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$2,679	$608	$—

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	117

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

118	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Nuveen Investments	119

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

120	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	121

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

122	Nuveen Investments

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Nuveen Mid Cap Index Fund and the Nuveen Equity Index Fund (the “Equity Index Fund”) had each demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods, while the Nuveen Small Cap Index Fund had satisfactory performance compared to its peers, performing in the third quartile over various periods.

Nuveen Investments	123

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Equity Index Fund had a net expense ratio higher than its peer average, but a net management fee in line with its peer average, while each of the other Funds had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

124	Nuveen Investments

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Nuveen Investments	125

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

126	Nuveen Investments

Notes

Nuveen Investments	127

Notes

128	Nuveen Investments

Notes

Nuveen Investments	129

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

130	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Equity Index	100%	100%
Nuveen Mid Cap Index	100%	100%
Nuveen Small Cap Index	100%	100%

Long Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012:

Fund	Long Term Capital Gain Dividend
Nuveen Equity Index Fund	$53,316,650
Nuveen Mid Cap Index Fund	11,653,500

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	131

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FIDX-1012D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Dividend Value Fund	FFEIX	FAEBX	FFECX	FEISX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	FSCCX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Effective February 29, 2012, the Nuveen Equity Income Fund’s name changed to the Nuveen Dividend Value Fund. There have been no changes in the Fund’s investment objectives or policies. Cori Johnson, CFA, Gerald Bren, CFA, and Derek Sadowsky are the portfolio managers for the Fund. Cori, who has 31 years of investment experience, assumed portfolio management responsibilities in 1996. Gerald, with 40 years of investment experience, has been a manager on this Fund since 1994. During the Fund’s fiscal year, Gerald announced that he will retire from Nuveen Asset Management on December 31, 2012. Derek, who has 14 years of investment experience, became a co-manager on the Nuveen Dividend Value Fund management team in February of 2012. In addition, the Board of Directors and shareholders of the Nuveen Large Cap Value Fund approved the reorganization of that Fund into the Nuveen Dividend Value Fund, which became effective after the close of business on October 12, 2012.

Effective April 10, 2012, Karen Bowie, CFA, and David Chalupnik, CFA, were named co-portfolio managers of the Nuveen Mid Cap Value Fund. Karen and David each have 28 years of investment experience. There have been no changes in the Nuveen Mid Cap Value Fund’s investment objectives or policies.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2012.

What factors affected the U.S. economy and the equity market environments during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment rate from 7.9% in October 2012

Nuveen Investments	5

was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of a turnaround as existing home sales and residential construction indicators improved and home prices rose modestly. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the average home price rose 3.0% for the twelve months ended September 2012 (the most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% set in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability. However, the outlook for the U.S. economy remained clouded by uncertainty regarding the impending “fiscal cliff”, the combination of tax increases and spending cuts scheduled to take effect beginning in January 2013, and the potential impact on the economy.

Domestic and international equity markets were buffeted by concerns about the tepid U.S. economic recovery, the seemingly unending European debt crisis and a broader slowdown in global growth, particularly in China. In addition to the bold monetary policy moves made by the Fed, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro. The ECB unveiled the Outright Monetary Transactions plan, a conditional yet unlimited bond purchase program designed to ensure that financing is available to European governments who are willing to agree to certain fiscal and structural measures.

As these combined actions helped reduce fears, U.S. and overseas equity markets surprised many investors by rallying steadily later in the period. Broad U.S. stock market indexes approached their all-time highs, posting strong double-digit returns for the period as a whole. Large-cap U.S. stocks led the market with a 15.21% one-year return as measured by the S&P 500® Index, reaching a level not seen since May of 2008. Domestic small- and mid-cap stocks also produced strong returns of 12.08% and 12.15% during the fiscal year period, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. Across all market cap segments, the best-performing areas of the U.S. equity market during the year included the health care, financial and consumer discretionary sectors. Energy was the biggest laggard across the board, while technology stocks also underperformed, particularly in the smaller capitalization ranges. Meanwhile, the steps

6	Nuveen Investments

taken in Europe to reduce financial risk helped overseas markets recover some of their losses from the summer months. Developed markets fared better than emerging markets, posting a 12-month return of 5.15% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 2.63% return, as measured by the MSCI Emerging Markets Index.

Nuveen Dividend Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell 1000® Value Index and S&P 500® Index during the twelve-month period. Effective February 29, 2012, the Fund’s primary benchmark, the S&P 500® Index, was changed to the Russell 1000® Value Index to better reflect the Fund’s value-oriented approach and focus on dividend paying companies. There have been no changes in the way the Fund is managed.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between core and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund’s performance was enhanced by stock selection in information technology and consumer staples and an underweight in utilities. In technology, Seagate Technology, a maker of hard disk drives, benefited from increased industry consolidation and supply outages at a competitor due to flooding in Thailand. We anticipate industry dynamics to remain positive as only two major competitors remain, down from five just two years ago, which could drive valuations higher. MasterCard, Inc. continued to perform well as demand for paperless transactions continued to grow, leading to strong earnings growth. We expect this favorable trend to continue as 85% of the world still conducts transactions via cash. The Fund also benefited from not owning companies with direct exposure to the personal computer market, such as Dell Inc. and Hewlett-Packard Co., which continued to

Nuveen Investments	7

see a secular decline as tablets and ultrabooks increased their market share. In consumer staples, the Fund’s results were positively impacted by our holding in Kimberly-Clark Corporation, a household products company. Kimberly-Clark benefited from demand for diapers in the emerging markets and incontinence products in the aging developed markets. Fund performance also benefited from our position in Philip Morris International, the global tobacco company, which continued to benefit from emerging market demand for tobacco products. Finally, the Fund’s underweight position in utilities added to performance as these companies have been expensive as compared to historical metrics and lagged the overall market’s performance.

The Fund underperformed the Russell 1000® Value Index and S&P 500® Index over this period primarily due to unfavorable security selection in the telecommunications, industrial, health care and material sectors. In telecommunications, the Fund’s position in wireline cable provider Windstream Corporation was particularly weak. The company reported continued revenue and earnings declines as it lost market share to wireless competitors and investors grew concerned that long-term cash generation would not be supportive of its dividend. However, we continued to own Windstream as we believed that reduced capital requirements in 2013 would allow the company to maintain adequate liquidity. In industrial, the Fund’s holdings in Emerson Electric Company and United Technologies Corporation contributed negatively to performance. Emerson, an electrical equipment manufacturer, was hindered by slowing growth in emerging markets and a lack of developed market growth due to the economic crisis in Europe. We continue to own Emerson as we believe long-term growth prospects in emerging markets are still in place and European weakness is likely near the bottom. United Technologies, an aerospace and defense company, was negatively impacted by several factors: slowing construction in China which affected its Otis elevator business; a slowdown in aerospace parts demand, especially from Europe; and the overhang from leverage incurred in the Goodrich acquisition. We also continued to hold onto United Technologies as we believe the Goodrich acquisition will result in significant synergies and more stable earnings going forward, resulting in a higher valuation. Health care performance was negatively impacted by our stock selection in pharmaceutical companies as the Fund did not hold a large enough position in Merck & Company, Inc., which benefited from a strong pipeline and its new management’s focus on unlocking shareholder value. In addition, health maintenance organization Humana Inc. fell short of expectations. The company faced medical cost increases as more people are getting back to work and using health care services. We sold the Fund’s position in Humana during the fiscal year. Finally in materials, the Fund’s positions in Potash Corporation of Saskatchewan and E.I. DuPont de Nemours and Company were detrimental to relative results. Potash, a global fertilizer company, was negatively impacted by lackluster demand for fertilizer products globally, which pressured pricing. Also across the materials sector, the higher beta chemical companies outperformed the more diversified firms during the fiscal year. This trend negatively impacted DuPont as its more diversified portfolio did not provide the same type of leverage, leading the company to underperform the sector. Although we sold the Fund’s position in Potash, we continued to own DuPont as we view its shares as attractively valued given the growth potential of its agricultural seed and chemical businesses. In addition, we believe the pending sale of the company’s performance coatings business could improve future operating margins.

8	Nuveen Investments

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell Midcap® Value Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market that demonstrated improving fundamentals and that exhibited a near-term catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sold a holding if the stock price reached its target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

The Fund fell short of the Russell benchmark and Lipper average returns primarily due to stock selection in the technology and health care sectors. However, elsewhere in the portfolio, we did experience several bright spots in terms of sector weights and stock selection. The best-performing area in the Fund was utilities, both in terms of stock selection and an underweight position, as utilities underperformed the broad benchmark during the fiscal year period. The Fund benefited from strong performance by American Water Works Company, one of only two public water utilities in the U.S. with a presence in more than 30 states and two Canadian provinces. As water became a more valuable asset, the company experienced strong earnings growth for a utility as it grew and made operations more efficient through acquisitions. We eventually sold American Water Works because it hit our price target during the period. Also, NV Energy Inc., a Nevada-based electric utility, performed well for the Fund. NV Energy beat earnings expectations as it benefited from strong cash generation and limited near-term regulatory risk. Another electric utility outperformer was restructuring story Edison International, which had been under pressure for some time due to its ownership of several older coal-fired power plants subject to onerous EPA regulations. During the period, Edison filed bankruptcy for the assets, effectively removing these money-losing operations from its balance sheet. Edison is left with a pure regulated utility, which was the catalyst for its strong stock advance. Performance was also aided by our security selection in the housing-related area of the consumer discretionary sector. Two of the Fund’s standouts included appliance

Nuveen Investments	9

manufacturer Whirlpool Corporation and home builder D.R. Horton, Inc. Both companies benefited as a number of positive housing indicators were released as the period progressed. We continue to own Whirlpool and D.R. Horton.

Technology was the Fund’s worst-performing sector as several hardware and software holdings turned in negative relative results. On the hardware side, telecommunications equipment provider Polycom Inc. saw its share price fall after the company did not meet earnings expectations. Investors began to fear the company was losing market share to various other competitors that offer less expensive options. In terms of software, shares of electronics payment provider VeriFone Holdings Inc. underperformed after its revenue growth in the summer quarter did not hit expectations. The company is experiencing increased competition from mobile payment providers, which is negatively impacting growth expectations. While mobile payments are a small piece of the electronics payment industry, they are becoming more visible and growing. We sold the Fund’s positions in both Polycom and VeriFone during the period. The health care sector also detracted from relative results as the Fund’s holdings in health maintenance organizations (HMOs) and specialty pharmaceuticals did not meet expectations. In particular, HMO Humana underperformed because of medical cost increases as more people are getting back to work and using health care services. We sold the Fund’s position in Humana during the fiscal year. Also, some of the Fund’s specialty pharmaceutical holdings such as Warner Chilcott and Endo Pharmaceuticals Holdings Inc. declined during the period due to the lack of catalysts. Although both Warner and Endo still generate a significant amount of cash, they have older drugs with low visibility to their pipelines. We had anticipated that both firms would be acquired by competitors during the period. Although Warner hired an investment banker, the company found no buyers and instead instituted a significant share buyback. Therefore we sold the Fund’s position, but continued to hold the Endo position. Detractors outweighed contributors in the financial sector. The Fund experienced strong performance from its holdings in capital markets and diversified financial names, which were aided by good core operating results. However, our underweight position in the strongly performing sector, along with a few select laggards, caused the Fund to underperform. More specifically, our underexposure to the insurance sector was detrimental as well as exposure to Unum Group, a diversified insurance firm. Low interest rates and concerns regarding product sales detracted from Unum’s performance. In addition, large regional bank Comerica Incorporated faced continued credit pressures and concerns regarding the timing of recovery for its key Michigan and California markets.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell 2000® Value Index during the twelve-month period.

10	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

The overall market backdrop for the small-cap asset class was favorable during the reporting period. The strongest performing segments of the market included those areas with the greatest exposure to the strengthening domestic economy. The Fund outperformed its Lipper peers due to strong stock selection in the health care, construction & engineering, consumer discretionary, and financial sectors. In health care, the Fund was rewarded for its position in ICU Medical, Inc. a medical technology firm focused on products used in vascular systems. The company continued to exceed performance expectations as a result of new product launches with solid operational execution. We eliminated the Fund’s position in ICU Medical in September 2012 as its stock price exceeded our target while lacking any near-term catalysts to warrant continued ownership. The Fund also benefited from ownership of Hanger Orthopedic Group Inc., the leading orthopedic and prosthetic service provider. After facing difficulties in 2011, the company exceeded operating milestones this year through solid execution in conjunction with accretive acquisition metrics. In the construction & engineering sector, Fund results were aided by Emcor Group Inc., a specialty construction and facility services company with 90% domestic market exposure. The firm demonstrated positive operating leverage in a moderately improving commercial construction environment, highlighting the earnings power potential of its business model that came in above market expectations. In consumer discretionary, leading distributor of brand name beauty products to salon professionals Sally Beauty Holdings Inc. continued to deliver strong revenue and profit results through the successful growth of its platform across diverse customers and geographies. We eliminated the Fund’s position in Sally Beauty as the stock achieved our valuation and catalyst milestones. Group 1 Automotive Inc., a leading U.S. auto dealership owner with current expansion into the United Kingdom, is another consumer discretionary holding that performed well. The company continued to benefit from the improvement in domestic light vehicle sales while increasing its large exposure to Toyota Motor and luxury brands. In the financial sector, Heartland Financial USA Inc., a regional bank with primary market exposure in Middle America, outperformed during the fiscal period. The company benefited from better-than-expected credit and operating metrics throughout the year as well as the further catalysts of improving funding costs. Heartland Financial also continued to grow both its small business and mortgage portfolios and remains one of the Fund’s top five common stock holdings.

Nuveen Investments	11

Stock selection within the technology and energy sectors were the primary drags on the Fund’s performance. In the technology sector, a global provider of radio frequency components RF Micro Devices was negatively impacted by a slowdown of phone sales in China. Based on our concerns regarding the company’s positioning in an increasingly competitive market, we eliminated this position from the Fund. International Rectifier Corporation was also detrimental to the Fund’s performance during the period. This power management semiconductor manufacturer, which serves a broad array of end markets and applications, was also negatively impacted by China’s economic slowdown in its industrial and appliance end markets. We continued to hold International Rectifier as the company has taken steps to reduce its manufacturing footprint and improve working capital management due to the prolonged downturn in the semiconductor environment. In the energy segment, Fund performance was hindered by Midstates Petroleum Company Incorporated, a producer of oil and natural gas with operations primarily located in central Louisiana and Oklahoma. The company, which went public in March 2012, was weighed down by lower-than-expected growth as a newly minted public company combined with a large post-IPO acquisition. We continued to own this attractively valued investment based on our confidence in the management team’s ability to demonstrate improved and more consistent operating performance going forward. Swift Energy Company, an oil and natural gas producer based primarily in Texas and Louisiana, did not perform as hoped for the Fund. The company had difficulty achieving production milestones from its oil properties after reducing spending on natural gas projects in response to an oversupplied natural gas market. Due to the lack of a positive catalyst, we eliminated Swift Energy from the Fund.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Dividend Value Fund

Equity investments such as those held by the Fund, are subject to market risk and derivatives risk; dividends are not guaranteed. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, the Fund invests in debt or fixed income securities that are subject to credit risk and interest rate risk. Below investment grade or high yield debt securities are subject to heightened credit risk, liquidity risk and potential for default.

Nuveen Mid Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Nuveen Small Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in small-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	14.31%	1.58%	7.66%
Class A Shares at maximum Offering Price	7.71%	0.39%	7.02%
Russell 1000® Value Index*	16.89%	-1.00%	7.34%
S&P 500® Index*	15.21%	0.36%	6.91%
S&P 500® Dividend Only Stocks Index*	15.22%	0.02%	6.48%
Lipper Equity Income Funds Classification Average*	13.18%	0.65%	7.58%

Class B Shares w/o CDSC	13.51%	0.83%	6.86%
Class B Shares w/CDSC	8.51%	0.66%	6.86%
Class C Shares	13.29%	0.79%	6.83%
Class R3 Shares	14.13%	1.32%	7.42%
Class I Shares	14.65%	1.85%	7.93%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	27.55%	1.98%	8.37%
Class A Shares at maximum Offering Price	20.19%	0.78%	7.74%
Class B Shares w/o CDSC	26.58%	1.22%	7.56%
Class B Shares w/CDSC	21.58%	1.04%	7.56%
Class C Shares	26.51%	1.22%	7.55%
Class R3 Shares	27.20%	1.70%	8.13%
Class I Shares	27.84%	2.24%	8.64%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.14%
Class B Shares	1.89%
Class C Shares	1.89%
Class R3 Shares	1.39%
Class I Shares	0.89%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.03%	-1.41%	8.05%
Class A Shares at maximum Offering Price	0.88%	-2.57%	7.41%
Russell Midcap® Value Index*	14.99%	1.68%	10.63%
Lipper Mid-Cap Value Funds Classification Average*	12.60%	0.76%	9.06%

Class B Shares w/o CDSC	6.19%	-2.14%	7.25%
Class B Shares w/CDSC	1.19%	-2.32%	7.25%
Class C Shares	6.19%	-2.15%	7.24%
Class R3 Shares	6.70%	-1.66%	7.83%
Class I Shares	7.23%	-1.18%	8.31%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	22.87%	-0.80%	8.59%
Class A Shares at maximum Offering Price	15.81%	-1.97%	7.95%
Class B Shares w/o CDSC	21.92%	-1.54%	7.79%
Class B Shares w/CDSC	16.92%	-1.72%	7.79%
Class C Shares	21.98%	-1.54%	7.78%
Class R3 Shares	22.54%	-1.05%	8.37%
Class I Shares	23.12%	-0.57%	8.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.77%	1.49%	9.18%
Class A Shares at maximum Offering Price	5.34%	0.30%	8.54%
Russell 2000® Value Index*	14.47%	0.87%	9.38%
Lipper Small-Cap Value Funds Classification Average*	11.69%	1.57%	9.83%

Class C Shares	10.98%	0.74%	8.37%
Class R3 Shares	11.52%	1.25%	8.97%
Class I Shares	12.02%	1.73%	9.44%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	33.54%	2.28%	9.34%
Class A Shares at maximum Offering Price	25.83%	1.07%	8.69%
Class C Shares	32.74%	1.54%	8.53%
Class R3 Shares	33.26%	2.04%	9.13%
Class I Shares	33.97%	2.53%	9.60%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.54%
Class C Shares	2.29%
Class R3 Shares	1.79%
Class I Shares	1.29%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Dividend Value Fund

Fund Allocation[1]
Common Stocks	98.7%
Short-Term Investments	1.3%
Other[2,3]	(0.0)%

Nuveen Mid Cap Value Fund

Fund Allocation[1]
Common Stocks	99.6%
Short-Term Investments	0.7%
Other[2]	(0.3)%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	13.3%
Pharmaceuticals	10.2%
Diversified Financial Services	6.4%
Diversified Telecommunication Services	5.4%
Commercial Banks	4.3%
Hotels, Restaurants & Leisure	4.1%
Chemicals	3.9%
Insurance	3.7%
Real Estate Investment Trust	3.5%
Food Products	3.4%
Industrial Conglomerates	3.1%
Semiconductors & Equipment	2.8%
Electric Utilities	2.7%
Aerospace & Defense	2.6%
Tobacco	2.6%
Specialty Retail	2.5%
Consumer Finance	2.4%
Machinery	2.3%
Short-Term Investments	1.3%
Other[4]	19.5%

Portfolio Composition[1]
Commercial Banks	8.4%
Real Estate Investment Trust	7.3%
Machinery	7.2%
Oil, Gas & Consumable Fuels	6.2%
Consumer Finance	4.9%
Insurance	4.1%
Specialty Retail	4.1%
Electric Utilities	4.0%
Household Durables	3.8%
Media	3.4%
Chemicals	3.3%
Capital Markets	3.3%
Semiconductors & Equipment	2.9%
Health Care Equipment & Supplies	2.8%
Independent Power Producers & Energy Traders	2.6%
Communications Equipment	2.5%
Energy Equipment & Services	2.4%
Hotels, Restaurants & Leisure	2.4%
Leisure Equipment & Products	2.1%
Software	2.0%
Short-Term Investments	0.7%
Other[5]	19.6%

Top Five Common Stock Holdings[1]
Pfizer Inc.	3.1%
Chevron Corporation	3.0%
Verizon Communications Inc.	3.0%
Exxon Mobil Corporation	2.6%
Citigroup Inc.	2.5%

Top Five Common Stock Holdings[1]
SLM Corporation	2.8%
Eaton Corporation	2.1%
NV Energy Inc.	2.1%
Invesco LTD	2.1%
Discover Financial Services	2.1%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Rounds to less than (0.1)%.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.3% of net assets.

5	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.0% of net assets.

22	Nuveen Investments

Nuveen Small Cap Value Fund

Fund Allocation[1]
Common Stocks	98.4%
Short-Term Investments	1.4%
Other[2]	0.2%

Portfolio Composition[1]
Commercial Banks	10.8%
Real Estate Investment Trust	6.8%
Insurance	6.1%
Oil, Gas & Consumable Fuels	4.3%
Specialty Retail	4.3%
Construction & Engineering	4.0%
Thrifts & Mortgage Finance	3.9%
Machinery	3.9%
Capital Markets	3.5%
Health Care Providers & Services	3.5%
Semiconductors & Equipment	3.1%
Commercial Services & Supplies	3.0%
Chemicals	2.9%
Electronic Equipment & Instruments	2.9%
Auto Components	2.8%
Energy Equipment & Services	2.8%
Electric Utilities	2.1%
Aerospace & Defense	2.1%
Gas Utilities	2.1%
Communications Equipment	2.0%
Internet Software & Services	1.9%
Short-Term Investments	1.4%
Other[3]	19.8%

Top Five Common Stock Holdings[1]
CNO Financial Group Inc.	2.1%
Triumph Group Inc.	2.1%
Heartland Financial USA, Inc.	2.1%
Texas Capital BancShares, Inc.	1.9%
Emcor Group Inc.	1.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.9% of net assets.

Nuveen Investments	23

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,015.50	$1,012.60	$1,009.80	$1,014.30	$1,017.40	$1,019.36	$1,015.63	$1,015.58	$1,018.10	$1,020.61
Expenses Incurred During Period	$5.83	$9.56	$9.60	$7.09	$4.56	$5.84	$9.58	$9.63	$7.10	$4.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.89%, 1.90%, 1.40% and ..90% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$972.30	$968.40	$968.70	$971.00	$973.40	$1,018.75	$1,014.98	$1,014.98	$1,017.50	$1,020.01
Expenses Incurred During Period	$6.30	$9.99	$10.00	$7.53	$5.06	$6.44	$10.23	$10.23	$7.71	$5.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 2.02%, 1.52% and 1.02% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$990.60	$987.50	$989.60	$991.60	$1,017.80	$1,014.03	$1,016.54	$1,019.05
Expenses Incurred During Period	$7.31	$11.04	$8.55	$6.06	$7.41	$11.19	$8.67	$6.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.71% and 1.21% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Nuveen Investments

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on October 5, 2012; at this meeting the shareholders were asked to approve an Agreement and Plan of Reorganization.

Large Cap Value Fund
To approve an Agreement and Plan of Reorganization
For	5,275,857
Against	60,641
Abstain	33,116
Total	5,369,614

Nuveen Investments	25

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund (formerly Nuveen Equity Income Fund), Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, and the change in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 28, 2012

26	Nuveen Investments

Portfolio of Investments

Nuveen Dividend Value Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 98.7%

	Aerospace & Defense – 2.6%

147,485	Boeing Company	$10,388,843

140,826	General Dynamics Corporation	9,587,434

217,450	United Technologies Corporation	16,995,892
	Total Aerospace & Defense	36,972,169
	Air Freight & Logistics – 0.8%

149,718	United Parcel Service, Inc., Class B	10,966,844
	Capital Markets – 1.7%

518,900	State Street Corporation	23,127,373
	Chemicals – 3.9%

452,697	Dow Chemical Company, (2)	13,264,022

278,463	E.I. Du Pont de Nemours and Company, (2)	12,397,173

144,042	PPG Industries, Inc.	16,864,437

113,432	Praxair, Inc.	12,047,613
	Total Chemicals	54,573,245
	Commercial Banks – 4.3%

289,882	BankUnited Inc.	6,873,102

221,188	Community Bank System Inc.	6,102,577

960,721	Fifth Third Bancorp.	13,959,276

136,572	PNC Financial Services Group, Inc.	7,947,125

545,218	SunTrust Banks, Inc., (2)	14,829,930

266,410	Wintrust Financial Corporation, (2)	9,843,850
	Total Commercial Banks	59,555,860
	Communications Equipment – 1.0%

232,768	QUALCOMM, Inc.	13,634,386
	Computers & Peripherals – 0.9%

439,468	Seagate Technology	12,006,266
	Consumer Finance – 2.4%

377,241	Capital One Financial Corporation	22,698,591

608,679	SLM Corporation	10,700,577
	Total Consumer Finance	33,399,168
	Diversified Financial Services – 6.4%

3,675,084	Bank of America Corporation	34,251,783

935,638	Citigroup Inc.	34,983,505

481,255	JPMorgan Chase & Co.	20,058,708
	Total Diversified Financial Services	89,293,996
	Diversified Telecommunication Services – 5.4%

507,435	CenturyLink Inc., (2)	19,475,355

931,867	Verizon Communications Inc.	41,598,543

1,556,538	Windstream Corporation, (2)	14,849,373
	Total Diversified Telecommunication Services	75,923,271
	Electric Utilities – 2.7%

192,679	Pinnacle West Capital Corporation	10,206,207

468,556	PPL Corporation, (2)	13,859,886

457,748	Westar Energy Inc.	13,595,116
	Total Electric Utilities	37,661,209

Nuveen Investments	27

Portfolio of Investments

Nuveen Dividend Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Electrical Equipment – 0.8%

229,849	Emerson Electric Company	$11,131,587
	Electronic Equipment & Instruments – 0.8%

524,490	Molex Inc.	11,245,066
	Energy Equipment & Services – 1.7%

386,068	Exterran Partners, L.P, (2)	8,678,809

221,871	Schlumberger Limited	15,426,691
	Total Energy Equipment & Services	24,105,500
	Food Products – 3.4%

298,327	ConAgra Foods, Inc.	8,305,424

157,178	Kraft Foods Inc.	7,148,455

523,163	Mondelez International Inc.	13,884,746

505,741	Unilever PLC, ADR	18,555,637
	Total Food Products	47,894,262
	Health Care Equipment & Supplies – 1.1%

289,896	Covidien PLC	15,929,785
	Health Care Providers & Services – 1.3%

319,246	UnitedHealth Group Incorporated	17,877,776
	Hotels, Restaurants & Leisure – 4.1%

506,073	Carnival Corporation, ADR, (2)	19,170,045

139,680	McDonald’s Corporation	12,124,224

279,270	Starbucks Corporation	12,818,493

193,104	YUM! Brands, Inc.	13,538,521
	Total Hotels, Restaurants & Leisure	57,651,283
	Household Durables – 1.2%

175,742	Whirlpool Corporation	17,166,479
	Household Products – 1.1%

180,479	Kimberly-Clark Corporation	15,060,973
	Industrial Conglomerates – 3.1%

134,867	3M Co.	11,814,349

1,504,021	General Electric Company	31,674,682
	Total Industrial Conglomerates	43,489,031
	Insurance – 3.7%

421,320	AFLAC Incorporated	20,973,310

797,934	Old Republic International Corporation, (2)	7,883,588

412,340	Prudential Financial, Inc.	23,523,997
	Total Insurance	52,380,895
	IT Services – 1.0%

14,983	MasterCard, Inc.	6,906,114

51,498	Visa Inc.	7,145,862
	Total IT Services	14,051,976
	Leisure Equipment & Products – 1.0%

395,491	Hasbro, Inc.	14,233,721
	Machinery – 2.3%

358,137	Eaton Corporation, (2)	16,911,229

309,114	Ingersoll Rand Company Limited, Class A	14,537,631
	Total Machinery	31,448,860

28	Nuveen Investments

Shares	Description (1)	Value
	Media – 1.5%

861,949	Cinemark Holdings Inc., (2)	$21,281,521
	Metals & Mining – 1.0%

546,893	Allegheny Technologies, Inc.	14,410,631
	Multi-Utilities – 1.1%

573,627	CenterPoint Energy, Inc.	12,430,497

120,714	CMS Energy Corporation	2,935,764
	Total Multi-Utilities	15,366,261
	Oil, Gas & Consumable Fuels – 13.3%

337,981	Anadarko Petroleum Corporation	23,256,473

384,994	Chevron Corporation	42,430,189

164,220	ConocoPhillips	9,500,127

174,605	Devon Energy Corporation	10,163,757

409,022	Enbridge Energy Partners LP, (2)	12,270,660

406,302	Exxon Mobil Corporation	37,042,553

380,674	Marathon Oil Corporation	11,443,060

202,068	Occidental Petroleum Corporation	15,955,289

82,110	Phillips 66	3,872,308

292,570	Royal Dutch Shell PLC, Class A	20,035,194
	Total Oil, Gas & Consumable Fuels	185,969,610
	Pharmaceuticals – 10.2%

347,979	Abbott Laboratories	22,799,584

398,531	Bristol-Myers Squibb Company	13,251,156

352,643	GlaxoSmithKline PLC	15,833,671

289,625	Johnson & Johnson, (2)	20,511,243

569,429	Merck & Company Inc.	25,983,045

1,751,657	Pfizer Inc.	43,563,710
	Total Pharmaceuticals	141,942,409
	Real Estate Investment Trust – 3.5%

550,646	Annaly Capital Management Inc., (2)	8,887,426

181,297	Liberty Property Trust	6,367,151

113,910	Mid-America Apartment Communities	7,371,116

229,519	National Retail Properties, Inc.	7,271,162

754,017	Redwood Trust Inc., (2)	11,755,125

103,454	Ventas Inc., (2)	6,545,535
	Total Real Estate Investment Trust	48,197,515
	Semiconductors & Equipment – 2.8%

919,654	Intel Corporation	19,887,518

505,758	Maxim Integrated Products, Inc.	13,920,989

207,493	Texas Instruments Incorporated	5,828,478
	Total Semiconductors & Equipment	39,636,985
	Software – 1.2%

589,664	Microsoft Corporation	16,826,062
	Specialty Retail – 2.5%

906,460	Best Buy Co., Inc., (2)	13,787,257

340,621	Home Depot, Inc., (2)	20,907,317
	Total Specialty Retail	34,694,574

Nuveen Investments	29

Portfolio of Investments

Nuveen Dividend Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Tobacco – 2.6%

409,621	Altria Group, Inc.	$13,025,947

269,624	Philip Morris International	23,877,900
	Total Tobacco	36,903,847
	Wireless Telecommunication Services – 0.3%

147,823	Vodafone Group PLC, Sponsored ADR, (2)	4,023,741
	Total Common Stocks (cost $1,064,947,304)	1,380,034,137

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 13.0%

182,078,171	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (3), (4)	$182,078,171
	Total Investments Purchased with Collateral from Securities Lending (cost $182,078,171)	182,078,171

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.3%

18,052,273	First American Treasury Obligations Fund, Class Z, 0.004%, (3)	$18,052,273
	Total Short-Term Investments (cost $18,052,273)	18,052,273
	Total Investments (cost $1,265,077,748) – 113.0%	1,580,164,581
	Other Assets Less Liabilities – (13.0)%	(182,103,606)
	Net Assets – 100%	$1,398,060,975

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $176,150,012.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments

Nuveen Mid Cap Value Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 99.6%

	Auto Components – 1.1%

132,258	Dana Holding Corporation, (2)	$1,740,515
	Capital Markets – 3.3%

34,048	Ameriprise Financial, Inc.	1,987,382

136,450	Invesco LTD	3,318,464
	Total Capital Markets	5,305,846
	Chemicals – 3.3%

13,498	CF Industries Holdings, Inc.	2,769,655

37,427	Cytec Industries, Inc.	2,575,726
	Total Chemicals	5,345,381
	Commercial Banks – 8.4%

117,334	East West Bancorp Inc.	2,498,041

207,542	Fifth Third Bancorp.	3,015,585

115,729	SunTrust Banks, Inc., (2)	3,147,829

113,298	Webster Financial Corporation	2,492,556

65,705	Wintrust Financial Corporation, (2)	2,427,800
	Total Commercial Banks	13,581,811
	Commercial Services & Supplies – 1.1%

68,680	Tetra Tech, Inc., (2), (3)	1,781,559
	Communications Equipment – 2.5%

42,930	Motorola Solutions Inc.	2,218,622

53,536	Plantronics Inc., (2)	1,736,708
	Total Communications Equipment	3,955,330
	Computers & Peripherals – 1.6%

85,107	Diebold Inc.	2,531,933
	Consumer Finance – 4.9%

80,715	Discover Financial Services	3,309,315

259,231	SLM Corporation	4,557,281
	Total Consumer Finance	7,866,596
	Containers & Packaging – 1.9%

41,833	Rock-Tenn Company	3,061,757
	Diversified Consumer Services – 1.2%

42,768	Coinstar Inc., (2), (3)	2,007,530
	Electric Utilities – 4.0%

67,391	Edison International	3,163,334

175,322	NV Energy Inc.	3,332,871
	Total Electric Utilities	6,496,205
	Electrical Equipment – 1.5%

83,541	General Cable Corporation, (3)	2,383,425
	Energy Equipment & Services – 2.4%

34,661	Cooper Cameron Corporation, (3)	1,755,233

28,969	Oil States International Inc., (3)	2,117,634
	Total Energy Equipment & Services	3,872,867
	Food Products – 1.8%

169,100	Tyson Foods, Inc., Class A	2,842,571

Nuveen Investments	31

Portfolio of Investments

Nuveen Mid Cap Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 2.8%

88,887	CareFusion Corporation, (3)	$2,360,839

56,676	Saint Jude Medical Inc.	2,168,424
	Total Health Care Equipment & Supplies	4,529,263
	Hotels, Restaurants & Leisure – 2.4%

144,223	International Game Technology	1,851,823

188,540	MGM Resorts International Inc., (3)	1,943,847
	Total Hotels, Restaurants & Leisure	3,795,670
	Household Durables – 3.8%

93,966	D.R. Horton, Inc.	1,969,527

34,338	Jarden Corporation	1,710,032

25,052	Whirlpool Corporation	2,447,079
	Total Household Durables	6,126,638
	Independent Power Producers & Energy Traders – 2.6%

129,246	Calpine Corporation, (3)	2,274,730

87,297	NRG Energy Inc., (2)	1,882,123
	Total Independent Power Producers & Energy Traders	4,156,853
	Insurance – 4.1%

269,961	CNO Financial Group Inc., (2)	2,586,226

50,291	Marsh & McLennan Companies, Inc.	1,711,403

112,388	Unum Group	2,279,229
	Total Insurance	6,576,858
	Leisure Equipment & Products – 2.1%

70,096	Brunswick Corporation, (2)	1,653,565

48,163	Hasbro, Inc., (2)	1,733,386
	Total Leisure Equipment & Products	3,386,951
	Life Sciences Tools & Services – 1.2%

54,094	Agilent Technologies, Inc., (2)	1,946,843
	Machinery – 7.2%

62,459	Crane Company	2,622,029

35,790	Dover Corporation	2,083,694

72,525	Eaton Corporation, (2)	3,424,631

47,058	Ingersoll Rand Company Limited, Class A	2,213,138

19,404	SPX Corporation	1,330,920
	Total Machinery	11,674,412
	Media – 3.4%

72,360	Cinemark Holdings Inc., (2)	1,786,568

145,823	Interpublic Group Companies, Inc.	1,472,812

19,492	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (3)	2,176,672
	Total Media	5,436,052
	Metals & Mining – 1.3%

77,470	Allegheny Technologies, Inc.	2,041,335
	Multiline Retail – 1.1%

48,424	Macy’s, Inc.	1,843,502
	Multi-Utilities – 1.1%

74,371	CMS Energy Corporation	1,808,703

32	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 6.2%

63,729	Bill Barrett Corporation, (2), (3)	$1,460,031

46,048	Cobalt International Energy, Inc., (3)	958,259

15,188	Concho Resources Inc., (3)	1,307,991

15,827	Noble Energy, Inc.	1,503,723

22,081	Pioneer Natural Resources Company, (2)	2,332,858

67,505	Plains Exploration & Production Company, (3)	2,407,228
	Total Oil, Gas & Consumable Fuels	9,970,090
	Personal Products – 1.2%

39,632	Nu Skin Enterprises, Inc., Class A, (2)	1,875,783
	Pharmaceuticals – 1.7%

47,020	Endo Pharmaceuticals Holdings Inc., (3)	1,347,593

63,475	Impax Laboratories Inc., (2), (3)	1,348,844
	Total Pharmaceuticals	2,696,437
	Professional Services – 0.9%

110,868	TrueBlue Inc., (3)	1,446,827
	Real Estate Investment Trust – 7.3%

140,918	Developers Diversified Realty Corporation, (2)	2,164,500

164,099	Host Hotels & Resorts Inc., (2)	2,372,872

106,532	Kimco Realty Corporation, (2)	2,079,505

60,487	Mack-Cali Realty Corporation	1,572,057

205,539	MFA Mortgage Investments, Inc.	1,679,254

25,294	SL Green Realty Corporation, (2)	1,904,638
	Total Real Estate Investment Trust	11,772,826
	Road & Rail – 1.2%

204,141	Swift Transportation Company, (3)	1,990,375
	Semiconductors & Equipment – 2.9%

80,999	Maxim Integrated Products, Inc.	2,229,497

95,077	Semtech Corporation, (2), (3)	2,374,073
	Total Semiconductors & Equipment	4,603,570
	Software – 2.0%

40,586	BMC Software, Inc., (3)	1,651,850

47,376	Synopsys Inc., (3)	1,525,507
	Total Software	3,177,357
	Specialty Retail – 4.1%

92,695	Best Buy Co., Inc., (2)	1,409,890

61,150	Foot Locker, Inc.	2,048,525

269,978	Staples, Inc., (2)	3,108,797
	Total Specialty Retail	6,567,212
	Total Common Stocks (cost $154,930,883)	160,196,883

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 28.2%

45,404,778	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$45,404,778
	Total Investments Purchased with Collateral from Securities Lending (cost $45,404,778)	45,404,778

Nuveen Investments	33

Portfolio of Investments

Nuveen Mid Cap Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.7%

1,122,625	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$1,122,625
	Total Short-Term Investments (cost $1,122,625)	1,122,625
	Total Investments (cost $201,458,286) – 128.5%	206,724,286
	Other Assets Less Liabilities – (28.5)%	(45,816,468)
	Net Assets – 100%	$160,907,818

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $43,874,279.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Value Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 98.4%

	Aerospace & Defense – 2.1%

24,828	Triumph Group Inc.	$1,624,248
	Air Freight & Logistics – 1.3%

18,441	Atlas Air Worldwide Holdings Inc., (2), (3)	1,014,071
	Auto Components – 2.8%

60,411	Cooper Tire & Rubber, (2)	1,216,073

75,684	Dana Holding Corporation, (2)	996,001
	Total Auto Components	2,212,074
	Capital Markets – 3.5%

93,121	JMP Group Inc.	515,890

64,101	Manning & Napier Inc., (2)	833,954

56,483	New Mountain Finance Corporation	846,680

47,429	Pennantpark Investment Corporation	521,719
	Total Capital Markets	2,718,243
	Chemicals – 2.9%

28,300	Kraton Performance Polymers Inc., (3)	617,506

17,222	Minerals Technologies Inc., (2)	1,234,129

9,454	Rockwood Holdings Inc.	433,939
	Total Chemicals	2,285,574
	Commercial Banks – 10.8%

28,452	Community Bank System Inc.	784,991

59,014	East West Bancorp Inc.	1,256,408

55,596	Heartland Financial USA, Inc., (2)	1,595,605

49,651	Renasant Corporation, (2)	914,075

16,904	SVB Financial Group, (3)	956,597

31,672	Texas Capital BancShares, Inc., (2), (3)	1,503,470

62,852	Webster Financial Corporation	1,382,744
	Total Commercial Banks	8,393,890
	Commercial Services & Supplies – 3.0%

110,000	Acco Brands Corporation, (3)	796,400

35,000	Ennis Inc.	535,500

31,892	G&K Services, Inc.	1,028,517
	Total Commercial Services & Supplies	2,360,417
	Communications Equipment – 2.0%

25,000	ADTRAN, Inc., (2)	422,250

69,259	Infinera Corporation, (2), (3)	340,754

24,950	Plantronics Inc., (2)	809,378
	Total Communications Equipment	1,572,382
	Computers & Peripherals – 1.1%

68,000	Cray, Inc., (3)	827,560
	Construction & Engineering – 4.0%

45,143	Emcor Group Inc.	1,451,799

46,000	MasTec Inc., (2), (3)	1,037,760

28,967	MYR Group Inc., (3)	613,521
	Total Construction & Engineering	3,103,080

Nuveen Investments	35

Portfolio of Investments

Nuveen Small Cap Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Containers & Packaging – 0.5%

10,893	Packaging Corp. of America	$384,196
	Diversified Financial Services – 1.1%

40,499	PHH Corporation, (3)	842,784
	Electric Utilities – 2.1%

24,923	El Paso Electric Company	847,133

22,351	UIL Holdings Corporation, (2)	808,436
	Total Electric Utilities	1,655,569
	Electrical Equipment – 1.4%

37,876	General Cable Corporation, (3)	1,080,602
	Electronic Equipment & Instruments – 2.9%

9,315	Rogers Corporation, (3)	367,104

34,686	SYNNEX Corporation, (2), (3)	1,123,480

84,261	TTM Technologies, Inc., (2), (3)	758,349
	Total Electronic Equipment & Instruments	2,248,933
	Energy Equipment & Services – 2.8%

51,896	Basic Energy Services, Inc., (2)	539,199

73,755	Matrix Service Company, (3)	773,690

55,150	Patterson-UTI Energy, Inc., (2)	892,327
	Total Energy Equipment & Services	2,205,216
	Food & Staples Retailing – 1.2%

66,059	Spartan Stores, Inc., (2)	948,607
	Gas Utilities – 2.1%

21,891	Atmos Energy Corporation	787,419

19,066	Southwest Gas Corporation	828,799
	Total Gas Utilities	1,616,218
	Health Care Equipment & Supplies – 1.0%

27,367	Conmed Corporation	756,971
	Health Care Providers & Services – 3.5%

61,897	Bioscrip, Inc., (3)	570,071

33,784	Hanger Orthopedic Group Inc., (3)	856,424

18,280	Medax Inc., (3)	1,260,954
	Total Health Care Providers & Services	2,687,449
	Hotels, Restaurants & Leisure – 1.1%

21,824	Dominos Pizza Inc., (2)	886,491
	Household Durables – 1.6%

74,770	La Z Boy Inc.	1,212,769
	Insurance – 6.1%

16,849	Alterra Capital Holdings Limited	411,621

173,957	CNO Financial Group Inc., (2)	1,666,508

63,086	Horace Mann Educators Corporation	1,211,882

77,598	National Financial Partners Corp., (2), (3)	1,423,923
	Total Insurance	4,713,934
	Internet Software & Services – 1.9%

56,000	Dice Holdings Inc., (2), (3)	494,480

87,790	Perficient, Inc., (3)	998,172
	Total Internet Software & Services	1,492,652

36	Nuveen Investments

Shares	Description (1)	Value
	IT Services – 0.8%

12,842	CACI International Inc., (2), (3)	$647,622
	Machinery – 3.9%

32,230	Actuant Corporation, (2)	910,175

61,176	Altra Industrial Motion, Inc., (2)	1,102,392

40,000	TriMas Corporation, (3)	1,003,200
	Total Machinery	3,015,767
	Media – 1.5%

154,997	Belo Corp.	1,159,378
	Metals & Mining – 0.6%

16,446	Schnitzer Steel Industries, Inc., (2)	468,875
	Oil, Gas & Consumable Fuels – 4.3%

27,171	Bill Barrett Corporation, (2), (3)	622,488

31,931	Delek US Holdings Inc.	822,223

76,120	Midstates Petroleum Company Incorporated, (3)	469,660

40,381	Rex Energy Inc., (2), (3)	534,644

39,091	Stone Energy Corporation, (3)	922,157
	Total Oil, Gas & Consumable Fuels	3,371,172
	Paper & Forest Products – 1.1%

31,067	Buckeye Technologies Inc.	813,955
	Personal Products – 1.0%

44,265	Inter Parfums, Inc.	808,279
	Pharmaceuticals – 0.7%

26,776	Impax Laboratories Inc., (2), (3)	568,990
	Professional Services – 1.0%

57,937	TrueBlue Inc., (3)	756,078
	Real Estate Investment Trust – 6.8%

75,518	Associated Estates Realty Corp.	1,132,015

105,381	Brandywine Realty Trust, (2)	1,222,420

73,104	CubeSmart, (2)	959,124

132,729	DiamondRock Hospitality Company, (2)	1,125,542

99,473	MFA Mortgage Investments, Inc.	812,694
	Total Real Estate Investment Trust	5,251,795
	Road & Rail – 0.8%

34,413	Celadon Group, Inc.	588,462
	Semiconductors & Equipment – 3.1%

167,710	Integrated Device Technology, Inc., (2), (3)	912,342

44,435	International Rectifier Corporation, (2), (3)	688,298

34,226	MKS Instruments Inc., (2)	808,760
	Total Semiconductors & Equipment	2,409,400
	Specialty Retail – 4.3%

40,000	Finish Line, Inc.	832,200

19,000	Group 1 Automotive Inc., (2)	1,178,190

21,372	Mens Wearhouse Inc.	700,788

62,121	West Marine, Inc., (2), (3)	642,331
	Total Specialty Retail	3,353,509

Nuveen Investments	37

Portfolio of Investments

Nuveen Small Cap Value Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.7%

27,500	Perry Ellis International, Inc., (3)	$567,601
	Thrifts & Mortgage Finance – 3.9%

73,225	Everbank Financial Corporation, (2)	1,115,950

71,004	Flushing Financial Corporation, (2)	1,104,113

18,925	WSFS Financial Corporation	801,569
	Total Thrifts & Mortgage Finance	3,021,632
	Wireless Telecommunication Services – 1.1%

55,283	NTELOS Holdings Corporation	843,067
	Total Common Stocks (cost $69,288,100)	76,489,512

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 34.3%

26,608,251	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$26,608,251
	Total Investments Purchased with Collateral from Securities Lending (cost $26,608,251)	26,608,251

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.4%

1,064,268	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$1,064,268
	Total Short-Term Investments (cost $1,064,268)	1,064,268
	Total Investments (cost $96,960,619) – 134.1%	104,162,031
	Other Assets Less Liabilities – (34.1)%	(26,490,202)
	Net Assets – 100%	$77,671,829

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $25,732,099.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Assets & Liabilities

October 31, 2012

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Investments, at value (cost $1,082,999,577, $156,053,508 and $70,352,368, respectively)	$1,398,086,410	$161,319,508	$77,553,780
Investments purchased with collateral from securities lending (at cost, which approximates value)	182,078,171	45,404,778	26,608,251
Cash	—	32,354	14,768
Receivables:
Dividends	1,772,896	69,426	26,099
Due from broker	37,430	6,756	3,681
Investments sold	—	—	380,543
Shares sold	2,388,499	147,816	55,450
Other assets	13,970	2,732	31
Total assets	1,584,377,376	206,983,370	104,642,603
Liabilities
Cash overdraft	417,304	—	—
Payables:
Collateral from securities lending program	182,078,171	45,404,778	26,608,251
Investments purchased	—	—	130,324
Shares redeemed	2,269,684	465,808	107,091
Accrued expenses:
Directors fees	22,615	3,753	653
Management fees	900,447	72,844	74,029
12b-1 distribution and service fees	94,170	20,268	9,163
Other	534,010	108,101	41,263
Total liabilities	186,316,401	46,075,552	26,970,774
Net assets	$1,398,060,975	$160,907,818	$77,671,829
Class A Shares
Net assets	$273,317,195	$35,632,952	$32,207,982
Shares outstanding	18,716,491	1,534,885	2,549,804
Net asset value per share	$14.60	$23.22	$12.63
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.49	$24.64	$13.40
Class B Shares
Net assets	$1,524,961	$1,568,499	N/A
Shares outstanding	105,422	71,992	N/A
Net asset value and offering price per share	$14.47	$21.79	N/A
Class C Shares
Net assets	$29,234,394	$7,854,558	$1,366,517
Shares outstanding	2,026,966	352,450	124,037
Net asset value and offering price per share	$14.42	$22.29	$11.02
Class R3 Shares
Net assets	$21,649,117	$9,575,534	$2,653,118
Shares outstanding	1,485,051	414,861	214,155
Net asset value and offering price per share	$14.58	$23.08	$12.39
Class I Shares
Net assets	$1,072,335,308	$106,276,275	$41,444,212
Shares outstanding	72,858,562	4,562,892	3,174,350
Net asset value and offering price per share	$14.72	$23.29	$13.06
Net assets consist of:
Capital paid-in	$1,079,160,291	$210,022,917	$102,060,297
Undistributed (Over-distribution of) net investment income	(39,460)	1,691,252	362,724
Accumulated net realized gain (loss)	3,853,311	(56,072,351)	(31,952,604)
Net unrealized appreciation (depreciation)	315,086,833	5,266,000	7,201,412
Net assets	$1,398,060,975	$160,907,818	$77,671,829
Authorized shares per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A –	Small Cap Value does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Operations

Year Ended October 31, 2012

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $283,929, $517 and $ –, respectively)	$37,010,204	$3,953,551	$1,500,954
Securities lending income, net	310,793	84,028	63,541
Total investment income	37,320,997	4,037,579	1,564,495
Expenses
Management fees	9,085,008	1,754,941	756,864
12b-1 service fees – Class A	518,426	104,179	81,707
12b-1 distribution and service fees – Class B	21,229	17,998	N/A
12b-1 distribution and service fees – Class C	239,263	85,681	14,717
12b-1 distribution and service fees – Class R3	81,368	61,265	12,320
Shareholders servicing agent fees and expenses	1,080,455	488,306	239,191
Custodian’s fees and expenses	190,814	43,911	25,704
Directors fees and expenses	33,769	5,745	2,572
Professional fees	85,268	22,309	11,908
Shareholder reporting expenses	131,053	45,118	27,652
Federal and state registration fees	94,327	59,229	53,269
Reorganization expense	77,000	—	—
Other expenses	38,428	15,537	9,383
Total expenses before expense reimbursement	11,676,408	2,704,219	1,235,287
Expense reimbursement	—	(426,012)	(108,555)
Net expenses	11,676,408	2,278,207	1,126,732
Net investment income (loss)	25,644,589	1,759,372	437,763
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	40,955,240	9,505,619	8,773,503
Change in net unrealized appreciation (depreciation) of investments	87,692,871	3,105,284	524,575
Net realized and unrealized gain (loss)	128,648,111	12,610,903	9,298,078
Net increase (decrease) in net assets from operations	$154,292,700	$14,370,275	$9,735,841

N/A –	Small Cap Value does not offer Class B Shares.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Changes in Net Assets

	Dividend Value
	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$25,644,589	$22,403,547
Net realized gain (loss) from:
Investments	40,955,240	5,603,569
Redemptions in-kind	—	—
Change in net unrealized appreciation (depreciation) of investments	87,692,871	38,786,442
Net increase (decrease) in net assets from operations	154,292,700	66,793,558
Distributions to Shareholders
From net investment income:
Class A	(4,532,612)	(3,311,206)
Class B	(33,355)	(30,068)
Class C	(350,680)	(155,136)
Class R3	(321,277)	(74,593)
Class I	(23,257,909)	(19,550,217)
Decrease in net assets from distributions to shareholders	(28,495,833)	(23,121,220)
Fund Share Transactions
Fund reorganization	137,390,211	—
Proceeds from sale of shares	329,723,796	441,406,794
Proceeds from shares issued to shareholders due to reinvestment of distributions	13,538,292	9,484,764
	480,652,299	450,891,558
Cost of shares redeemed	(280,917,888)	(249,150,489)
Cost of redemptions in-kind	—	—
Net increase (decrease) in net assets from Fund share transactions	199,734,411	201,741,069
Net increase (decrease) in net assets	325,531,278	245,413,407
Net assets at the beginning of period	1,072,529,697	827,116,290
Net assets at the end of period	$1,398,060,975	$1,072,529,697
Undistributed (Over-distribution of) net investment income at the end of period	$(39,460)	$1,991,288

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (continued)

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$1,759,372	$1,667,039	$437,763	$(290,831)
Net realized gain (loss) from:
Investments	9,505,619	42,262,542	8,773,503	10,390,805
Redemptions in-kind	—	51,352,202	—	27,495,098
Change in net unrealized appreciation (depreciation) of investments	3,105,284	(76,035,365)	524,575	(17,603,366)
Net increase (decrease) in net assets from operations	14,370,275	19,246,418	9,735,841	19,991,706
Distributions to Shareholders
From net investment income:
Class A	(268,737)	(804,678)	—	—
Class B	—	(9,710)	N/A	N/A
Class C	—	(46,605)	—	—
Class R3	(47,224)	(141,534)	—	—
Class I	(1,688,085)	(2,981,023)	—	—
Decrease in net assets from distributions to shareholders	(2,004,046)	(3,983,550)	—	—
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	22,235,804	38,984,469	16,610,022	19,212,422
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,045,228	2,082,155	—	—
	23,281,032	41,066,624	16,610,022	19,212,422
Cost of shares redeemed	(104,822,100)	(145,839,650)	(32,827,602)	(44,281,152)
Cost of redemptions in-kind	—	(261,914,439)	—	(127,930,138)
Net increase (decrease) in net assets from Fund share transactions	(81,541,068)	(366,687,465)	(16,217,580)	(152,998,868)
Net increase (decrease) in net assets	(69,174,839)	(351,424,597)	(6,481,739)	(133,007,162)
Net assets at the beginning of period	230,082,657	581,507,254	84,153,568	217,160,730
Net assets at the end of period	$160,907,818	$230,082,657	$77,671,829	$84,153,568
Undistributed (Over-distribution of) net investment income at the end of period	$1,691,252	$1,501,306	$362,724	$(10,957)

N/A –	Small Cap Value does not offer Class B Shares.

See accompanying notes to financial statements.

42	Nuveen Investments

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Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

DIVIDEND VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2012	$13.05	$.27	$1.59	$1.86	$(.31)	$—	$(.31)	$14.60
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
2008	16.43	.33	(5.28)	(4.95)	(.29)	(1.10)	(1.39)	10.09
Class B (8/94)
2012	12.93	.18	1.57	1.75	(.21)	—	(.21)	14.47
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
2008	16.23	.22	(5.19)	(4.97)	(.20)	(1.10)	(1.30)	9.96
Class C (2/99)
2012	12.92	.17	1.54	1.71	(.21)	—	(.21)	14.42
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
2008	16.26	.22	(5.20)	(4.98)	(.20)	(1.10)	(1.30)	9.98
Class R3 (9/01)
2012	13.03	.24	1.59	1.83	(.28)	—	(.28)	14.58
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
2008	16.41	.29	(5.26)	(4.97)	(.26)	(1.10)	(1.36)	10.08
Class I (8/94)
2012	13.16	.31	1.60	1.91	(.35)	—	(.35)	14.72
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85
2008	16.55	.36	(5.30)	(4.94)	(.33)	(1.10)	(1.43)	10.18

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.31%	$273,317	1.16%	1.95%	1.16%	1.95%	24%
7.28	176,954	1.14	2.05	1.14	2.05	33
18.46	125,226	1.19	2.87	1.17	2.89	29
10.32	100,059	1.19	3.00	1.19	3.00	48
(32.51)	100,824	1.17	2.45	1.17	2.45	32

13.51	1,525	1.91	1.33	1.91	1.33	24
6.45	3,016	1.89	1.32	1.89	1.32	33
17.59	5,039	1.94	2.05	1.92	2.07	29
9.41	7,237	1.94	2.28	1.94	2.28	48
(32.95)	9,113	1.92	1.69	1.92	1.69	32

13.29	29,234	1.91	1.21	1.91	1.21	24
6.42	18,714	1.89	1.31	1.89	1.31	33
17.60	11,107	1.94	2.20	1.92	2.22	29
9.41	4,921	1.94	2.23	1.94	2.23	48
(32.95)	4,625	1.92	1.69	1.92	1.69	32

14.13	21,649	1.41	1.70	1.41	1.70	24
6.93	12,092	1.41	1.75	1.41	1.75	33
18.16	1,204	1.41	2.48	1.39	2.50	29
9.92	122	1.45	2.94	1.45	2.94	48
(32.64)	535	1.42	2.20	1.42	2.20	32

14.65	1,072,335	.91	2.23	.91	2.23	24
7.56	861,754	.89	2.30	.89	2.31	33
18.78	684,540	.94	3.12	.92	3.10	29
10.51	570,690	.94	3.25	.94	3.25	48
(32.29)	574,162	.92	2.70	.92	2.70	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2012	$21.83	$.18	$1.35	$1.53	$(.14)	$—	$(.14)	$23.22
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
2008	27.83	.21	(9.92)	(9.71)	(.16)	(1.83)	(1.99)	16.13
Class B (8/94)
2012	20.52	.01	1.26	1.27	—	—	—	21.79
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
2008	26.48	.03	(9.39)	(9.36)	(.07)	(1.83)	(1.90)	15.22
Class C (2/99)
2012	20.99	.01	1.29	1.30	—	—	—	22.29
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
2008	27.05	.03	(9.60)	(9.57)	(.07)	(1.83)	(1.90)	15.58
Class R3 (9/01)
2012	21.70	.12	1.33	1.45	(.07)	—	(.07)	23.08
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
2008	27.72	.15	(9.87)	(9.72)	(.13)	(1.83)	(1.96)	16.04
Class I (2/94)
2012	21.99	.24	1.33	1.57	(.27)	—	(.27)	23.29
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42
2008	27.98	.27	(9.99)	(9.72)	(.19)	(1.83)	(2.02)	16.24

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.03%	$35,633	1.49%	.58%	1.28%	.79%	140%
(.64)	52,334	1.33	.27	1.31	.30	123
22.65	76,667	1.25	.58	1.25	.58	123
13.95	130,222	1.25	1.52	1.25	1.52	106
(37.32)	124,275	1.23	.90	1.23	.90	93

6.19	1,568	2.24	(.18)	2.02	.04	140
(1.35)	2,073	2.08	(.48)	2.06	(.45)	123
21.77	2,815	2.00	(.20)	2.00	(.20)	123
13.13	3,481	1.98	.85	1.98	.85	106
(37.82)	4,133	1.98	.14	1.98	.14	93

6.19	7,855	2.24	(.17)	2.02	.05	140
(1.35)	8,957	2.08	(.48)	2.06	(.45)	123
21.74	11,564	2.00	(.21)	2.00	(.21)	123
13.10	12,040	2.00	.80	2.00	.80	106
(37.80)	13,154	1.98	.14	1.98	.14	93

6.70	9,576	1.74	.31	1.53	.52	140
(.87)	15,310	1.58	.03	1.56	.06	123
22.40	20,195	1.50	.30	1.50	.30	123
13.63	25,664	1.50	1.21	1.50	1.21	106
(37.47)	23,423	1.49	.64	1.49	.64	93

7.23	106,276	1.24	.82	1.03	1.03	140
(.42)	151,409	1.07	.65	1.06	.65	123
22.98	470,266	1.00	.78	1.00	.78	123
14.24	440,968	1.00	1.76	1.00	1.76	106
(37.17)	415,486	.99	1.14	.99	1.14	93

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP VALUE

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/94)
2012	$11.30	$.05	$1.28	$1.33	$—	$—	$—	$12.63
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
2008	13.52	.08	(3.97)	(3.89)	(.14)	(1.37)	(1.51)	8.12
Class C (2/99)
2012	9.93	(.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
2008	12.19	— *	(3.54)	(3.54)	(.06)	(1.37)	(1.43)	7.22
Class R3 (9/01)
2012	11.11	.02	1.26	1.28	—	—	—	12.39
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
2008	13.35	.05	(3.91)	(3.86)	(.12)	(1.37)	(1.49)	8.00
Class I (8/94)
2012	11.65	.08	1.33	1.41	—	—	—	13.06
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45
2008	13.87	.11	(4.08)	(3.97)	(.17)	(1.37)	(1.54)	8.36

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.77%	$32,208	1.58%	.26%	1.46%	.39%	46%
10.14	31,814	1.48	(.41)	1.46	(.40)	41
25.15	32,332	1.34	(.11)	1.34	(.11)	58
2.40	29,026	1.37	.46	1.37	.46	73
(31.75)	28,344	1.31	.75	1.31	.75	49

10.98	1,367	2.34	(.47)	2.21	(.34)	46
9.36	1,498	2.23	(1.18)	2.21	(1.18)	41
24.21	1,843	2.09	(.86)	2.09	(.86)	58
1.56	2,080	2.12	(.27)	2.12	(.27)	73
(32.23)	2,373	2.06	— **	2.06	— **	49

11.52	2,653	1.83	.01	1.71	.14	46
9.89	2,246	1.73	(.66)	1.71	(.65)	41
24.85	2,111	1.59	(.35)	1.59	(.35)	58
2.14	2,327	1.62	.19	1.62	.19	73
(31.90)	2,159	1.56	.50	1.56	.50	49

12.02	41,444	1.34	.53	1.21	.66	46
10.43	48,596	1.21	(.16)	1.21	(.16)	41
25.43	180,875	1.09	.14	1.09	.14	58
2.59	149,515	1.12	.72	1.12	.72	73
(31.56)	158,112	1.06	1.00	1.06	1.00	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”) formerly known as Nuveen Equity Income Fund, Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that, in the opinion of Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), have the ability to pay above average dividends and finance expected growth, have strong management and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. Effective February 29, 2012, the Fund changes its name from Nuveen Equity Income Fund.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase. In selecting stocks, the Sub-Adviser invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market;
•	Good or improving fundamentals; and
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock,

50	Nuveen Investments

adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC’s”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders at least annually for each Fund with the exception of Dividend Value, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Nuveen Investments	51

Notes to Financial Statements (continued)

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2012, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$39,782	$10,965	$8,140

52	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,380,034,137	$—	$—	$1,380,034,137
Investments Purchased with Collateral from Securities Lending	182,078,171	—	—	182,078,171
Short-Term Investments:
Money Market Funds	18,052,273	—	—	18,052,273
Total	$1,580,164,581	$—	$—	$1,580,164,581

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$160,196,883	$—	$—	$160,196,883
Investments Purchased with Collateral from Securities Lending	45,404,778	—	—	45,404,778
Short-Term Investments:
Money Market Funds	1,122,625	—	—	1,122,625
Total	$206,724,286	$—	$—	$206,724,286

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$76,489,512	$—	$—	$76,489,512
Investments Purchased with Collateral from Securities Lending	26,608,251	—	—	26,608,251
Short-Term Investments:
Money Market Funds	1,064,268	—	—	1,064,268
Total	$104,162,031	$—	$—	$104,162,031
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

Nuveen Investments	53

Notes to Financial Statements (continued)

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Dividend Value
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization(1):
Class A	2,866,093	$46,725,301	—	$—
Class C	72,150	1,152,063	—	—
Class R3	21,533	349,365	—	—
Class I	5,445,884	89,163,482	—	—
Shares sold:
Class A	5,674,770	75,791,170	6,608,005	87,417,806
Class B	8,550	118,690	3,490	47,078
Class C	746,162	10,170,847	709,239	9,350,202
Class R3	756,797	10,690,622	1,001,768	12,618,814
Class I	17,004,678	232,952,467	25,218,507	331,972,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	299,861	4,205,570	232,425	3,044,340
Class B	2,305	31,580	2,171	28,844
Class C	22,044	305,305	10,006	131,048
Class R3	22,759	319,502	5,904	74,585
Class I	612,741	8,676,335	466,773	6,205,947
	33,556,327	480,652,299	34,258,288	450,891,558
Shares redeemed:
Class A	(3,678,945)	(50,796,593)	(3,368,560)	(44,368,177)
Class B	(138,594)	(1,919,513)	(183,928)	(2,428,779)
Class C	(262,178)	(3,631,206)	(176,678)	(2,327,271)
Class R3	(244,006)	(3,402,933)	(176,764)	(2,358,157)
Class I	(15,711,730)	(221,167,643)	(14,801,249)	(197,668,105)
	(20,035,453)	(280,917,888)	(18,707,179)	(249,150,489)
Net increase (decrease)	13,520,874	$199,734,411	15,551,109	$201,741,069
(1)	Refer to Footnote 8 – Fund Reorganization for further details.

54	Nuveen Investments

	Mid Cap Value
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	175,883	$3,966,504	540,631	$12,712,823
Class B	—	—	309	6,599
Class C	12,581	251,535	20,707	482,019
Class R3	122,017	2,606,675	238,587	5,504,530
Class I	689,001	15,411,090	864,453	20,278,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,855	260,482	32,132	764,424
Class B	—	—	406	9,131
Class C	—	—	1,838	42,309
Class R3	2,157	47,196	5,967	141,365
Class I	33,419	737,550	47,049	1,124,926
	1,046,913	23,281,032	1,752,079	41,066,624
Shares redeemed:
Class A	(1,049,825)	(23,506,293)	(1,628,870)	(37,492,081)
Class B	(29,021)	(631,933)	(34,585)	(774,881)
Class C	(86,907)	(1,881,579)	(137,168)	(3,110,928)
Class R3	(414,919)	(9,311,285)	(454,863)	(10,396,502)
Class I	(3,046,004)	(69,491,010)	(3,913,945)	(94,065,258)
Class I-In-Kind	—	—	(11,137,781)	(261,914,439)
	(4,626,676)	(104,822,100)	(17,307,212)	(407,754,089)
Net increase (decrease)	(3,579,763)	$(81,541,068)	(15,555,133)	$(366,687,465)

	Small Cap Value
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	198,937	$2,422,979	410,931	$4,808,143
Class C	26,365	284,629	25,221	264,358
Class R3	68,411	810,255	60,254	689,608
Class I	1,054,781	13,092,159	1,124,872	13,450,313
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	1,348,494	16,610,022	1,621,278	19,212,422
Shares redeemed:
Class A	(464,772)	(5,674,047)	(747,673)	(8,799,625)
Class C	(53,180)	(558,580)	(77,338)	(778,138)
Class R3	(56,397)	(678,920)	(66,911)	(777,156)
Class I	(2,051,716)	(25,916,055)	(2,666,164)	(33,926,233)
Class I-In-Kind	—	—	(11,425,320)	(127,930,138)
	(2,626,065)	(32,827,602)	(14,983,406)	(172,211,290)
Net increase (decrease)	(1,277,571)	$(16,217,580)	(13,362,128)	$(152,998,868)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended October 31, 2012, and fiscal year ended October 31, 2011, were as follows:

Fund	Year Ended 10/31/12	Year Ended 10/31/11
Dividend Value	113,604	111,573
Mid Cap Value	23,767	18,251

Nuveen Investments	55

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the fiscal year ended October 31, 2012, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$472,956,039	$272,703,297	$38,120,027
Sales	280,250,574	353,035,765	51,947,477

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,266,078,027	$202,159,547	$96,960,622
Gross unrealized:
Appreciation	$328,968,804	$13,029,677	$11,602,987
Depreciation	(14,882,250)	(8,464,938)	(4,401,578)
Net unrealized appreciation (depreciation) of investments	$314,086,554	$4,564,739	$7,201,409

Permanent differences, primarily due to the federal taxes paid, tax equalization, REIT adjustments, investments in partnerships, nondeductible reorganization expense, reorganization adjustments and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$34,503,208	$155,170	$204,112
Undistributed (Over-distribution of) net investment income	820,496	434,619	(64,081)
Accumulated net realized gain (loss)	(35,323,704)	(589,789)	(140,031)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income*	$—	$1,705,871	$373,682
Undistributed net long-term capital gains	37,679,223	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income*	$27,602,132	$2,004,046	$—
Distributions from net long-term capital gains	893,701	—	—

2011	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income*	$23,121,220	$3,983,550	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

56	Nuveen Investments

At October 31, 2012, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dividend* Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$32,868,293	$—	$—
October 31, 2017	—	55,371,090	31,952,601
Total	$32,868,293	$55,371,090	$31,952,601
*	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2012, the Funds utilized their capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$1,501,503	$10,167,842	$8,837,587

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.7000%
For the next $125 million	.5875	.6875	.6875
For the next $250 million	.5750	.6750	.6750
For the next $500 million	.5625	.6625	.6625
For the next $1 billion	.5500	.6500	.6500
For net assets over $2 billion	.5250	.6250	.6250

Nuveen Investments	57

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	.1881%
Mid Cap Value	.1998
Small Cap Value	.1998

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Mid Cap Value	Small Cap Value
Class A Shares	1.34%	1.50%
Class B Shares	2.09	N/A
Class C Shares	2.09	2.25
Class R3 Shares	1.59	1.75
Class I Shares	1.09	1.25
Expiration Date	February 28, 2013	February 28, 2013

N/A –	Small Cap Value does not offer Class B Shares.

The Adviser has agreed to reimburse management fees across all share classes of Dividend Value through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

Dividend Value
Maximum Expense Level	.95%
Minimum Management Fee	.78

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

58	Nuveen Investments

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$391,945	$14,637	$16,525
Paid to financial intermediaries (Unaudited)	344,452	12,918	14,392

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$100,265	$2,016	$1,710

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$94,835	$16,015	$1,526

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2012, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$9,522	$1,115	$505

8. Fund Reorganization

During the current fiscal period, the Nuveen Large Cap Value Fund (“Large Cap Value” or the “Acquired Fund”) was reorganized (the “Reorganization”) into Dividend Value (the “Acquiring Fund”).

The Adviser proposed the Reorganization of the Acquired Fund into the Acquiring Fund, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Fund’s Board of Directors determined that the Reorganization was in the best interest of the Acquired Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

A special meeting of the Acquired Fund’s shareholders was held on October 5, 2012, for the purpose of voting on the Reorganization, at which time, the Reorganization was approved. The Reorganization was consummated at the close of business on October 12, 2012.

Upon consummation of the Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were then distributed to the Acquired Fund’s shareholders and the Acquired Fund was terminated. As a result of the Reorganization, the Acquired Fund’s shareholders became shareholders of the Acquiring Fund and the Acquired Fund’s shareholders received the Acquiring Fund’s shares with a total value equal to the total value of its Acquired Fund’s shares immediately prior to the closing of the Reorganization.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

Nuveen Investments	59

Notes to Financial Statements (continued)

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of its Reorganization was as follows:

Large Cap Value
Cost of investments	$163,215,402
Fair value of investments	157,563,613
Unrealized appreciation (depreciation) of investments	(5,651,789)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per share immediately before and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Large Cap Value(2)
Class A Shares	2,866,094	$46,725,301	$16.30
Class C Shares	72,150	1,152,063	15.97
Class R3 Shares	21,533	349,364	16.22
Class I Shares	5,445,884	89,163,482	16.37

Acquiring Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Dividend Value
Class A Shares	15,582,917	$228,310,628	$14.65
Class C Shares	1,938,407	28,106,396	14.50
Class R3 Shares	1,432,885	20,958,169	14.63
Class I Shares	66,975,748	988,773,332	14.76

Acquiring Fund – Post Reorganization	Shares Outstanding	Net Assets	NAV per Share
Dividend Value
Class A Shares	18,772,077	$275,035,929	$14.65
Class C Shares	2,017,861	29,258,459	14.50
Class R3 Shares	1,456,771	21,307,533	14.63
Class I Shares	73,015,311	1,077,936,814	14.76
(2)	Large Cap Value did not offer Class B Shares.

The beginning of the current fiscal period for the Acquired Funds was November 1, 2011.

Assuming the Reorganization had been completed on November 1, 2011, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended October 31, 2012, are as follows:

Dividend Value
Net investment income (loss)	$25,602,759
Net realized and unrealized gains (losses)	147,630,483
Change in net assets resulting from operations	173,233,242

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since the Reorganization was consummated.

In connection with the Reorganization, the Acquiring Fund has established a reserve for certain associated costs and expenses. Such amounts are included as a component of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

60	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

64	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Nuveen Dividend Value Fund (the “Dividend Value Fund”) and the Nuveen Small Cap Value Fund (the “Small Cap Value Fund”) had satisfactory performance compared to their respective peers, performing in the second or third quartile over various periods (except the Small Cap Value Fund performed in the first quartile for the one-year period). In addition, the Independent Board Members noted that the Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”) lagged its peers and/or benchmarks over various periods. With

66	Nuveen Investments

respect to the Nuveen funds that have shown periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy. In this regard, the Board noted, in particular, the portfolio management team changes for the Mid Cap Value Fund.

Based on their review, the Independent Board Members determined that, except as noted above, each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Mid Cap Value Fund had net management fees higher than its peer average, but a net expense ratio in line with its peer average, while the Small Cap Value Fund had a net expense ratio slightly higher than its peer average, but a net management fee in line with its peer average. Finally, the Independent Board Members observed that the Dividend Value Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that

68	Nuveen Investments

each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Dividend Only Stocks Index: An unmanaged index that includes only the S&P 500® Index stocks that pay dividends. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Dividend Value Fund	100%	100%
Nuveen Mid Cap Value Fund	100%	100%

Long-Term Capital Gain Distributions: Nuveen Dividend Value Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), $1,274,094, or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2012.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSTK-1012P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen International Fund	FAIAX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	ICCSX	—	ISYCX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	FQCCX	—	FQCYX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	—	FGTYX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen International Fund is managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinisic Global Advisors, LLC; and Hansberger Global Investors, Inc. The Nuveen International Select Fund is managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC; Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC. The Nuveen Quantitative Enhanced Core Equity Fund and the Nuveen Tactical Market Opportunities Fund are managed by a team of managers from Nuveen Asset Management, LLC.

The portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2012.

What factors affected the world economy and the domestic and international equity market environments during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of a turnaround as existing home sales and residential construction indicators improved and home prices rose modestly. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the average home price rose 3.0% for the twelve months ended September 2012 (the most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% set in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at

Nuveen Investments	5

“exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability. However, the outlook for the U.S. economy remained clouded by uncertainty regarding the impending fiscal cliff, the combination of tax increases and spending cuts scheduled to take effect beginning in January 2013, and the potential impact on the economy.

Domestic and international equity markets were buffeted by concerns about the tepid U.S. economic recovery, the seemingly unending European debt crisis and a broader slowdown in global growth, particularly in China. In addition to the bold monetary policy moves made by the Fed, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro. The ECB unveiled the Outright Monetary Transactions plan, a conditional yet unlimited bond purchase program designed to ensure that financing is available to European governments who are willing to agree to certain fiscal and structural measures.

As these combined actions helped reduce fears, U.S. and overseas equity markets surprised many investors by rallying steadily later in the period. Broad U.S. stock market indexes approached their all-time highs, posting strong double-digit returns for the period as a whole. Large-cap U.S. stocks led the market with a 15.21% one-year return as measured by the S&P 500® Index, reaching a level not seen since May of 2008. Domestic small- and mid-cap stocks also produced strong returns of 12.08% and 12.15% during the fiscal year period, as measured by the Russell 2000® and the Russell MidCap® Indexes, respectively. Across all market cap segments, the best-performing areas of the U.S. equity market during the year included the health care, financial and consumer discretionary sectors. Energy was the biggest laggard across the board, while technology stocks also underperformed, particularly in the smaller capitalization ranges.

Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from the summer months. Developed markets fared better than emerging markets, posting a twelve-month return of 5.15% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 2.63% return, as measured by the MSCI Emerging Markets Index.

Nuveen International Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods

6	Nuveen Investments

ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI EAFE Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC and Hansberger Global Investors, Inc., select stocks for the Fund according to the developed markets value and developed markets growth styles, respectively. The Fund’s third sub-adviser, Nuveen Asset Management, LLC, selects stocks for the Fund in the infrastructure sector, and also maintains strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc.) by allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

The most significant boost to performance during the reporting period resulted from individual security selection by two of the Fund’s sub-advisers: Altrinsic Global Advisors and Hansberger Global Investors. Both of the managers beat their respective benchmarks in their portion of the Fund’s portfolio. In terms of individual outperformers, the Fund benefited from its ownership in Brazilian electrical utility CEMIG (Companhia Energética de Minas Gerais). The Fund booked its gain and began selling portions of its position in CEMIG over concern that government regulatory changes would hurt the company’s profits. Dutch brewing company Heineken, with steady growth in Western Europe and rapid growth in the Americas, was also a solid contributor to the portfolio. Additionally, Canadian fertilizer producer Agrium helped the Fund’s performance. Agrium’s revenues are heavily concentrated in the United States, where high food prices justified strong demand. However, these successes were partially offset by several underperforming stocks. For example, New Oriental — an educational services company that provides language and test prep courses in China — took a large hit when it announced that the U.S. Securities and Exchange Commission (SEC) was looking into its accounting practices. New Oriental’s stock price did not completely recover following news that the SEC had approved its accounting. Also detracting was Finnish technology company Nokia, which was surpassed as the top seller of mobile phones by Samsung. Nokia also failed to gain much consumer acceptance of new lines with Microsoft’s phone software.

During the period, the Fund’s regional and country specific weightings were a wash, as the positives and negatives offset each other. The Fund’s overall country positioning included a significant underweight to Europe, particularly the Southern eurozone nations, and a modest overweight in both North and South America. The Fund’s underweight in Europe was based on the region’s ongoing difficulties with debt overhang and the European Central Bank’s efforts to resolve them. However, European stocks performed better than anticipated during the fiscal year. While an underweight to Spain benefited results, the Fund’s underweight in France had more of a neutral effect and its underweight

Nuveen Investments	7

in Germany hindered. Germany’s stock performance was relatively strong as money flowed into the country’s markets. Meanwhile in the Americas, the Fund was successfully positioned with an emphasis in Brazil as stock selection, as mentioned above, was strong in the country. In Asia, the Fund benefited from its selective overweight in Hong Kong and underweight to Japan during the period. In Japan, the Fund’s exposure was pulled back as the Bank of Japan has not actively tried to take actions to stimulate domestic demand; Japanese stocks subsequently produced negative returns overall for the one-year period. Finally, the Fund’s overweight position in Russia was not successful. For quite some time, the Fund favored Russia, a major exporter of both natural gas and oil, due to the thesis that energy will continue to be in high demand as developing economies grow. While Russian stocks were trading at remarkably low price-to-earnings multiples, the country’s stock market did not perform well this year.

Fund performance benefited from its currency exposures, which were offset by its increasingly conservative cash policy during the period. On the positive side, the use of futures to take advantage of currency price fluctuations was additive to the Fund’s performance. The Fund particularly benefited from foreign currency futures it held that reflected a positive outlook on the U.S. dollar and negative outlooks on the Australian dollar and euro. However midway through the period, the Fund had been positioned more conservatively by raising its cash level above the minimum necessary to accommodate ordinary transactions. This higher cash exposure of around 5% generally hindered the Fund’s performance given the rising markets that occurred in the second half of the year.

In addition to those mentioned above, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the period, these positions had a negative impact on the Fund’s performance.

Nuveen International Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Three of the Fund’s sub-advisers,

8	Nuveen Investments

Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., and Lazard Asset Management LLC, select stocks for the Fund according to the developed markets value, developed markets growth or emerging market styles, respectively. The Fund’s fourth sub-adviser, Nuveen Asset Management, LLC, selects stocks for the Fund in the infrastructure sector, and also maintains strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc.) by allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

The most significant boost to performance during the reporting period resulted from individual security selection by three of the Fund’s sub-advisers: Altrinsic Global Advisors, Hansberger Global Investors and Lazard Asset Management. Each of the three managers beat their respective benchmarks in their portion of the Fund’s portfolio. In terms of individual outperformers, the Fund benefited from its ownership in Brazilian electrical utility CEMIG (Companhia Energética de Minas Gerais). The Fund booked its gain and began selling portions of the Fund’s position in CEMIG over concern that government regulatory changes would hurt the company’s profits. Shoprite Holdings, a major supermarket chain in South Africa, also advanced due to steady earnings growth, while the communications firm Telekomunikasi Indonesia notched solid earnings growth on steadily rising revenues. However, these successes were partially offset by generally weak performance in the financial sector, including: Banco do Brasil, the largest Brazilian and Latin American bank in terms of assets; Punjab National Bank, the third largest bank in India; and Shinhan Financial Group, a Korean financial services firm. Another significant financial holding that detracted from performance was Willis Group, the U.K.-based global insurance broker and re-insurer, whose earnings growth has disappointed.

During the period, the Fund’s regional and country specific weightings were a wash, as the positives and negatives offset each other. The Fund’s overall country positioning included a significant underweight to Europe, particularly the Southern eurozone nations; a modest overweight in both North and South America; and a notable overweight in developing Asia, excluding Japan. The Fund’s underweight in Europe was based on the region’s ongoing difficulties with debt overhang and the European Central Bank’s efforts to resolve them. However, European stocks performed better than anticipated during the fiscal year. While an underweight to Spain benefited results, the Fund’s underweight in France had more of a neutral effect and its underweight in Germany hindered. Germany’s stock performance was relatively strong as money flowed into the country’s markets. Also, the Fund’s emphasis on Brazil was successful as stock selection, as mentioned above, was strong in the country. In Asia, the Fund benefited from its selective overweight in Hong Kong and underweight to Japan during the period. In Japan, the Fund’s exposure was pulled back as the Bank of Japan has not actively tried to take actions to stimulate domestic demand; Japanese stocks subsequently produced negative returns overall for the one-year period. Meanwhile, the Fund’s emphasis on developing markets such as the Philippines, Thailand, Taiwan and Indonesia neither helped nor hindered performance as the export-oriented nature of this region caused it to be disproportionately hurt by the European slowdown. Finally, the Fund’s overweight position in Russia was not successful. For quite some time, the Fund favored Russia, a major exporter of both natural gas and oil, due to the thesis that energy will continue to be in high demand as developing

Nuveen Investments	9

economies grow. While Russian stocks were trading at remarkably low price-to-earnings multiples, the country’s stock market did not perform well this year.

Fund performance benefited from its currency exposures, which were offset by its increasingly conservative cash policy during the period. On the positive side, the use of futures to take advantage of currency price fluctuations was additive to the Fund’s performance. The Fund particularly benefited from foreign currency futures it held that reflected a positive outlook on the U.S. dollar and negative outlooks on the Australian dollar and euro. However midway through the period, the Fund had been positioned more conservatively by raising its cash level above the minimum necessary to accommodate ordinary transactions. This higher cash exposure of around 5% generally hindered the Fund’s performance given the rising markets that occurred in the second half of the year.

In addition to those mentioned above, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the period, these positions had a negative impact on the Fund’s performance.

Nuveen Quantitative Enhanced Core Equity Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since-inception periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500® Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long term, a total return that exceeds the return of the S&P 500® Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase within the range of the companies in the S&P 500® Index. To select specific stocks, we use proprietary models that help establish quantitative links between economic and market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to these returns from a comprehensive list of investment factors. We then evaluate each stock in the investable universe to determine its sensitivity to each factor and estimate a potential contribution for each stock. Our goal is to build an optimized portfolio that targets high expected returns, while using the proprietary models and processes described above to maintain as tight a control as possible on overall risk.

10	Nuveen Investments

During the fiscal year, we continued to take conservative shifts away from the S&P 500® Index on various measures, positioning the Fund in the sectors and styles that we expected to perform best in the anticipated economic climate. While several of our sector weights and style positions benefited the Fund’s returns, in aggregate, our strategies were not successful over the twelve-month period.

Among the Fund’s sector positions, our emphases on both financials and health care did aid results as these were two of the top performing segments in the S&P 500® Index. Not only did the Fund benefit from a significant overweight in financials, but also from our industry positioning within the sector. At the beginning of the fiscal year, our models led us to emphasize real estate investment trusts (REITs), which was the strongest performing area in the financial segment through mid-year. However in the summer months, we began to see indications that the sector was overvalued; therefore, we successfully shifted out of REITs and into large-cap banks. A stock specific example that benefited the Fund was an overweight for most of the period in American Capital Agency, an out-of-index REIT name that outpaced the strongly performing financial sector. We sold the Fund’s American Capital position in a well-timed move toward the end of the period.

Our overweight in the health care sector was also a strong positive, especially our emphasis on pharmaceuticals, equipment and medical services within the segment. Health care names, which mostly tracked the index throughout the fiscal year, produced solid gains in the final two months. Investors particularly favored pharmaceuticals during the period for their higher dividends and perceived ability to grow even if broader economic growth was tepid. Our models led us to overweight pharmaceutical giant Pfizer, which proved successful for the Fund.

Regarding styles, one of the Fund’s more beneficial strategies was our emphasis on stocks with higher earnings variability. In a period with generally positive earnings surprises, these stocks tended to post the strongest numbers. Also, our models led us to tilt the portfolio toward our earnings yield measure, emphasizing stocks with lower price-to-earnings ratios and higher book-to-price ratios. Throughout the fiscal year, these stocks tended to ratchet up more during the quarterly earnings cycles.

However, several sectors detracted from the Fund’s performance during the period, offsetting the above-mentioned areas of strength. In particular, the Fund was held back by its significant overweight in technology and stock selection within that sector. While several stocks in the technology sector experienced very strong results during the period, notably Apple, the sector as a whole underperformed the S&P 500® Index. Technology saw steep declines after Apple hit its high in late September, switching from being one of the most successful sectors to a laggard in the final six weeks of the fiscal year. Unfortunately, our portfolio emphasized holdings such as Google and HP, which performed below even the sector average. Google was hurt by flat earnings during the period, while HP saw a significant drop in personal computer sales as consumers rapidly switched to mobile devices and tablets. The energy sector, the worst performing area of the S&P 500® Index, was also an area of weakness for the Fund. Our models led us to overemphasize the energy resources industry within the sector, which sharply underperformed in May before recapturing some of the losses later in the period. In addition, the Fund’s slight overweight in utilities was not a success as this sector trailed

Nuveen Investments	11

during the period. Utilities were relatively flat throughout the year, missing both the springtime run-up in the broad index, and its reversal by late May. However, the sector declined during August, well before concerns about eliminating the tax preference for dividends became more realistic.

In aggregate, four of our style approaches hindered performance during the quarter, which also weighed negatively on results. For example, on average we held slightly more volatile stocks in the Fund over the period based on relatively low and declining volatility readings and an improvement in consumer sentiment. Although higher volatility stocks have historically outperformed in a strongly advancing market, this style was out of favor during the period as many investors sought out steadier, lower volatility names. Second, we had believed we might see some rotation within the market based on the economy’s lackluster growth rate; therefore, we emphasized contrarian names in the Fund, while avoiding momentum stocks that had recently performed well. This style tilt did not benefit the Fund as momentum stocks continued to outperform. Additionally, our tilt toward companies at the smaller end of the S&P 500® Index capitalization range was a drag on results earlier in the period. Large-cap stocks were the top-performing capitalization segment, beating out their smaller sized counterparts over the fiscal year. Finally, the Fund’s underweight to financially levered names, those with high debt/equity ratios, was also not successful. These lower quality companies tended to outperform over the period as they took advantage of low interest rates to refinance or reissue debt.

Throughout the fiscal year, we also continued to invest in S&P 500® Index futures contracts, which were used to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity, minimize tracking error to the Fund’s benchmark index and for tactical portfolio management positioning. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. Due to generally higher equity prices during the period, these positions added marginally to performance.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year and since-inception periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA Merrill Lynch 3-month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies

12	Nuveen Investments

and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance.

During this reporting period, the Fund’s portfolio focus was primarily on income and long/short equity exposure. As a result, the overall risk profile of the portfolio was lower than in previous periods. Given our view that valuations in both fixed income and equity markets were unattractive, we believed a lower net market directional positioning within the Fund’s portfolio was warranted. Although the Fund generated a positive return over the twelve-month reporting period, it would have benefited if we had maintained a higher net long equity market directional exposure during the equity market’s strong advance. Strong equity market performance was also the primary factor in the Fund’s shortfall versus its Lipper classification average.

Overall, our focus on income was the primary driver of the Fund’s outperformance relative to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index during this period. Specifically, positions in domestic high yield, emerging market local currency bonds and National Association of Real Estate Investment Trusts (NAREIT) exchange-traded funds (ETFs) added significantly to returns. In addition to these ETFs, long positions in Australian 10-year bond futures and 30-year U.S. Treasuries were additive to performance. Spread trades such as long S&P 500® Index/short Russell 2000® Index, long Indian equities/short Mexican equities, long Australian equities/short Nasdaq and long Canadian equities/short Russell 2000® Index also contributed to the Fund’s outperformance of the index.

The primary detractors from performance included spread trades such as long Malaysian and emerging markets equities/short Thailand equities, long Brazilian equities/short Mexican equities and long China H Shares Index/short Hang Seng Index. In addition to these spread trades, we held a long position in VIX futures as a hedge against negative market events. While a long position in VIX futures can be very effective when negative market events occur, they can also reduce performance in a less volatile environment like we experienced during this period.

Because we continue to view the return outlook for both equities and fixed income as modest with significant downside risk, our tactical strategy remains focused on what we expect will be relatively stable income generating positions and relative value long/short positioning, with only modest directional exposure to select segments of the equity and fixed income markets. At the end of the reporting period, the Fund’s income positions included domestic high yield, emerging market local currency bonds and income producing equities on a global basis. We also held long positions in Australian 3-year and 10-year government bond futures relative to short positions in 5-year and 10-year U.S. Treasuries in order to capture the spread between the much higher-yielding Australian bonds and U.S. Treasuries. At period end, the Fund also had modest commodity and foreign exchange exposure.

In addition to those mentioned above, we continued to use other equity, interest rate and currency futures contracts as part of the management strategy for the Fund. Long and

Nuveen Investments	13

short futures contracts were used to implement various absolute return, tactical market and hedging strategies. These contracts are used as a means to efficiently manage exposure to a broad base of securities. During the period, these positions contributed meaningfully to favorable performance. During the period, we also bought and sold equity call options to generate return.

Effective December 14, 2012, subsequent to the close of this reporting period, the Fund’s investment policies were updated to allow the Fund to invest directly in equity and debt securities in order to create custom baskets of securities designed to track the performance of a particular securities index within certain parameters. The Fund may now gain exposure to its asset classes (i) by investing in derivative instruments and ETFs, (ii) by creating custom baskets of securities, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen International Fund/Nuveen International Select Fund

Equity investments such as those held by the Funds, are subject to market risk, additional expenses risk, common stock risk, small- and mid-cap stock risk, and multi-manager risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The use of derivatives involves substantial financial risks and transaction costs. These risks are magnified in emerging markets.

Nuveen Quantitative Enhanced Core Equity Fund

There is no guarantee that the Fund’s proprietary quantitative strategy will be successful. Equity securities such as the common stocks held in the Fund’s portfolio are subject to market risk or the risk of decline. Foreign securities involve additional risks, including currency fluctuations, political and economic instability. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of Fund expenses and indirectly, the expenses of other investment companies.

Nuveen Tactical Market Opportunities Fund

There is no guarantee that the Fund will achieve its investment objective and the portfolio manager’s asset allocation decisions may adversely affect fund performance. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen International Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.91%	-5.31%	5.96%
Class A Shares at maximum Offering Price	-2.08%	-6.43%	5.33%
MSCI EAFE Index*	5.15%	-5.35%	8.21%
Lipper International Large-Cap Growth Funds Classification Average*	6.78%	-4.94%	7.79%

Class C Shares	3.11%	-6.03%	5.16%
Class R3 Shares	3.69%	-5.48%	5.69%
Class I Shares	4.15%	-5.12%	6.19%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.59%	-4.74%	6.40%
Class A Shares at maximum Offering Price	6.16%	-5.86%	5.77%
Class C Shares	11.70%	-5.46%	5.61%
Class R3 Shares	12.36%	-4.92%	6.16%
Class I Shares	12.64%	-4.54%	6.65%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	3.83%	-4.49%	-0.59%
Class A Shares at maximum Offering Price	-2.14%	-5.61%	-1.59%
MSCI All Country World Investable Market Index (ex U.S.)**	4.55%	-4.40%	0.01%
Lipper International Multi-Cap Growth Funds Classification Average**	6.36%	-5.36%	-1.13%

Class C Shares	3.09%	-5.20%	-1.33%
Class I Shares	4.12%	-4.25%	-0.34%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	13.31%	-3.51%	-0.61%
Class A Shares at maximum Offering Price	6.85%	-4.64%	-1.63%
Class C Shares	12.51%	-4.21%	-1.35%
Class I Shares	13.61%	-3.26%	-0.36%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.46%
Class C Shares	2.21%
Class I Shares	1.21%

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Quantitative Enhanced Core Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares	12.18%	-0.98%	0.51%
S&P 500® Index**	15.21%	0.36%	1.64%
Lipper Large-Cap Core Funds Classification Average**	13.16%	-0.63%	0.71%

Class C Shares	11.31%	-1.71%	-0.23%
Class I Shares	12.44%	-0.73%	0.76%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares	27.39%	-0.21%	0.98%
Class C Shares	26.45%	-0.94%	0.23%
Class I Shares	27.71%	0.04%	1.23%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.71%
Class C Shares	1.64%	1.46%
Class I Shares	0.64%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C and Class I Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns are from 7/31/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	2.45%	5.30%
Class A Shares at maximum Offering Price	-3.41%	3.12%
BofA Merrill Lynch 3-Month Treasury Bill Index**	0.08%	0.11%
Lipper Flexible Portfolio Funds Classification Average**	6.31%	6.63%

Class C Shares	1.55%	4.46%
Class I Shares	2.69%	5.58%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	3.46%	5.43%
Class A Shares at maximum Offering Price	-2.51%	3.19%
Class C Shares	2.65%	4.64%
Class I Shares	3.80%	5.76%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.66%	1.42%
Class C Shares	2.41%	2.17%
Class I Shares	1.41%	1.17%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed 1.20%, 1.95%, and 0.95%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Fund Allocation1

Common Stocks	79.3%
Exchange-Traded Funds	9.5%
Short-Term Investments	10.5%
Other[2]	0.7%

Nuveen International Select Fund

Fund Allocation1

Common Stocks	83.1%
Exchange-Traded Funds	9.4%
Short-Term Investments	7.2%
Other[2]	0.3%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.0%
Commercial Banks	5.7%
Pharmaceuticals	5.6%
Insurance	5.2%
Metals & Mining	5.0%
Beverages	3.8%
Textiles, Apparel & Luxury Goods	2.8%
Automobiles	2.7%
Machinery	2.7%
Wireless Telecommunication Services	2.5%
Food Products	2.5%
Transportation Infrastructure	2.1%
Capital Markets	2.0%
Chemicals	1.9%
Energy Equipment & Services	1.8%
Industrial Conglomerates	1.6%
Multi-Utilities	1.6%
Semiconductors & Equipment	1.5%
Health Care Equipment & Supplies	1.3%
Electric Utilities	1.3%
Diversified Telecommunication Services	1.3%
Exchange-Traded Funds	9.5%
Short-Term Investments	10.5%
Other[5]	18.1%

Portfolio Composition[1]
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	7.1%
Metals & Mining	4.9%
Wireless Telecommunication Services	4.7%
Insurance	4.1%
Pharmaceuticals	3.4%
Semiconductors & Equipment	2.8%
Beverages	2.7%
Machinery	2.3%
Transportation Infrastructure	2.3%
Food Products	2.0%
Automobiles	1.9%
Industrial Conglomerates	1.9%
Chemicals	1.8%
Food & Staples Retailing	1.7%
Diversified Telecommunication Services	1.6%
Tobacco	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Internet Software & Services	1.4%
Multi-Utilities	1.4%
Exchange-Traded Funds	9.4%
Short-Term Investments	7.2%
Other[5]	20.0%

Country Allocation[1]
United States	14.4%
United Kingdom	13.9%
Japan	11.6%
Switzerland	9.2%
Germany	7.2%
Canada	6.3%
France	3.5%
Hong Kong	2.7%
Australia	2.7%
Short-Term Investments[3]	10.5%
Other[4]	18.0%

Top Five Common Stock Holdings[1]
Roche Holding	1.8%
Diageo	1.5%
Nestle	1.4%
Adidas	1.4%
Standard Chartered	1.1%

Country Allocation[1]
United States	13.5%
United Kingdom	8.4%
Japan	7.4%
Switzerland	5.8%
South Korea	5.2%
Canada	4.9%
Germany	4.6%
Brazil	4.5%
South Africa	3.9%
Hong Kong	3.6%
China	3.4%
Russia	2.6%
France	2.4%
Turkey	2.2%
Australia	2.2%
Short-Term Investments[3]	7.2%
Other[4]	18.2%

Top Five Common Stock Holdings[1]
Roche Holding	1.1%
China Construction Bank, Class H	1.0%
Banco do Brasil	1.0%
Diageo	1.0%
Nestle	0.9%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities.
3	Denominated in U.S. Dollars.
4	Includes other assets less liabilities and all countries less than 2.2% of net assets for Nuveen International Select Fund and all countries less than 2.7% of net assets for Nuveen International Fund.
5	Includes other assets less liabilities and all industries less than 1.4% of net assets for Nuveen International Select Fund and all industries less than 1.3% of net assets for Nuveen International Fund.

24	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Fund Allocation1

Common Stocks	93.5%
Warrants[2]	0.0%
Short-Term Investments	6.6%
Other[3]	(0.1)%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	8.0%
Insurance	8.0%
IT Services	6.1%
Computers & Peripherals	5.2%
Diversified Telecommunication Services	4.2%
Software	3.3%
Industrial Conglomerates	3.0%
Aerospace & Defense	2.8%
Communications Equipment	2.6%
Diversified Financial Services	2.6%
Tobacco	2.6%
Media	2.6%
Real Estate Investment Trust	2.4%
Commercial Banks	2.3%
Health Care Equipment & Supplies	2.3%
Capital Markets	2.1%
Health Care Providers & Services	2.1%
Internet Software & Services	1.9%
Energy Equipment & Services	1.8%
Beverages	1.6%
Electronic Equipment & Instruments	1.5%
Household Products	1.5%
Short-Term Investments	6.6%
Other[4]	14.6%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.2%
Exxon Mobil Corporation	3.9%
AT&T Inc.	2.6%
Chevron Corporation	2.5%
Microsoft Corporation	2.2%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to 0.0%.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.5% of net assets.

Nuveen Investments	25

Holding Summaries (continued)

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

Exchange Traded Funds	15.6%
Sovereign Debt	2.9%
U.S. Government & Agency Obligations	2.0%
Short-Term Investments	77.9%
Other[2]	1.6%

Portfolio Allocations3,4

Long Fixed Income	36.6%
Short Fixed Income	-30.1%
Net Fixed Income	6.5%
Long Equity	17.7%
Short Equity	-14.5%
Net Equity	3.2%
Long Commodity / Currency	3.7%
Short Commodity / Currency	-1.4%
Net Commodity / Currency	2.3%

Total Exposure5

Total Net Exposure	12.0%
Total Gross Exposure	104.0%

Top 5 Long Positions4,6

Australian 3-Year Bond Future	14.1%
Australian 10-Year Bond Future	7.5%
S&P 500 E-Mini Future	6.2%
Market Vectors Emerging Markets Local Currency Bond ETF	3.9%
Dollar Index Future	3.2%

Top 5 Short Position4,6

U.S. Treasury 10-Year Note Future	-14.5%
U.S. Treasury 5-Year Note Future	-9.3%
Russell 2000 Mini Index Future	-6.7%
Euro-Schatz Future	-6.3%
DAX Index Future	-2.6%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s Portfolio of Investments. Each category is computed as a percentage of the Fund’s net assets.
2	Other assets less liabilities.
3	Portfolio Allocations reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.
4	Percentages are calculated based upon the total market value of investments as presented in the Fund’s portfolio of investments.
5	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.
6	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$989.60	$985.70	$988.60	$990.80	$1,017.69	$1,013.96	$1,016.43	$1,018.95
Expenses Incurred During Period	$7.47	$11.16	$8.72	$6.22	$7.58	$11.32	$8.84	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.23%, 1.74% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$995.60	$991.00	$996.70	$1,017.69	$1,013.96	$1,018.95
Expenses Incurred During Period	$7.49	$11.19	$6.24	$7.58	$11.32	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.23% and 1.24% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,005.20	$1,001.30	$1,006.40	$1,021.68	$1,017.90	$1,022.94
Expenses Incurred During Period	$3.54	$7.31	$2.28	$3.57	$7.37	$2.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,012.60	$1,008.10	$1,013.40	$1,019.31	$1,015.53	$1,020.59
Expenses Incurred During Period	$5.94	$9.72	$4.67	$5.96	$9.75	$4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

28	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen International Fund, Nuveen International Select Fund, Nuveen Quantitative Enhanced Core Equity Fund and Nuveen Tactical Market Opportunities Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year ended, and the change in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 28, 2012

Nuveen Investments	29

Portfolio of Investments

Nuveen International Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 79.3%

	Australia – 2.7%

7,170	APA Group	$38,405

12,324	Australian Infrastructure Fund	37,995

18,444	DUET Group	40,015

190,631	Incitec Pivot	625,318

7,306	Macquarie Atlas Roads Group, (2)	11,717

19,641	Newcrest Mining	538,867

19,646	SP AusNet	21,617

34,130	Spark Infrastructure Group	59,875

47,002	Sydney Airport	165,400

44,186	Transurban Group	278,874

12,184	Woodside Petroleum	435,080

15,874	WorleyParsons	406,514
	Total Australia	2,659,677
	Austria – 0.0%

238	Oesterreichische Post	9,168
	Belgium – 0.8%

9,314	Anheuser-Busch InBev	778,782

266	Elia System Operator	10,869
	Total Belgium	789,651
	Brazil – 0.6%

389	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	32,680

1,826	Companhia de Saneamento de Minas Gerais	43,100

931	Companhia Paranaense de Energia-Copel, ADR	13,742

2,972	Energias do Brasil	18,584

19,992	Itau Unibanco Holding, ADR	291,483

1,789	Santos Brasil Participacoes	25,720

2,821	Transmissora Alianca de Energia Eletrica SA	93,059

3,249	Wilson Sons, BDR	45,111
	Total Brazil	563,479
	Canada – 6.3%

6,415	Agrium	677,039

411	ATCO, Class I	30,366

10,849	Bank of Nova Scotia	589,969

1,276	Brookfield Renewable Energy	37,817

23,569	Cameco	456,060

17,180	Canadian Natural Resources	517,765

1,194	Canadian Utilities, Class A	80,098

5,281	Cenovus Energy	186,283

51	Emera	1,782

10,679	Enbridge	424,704

7	Enbridge, Inc.	279

17,010	EnCana	383,204

1,369	Fortis	46,289

799	Gibson Energy	18,368

30	Nuveen Investments

Shares	Description (1)	Value
	Canada (continued)

226	Keyera	$10,970

47,010	Kinross Gold	466,923

80,372	Lundin Mining, (2)	418,457

46,559	Manulife Financial	576,400

14,860	Suncor Energy	499,593

44,820	Talisman Energy	507,997

1,351	TransCanada	61,106

1,184	Veresen	15,281

56	Westshore Terminals Investment	1,588

10,617	Yamana Gold	214,570
	Total Canada	6,222,908
	Chile – 0.1%

27,084	Aguas Andinas, Class A	18,232

26,230	Empresa Electrica Del Norte Grande	64,115

347	Empresa Nacional de Electricidad, ADR	16,611
	Total Chile	98,958
	China – 1.6%

292,000	Agile Property Holdings	331,936

6,766	ENN Energy Holdings	28,155

595,000	Industrial & Commercial Bank of China, Class H	393,849

40,706	Jiangsu Expressway, Class H	35,086

55,500	Ping An Insurance	439,700

10,000	Tencent Holdings	353,546
	Total China	1,582,272
	Czech Republic – 0.0%

279	CEZ AS	10,287
	Denmark – 0.6%

3,734	Novo Nordisk, Class B	601,751
	France – 3.5%

1,041	Aeroports de Paris	80,485

8,783	Alstom	299,969

47,549	AXA	755,896

19,231	Carrefour	464,623

2,910	DANONE	178,876

9,113	Groupe Eurotunnel	69,288

3,807	L’Oreal	484,905

5,361	Pernod Ricard SA	576,944

977	Rubis	59,594

6,987	Total SA	351,560

3,650	Vinci	161,537
	Total France	3,483,677
	Germany – 7.2%

15,733	Adidas	1,340,380

29,700	Aixtron	391,114

3,996	Allianz	495,460

Nuveen Investments	31

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Germany (continued)

9,249	Bayer	$805,475

11,290	Daimler	527,170

16,320	Deutsche Boerse	883,351

20,882	E.ON	474,468

2,755	Fraport Frankfurt Airport	161,546

1,073	Hamburger Hafen und Logistik	26,056

7,520	Henkel KGAA	600,512

7,662	Siemens	770,053

16,531	Symrise	594,265
	Total Germany	7,069,850
	Hong Kong – 2.7%

3,748	Beijing Enterprises Holdings	24,205

123,000	Belle International Holdings	229,175

30,990	Cheung Kong Holdings	457,849

43,802	Cheung Kong Infrastructure Holdings	256,593

204,652	China Everbright International	105,362

508,000	China Longyuan Power, Class H	331,017

39,227	China Merchants Holdings International	130,081

176,000	China Resources Land	401,959

246,000	China Unicom	401,850

4,925	CLP Holdings	42,005

22,301	COSCO Pacific	32,919

29,024	Guangdong Investment	23,743

41,552	Hong Kong & China Gas	110,447

13,084	MTR Corp.	51,154

13,367	NWS Holdings	20,180

1,800	Power Assets Holdings	15,306

42,334	Sinopec Kantons Holdings	31,573
	Total Hong Kong	2,665,418
	India – 0.4%

865	GAIL India, GDR	35,240

9,653	HDFC Bank, ADR	360,926

15,164	Power Grid	32,135
	Total India	428,301
	Ireland – 1.1%

14,552	Covidien	799,632

20,869	WPP	269,252
	Total Ireland	1,068,884
	Israel – 1.0%

15,683	NICE Systems, ADR, (2)	522,244

12,338	Teva Pharmaceutical Industries, ADR	498,702
	Total Israel	1,020,946
	Italy – 1.7%

5,886	Atlantia	97,118

17,558	Eni	403,038

32	Nuveen Investments

Shares	Description (1)	Value
	Italy (continued)

10,426	Hera	$17,568

92,200	Prada	751,871

8,346	Saipem	374,938
	Total Italy	1,644,533
	Japan – 11.6%

55,590	AMADA	282,024

18,230	Canon	588,713

203	CyberAgent	405,847

96	INPEX	547,163

4,195	Japan Airport Terminal	45,613

6,386	Kamigumi	51,517

30,300	KOMATSU	634,619

42,675	Mitsubishi	761,767

21,938	Mitsui Sumitomo Insurance Group	371,817

3,648	Nintendo	469,766

26,498	NKSJ Holdings	482,959

71,600	Rakuten	643,978

6,660	SMC	1,049,515

13,100	Softbank	414,678

8,625	Sugi Holdings	311,701

209,558	Sumitomo Mitsui Trust	635,263

39,290	Suzuki Motor	889,845

11,700	TERUMO	504,171

184,590	The Bank of Yokohama	848,610

25,688	THK Co. Ltd.	427,007

24,770	Tokyo Gas	131,250

22,900	Toyota Motor	879,225
	Total Japan	11,377,048
	Luxembourg – 0.5%

6,166	Millicom International Cellular	532,666

168	SES	4,649
	Total Luxembourg	537,315
	Malaysia – 0.2%

14	Petronas Gas Berhad	90

64,050	Sime Darby Berhad	205,650
	Total Malaysia	205,740
	Mexico – 0.0%

404	Grupo Aeroportuario del Sureste, ADR	39,014
	Netherlands – 1.2%

14,782	Heineken	911,325

3,876	Koninklijke Vopak	269,831
	Total Netherlands	1,181,156
	New Zealand – 0.2%

43,709	Auckland International Airport	96,516

4,800	Infratil	8,922

Nuveen Investments	33

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	New Zealand (continued)

7,320	Port of Tauranga	$77,959

1,335	Vector	2,986
	Total New Zealand	186,383
	Norway – 1.3%

2,633	Hafslund, Class B	21,244

81,410	Norsk Hydro	366,547

44,023	Telenor ASA	865,588
	Total Norway	1,253,379
	Philippines – 0.2%

80,867	International Container Terminal Services	139,375

28,023	Manila Water	19,727

218,321	Metro Pacific Investments	21,941
	Total Philippines	181,043
	Poland – 0.0%

2,291	PGE SA	12,414
	Singapore – 1.7%

89,477	CitySpring Infrastructure Trust	32,642

18,386	ComfortDelGro	25,473

660,249	Golden Agri-Resources	338,298

28,330	Hyflux	31,354

52,000	Oversea-Chinese Banking	387,933

29,145	Parkway Life, REIT	48,742

134,540	SembCorp Industries	600,014

16,463	Singapore Airport Terminal Services	37,655

91,225	Singapore Post	85,257

31,063	SMRT Corp. Ltd.	44,183
	Total Singapore	1,631,551
	South Africa – 0.7%

36,328	MTN Group	655,028
	South Korea – 0.9%

1,932	Hyundai Motor	397,702

754	Samsung Electronics, GDR, (3)	452,842
	Total South Korea	850,544
	Spain – 0.8%

5,815	Abertis Infraestructuras	87,581

21,332	Grifols, (2)	739,896
	Total Spain	827,477
	Sweden – 0.7%

75,687	Ericsson	665,252
	Switzerland – 9.2%

33,871	ABB Ltd. REG	610,282

10,710	Compagnie Financiere Richemont	694,603

26,978	Credit Suisse Group	625,422

117	Flughafen Zuerich	50,064

22,489	Foster Wheeler, (2)	500,830

34	Nuveen Investments

Shares	Description (1)	Value
	Switzerland (continued)

8,921	Holcim	$608,751

22,132	Nestle	1,404,490

14,045	Noble	530,058

14,912	Novartis	897,474

9,121	Roche Holding	1,754,076

33,159	UBS	497,047

52,826	Xstrata	834,669
	Total Switzerland	9,007,766
	Taiwan – 0.7%

41,650	Hiwin Technologies	268,043

134,620	Hon Hai Precision Industry	408,756
	Total Taiwan	676,799
	Turkey – 0.3%

57,330	Turkiye Garanti Bankasi	273,777
	United Kingdom – 13.9%

160,689	Aberdeen Asset Management	841,473

30,787	Anglo American	945,466

3,217	Aon	173,557

54,826	ARM Holdings	588,366

29,822	BG Group	552,241

13,559	BHP Billiton	434,447

11,979	BP, ADR	513,779

20,737	Centrica	108,459

52,398	Diageo	1,497,521

40,729	GlaxoSmithKline	911,304

15,451	HSBC Holdings, ADR	762,661

5,662	National Grid, ADR	322,791

9,331	Pennon Group	107,966

71,514	Prudential	979,225

9,140	Reckitt Benckiser Group	553,117

56,127	Rolls Royce Holdings	773,969

7,060	Serco Group	64,542

3,117	Severn Trent	80,783

4,204	Stagecoach Group	18,616

45,477	Standard Chartered	1,074,049

40,166	Vedanta Resources	735,040

29,558	Vodafone Group, ADR	804,569

24,394	Willis Group Holdings	821,346
	Total United Kingdom	13,665,287
	United States – 4.9%

5,055	American Tower, Class A	380,591

2,772	American Water Works	101,843

708	Aqua America	17,976

1,735	Atmos Energy	62,408

151	Boardwalk Pipeline Partners	4,027

Nuveen Investments	35

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	United States (continued)

1,998	Brookfield Infrastructure Partners	$68,631

7,705	Bunge	547,286

676	California Water Service Group	12,452

5,229	CMS Energy	127,169

4,014	Covanta Holding	72,975

1,113	Crown Castle International, (2)	74,293

589	Digital Realty Trust	36,182

2,375	Dominion Resources	125,353

132	Duke Energy	8,671

300	Edison International	14,082

513	Enbridge Energy Partners	15,390

1,983	Enterprise Products Partners	104,524

272	ITC Holdings	21,657

9,992	Kinder Morgan	346,822

335	Kinder Morgan Management	25,045

488	Middlesex Water Company	9,438

1,321	MPLX, (2)	35,997

1,490	NextEra Energy	104,389

4,621	NiSource	117,697

1,993	Northeast Utilities	78,325

269	Northwest Natural Gas	12,517

172	OGE Energy	9,904

157	Oiltanking Partners	5,501

214	PG&E	9,099

6,766	Philip Morris International	599,197

760	Piedmont Natural Gas	24,221

396	Pinnacle West Capital	20,976

277	Portland General Electric	7,590

5,091	Questar	103,042

121	SBA Communications, Class A, (2)	8,062

6,806	Schlumberger	473,221

390	Sempra Energy	27,203

78	SJW Corp.	1,891

263	South Jersey Industries	13,305

1,628	Southwest Gas	70,769

8,450	Spectra Energy	243,952

597	Standard Parking, (2)	13,641

741	UIL Holdings	26,802

4,289	Unitil	114,045

2,467	Waste Connections	80,992

2,340	Westar Energy	69,498

879	Western Gas Partners	44,811

1,864	WGL Holdings	74,131

3,739	Williams	130,828

2,928	Wisconsin Energy	112,640

36	Nuveen Investments

Shares	Description (1)(7)				Value
	United States (continued)

948	Xcel Energy				$26,782
	Total United States				4,837,843
	Total Common Stocks (cost $72,739,506)				77,984,576
	EXCHANGE-TRADED FUNDS – 9.5%

	United States – 9.5%

2,568	iShares MSCI EAFE Index Fund				137,568

237,640	iShares MSCI Malaysia Index Fund				3,559,847

55,000	iShares S&P Global Energy Sector Index Fund				2,140,600

31,478	Market Vectors Agribusiness ETF				1,614,192

6,766	Market Vectors Gold Miners ETF				357,583

40,000	Utilities Select Sector SPDR Fund				1,474,800

843	Vanguard MSCI Emerging Markets ETF				34,976
	Total Exchange-Traded Funds (cost $9,517,717)				9,319,566

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	SHORT-TERM INVESTMENTS – 10.5%

	Money Market Funds – 6.0%

5,910,363	State Street Institutional Liquid Reserves Fund	0.190%, (5)	N/A	N/A	$5,910,362
	U.S. Government and Agency Obligations – 4.5%

$700	U.S. Treasury Bills, (6)	0.113%	2/07/13	Aaa	699,786

3,740	U.S. Treasury Bills, (6)	0.118%	2/21/13	Aaa	3,738,635

$4,440	Total U.S. Government and Agency Obligations				4,438,421
	Total Short-Term Investments (cost $10,348,863)				10,348,783
	Total Investments (cost $92,606,086) – 99.3%				97,652,924
	Other Assets Less Liabilities – 0.7% (8)				665,983
	Net Assets – 100.0%				$98,318,907

Nuveen Investments	37

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2012

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional* Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	33	11/12	$2,818,721	$(26,183)
British Pound Currency	Short	(9)	12/12	(907,144)	(1,725)
DAX Index	Short	(2)	12/12	(471,213)	3,396
E-Mini MSCI Singapore Index	Long	5	11/12	282,177	(1,422)
FTSE 100 Index	Long	100	12/12	9,301,725	(131,773)
FTSE JSE Top 40	Short	(93)	12/12	(3,557,439)	(88,061)
H-Shares Index	Short	(43)	11/12	(2,942,568)	18,642
ISE 30	Short	(444)	12/12	(2,239,197)	(48,704)
Kospi2 Index	Short	(26)	12/12	(2,986,567)	64,834
Mexican Bolsa Index	Short	(31)	12/12	(986,962)	(17,800)
NASDAQ 100	Short	(54)	12/12	(2,851,740)	222,264
Nikkei 225 Index	Long	99	12/12	4,422,825	81,226
OMXS 30 Index	Long	258	11/12	4,088,076	(84,212)
S&P 500 Index	Long	3	12/12	1,055,100	(15,912)
S&P TSX 60 Index	Short	(5)	12/12	(710,889)	3,616
SGX S&P CNX Nifty	Short	(115)	11/12	(1,297,085)	28,292
SPI 200	Long	37	12/12	4,324,745	106,424
					$112,902
*	Total Notional Value of Long and Short positions were $26,293,369 and $18,950,804, respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.
(7)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2012.

N/A	Not applicable.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen International Select Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 83.1%

	Argentina – 0.1%

45,954	YPF Sociedad Anonima	$513,306
	Australia – 2.2%

28,294	APA Group	151,553

48,618	Australian Infrastructure Fund	149,890

32,379	BHP Billiton	1,151,183

72,755	DUET Group	157,845

591,544	Incitec Pivot	1,940,415

28,822	Macquarie Atlas Roads Group, (2)	46,225

47,721	Newcrest Mining	1,309,264

77,503	SP AusNet	85,279

134,680	Spark Infrastructure Group	236,271

185,456	Sydney Airport	652,621

174,316	Transurban Group	1,100,174

40,376	Woodside Petroleum	1,441,790

45,925	WorleyParsons	1,176,085
	Total Australia	9,598,595
	Austria – 0.0%

944	Oesterreichische Post	36,364
	Belgium – 0.4%

17,780	Anheuser-Busch InBev	1,486,660

1,049	Elia System Operator	42,863
	Total Belgium	1,529,523
	Brazil – 4.5%

392,743	Banco do Brasil	4,190,316

124,248	Cielo	3,074,007

42,300	Companhia de Bebidas das Americas, ADR	1,725,417

200,500	Companhia de Concessoes Rodoviarias	1,763,093

1,536	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	129,039

7,204	Companhia de Saneamento de Minas Gerais	170,040

4,487	Companhia Energetica de Minas Gerais, ADR	53,799

3,672	Companhia Paranaense de Energia-Copel, ADR	54,199

87,500	Companhia Siderurgica Nacional, ADR	476,000

11,728	Energias do Brasil	73,334

90,028	Itau Unibanco Holding, ADR	1,312,608

65,600	Natura Cosmeticos	1,748,967

7,056	Santos Brasil Participacoes	101,443

103,995	Souza Cruz	1,356,868

11,128	Transmissora Alianca de Energia Eletrica SA	367,089

160,400	Vale, ADR	2,938,528

12,818	Wilson Sons, BDR	177,971
	Total Brazil	19,712,718
	Canada – 4.9%

19,909	Agrium	2,101,196

1,628	ATCO, Class I	120,280

Nuveen Investments	39

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Canada (continued)

25,621	Bank of Nova Scotia	$1,393,270

5,029	Brookfield Renewable Energy	149,045

77,130	Cameco	1,492,466

53,310	Canadian Natural Resources	1,606,639

4,715	Canadian Utilities, Class A	316,300

16,387	Cenovus Energy	578,037

201	Emera	7,024

42,144	Enbridge	1,676,067

28	Enbridge	1,114

52,787	EnCana	1,189,194

38,800	First Quantum Minerals	872,150

5,404	Fortis	182,721

3,152	Gibson Energy	72,460

892	Keyera	43,298

145,880	Kinross Gold	1,448,941

249,400	Lundin Mining, (2)	1,298,503

114,670	Manulife Financial	1,419,615

45,700	Pacific Rubiales Energy	1,074,837

51,195	Suncor Energy	1,721,176

139,080	Talisman Energy	1,576,356

5,330	TransCanada	241,076

4,669	Veresen	60,259

231	Westshore Terminals Investment	6,550

32,949	Yamana Gold	665,899
	Total Canada	21,314,473
	Chile – 0.1%

106,837	Aguas Andinas, Class A	71,918

103,493	Empresa Electrica Del Norte Grande	252,973

1,370	Empresa Nacional de Electrcidad, ADR	65,582
	Total Chile	390,473
	China – 3.4%

1,304,000	Agile Property Holdings	1,482,344

13,300	Baidu, ADR, (2)	1,418,046

6,005,350	China Construction Bank, Class H	4,525,293

26,693	ENN Energy Holdings	111,077

2,617,000	Industrial & Commercial Bank of China, Class H	1,732,274

160,589	Jiangsu Expressway, Class H	138,416

19,500	NetEase.com, ADR, (2)	1,053,000

243,000	Ping An Insurance	1,925,175

44,200	Tencent Holdings	1,562,674

237,600	Weichai Power, Class H	841,558

15,600	Wynn Macau	44,183
	Total China	14,834,040
	Czech Republic – 0.0%

1,099	CEZ	40,519

40	Nuveen Investments

Shares	Description (1)	Value
	Denmark – 0.3%

8,052	Novo Nordisk, Class B	$1,297,615
	Egypt – 0.7%

187,516	Commercial International Bank	1,162,676

10,883	Eastern Tobacco	163,641

35,475	Orascom Construction Industries, (2)	1,498,568
	Total Egypt	2,824,885
	France – 2.4%

4,112	Aeroports de Paris	317,919

27,250	Alstom	930,679

114,144	AXA	1,814,569

59,674	Carrefour	1,441,730

9,030	DANONE	555,070

35,958	Groupe Eurotunnel SA	273,395

11,809	L’Oreal	1,504,135

12,987	Pernod Ricard SA	1,397,644

3,856	Rubis	235,202

21,683	Total SA	1,091,007

14,407	Vinci	637,608
	Total France	10,198,958
	Germany – 4.6%

36,803	Adidas	3,135,448

67,963	Aixtron	894,992

12,404	Allianz	1,537,960

20,139	Bayer	1,753,862

35,040	Daimler	1,636,142

50,642	Deutsche Boerse	2,741,095

65,314	E.ON	1,484,024

10,872	Fraport Frankfurt Airport	637,507

4,232	Hamburger Hafen und Logistik	102,767

23,336	Henkel KGAA	1,863,504

23,775	Siemens	2,389,456

51,300	Symrise	1,844,159
	Total Germany	20,020,916
	Hong Kong – 3.6%

14,800	Beijing Enterprises Holdings	95,579

540,000	Belle International Holdings	1,006,135

96,983	Cheung Kong Holdings	1,432,836

172,836	Cheung Kong Infrastructure Holdings	1,012,478

807,343	China Everbright International	415,649

2,203,000	China Longyuan Power, Class H	1,435,494

154,776	China Merchants Holdings International	513,254

48,611	China Mobile Limited	2,692,563

782,000	China Resources Land	1,785,976

1,068,000	China Unicom	1,744,618

19,436	CLP Holdings	165,769

655,000	CNOOC Limited	1,360,701

Nuveen Investments	41

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Hong Kong (continued)

87,994	COSCO Pacific	$129,890

114,505	Guangdong Investment	93,672

163,960	Hong Kong & China Gas	435,813

1,741,000	Huabao International Holdings	869,371

51,614	MTR Corp.	201,793

52,554	NWS Holdings	79,339

7,104	Power Assets Holdings	60,407

167,047	Sinopec Kantons Holdings	124,584
	Total Hong Kong	15,655,921
	Hungary – 0.4%

96,558	OTP Bank	1,832,734
	India – 2.0%

137,031	Bank of India	704,323

276,445	Bharat Heavy Electricals	1,155,216

3,414	GAIL India, GDR	139,086

42,457	HDFC Bank, ADR	1,587,467

12,400	Infosys Technologies – ADR	538,408

159,442	Jindal Steel & Power	1,151,023

59,780	Power Grid	126,683

124,207	Punjab National Bank	1,704,888

56,061	Tata Consultancy Services	1,370,913
	Total India	8,478,007
	Indonesia – 1.9%

2,355,066	Bank of Mandiri	2,022,831

698,300	Semen Gresik Persero	1,083,256

287,700	Tambang Batubara Bukit Asam	479,250

78,200	Telekomunikasi Indonesia – ADR	3,178,830

739,019	United Tractors	1,623,458
	Total Indonesia	8,387,625
	Ireland – 0.8%

45,160	Covidien	2,481,542

64,757	WPP PLC	835,497
	Total Ireland	3,317,039
	Israel – 0.5%

34,591	NICE Systems, ADR, (2)	1,151,880

26,827	Teva Pharmaceutical Industries, ADR	1,084,347
	Total Israel	2,236,227
	Italy – 1.0%

23,218	Atlantia	383,095

51,825	Eni	1,189,627

41,085	Hera	69,228

187,500	Prada	1,529,022

23,301	Saipem	1,046,781
	Total Italy	4,217,753

42	Nuveen Investments

Shares	Description (1)	Value
	Japan – 7.4%

172,732	AMADA	$876,318

42,600	Canon	1,375,708

550	CyberAgent	1,099,587

297	INPEX	1,692,785

16,549	Japan Airport Terminal	179,939

25,193	Kamigumi	203,235

64,100	KOMATSU	1,342,543

132,487	Mitsubishi	2,364,950

68,085	Mitsui Sumitomo Insurance Group	1,153,940

11,316	Nintendo	1,457,203

82,302	NKSJ Holdings	1,500,055

141,700	Rakuten	1,274,466

18,794	SMC Corp.	2,961,650

35,300	Softbank	1,117,413

26,783	Sugi Holdings	967,919

650,669	Sumitomo Mitsui Trust	1,972,465

121,980	Suzuki Motor	2,762,619

23,500	TERUMO	1,012,652

572,931	The Bank of Yokohama	2,633,918

79,762	THK Co. LTD	1,325,870

97,741	Tokyo Gas	517,906

59,800	Toyota Motor	2,295,966
	Total Japan	32,089,107
	Luxembourg – 0.4%

13,032	Millicom International Cellular	1,125,803

21,755	Oriflame Cosmetics, SDR	600,215

662	SES	18,319
	Total Luxembourg	1,744,337
	Malaysia – 0.4%

52,700	British American Tobacco	1,094,139

56	Petronas Gas Berhad	360

198,780	Sime Darby Berhad	638,236
	Total Malaysia	1,732,735
	Mexico – 1.3%

71,000	America Movil, Series L, ADR	1,795,590

1,595	Grupo Aeroportuario del Sureste, ADR	154,029

493,017	Grupo Mexico, Series B	1,581,389

55,900	Grupo Televisa, ADR	1,263,340

437,100	Kimberly-Clark de Mexico, Series A	1,059,535
	Total Mexico	5,853,883
	Netherlands – 0.9%

45,873	Heineken	2,828,118

15,298	Koninklijke Vopak	1,064,983
	Total Netherlands	3,893,101

Nuveen Investments	43

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	New Zealand – 0.2%

172,417	Auckland International Airport	$380,723

18,947	Infratil	35,215

28,877	Port of Tauranga	307,543

5,250	Vector	11,744
	Total New Zealand	735,225
	Norway – 0.8%

10,469	Hafslund, Class B	84,467

252,624	Norsk Hydro	1,137,435

107,213	Telenor ASA	2,108,042
	Total Norway	3,329,944
	Philippines – 0.8%

319,101	International Container Terminal Services	549,974

110,370	Manila Water	77,697

860,808	Metro Pacific Investments	86,509

42,600	Philippine Long Distance Telephone, ADR	2,706,378
	Total Philippines	3,420,558
	Poland – 0.0%

9,037	PGE SA	48,969
	Russia – 2.6%

164,693	Gazprom OAO, ADR, (2)	1,504,471

16,500	LUKOIL, ADR	997,425

30,771	Magnit, GDR, (2), (3)	875,346

132,550	Mobile TeleSystems, ADR	2,271,907

1,356,308	Sberbank	3,973,982

326,236	TNK-BP Holding, (3)	667,127

23,624	Uralkali, GDR, Class S	925,588
	Total Russia	11,215,846
	Singapore – 1.1%

352,743	CitySpring Infrastructure Trust	128,686

72,508	ComfortDelGro	100,458

2,049,087	Golden Agri-Resources	1,049,909

111,784	Hyflux	123,716

140,000	Oversea-Chinese Banking	1,044,434

114,969	Parkway Life, REIT	192,275

348,484	SembCorp Industries	1,554,151

64,958	Singapore Airport Terminal Services	148,576

359,856	Singapore Post	336,314

122,549	SMRT Corp. Ltd.	174,309
	Total Singapore	4,852,828
	South Africa – 3.9%

81,397	Bidvest Group	1,942,774

112,730	MTN Group	2,032,628

309,063	Murray & Roberts Holdings	800,223

60,761	Nedbank Group	1,254,365

261,492	Pretoria Portland Cement	874,288

44	Nuveen Investments

Shares	Description (1)	Value
	South Africa (continued)

255,520	Sanlam	$1,141,355

140,721	Shoprite Holdings	2,893,734

79,221	Standard Bank Group	978,635

38,170	Tiger Brands	1,213,248

147,236	Truworths International	1,603,003

82,449	Vodacom Group	1,039,331

150,339	Woolworths Holdings	1,133,960
	Total South Africa	16,907,544
	South Korea – 5.2%

1,145	Hite Jinro	33,859

8,395	Hyundai Mobis	2,139,932

8,488	Hyundai Motor	1,747,255

66,380	KB Financial Group	2,258,113

258,002	Korea Life Insurance	1,819,215

28,796	KT&G	2,194,157

8,151	NHN Corp.	1,887,152

3,062	Samsung Electronics	3,677,994

3,276	Samsung Electronics, GDR, (3)	1,967,522

91,666	Shinhan Financial Group, ADR	3,147,709

43,557	Woongjin Coway	1,585,561
	Total South Korea	22,458,469
	Spain – 0.4%

22,952	Abertis Infraestructuras	345,685

44,020	Grifols, (2)	1,526,824
	Total Spain	1,872,509
	Sweden – 0.5%

234,863	Ericsson	2,064,333
	Switzerland – 5.8%

88,864	ABB Ltd. Reg	1,601,136

22,363	Compagnie Financiere Richemont	1,450,365

61,628	Credit Suisse Group	1,428,700

465	Flughafen Zuerich	198,972

69,783	Foster Wheeler, (2)	1,554,067

22,418	Holcim	1,529,758

63,108	Nestle	4,004,813

43,580	Noble	1,644,709

46,277	Novartis	2,785,167

24,929	Roche Holding	4,794,141

102,896	UBS	1,542,390

154,281	Xstrata	2,437,693
	Total Switzerland	24,971,911
	Taiwan – 2.1%

164,850	Hiwin Technologies	1,060,909

981,947	Hon Hai Precision Industry	2,981,556

104,706	HTC	756,282

95,150	MediaTek	1,056,951

1,085,961	Taiwan Semiconductor Manufacturing	3,297,382
	Total Taiwan	9,153,080

Nuveen Investments	45

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Thailand – 0.8%

774,800	CP ALL, (3)	$1,004,839

186,200	PTT Exploration and Production Public Company, (3)	1,008,457

110,000	Siam Cement	1,492,985
	Total Thailand	3,506,281
	Turkey – 2.2%

342,169	Akbank T.A.S.	1,649,282

341,027	Koc Holding	1,601,924

170,200	Turkcell Iletisim Hizmetleri, ADR, (2)	2,585,338

177,900	Turkiye Garanti Bankasi	849,553

878,255	Turkiye Is Bankasi, Class C	2,988,762
	Total Turkey	9,674,859
	United Kingdom – 8.4%

361,544	Aberdeen Asset Management	1,893,282

92,013	Anglo American	2,825,709

9,982	Aon	538,529

128,781	ARM Holdings	1,382,016

97,023	BG Group	1,796,664

37,171	BP, ADR	1,594,264

81,826	Centrica	427,967

144,363	Diageo	4,125,855

126,385	GlaxoSmithKline	2,827,841

33,595	HSBC Holdings, ADR	1,658,249

22,340	National Grid, ADR	1,273,603

36,881	Pennon Group	426,738

157,663	Prudential	2,158,843

20,901	Reckitt Benckiser Group	1,264,847

138,756	Rolls-Royce Group	1,913,389

27,861	Serco Group	254,704

12,298	Severn Trent	318,728

16,590	Stagecoach Group	73,463

119,487	Standard Chartered	2,821,973

108,817	Vedanta Resources	1,991,358

91,723	Vodafone Group, ADR	2,496,700

75,700	Willis Group Holdings	2,548,819
	Total United Kingdom	36,613,541
	United States – 4.1%

19,951	American Tower, Class A	1,502,111

10,941	American Water Works	401,972

2,791	Aqua America	70,863

6,847	Atmos Energy	246,287

595	Boardwalk Pipeline Partners	15,869

7,888	Brookfield Infrastructure Partners	270,953

23,910	Bunge	1,698,327

2,672	California Water Service Group	49,218

20,631	CMS Energy	501,746

46	Nuveen Investments

Shares	Description (1)	Value
	United States (continued)

15,836	Covanta Holding	$287,898

4,394	Crown Castle International, (2)	293,300

2,325	Digital Realty Trust Inc	142,825

9,372	Dominion Resources	494,654

519	Duke Energy	34,093

1,185	Edison International	55,624

2,025	Enbridge Energy Partners	60,750

7,830	Enterprise Products Partners	412,719

1,072	ITC Holdings	85,353

39,430	Kinder Morgan	1,368,615

1,323	Kinder Morgan Management	98,815

1,928	Middlesex Water Company	37,288

5,216	MPLX, (2)	142,136

5,881	NextEra Energy	412,023

18,236	NiSource	464,471

7,864	Northeast Utilities	309,055

1,060	Northwest Natural Gas	49,322

680	OGE Energy	39,154

622	Oiltanking Partners	21,795

846	PG&E	35,972

20,999	Philip Morris International	1,859,671

2,997	Piedmont Natural Gas	95,514

1,564	Pinnacle West Capital	82,845

1,095	Portland General Electric	30,003

20,086	Questar	406,541

477	SBA Communications, Class A, (2)	31,783

21,120	Schlumberger	1,468,474

1,542	Sempra Energy	107,555

308	SJW Corp	7,466

1,037	South Jersey Industries	52,462

6,424	Southwest Gas	279,251

33,335	Spectra Energy	962,381

2,356	Standard Parking, (2)	53,835

2,926	UIL Holdings	105,833

16,914	Unitil	449,743

9,738	Waste Connections	319,699

9,234	Westar Energy	274,250

3,465	Western Gas Partners	176,646

7,358	WGL Holdings	292,628

14,745	Williams	515,928

11,555	Wisconsin Energy Corp	444,521

3,741	Xcel Energy	105,683
	Total United States	17,725,920
	Total Common Stocks (cost $335,838,158)	360,302,671

Nuveen Investments	47

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2012

Shares	Description (1)(7)				Value
	EXCHANGE-TRADED FUNDS – 9.4%

	United States – 9.4%

7,730	iShares MSCI EAFE Index Fund				$414,096

1,020,000	iShares MSCI Malaysia Index Fund				15,279,600

190,000	iShares S&P Global Energy Sector Index Fund				7,394,800

75,000	Market Vectors Agribusiness ETF				3,846,000

45,000	Market Vectors Gold Miners ETF				2,378,250

325,000	Market Vectors Russia ETF				9,048,000

60,000	Utilities Select Sector SPDR Fund				2,212,200

2,910	Vanguard MSCI Emerging Markets ETF				120,736
	Total Exchange-Traded Funds (cost $41,868,920)				40,693,682

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	SHORT-TERM INVESTMENTS – 7.2%

	Money Market Funds – 4.0%

17,339,361	State Street Institutional Liquid Reserves Fund	0.190%, (5)	N/A	N/A	$17,339,361
	U.S. Government and Agency Obligations – 3.2%

$2,500	U.S. Treasury Bills, (6)	0.113%	2/07/13	Aaa	2,499,235

11,250	U.S. Treasury Bills, (6)	0.118%	2/21/13	Aaa	11,245,894

$13,750	Total U.S. Government and Agency Obligations				13,745,129
	Total Short-Term Investments (cost $31,084,783)				31,084,490
	Total Investments (cost $408,791,861) – 99.7%				432,080,843
	Other Assets Less Liabilities – 0.3% (8)				1,247,475
	Net Assets – 100.0%				$433,328,318

48	Nuveen Investments

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional* Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	55	11/12	$4,697,869	$(43,639)
British Pound Currency	Short	(9)	12/12	(907,144)	(1,725)
DAX Index	Short	(35)	12/12	(8,246,222)	79,069
Dollar Index	Long	240	12/12	19,196,882	146,762
Euro FX Currency	Short	(24)	12/12	(3,890,100)	(18,850)
FTSE 100 Index	Long	411	12/12	38,230,090	(541,582)
FTSE JSE Top 40	Short	(481)	12/12	(18,399,228)	(455,446)
H-Shares Index	Long	45	11/12	3,079,432	(16,038)
Kospi2 Index	Short	(42)	12/12	(4,824,454)	104,731
Mexican Bolsa Index	Short	(169)	12/12	(5,380,535)	(97,036)
MSCI Taiwan Index	Long	237	11/12	6,060,090	(59,764)
NASDAQ 100	Short	(373)	12/12	(19,698,130)	1,535,268
Nikkei 225 Index	Long	304	12/12	13,581,200	249,432
OMXS 30 Index	Long	735	11/12	11,646,263	(239,906)
Russell 2000 Mini Index	Short	(137)	12/12	(11,183,310)	487,926
S&P 500 Index	Short	(26)	12/12	(9,144,200)	283,946
S&P TSX 60 Index	Long	159	12/12	22,606,258	(116,486)
SET50 Index	Short	(100)	12/12	(2,871,452)	12,450
SGX S&P CNX Nifty	Short	(435)	11/12	(4,906,365)	107,010
SPI 200	Long	149	12/12	17,415,866	428,568
ISE 30	Short	(1,970)	12/12	(9,926,932)	(216,099)
				$37,135,878	$1,628,591
*	Total Notional Value of Long and Short positions were $136,513,950 and $99,378,072, respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.
(7)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2012.

N/A	Not applicable.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 93.5%

	Aerospace & Defense – 2.8%

12,635	Exelis Inc.	$139,743

7,963	General Dynamics Corporation	542,121

7,172	Honeywell International Inc.	439,213

2,000	Lockheed Martin Corporation	187,340

2,776	Northrop Grumman Corporation, (2)	190,683

4,705	Raytheon Company	266,115

4,248	United Technologies Corporation	332,024
	Total Aerospace & Defense	2,097,239
	Air Freight & Logistics – 0.3%

3,101	United Parcel Service, Inc., Class B	227,148
	Auto Components – 0.4%

13,037	Johnson Controls, Inc.	335,703
	Beverages – 1.6%

20,690	Coca-Cola Company	769,254

5,825	PepsiCo, Inc.	403,323
	Total Beverages	1,172,577
	Biotechnology – 0.6%

5,380	Amgen Inc.	465,612
	Capital Markets – 2.1%

1,270	Ameriprise Financial, Inc.	74,130

27,619	Ares Capital Corporation	482,228

435	BlackRock Inc.	82,511

342	Franklin Resources, Inc.	43,708

2,065	Goldman Sachs Group, Inc.	252,735

21,879	Invesco LTD	532,097

1,950	Morgan Stanley	33,891

899	State Street Corporation	40,068

314	T. Rowe Price Group Inc.	20,391
	Total Capital Markets	1,561,759
	Chemicals – 1.1%

1,961	Air Products & Chemicals Inc.	152,036

1,138	Cabot Corporation	40,695

6,944	Dow Chemical Company, (2)	203,459

6,696	E.I. Du Pont de Nemours and Company, (2)	298,106

276	Monsanto Company	23,755

902	Praxair, Inc.	95,801
	Total Chemicals	813,852
	Commercial Banks – 2.3%

5,256	BB&T Corporation, (2)	152,161

5,872	First Niagara Financial Group Inc.	48,620

637	M&T Bank Corporation	66,312

4,885	PNC Financial Services Group, Inc.	284,258

35,077	Wells Fargo & Company	1,181,744
	Total Commercial Banks	1,733,095

50	Nuveen Investments

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.7%

2,277	ADT Corporation	$94,518

1,897	Cintas Corporation	79,314

13,038	Tyco International Ltd.	350,331
	Total Commercial Services & Supplies	524,163
	Communications Equipment – 2.6%

50,261	Cisco Systems, Inc.	861,474

3,636	Harris Corporation	166,456

2,558	Polycom Inc., (3)	25,631

15,181	QUALCOMM, Inc.	889,227
	Total Communications Equipment	1,942,788
	Computers & Peripherals – 5.2%

5,303	Apple, Inc.	3,155,815

17,374	Dell Inc.	160,362

12,197	EMC Corporation, (3)	297,851

17,849	Hewlett-Packard Company, (2)	247,209
	Total Computers & Peripherals	3,861,237
	Consumer Finance – 0.4%

4,597	American Express Company	257,294

318	Discover Financial Services	13,038
	Total Consumer Finance	270,332
	Diversified Financial Services – 2.6%

47,571	Bank of America Corporation	443,362

6,198	CME Group, Inc., (2)	346,654

26,711	JPMorgan Chase & Co.	1,113,314

1,476	New York Stock Exchange Euronext, (2)	36,546
	Total Diversified Financial Services	1,939,876
	Diversified Telecommunication Services – 4.2%

56,146	AT&T Inc., (2)	1,942,090

26,900	Verizon Communications Inc., (2)	1,200,816
	Total Diversified Telecommunication Services	3,142,906
	Electric Utilities – 1.2%

5,179	Duke Energy Corporation, (2)	340,209

11,826	Exelon Corporation	423,134

2,325	Pinnacle West Capital Corporation	123,155
	Total Electric Utilities	886,498
	Electrical Equipment – 0.5%

6,477	Emerson Electric Company	313,681

566	Roper Industries Inc., (2)	61,790
	Total Electrical Equipment	375,471
	Electronic Equipment & Instruments – 1.5%

3,949	Amphenol Corporation, Class A, (2)	237,453

37,896	AVX Group	372,897

28,933	Corning Incorporated	339,963

6,067	FLIR Systems Inc.	117,882

2,718	Ingram Micro, Inc., Class A, (3)	41,314

Nuveen Investments	51

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Electronic Equipment & Instruments (continued)

2,548	Jabil Circuit Inc.	$44,182
	Total Electronic Equipment & Instruments	1,153,691
	Energy Equipment & Services – 1.8%

3,448	Baker Hughes Incorporated	144,713

2,162	Ensco PLC, (2)	125,007

7,455	Halliburton Company	240,722

2,517	National-Oilwell Varco Inc.	185,503

303	Noble Corporation, (3)	11,435

9,517	Schlumberger Limited	661,717
	Total Energy Equipment & Services	1,369,097
	Food & Staples Retailing – 1.3%

224	Costco Wholesale Corporation	22,048

4,686	CVS Caremark Corporation, (2)	217,430

2,520	Walgreen Co.	88,780

8,296	Wal-Mart Stores, Inc.	622,366
	Total Food & Staples Retailing	950,624
	Food Products – 0.7%

7,740	Archer-Daniels-Midland Company	207,742

2,413	ConAgra Foods, Inc.	67,178

303	General Mills, Inc.	12,144

1,751	Kraft Foods Inc.	79,635

5,253	Mondelez International Inc.	139,415
	Total Food Products	506,114
	Health Care Equipment & Supplies – 2.3%

6,316	Baxter International, Inc.	395,571

5,496	Covidien PLC	302,005

12,515	Medtronic, Inc.	520,374

3,248	Saint Jude Medical Inc.	124,268

4,117	Stryker Corporation	216,554

2,147	Zimmer Holdings, Inc.	137,859
	Total Health Care Equipment & Supplies	1,696,631
	Health Care Providers & Services – 2.1%

5,382	Aetna Inc., (2)	235,193

5,307	Cardinal Health, Inc.	218,277

852	CIGNA Corporation	43,452

7,072	HCA Holdings Inc., (3)	200,916

947	Humana Inc.	70,334

1,367	McKesson HBOC Inc.	127,555

2,085	Patterson Companies, Inc.	69,639

6,027	UnitedHealth Group Incorporated	337,512

4,001	Wellpoint Inc., (2)	245,181
	Total Health Care Providers & Services	1,548,059
	Hotels, Restaurants & Leisure – 0.6%

785	Carnival Corporation, ADR	29,736

52	Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

4,628	McDonald’s Corporation, (2)	$401,710
	Total Hotels, Restaurants & Leisure	431,446
	Household Durables – 0.4%

7,619	Garmin Limited, (2)	289,446
	Household Products – 1.5%

15,917	Procter & Gamble Company, (2)	1,102,093
	Industrial Conglomerates – 3.0%

5,094	3M Co.	446,234

6,063	Danaher Corporation, (2)	313,639

70,150	General Electric Company	1,477,359
	Total Industrial Conglomerates	2,237,232
	Insurance – 8.0%

5,680	Ace Limited	446,732

10,923	AFLAC Incorporated	543,747

7,753	American International Group, (3)	270,812

2,898	American National Insurance Company, (2)	211,728

656	AON PLC	35,391

10,245	Berkshire Hathaway Inc., Class B, (3)	884,656

3,559	CNA Financial Corporation	104,563

3,266	Lincoln National Corporation, (2)	80,964

10,796	Loews Corporation	456,455

5,773	Marsh & McLennan Companies, Inc.	196,455

2,359	Mercury General Corporation	95,610

14,497	MetLife, Inc.	514,499

20,346	Principal Financial Group, Inc.	560,329

5,480	Protective Life Corporation	149,604

10,327	Prudential Financial, Inc.	589,155

3,659	Reinsurance Group of America Inc.	193,634

3,360	Travelers Companies, Inc.	238,358

17,936	Unum Group	363,742
	Total Insurance	5,936,434
	Internet & Catalog Retail – 0.4%

1,155	Amazon.com, Inc., (2), (3)	268,907
	Internet Software & Services – 1.9%

6,675	eBay Inc., (3)	322,336

1,557	Google Inc., Class A, (3)	1,058,402

378	Yahoo! Inc., (3)	6,354
	Total Internet Software & Services	1,387,092
	IT Services – 6.1%

8,000	Accenture Limited	539,280

13,042	Automatic Data Processing, Inc., (2)	753,697

8,961	Broadridge Financial Solutions, Inc.	205,655

1,052	Cognizant Technology Solutions Corporation, Class A, (3)	70,116

6,690	Fidelity National Information Services	219,900

2,016	Fiserv, Inc., (2), (3)	151,079

Nuveen Investments	53

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	IT Services (continued)

14,332	Genpact Limited, (2)	$252,387

7,653	International Business Machines Corporation (IBM), (2)	1,488,738

17,525	Paychex, Inc.	568,336

6,032	SAIC, Inc.	66,292

6,695	Total System Services Inc.	150,571

3,339	Western Union Company	42,405
	Total IT Services	4,508,456
	Leisure Equipment & Products – 0.1%

1,890	Mattel, Inc.	69,514
	Life Sciences Tools & Services – 0.8%

5,076	Agilent Technologies, Inc., (2)	182,685

2,274	PerkinElmer Inc., (2)	70,335

6,244	Thermo Fisher Scientific, Inc.	381,259
	Total Life Sciences Tools & Services	634,279
	Machinery – 0.4%

1,610	Caterpillar Inc.	136,544

2,186	Dover Corporation	127,269

563	Eaton Corporation, (2)	26,585

948	Timken Company	37,437
	Total Machinery	327,835
	Media – 2.6%

19,171	Comcast Corporation, Class A	719,104

6,366	Interpublic Group Companies, Inc.	64,297

1,625	McGraw-Hill Companies, Inc.	89,830

6,744	News Corporation, Class A, (2)	161,316

4,342	Omnicom Group, Inc.	208,025

2,503	Thomson Corporation	70,735

3,498	Time Warner Inc., (2)	151,988

1,389	Viacom Inc., Class B	71,214

7,614	Walt Disney Company, (2)	373,619
	Total Media	1,910,128
	Metals & Mining – 0.6%

1,378	Reliance Steel & Aluminum Company	74,881

9,917	Southern Copper Corporation	377,838
	Total Metals & Mining	452,719
	Multiline Retail – 0.4%

4,364	Target Corporation	278,205
	Multi-Utilities – 0.4%

2,446	DTE Energy Company	151,897

5,430	Public Service Enterprise Group Incorporated	173,977
	Total Multi-Utilities	325,874
	Office Electronics – 0.3%

33,440	Xerox Corporation	215,354
	Oil, Gas & Consumable Fuels – 8.3%

16,796	Chevron Corporation	1,851,087

54	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

10,329	ConocoPhillips	$597,533

32,214	Exxon Mobil Corporation	2,936,950

3,906	Marathon Oil Corporation	117,414

3,409	Marathon Petroleum Corporation	187,256

5,851	Occidental Petroleum Corporation	461,995

1,078	Phillips 66	50,838
	Total Oil, Gas & Consumable Fuels	6,203,073
	Pharmaceuticals – 8.0%

15,584	Abbott Laboratories	1,021,064

11,150	Bristol-Myers Squibb Company	370,738

11,897	Eli Lilly and Company	578,551

19,112	Johnson & Johnson, (2)	1,353,512

22,611	Merck & Company Inc., (2)	1,031,740

63,882	Pfizer Inc.	1,588,745
	Total Pharmaceuticals	5,944,350
	Professional Services – 0.3%

4,580	Equifax Inc.	229,183
	Real Estate Investment Trust – 2.4%

28,536	Annaly Capital Management Inc., (2)	460,571

11,894	CommonWealth REIT	163,067

17,279	Hatteras Financial Corp.	471,198

3,252	Hospitality Properties Trust	75,186

78,774	MFA Mortgage Investments, Inc.	643,584
	Total Real Estate Investment Trust	1,813,606
	Road & Rail – 0.2%

1,373	Ryder System, Inc.	61,950

460	Union Pacific Corporation	56,594
	Total Road & Rail	118,544
	Semiconductors & Equipment – 0.7%

22,619	Intel Corporation	489,136
	Software – 3.3%

8,959	CA Inc.	201,757

56,359	Microsoft Corporation	1,608,204

20,909	Oracle Corporation	649,224
	Total Software	2,459,185
	Specialty Retail – 1.1%

10,060	Home Depot, Inc.	617,483

6,176	Lowe’s Companies, Inc.	199,979

96	TJX Companies, Inc.	3,996
	Total Specialty Retail	821,458
	Thrifts & Mortgage Finance – 0.5%

24,688	New York Community Bancorp Inc.	342,176
	Tobacco – 2.6%

19,103	Altria Group, Inc.	607,475

8,312	Philip Morris International	736,111

Nuveen Investments	55

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2012

Shares	Description (1)				Value
	Tobacco (continued)

13,747	Reynolds American Inc., (2)				$572,425
	Total Tobacco				1,916,011
	Wireless Telecommunication Services – 0.3%

5,763	Telephone and Data Systems Inc.				143,326

1,348	United States Cellular Corporation, (3)				49,864
	Total Wireless Telecommunication Services				193,190
	Total Common Stocks (cost $61,370,588)				69,479,398

Shares	Description (1)				Value
	WARRANTS – 0.0%

2,465	Kinder Morgan Inc., Uncovered Equity Options Warrant				$9,490
	Total Warrants (cost $4,696)				9,490

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.3%

	Money Market Funds – 20.3%

15,103,105	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)				$15,103,105
	Total Investments Purchased with Collateral from Securities Lending (cost $15,103,105)				15,103,105

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 6.6%

	Money Market Funds – 5.9%

4,415,617	First American Treasury Obligations Fund, Class Z	0.004%, (4)	N/A	N/A	$4,415,617
	U.S. Government and Agency Obligations – 0.7%

$500	U.S. Treasury Bills (7)	0.018%	2/21/13	Aaa	499,817
	Total Short-Term Investments (cost $4,915,422)				4,915,434
	Total Investments (cost $81,393,811) – 120.4%				89,507,427
	Other Assets Less Liabilities – (20.4)% (8)				(15,138,377)
	Net Assets – 100%				$74,369,050

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	12	12/12	$4,220,400	$(115,198)

56	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $14,586,883.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2012.
NA	Not Applicable.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen Tactical Market Opportunities Fund

October 31, 2012

Shares		Description (1)(7)				Value
		EXCHANGE-TRADED FUNDS – 15.6%

377,000		iShares FTSE NAREIT Mortgage Plus Capped Index Fund				$5,572,060

42,000		iShares MSCI Brazil Index Fund				2,239,440

132,000		iShares MSCI Malaysia Index Fund				1,977,360

35,000		iShares S&P GSCI Commodity-Indexed Trust, (8)				1,135,400

39,000		iShares S&P Short Term National AMT-Free Municipal Bond Fund				4,162,860

392,000		Market Vectors Emerging Markets Local Currency Bond ETF				10,486,000

51,000		Market Vectors Gold Miners ETF				2,695,350

100,000		Market Vectors Russia ETF				2,784,000

4,000		PowerShares DB Gold Fund, (8)				236,680

86,000		PowerShares Senior Loan Portfolio Fund				2,136,240

14,000		SPDR S&P 500 ETF				1,976,520

109,000		SPDR Barclays Capital High Yield Bond ETF				4,395,970

27,500		SPDR S&P Emerging Markets Dividend ETF				1,191,025

30,000		SPDR S&P International Dividend ETF				1,361,700
		Total Exchange-Traded Funds (cost $41,135,700)				42,350,605

Principal Amount (000) (2)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		SOVEREIGN DEBT – 2.9%

		Mexico – 2.9%

750		United Mexican States	5.875%	1/15/14	Baa1	$793,125

810	MXN	Mexican Bonos	7.750%	11/13/42	A–	7,056,662
		Total Sovereign Debt (cost $7,889,290)				7,849,787

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.0%

$4,000		U.S. Treasury Bonds	4.500%	8/15/39	Aaa	$5,364,376
$4,000		Total U.S. Government and Agency Obligations (cost $4,297,802)				5,364,376

Shares/ Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		SHORT-TERM INVESTMENTS – 77.9%

		Money Market Funds – 58.1%

157,150,939		First American Treasury Obligations Fund, Class Z	0.004%, (4)	N/A	N/A	$157,150,939
		U.S. Government and Agency Obligations – 19.8%

$1,000		U.S. Treasury Bills, (5)	0.113%	2/07/13	Aaa	999,694

6,600		U.S. Treasury Bills, (5)	0.118%	2/21/13	Aaa	6,597,591

30,000		U.S. Treasury Bills, (5)	0.138%	4/11/13	Aaa	29,981,550

16,000		U.S. Treasury Bills, (5)	0.143%	4/25/13	Aaa	15,988,736

$53,600		Total U.S. Government and Agency Obligations				53,567,571
		Total Short-Term Investments (cost $210,717,216)				210,718,510
		Total Investments (cost $264,040,008) – 98.4%				266,283,278
		Other Assets Less Liabilities – 1.6% (6)				4,221,905
		Net Assets – 100%				$270,505,183

58	Nuveen Investments

Investments in Derivatives at October 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional* Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	48	11/12	$4,099,959	$(38,084)
Australian 3-Year Bond	Long	372	12/12	37,638,674	108,338
Australian 10-Year Bond	Long	198	12/12	19,927,637	545,045
Australian Dollar Currency	Short	(35)	12/12	(3,619,000)	41,505
DAX Index	Short	(29)	12/12	(6,832,584)	83,073
Dollar Index	Long	105	12/12	8,398,636	64,208
E-Mini MSCI Emerging Markets Index	Long	81	12/12	4,009,500	(135,444)
Euro-Schatz	Short	(116)	12/12	(16,644,027)	18,910
FTSE 100 Index	Long	12	12/12	1,116,207	(15,813)
Hang Seng Index	Short	(36)	11/12	(5,033,929)	(24,828)
H-Shares Index	Long	67	11/12	4,584,932	(8,559)
Mexican Bolsa Index	Short	(92)	12/12	(2,929,048)	(52,824)
NASDAQ 100 E-Mini	Short	(28)	12/12	(1,478,680)	115,248
OMXS 30 Index	Long	150	11/12	2,376,788	(48,961)
Russell 2000 Mini Index	Short	(220)	12/12	(17,958,600)	824,185
S&P 500 E-Mini	Long	236	12/12	16,600,240	(548,080)
SET50 Index	Short	(153)	12/12	(4,393,321)	19,048
U.S. Treasury 5-Year Note	Short	(200)	12/12	(24,850,000)	39,197
U.S. Treasury 10-Year Note	Short	(291)	12/12	(38,712,094)	(237,203)
				$(23,698,710)	$748,961
*	Total Notional Value of Long and Short positions were $98,752,573 and $122,451,283, respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at October 31, 2012.
(7)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

N/A	Not applicable.

ETF	Exchange-Traded Fund

MXN	Mexican Peso

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Assets & Liabilities

October 31, 2012

	International	International Select	Quantitative Enhanced Core Equity		Tactical Market Opportunities
Assets
Long-term investments, at value (cost $82,257,223, $377,707,078, $61,375,284 and $53,322,792, respectively)	$87,304,142	$400,996,353	$69,488,888		$55,564,768
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	15,103,105		—
Short-term investments (cost $10,348,863, $31,084,783, $4,915,422 and $210,717,216, respectively)	10,348,783	31,084,490	4,915,434		210,718,510
Cash denominated in foreign currencies (cost $6,594,748, $5,667,215, $– and $848,505, respectively)	6,690,273	5,704,917	—		849,689
Cash	—	—	3,099		—
Receivables:
Deposits with brokers for open futures contracts	800,000	1,000,000	—		800,000
Dividends	153,029	618,985	125,873		—
Due from broker	16	9,222	—		—
Interest	1,188	2,866	2,545		228,244
Investments sold	215,933	1,095,146	—		2,683,730
Reclaims	220,824	499,408	391		—
Shares sold	66,372	270,499	8,177		1,353,942
Variation margin on futures contracts	87,000	694,552	—		436,019
Other assets	3,506	6,858	32		53
Total assets	105,891,066	441,983,296	89,647,544		272,634,955
Liabilities
Cash overdraft	6,708,064	5,522,619	—		1,114,970
Payables:
Collateral from securities lending program	—	—	15,103,105		—
Investments purchased	105,112	1,314,920	—		—
Shares redeemed	278,527	399,180	129,210		185,054
Variation margin on futures contracts	226,745	772,624	2,400		483,239
Accrued expenses:
Management fees	90,526	401,350	25,301		225,270
Directors fees	4,044	9,221	651		1,884
12b-1 distribution and service fees	5,942	1,412	135		25,237
Other	153,199	233,652	17,692		94,118
Total liabilities	7,572,159	8,654,978	15,278,494		2,129,772
Net assets	$98,318,907	$433,328,318	$74,369,050		$270,505,183
Class A Shares
Net assets	$21,009,445	$4,060,142	$151,042		$59,751,441
Shares outstanding	2,202,096	452,975	6,457		5,294,022
Net asset value per share	$9.54	$8.96	$23.39		$11.29
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$10.12	$9.51	$23.39	(1)	$11.98
Class C Shares
Net assets	$1,675,167	$644,183	$120,401		$15,044,740
Shares outstanding	187,082	72,848	5,190		1,346,768
Net asset value and offering price per share	$8.95	$8.84	$23.20		$11.17
Class R3 Shares
Net assets	$42,373	N/A	N/A		N/A
Shares outstanding	4,443	N/A	N/A		N/A
Net asset value and offering price per share	$9.54	N/A	N/A		N/A
Class I Shares
Net assets	$75,591,922	$428,623,993	$74,097,607		$195,709,002
Shares outstanding	7,821,632	47,715,116	3,158,655		17,283,105
Net asset value and offering price per share	$9.66	$8.98	$23.46		$11.32
Net assets consist of:
Capital paid-in	$103,641,500	$437,645,898	$60,341,398		$265,652,227
Undistributed (Over-distribution of) net investment income	941,794	5,495,973	1,736,962		1,440,593
Accumulated net realized gain (loss)	(11,504,805)	(34,745,537)	4,292,272		419,824
Net unrealized appreciation (depreciation)	5,240,418	24,931,984	7,998,418		2,992,539
Net assets	$98,318,907	$433,328,318	$74,369,050		$270,505,183
Authorized shares – per class	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001
N/A –	Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares. After the close of business on June 13, 2012 International Select liquidated all of its Class R3 Shares.
(1) –	Quantitative Enhanced Core Equity does not have a maximum sales charge.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Operations

Year Ended October 31, 2012

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $266,251, $1,243,144, $1,183 and $7,648, respectively)	$2,577,310	$11,926,441	$2,117,062	$2,371,790
Securities lending income, net	—	—	39,344	—
Total investment income	2,577,310	11,926,441	2,156,406	2,371,790
Expenses
Management fees	1,243,565	5,075,844	453,074	1,357,529
12b-1 service fees – Class A	53,238	10,118	343	97,281
12b-1 distribution and service fees – Class B(1)	2,524	N/A	N/A	N/A
12b-1 distribution and service fees – Class C	17,250	6,834	1,164	79,873
12b-1 distribution and service fees – Class R3(2)	181	39	N/A	N/A
Shareholder servicing agent fees and expenses	230,291	426,095	159,082	114,440
Custodian’s fees and expenses	298,828	621,872	34,614	35,177
Directors fees and expenses	2,735	13,634	2,712	5,098
Professional fees	35,110	51,242	14,236	14,633
Shareholder reporting expenses	90,377	4,013	1,240	44,984
Federal and state registration fees	57,551	56,893	43,027	81,851
Other expenses	78,390	75,353	8,676	8,104
Total expenses before expense reimbursement	2,110,040	6,341,937	718,168	1,838,970
Expense reimbursement	(568,337)	(239,458)	(309,007)	(28,783)
Net expenses	1,541,703	6,102,479	409,161	1,810,187
Net investment income (loss)	1,035,607	5,823,962	1,747,245	561,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,013,310)	(22,623,577)	4,607,241	1,911,060
Futures contracts	487,259	(8,168,446)	763,216	(557,828)
Options written	—	—	—	60
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,274,110	36,768,484	4,085,174	1,372,961
Futures contracts	(1,315,087)	3,095,727	(187,020)	984,869
Net realized and unrealized gain (loss)	1,432,972	9,072,188	9,268,611	3,711,122
Net increase (decrease) in net assets from operations	$2,468,579	$14,896,150	$11,015,856	$4,272,725
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.
(1) –	Class B Shares of International converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(2) –	After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets

	International		International Select
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$1,035,607	$7,452,325	$5,823,962	$9,342,486
Net realized gain (loss) from:
Investments and foreign currency	(10,013,310)	79,229,286	(22,623,577)	51,311,264
Futures contracts	487,259	(3,656,977)	(8,168,446)	(10,916,532)
Options written	—	—	—	—
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,274,110	(121,677,805)	36,768,484	(93,468,555)
Futures contracts	(1,315,087)	8,604,468	3,095,727	8,252,883
Net increase (decrease) in net assets from operations	2,468,579	(30,048,703)	14,896,150	(35,478,454)
Distributions to Shareholders
From net investment income:
Class A	(953,197)	(107,500)	(50,326)	(33,025)
Class B(1)	—	—	N/A	N/A
Class C	(66,672)	—	(2,770)	(740)
Class R3(1)	(685)	(15)	—	—
Class I	(5,063,626)	(4,195,268)	(7,900,958)	(6,454,548)
From accumulated net realized gains:
Class A	(2,889,331)	—	(47,541)	—
Class B(1)	—	—	N/A	N/A
Class C	(265,665)	—	(7,969)	—
Class R3(1)	(2,164)	—	—	—
Class I	(15,999,350)	—	(6,195,076)	—
Decrease in net assets from distributions to shareholders	(25,240,690)	(4,302,783)	(14,204,640)	(6,488,313)
Fund Share Transactions
Proceeds from sale of shares	11,030,054	9,534,322	75,494,059	100,109,897
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,998,041	3,103,920	4,681,594	1,537,568
	22,028,095	12,638,242	80,175,653	101,647,465
Cost of shares redeemed	(67,474,781)	(495,221,106)	(231,253,534)	(330,484,054)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(45,446,686)	(482,582,864)	(151,077,881)	(228,836,589)
Net increase (decrease) in net assets	(68,218,797)	(516,934,350)	(150,386,371)	(270,803,356)
Net assets at the beginning of period	166,537,704	683,472,054	583,714,689	854,518,045
Net assets at the end of period	$98,318,907	$166,537,704	$433,328,318	$583,714,689
Undistributed (Over-distribution of) net investment income at the end of period	$941,794	$6,115,194	$5,495,973	$7,930,053

See accompanying notes to financial statements.

62	Nuveen Investments

	Quantitative Enhanced Core Equity		Tactical Market Opportunities
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$1,747,245	$2,921,001	$561,603	$388,017
Net realized gain (loss) from:
Investments and foreign currency	4,607,241	11,480,043	1,911,060	778,007
Futures contracts	763,216	152,170	(557,828)	440,455
Options written	—	—	60	—
Redemptions in-kind	—	2,329,724	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,085,174	(4,839,582)	1,372,961	753,994
Futures contracts	(187,020)	71,822	984,869	(201,998)
Net increase (decrease) in net assets from operations	11,015,856	12,115,178	4,272,725	2,158,475
Distributions to Shareholders
From net investment income:
Class A(2)	(2,808)	(2,341)	(47,114)	—
Class B	N/A	N/A	N/A	N/A
Class C(2)	(1,032)	(946)	—	—
Class R3	N/A	N/A	N/A	N/A
Class I	(1,931,314)	(2,864,205)	(353,238)	(154,561)
From accumulated net realized gains:
Class A(2)	(2,646)	—	(209,804)	—
Class B	N/A	N/A	N/A	N/A
Class C(2)	(1,768)	—	(23,497)	—
Class R3	N/A	N/A	N/A	N/A
Class I	(1,571,914)	—	(815,282)	(47,469)
Decrease in net assets from distributions to shareholders	(3,511,482)	(2,867,492)	(1,448,935)	(202,030)
Fund Share Transactions
Proceeds from sale of shares	3,709,154	9,839,732	254,776,661	33,827,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,379,059	878,112	1,316,662	158,329
	5,088,213	10,717,844	256,093,323	33,985,932
Cost of shares redeemed	(46,229,594)	(97,606,723)	(41,304,739)	(10,349,661)
Cost of redemptions in-kind	—	(17,935,393)	—	—
Net increase (decrease) in net assets from Fund share transactions	(41,141,381)	(104,824,272)	214,788,584	23,636,271
Net increase (decrease) in net assets	(33,637,007)	(95,576,586)	217,612,374	25,592,716
Net assets at the beginning of period	108,006,057	203,582,643	52,892,809	27,300,093
Net assets at the end of period	$74,369,050	$108,006,057	$270,505,183	$52,892,809
Undistributed (Over-distribution of) net investment income at the end of period	$1,736,962	$1,945,047	$1,440,593	$293,168
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.
(1) –	Class B Shares of International converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds. After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.
(2) –	Tactical Market Opportunities did not offer Class A Shares and Class C Shares prior to February 24, 2011.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/94)
2012	$11.12	$.07	$.16	$.23	$(.41)	$(1.40)	$(1.81)	$9.54
2011	11.62	.10	(.55)	(.45)	(.05)	—	(.05)	11.12
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
Class C (9/01)
2012	10.51	(.01)	.16	.15	(.31)	(1.40)	(1.71)	8.95
2011	11.03	.01	(.53)	(.52)	—	—	—	10.51
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
Class R3 (4/94)
2012	11.11	.05	.16	.21	(.38)	(1.40)	(1.78)	9.54
2011	11.61	.07	(.54)	(.47)	(.03)	—	(.03)	11.11
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
Class I (4/94)
2012	11.25	.09	.17	.26	(.45)	(1.40)	(1.85)	9.66
2011	11.78	.14	(.59)	(.45)	(.08)	—	(.08)	11.25
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.91%	$21,009	1.96%	.21%	1.48%	.69%	57%
(3.93)	22,328	1.46	.84	1.46	.84	72
8.21	26,698	1.59	.51	1.48	.62	56
25.29	27,995	1.59	.90	1.49	1.00	231
(43.82)	25,342	1.54	1.87	1.49	1.92	18

3.11	1,675	2.71	(.53)	2.23	(.06)	57
(4.71)	1,987	2.21	.10	2.21	.10	72
7.50	2,607	2.34	(.25)	2.23	(.14)	56
24.36	3,269	2.34	.14	2.24	.24	231
(44.21)	3,232	2.29	1.15	2.24	1.20	18

3.69	42	2.23	.03	1.73	.53	57
(4.10)	11	1.68	.59	1.68	.59	72
7.94	6	1.84	.27	1.73	.38	56
25.39	5	1.84	.63	1.74	.73	231
(43.94)	2	1.79	1.35	1.74	1.40	18

4.15	75,592	1.71	.45	1.23	.93	57
(3.90)	141,264	1.21	1.17	1.21	1.17	72
8.52	652,664	1.34	.76	1.23	.87	56
25.68	680,309	1.34	1.15	1.24	1.25	231
(43.68)	658,276	1.29	2.14	1.24	2.19	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2012	$8.85	$.08	$.24	$.32	$(.11)	$(.10)	$(.21)	$8.96
2011	9.54	.09	(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15	(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
Class C (12/06)
2012	8.72	.02	.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02	(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09	(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
Class I (12/06)
2012	8.87	.10	.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12	(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17	(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.83%	$4,060	1.53%	.88%	1.48%	.93%	49%
(6.70)	4,388	1.46	.96	1.46	.96	59
12.72	5,530	1.62	.56	1.49	.69	47
32.32	3,029	1.76	.77	1.49	1.04	64
(45.00)	1,904	1.70	1.31	1.49	1.52	63

3.09	644	2.28	.15	2.23	.20	49
(7.45)	717	2.21	.21	2.21	.21	59
12.00	816	2.37	(.05)	2.24	.08	47
31.43	244	2.51	.13	2.24	.40	64
(45.39)	226	2.45	.71	2.24	.92	63

4.12	428,624	1.28	1.14	1.23	1.18	49
(6.60)	578,597	1.21	1.23	1.21	1.23	59
13.14	848,165	1.37	.85	1.24	.98	47
32.68	584,667	1.51	.90	1.24	1.17	64
(44.86)	249,805	1.45	1.51	1.24	1.72	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/07)
2012	$21.57	$.38	$2.16	$2.54	$(.37)	$(.35)	$(.72)	$23.39
2011	20.50	.31	1.02	1.33	(.26)	—	(.26)	21.57
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
Class C (7/07)
2012	21.40	.20	2.15	2.35	(.20)	(.35)	(.55)	23.20
2011	20.50	.12	1.06	1.18	(.28)	—	(.28)	21.40
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
Class I (7/07)
2012	21.64	.44	2.15	2.59	(.42)	(.35)	(.77)	23.46
2011	20.57	.37	1.03	1.40	(.33)	—	(.33)	21.64
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.18%	$151	1.03%	1.34%	.70%	1.66%	137%
6.50	164	.86	1.25	.70	1.41	159
15.24	253	.93	1.05	.70	1.28	142
9.87	243	1.01	1.62	.69	1.94	75
(37.08)	118	1.18	1.29	.70	1.77	153

11.31	120	1.79	.56	1.45	.90	137
5.76	108	1.61	.40	1.45	.56	159
14.46	14	1.68	.20	1.45	.43	142
9.05	4	1.76	1.25	1.44	1.57	75
(37.58)	10	1.93	.51	1.45	.99	153

12.44	74,098	.79	1.59	.45	1.93	137
6.79	107,734	.63	1.50	.45	1.68	159
15.61	203,316	.68	1.27	.45	1.50	142
10.13	146,180	.76	1.87	.44	2.19	75
(36.93)	89,270	.93	1.51	.45	1.99	153

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (2/11)
2012	$11.22	$.02		$.25	$.27	$(.03)	$(.17)	$(.20)	$11.29
2011(e)	10.59	.04		.59	.63	—	—	—	11.22
Class C (2/11)
2012	11.17	(.07)		.24	.17	—	(.17)	(.17)	11.17
2011(e)	10.59	—	*	.58	.58	—	—	—	11.17
Class I (12/09)
2012	11.25	.05		.25	.30	(.06)	(.17)	(.23)	11.32
2011	10.62	.14		.59	.73	(.08)	(.02)	(.10)	11.25
2010(f)	10.00	.02		.60	.62	—	—	—	10.62

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses(g)		Net Invest- ment Income (Loss)		Expenses(g)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.45%	$59,751	1.19%		.13%		1.18%		.14%		189%
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(f)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(g)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Fund (“International”), Nuveen International Select Fund (“International Select”), Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange traded funds (“ETFs”) and other investment companies (“investment companies”) that provide exposure to non-U.S. issuers. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Effective at the close of business on February 15, 2012, Class B Shares of International were converted to Class A Shares of the Fund and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of foreign issuers, and ETFs and other investment companies that provide exposure to non-U.S. issuers. Effective June 6, 2012, Class R3 Shares of the Fund were closed to all new investments. After the close of business on June 13, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

International and International Select also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that have market capitalization within the same range of market capitalization of companies in the S&P 500 Index. The Fund’s investments may include common stocks of non-U.S. issuers which are listed on a U.S. stock exchange. The Fund may also invest in exchange-traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks. The Fund may also buy and sell stock index futures contracts to manage market or business risk or enhance the Fund’s return.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S. international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, except that the Fund invests directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

Investment Policy Changes

Effective December 14, 2012, Tactical Market Opportunities’ investment policies were updated to allow the Fund to invest directly in equity and debt securities in order to create custom baskets of securities. Tactical Market Opportunities may now gain exposure to the aforementioned asset classes (i) by investing in derivative instruments and ETFs (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

72	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments	73

Notes to Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge, with the exception of Quantitative Enhanced Core Equity, and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares of Quantitative Enhanced Core Equity are offered to those investors at their net asset value per share with no up-front sales charge. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

74	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund may be subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2012, International and International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework, so that each Fund overall had the desired exposures to key markets. These Funds’ long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity, interest rate and foreign currency futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies. All of the Funds used futures contracts as a means to efficiently gain exposure to a broad base of securities.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2012, for each Fund, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Average number of futures contracts outstanding*	1,512	5,138	8	1,312
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Options Transactions

Each Fund may be subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component

Nuveen Investments	75

Notes to Financial Statements (continued)

of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended October 31, 2012, Tactical Market Opportunities wrote equity call options on the S&P 500 Index to generate return.

The average number of written options contracts outstanding during the fiscal year ended October 31, 2012, was as follows:

Tactical Market Opportunities
Average number of written options contracts outstanding*	—	**
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	The Fund was not invested in written option contracts at the beginning or end of the current fiscal period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund, except Tactical Market Opportunities, may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

76	Nuveen Investments

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2012, were as follows:

	International	International Select	Quantitative Enhanced Core Equity
Securities lending fees paid	$—	$—	$5,203

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$77,531,734	$452,842	$—	$77,984,576
Exchange-Traded Funds	9,319,566	—	—	9,319,566
Short-Term Investments:
Money Market Funds	5,910,362	—	—	5,910,362
U.S. Government and Agency Obligations	—	4,438,421	—	4,438,421
Derivatives:
Futures Contracts**	112,902	—	—	112,902
Total	$92,874,563	$4,891,263	$—	$97,765,826

International Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$354,779,380	$5,523,291	$—	$360,302,671
Exchange-Traded Funds	40,693,682	—	—	40,693,682
Short-Term Investments:
Money Market Funds	17,339,361	—	—	17,339,361
U.S. Government and Agency Obligations	—	13,745,129	—	13,745,129
Derivatives:
Futures Contracts**	1,628,591	—	—	1,628,591
Total	$414,441,014	$19,268,420	$—	$433,709,434

Nuveen Investments	77

Notes to Financial Statements (continued)

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$69,479,398	$—	$—	$69,479,398
Warrants	9,490	—	—	9,490
Investments Purchased with Collateral from Securities Lending	15,103,105	—	—	15,103,105
Short-Term Investments:
Money Market Funds	4,415,617	—	—	4,415,617
U.S. Government and Agency Obligations	—	499,817	—	499,817
Derivatives:
Futures Contracts**	(115,198)	—	—	(115,198)
Total	$88,892,412	$499,817	$—	$89,392,229
*	Refer to the Fund’s Portfolio of Investments for country classifications, industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Exchange-Traded Funds	$42,350,605	$—	$—	$42,350,605
Sovereign Debt	—	7,849,787	—	7,849,787
U.S. Government & Agency Obligations	—	5,364,376	—	5,364,376
Short-Term Investments:
Money Market Funds	157,150,939	—	—	157,150,939
U.S. Government and Agency Obligations	—	53,567,571	—	53,567,571
Derivatives:
Futures Contracts*	748,961	—	—	748,961
Total	$200,250,505	$66,781,734	$—	$267,032,239
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

78	Nuveen Investments

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$528,694	Payable for variation margin on futures contracts*	$(414,067)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Payable for variation margin on futures contracts*	(1,725)
Total			$528,694		$(415,792)
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or receivable or the payable for variation margin presented on the Statement of Assets and Liabilities.

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$3,435,162	Payable for variation margin on futures contracts*	$(1,785,996)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	(20,575)
Total			$3,435,162		$(1,806,571)

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	—	$—	Payable for variation margin on futures contracts*	$(115,198)

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,105,762	Payable for variation margin on futures contracts*	$(872,593)
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	41,505	—	—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	711,490	Payable for variation margin on futures contracts*	(237,203)
Total			$1,858,757		(1,109,796)
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or receivable or the payable for variation margin presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Nuveen Investments	79

Notes to Financial Statements (continued)

Net Realized Gain (Loss) from Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$532,386	$(8,010,340)	$763,216	$(1,255,462)
Foreign Currency Exchange Rate	(45,127)	(158,106)	—	(44,134)
Interest Rate	—	—	—	741,768
Total	$487,259	$(8,168,446)	$763,216	$(557,828)

Net Realized Gain (Loss) from Options Written	Tactical Market Opportunities
Risk Exposure
Equity	$60

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$(1,313,362)	$2,392,080	$(187,020)	$200,382
Foreign Currency Exchange Rate	(1,725)	703,647	—	326,053
Interest Rate	—	—	—	458,434
Total	$(1,315,087)	$3,095,727	$(187,020)	$984,869

4. Fund Shares

Transactions in Fund shares were as follows:

	International
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	281,592	$2,691,205	155,847	$1,889,675
Class B (1)	—	—	708	7,844
Class C	12,987	116,739	9,594	107,941
Class R3	3,799	35,390	420	4,678
Class I	858,075	8,186,720	610,959	7,524,184
Shares issued to shareholders due to reinvestment of distributions:
Class A	391,596	3,481,910	8,099	98,570
Class B (1)	19,368	153,859	—	—
Class C	38,018	317,206	—	—
Class R3	321	2,849	1	15
Class I	779,190	7,042,217	244,138	3,005,335
	2,384,946	22,028,095	1,029,766	12,638,242
Shares redeemed:
Class A	(479,579)	(4,550,634)	(452,448)	(5,470,263)
Class B (1)	(113,441)	(981,338)	(48,241)	(533,542)
Class C	(52,963)	(455,926)	(56,942)	(628,677)
Class R3	(643)	(5,799)	(8)	(93)
Class I	(6,372,457)	(61,481,084)	(43,702,675)	(488,588,531)
	(7,019,083)	(67,474,781)	(44,260,314)	(495,221,106)
Net increase (decrease)	(4,634,137)	$(45,446,686)	(43,230,548)	$(482,582,864)
(1)	Class B Shares of International converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

80	Nuveen Investments

	International Select
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	66,016	$563,315	128,323	$1,261,455
Class C	7,481	64,823	10,355	102,343
Class R3 (2)	—	—	1,599	15,960
Class I	8,648,794	74,865,921	10,212,001	98,730,139
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,687	86,950	2,840	28,114
Class C	1,333	10,675	71	695
Class R3 (2)	35	277	—	—
Class I	562,947	4,583,692	152,246	1,508,759
	9,297,293	80,175,653	10,507,435	101,647,465
Shares redeemed:
Class A	(119,700)	(1,027,486)	(214,539)	(2,113,176)
Class C	(18,141)	(155,798)	(14,772)	(145,301)
Class R3 (2)	(1,554)	(12,245)	(787)	(7,720)
Class I	(26,733,722)	(230,058,005)	(33,796,114)	(328,217,857)
	(26,873,117)	(231,253,534)	(34,026,212)	(330,484,054)
Net increase (decrease)	(17,575,824)	$(151,077,881)	(23,518,777)	$(228,836,589)
(2)	After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.

	Quantitative Enhanced Core Equity
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,743	$39,831	2,166	$47,265
Class C	—	—	4,938	108,004
Class I	172,921	3,669,323	440,684	9,684,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	233	4,850	98	2,118
Class C	136	2,801	44	946
Class I	65,570	1,371,408	40,343	875,048
	240,603	5,088,213	488,273	10,717,844
Shares redeemed:
Class A	(3,130)	(68,825)	(7,005)	(152,739)
Class C	(16)	(385)	(589)	(12,027)
Class I	(2,058,309)	(46,160,384)	(4,516,389)	(97,441,957)
Class I —In-kind	—	—	(871,073)	(17,935,393)
	(2,061,455)	(46,229,594)	(5,395,056)	(115,542,116)
Net increase (decrease)	(1,820,852)	$(41,141,381)	(4,906,783)	$(104,824,272)

	Tactical Market Opportunities
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,181,689	$69,086,517	330,236	$3,676,372
Class C	1,365,581	15,153,881	42,498	468,794
Class I	15,233,105	170,536,263	2,709,930	29,682,437
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,431	225,355	—	—
Class C	1,961	21,516	—	—
Class I	96,689	1,069,791	15,144	158,329
	22,899,456	256,093,323	3,097,808	33,985,932
Shares redeemed:
Class A	(1,225,187)	(13,763,850)	(13,147)	(145,801)
Class C	(63,271)	(694,273)	—	—
Class I	(2,388,710)	(26,846,616)	(954,155)	(10,203,860)
	(3,677,168)	(41,304,739)	(967,302)	(10,349,661)
Net increase (decrease)	19,222,288	$214,788,584	2,130,506	$23,636,271

Nuveen Investments	81

Notes to Financial Statements (continued)

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2012 and October 31, 2011, were as follows:

Fund	Year Ended 10/31/12	Year Ended 10/31/11
International	15,542	23,122

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2012, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Purchases:
Investment securities	$60,795,850	$217,311,521	$118,425,049	$102,969,346
U.S. Government and agency obligations	—	—	—	35,757,250

Sales and maturities:
Investment securities	128,443,543	363,591,853	163,338,975	73,850,841
U.S. Government and agency obligations	—	—	—	35,865,793

Transactions in options written for Tactical Market Opportunities during the fiscal year ended October 31, 2012, were as follows:

	Tactical Market Opportunities
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	1	104
Options terminated in closing purchase transactions	(1)	(104)
Options expired	—	—
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Cost of investments	$94,795,081	$416,858,301	$81,665,391	$264,178,085
Gross unrealized:
Appreciation	$11,205,723	$52,082,583	$9,372,311	$2,809,937
Depreciation	(8,347,879)	(36,860,041)	(1,530,275)	(704,744)
Net unrealized appreciation (depreciation) of investments	$2,857,844	$15,222,542	$7,842,036	$2,105,193
Permanent differences, primarily due to the foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year end, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Capital paid-in	$331,869	$59,754	$66,737	$123,173
Undistributed (Over-distribution) of net investment income	(124,832)	(303,989)	(20,176)	986,172
Accumulated net realized gain (loss)	(207,037)	244,235	(46,561)	(1,109,345)

82	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Undistributed net ordinary income*	$986,964	$5,694,041	$5,834,572	$2,043,810
Undistributed net long-term capital gains	—	—	356,711	145,581
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$6,084,051	$7,954,055	$1,935,154	$1,164,302
Distributions from net long-term capital gains**	19,156,639	6,250,585	1,576,328	284,633

2011	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,302,783	$6,488,314	$2,867,492	$202,030
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.
**	The Fund hereby designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	International	International Select
Post-enactment losses:
Short-term	$4,561,218	$11,164,583
Long-term	4,627,227	13,554,005

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Fund-Level Fee Rate	International Select Fund-Level Fee Rate	Quantitative Enhanced Core Equity Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.8500%	.3000%	.6000%
For the next $125 million	.8375	.8375	.2875	.5875
For the next $250 million	.8250	.8250	.2750	.5750
For the next $500 million	.8125	.8125	.2625	.5625
For the next $1 billion	.8000	.8000	.2500	.5500
For net assets over $2 billion	.7750	.7750	.2250	.5250

Nuveen Investments	83

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Rate
International	.1998%
International Select	.1998
Quantitative Enhanced Core Equity	.1998
Tactical Market Opportunities	.1713

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, a wholly-owned subsidiary of the Adviser, under which the Nuveen Assets Management, LLC manages the investment portfolios of the Funds. In addition to Nuveen Asset Management, LLC, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) serve as sub-advisers for International, and Altrinsic, HGI and Lazard Asset Management LLC (“Lazard”) serve as sub-advisers for International Select. Nuveen Asset Management, Altrinsic, HIG and Lazard are collectively the “Sub-Advisers.” The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	1.20%
Class C Shares	2.24	2.24	1.45	1.95
Class R3 Shares	1.74	N/A	N/A	N/A
Class I Shares	1.24	1.24	.45	.95
Expiration Date	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013

N/A -	International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at anytime at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

84	Nuveen Investments

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Sales charges collected (Unaudited)	$15,113	$4,563	N/A	$232,532
Paid to financial intermediaries (Unaudited)	$13,208	$3,989	N/A	$204,625

N/A - Class A Shares of Quantitative Enhanced Core Equity are offered at their net asset value per share with no upfront sales charge.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Commission advances (Unaudited)	$740	$596	$—	$142,549

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
12b-1 fees retained (Unaudited)	$4,037	$508	$179	$75,122

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2012, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
CDSC retained (Unaudited)	$677	$163	$—	$1,781

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	85

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

86	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Nuveen Investments	87

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

88	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	89

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Advisor and Nuveen Asset Management, LLC (“Nuveen Asset Management”), on behalf of each Fund, (b) the Advisor and Altrinsic Global Advisors, LLC (“Altrinsic”), on behalf of the Nuveen International Fund (the “International Fund”) and Nuveen International Select Fund (the “International Select Fund”), (c) the Advisor and Hansberger Global Investors, Inc. (“HGI”), on behalf of the International Fund and the International Select Fund, and (d) the Advisor and Lazard Asset Management LLC (“Lazard”), on behalf of the International Select Fund, and their periodic continuation. Nuveen Asset Management, Altrinsic, HGI and Lazard are each a “Sub-Advisor” and they are referred to collectively as the “Sub-Advisors.” Each Investment Management Agreement and Sub-Advisory Agreement is an “Advisory Agreement” and they are referred to collectively as the “Advisory Agreements.” Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the respective Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund(s), and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

90	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the applicable Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisors generally provide the portfolio investment management services to the applicable Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each applicable Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, each investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor(s) or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Funds which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Nuveen Investments	91

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Nuveen Quantitative Enhanced Core Equity Fund (the “Quantitative Enhanced Core Equity Fund”) and the International Select Fund had satisfactory performance compared to their respective peers, performing in the second or third quartile over various periods. They observed that the International Fund also had satisfactory performance, noting that although such Fund was in the fourth quartile for the three-year period, it was in the third quartile for the five-year period and the second quartile for the more recent one-year period. Finally, the Independent Board Members observed that the Nuveen Tactical Market Opportunities Fund (the “Tactical Market Opportunities Fund”) was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the International Fund and the International Select Fund had higher net management fees than their respective peer average and a slightly higher net expense ratio compared to their respective peer average, although the Board recognized the extension of the expense caps on these two Funds. In addition, they observed that the Quantitative Enhanced Core Equity Fund and the Tactical Market Opportunities Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisors charge for similar investment management services for other Nuveen funds (if any), funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members noted that with respect to Altrinsic, HGI and Lazard (the Sub-Advisors that are unaffiliated with Nuveen), the respective sub-advisory fees were the result of arm’s-length negotiations.

92	Nuveen Investments

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to Altrinsic, HGI and Lazard (the Sub-Advisors that are unaffiliated with Nuveen), the Independent Board Members also considered the Sub-Advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with the applicable Fund(s). Based on their review, the Independent Board Members were satisfied that each Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	93

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that Altrinsic, HGI and Lazard may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the applicable Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

94	Nuveen Investments

Notes

Nuveen Investments	95

Notes

96	Nuveen Investments

Notes

Nuveen Investments	97

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Futures Contracts: Exchange-traded, standardized agreements to buy or sell specific amounts of financial instruments or physical commodities at a specified time in the future.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

98	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, CT 06830

Hansberger Global Investors, Inc.

401 East Lasolas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Lazard Asset Management

30 Rockefeller Plaza

57th Floor

New York, NY 10112-6300

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporation and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen International Fund	8.11%	100%
Nuveen International Select Fund	5.98%	100%
Nuveen Quantitative Enhanced Core Equity Fund	86.95%	88.38%
Nuveen Tactical Market Opportunities Fund	0.00%	0.83%

Foreign Taxes: Nuveen International Fund and Nuveen International Select Fund paid qualifying foreign taxes of $222,135 and $1,131,492, respectively, and earned $1,951,987 and $10,525,578 of foreign source income, respectively, during the fiscal year ended October 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Fund and Nuveen International Select Fund hereby designate $0.02 and $0.02 per share as foreign taxes paid, respectively, and $0.19 and $0.22 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2012. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	99

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FQTII-1012D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	FIMPX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal, who has 30 years of investment experience, assumed portfolio management responsibilities in 2002. Scott and Jim, who have 23 and 28 years of experience, respectively, have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob, who has 24 years of investment experience, assumed portfolio management responsibilities in 2004. Jon, with 18 years of investment experience, has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2012.

What factors affected the U.S. economy and the equity market environments during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012 (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment rate from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of a turnaround as existing home sales and residential construction indicators improved and home prices rose modestly. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the average home price rose 3.0% for the twelve months ended September 2012 (the most recent data available at the time this report was

Nuveen Investments	5

prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% set in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability. However, the outlook for the U.S. economy remained clouded by uncertainty regarding the impending “fiscal cliff”, the combination of tax increases and spending cuts scheduled to take effect beginning in January 2013, and the potential impact on the economy.

Domestic and international equity markets were buffeted by concerns about the tepid U.S. economic recovery, the seemingly unending European debt crisis and a broader slowdown in global growth, particularly in China. In addition to the bold monetary policy moves made by the Fed, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro. The ECB unveiled the Outright Monetary Transactions plan, a conditional yet unlimited bond purchase program designed to ensure that financing is available to European governments who are willing to agree to certain fiscal and structural measures.

As these combined actions helped reduce fears, U.S. and overseas equity markets surprised many investors by rallying steadily later in the period. Broad U.S. stock market indexes approached their all-time highs, posting strong double-digit returns for the period as a whole. Large-cap U.S. stocks led the market with a 15.21% one-year return as measured by the S&P 500® Index, reaching a level not seen since May of 2008. Domestic small- and mid-cap stocks also produced strong returns of 12.08% and 12.15% during the fiscal year period, as measured by the Russell 2000® and the Russell MidCap® Indexes, respectively. Across all market cap segments, the best-performing areas of the U.S. equity market during the year included the health care, financial and consumer discretionary sectors. Energy was the biggest laggard across the board, while technology stocks also underperformed, particularly in the smaller capitalization ranges. Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from the summer months. Developed markets fared better than emerging markets, posting a 12-month return of 5.15% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging

6	Nuveen Investments

markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 2.63% return, as measured by the MSCI Emerging Markets Index.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell 1000® Growth Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $3 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the reporting period, the Fund’s performance benefited from strong stock selection in the technology, consumer staples, health care and financial sectors. Technology was the top-performing area in the Fund, led by the outstanding return of Apple, Inc., our largest holding. Apple’s product and geographic expansion allowed the company to gain meaningful and profitable market share in the computing devices market. Also, Visa Inc. and MasterCard Inc. rebounded from regulatory and cyclical issues. As these concerns subsided, investors refocused on favorable trends as global demand for paperless transactions continued to grow. With the majority of global transactions still being conducted with cash, we expect this secular growth driver to continue. The Fund was also rewarded for its ownership in two smaller, cloud computing-related companies: Rackspace Hosting Inc. and NetSuite Inc. Both firms produced strong revenue and earnings growth this year as companies shifted from on-premise hardware and software to the more economic, off-premise “cloud” technology. Rackspace is a market leader in hosting cloud-based technology services for small- and mid-sized business, while NetSuite sells application software to help companies run their business on the cloud. In consumer staples, the Fund was aided by several holdings that were well positioned from a secular standpoint and effectively executing on their opportunities. For example, Whole Foods Market, Inc., the leading retailer of natural and organic foods, continued to gain market share in the organic food retailing industry with plenty of growth potential going forward. We also saw strong results from TJX Companies, Inc., a leading retailer of

Nuveen Investments	7

discount apparel and home fashions through stores such as T.J. Maxx and Marshalls. The company benefited from improving merchandising initiatives, more value-seeking consumers and some missteps by a large, traditional retail competitor. Restaurant company YUM! Brands, Inc., owner of Pizza Hut, KFC and Taco Bell, gained as its U.S. business remained stable and it effectively managed a softer economy in China. PetSmart Inc., the largest specialty retailer of pet products and services, reported strong earnings as it continued to enhance its merchandising initiatives and it bought back stock from shareholders. In health care, performance was enhanced by two fast-growing biotechnology and pharmaceutical holdings: Alexion Pharmaceuticals Inc. and Gilead Sciences, Inc. Alexion, which focuses on the discovery and development of biologics that target rare diseases, benefited as its leading product showed efficacy in treating a broader array of rare conditions. Gilead Sciences outperformed based on favorable data from its Hepatitis C clinical trials, along with its strong core HIV franchise. Finally, performance benefited from American Tower REIT Inc., a real estate investment trust (REIT) in the financial sector. This leading owner and operator of towers for the wireless and broadcast industries continued to benefit from the proliferation of smart phones and tablets and the resulting demand for mobile internet access.

The Fund’s stock picks in the industrials and consumer discretionary sectors were the greatest contributors to its shortfall versus the Russell benchmark and peers. Industrials company Joy Global, a manufacturer of equipment and aftermarket parts used in mining, underperformed due to its significant exposure to emerging market GDP growth and commodity prices. We sold Joy Global due to our negative outlook for these trends. Also Cummins Inc., a worldwide leader in high performance, environmentally friendly engines, was hurt by the same dynamics. We continued to hold Cummins as the company is gaining market share in the high horsepower engine market, which we believe will help it rebound when cyclical pressures subside. Two other aerospace-related names, Boeing Company and Precision Castparts Corporation, also hindered results as the most economically sensitive areas of the market fell short. Underperformance in consumer discretionary was relatively widespread, as investors moved away from more internationally-exposed companies and toward domestic-oriented names, particularly in the media and housing-related industries. Our consumer discretionary holdings, while not making any major missteps, were tilted toward better growth in international markets, including: high-end resort developer and operator Wynn Resorts; automotive industry parts supplier BorgWarner; premier jeweler Tiffany & Company; and luxury clothing and accessories companies Ralph Lauren and Coach, Inc. We sold Wynn Resorts because of market share losses in Macau and BorgWarner due to its exposure to European auto production and sales. We also sold Tiffany & Company and Coach due to slowdowns in their businesses. However, we reduced our Ralph Lauren position because we wanted to retain some exposure to long-term winners in retail. The Fund also suffered in the consumer discretionary sector from a lack of exposure to several stellar performers in the index, most notably Home Depot Inc. and media companies Comcast Corporation and Time Warner Inc. During the period, we made purchases to increase the Fund’s domestic exposure. Within media, we repurchased Discovery Communications Inc. and bought Walt Disney Company and DIRECTV in response to better advertising trends. We also added AutoZone Inc., a dominant player in the U.S. automotive parts business. We

8	Nuveen Investments

believe its outlook is favorable based on three factors: the average age of cars in North America is at an all-time high; its commercial business selling parts to small repair shops is growing; and the company is redeploying capital to significant share buybacks. We also purchased eBay Inc., which is once again gaining share in the e-commerce world after making significant investments to improve the user experience for sellers and buyers. Its PayPal business also continues to grow rapidly as it benefits from the secular trend away from cash as a payment vehicle. Within industrials, we added transportation companies J.B. Hunt Transport Services Inc. and Kansas City Southern Industries, which we believe will benefit from an increase in intermodal shipping. We also made several additional sales based on the deterioration of our growth thesis or fundamental trends. We sold Dollar Tree Stores Inc. as its comparable-store sales decelerated below what we believe to be a healthy pace and Monster Beverage Corporation as the energy drink category began to be scrutinized for product safety. We also sold Mead Johnson Nutrition Company after increased competition led to a loss of market share in China’s baby formula market.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average and underperformed the Russell Midcap® Growth Index during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $350 million and $14 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s performance benefited from strong stock selection in the technology, consumer staples and telecommunications services sectors. Although the technology sector was an underperformer in the index, the Fund experienced widespread success with our stock picks in the segment. Most of the Fund’s top tech winners were cloud computing-related, which proved beneficial as companies continued to shift from on-premise hardware and software to the more economic, off-premise cloud technology.

Nuveen Investments	9

For example, the Fund owned Success Factors, a cloud-based human resources software company, which was bought out by SAP for a significant premium during in the period. We also briefly held a similar company, Taleo Corporation, which was bought out by Oracle Corporation. The Fund still owns another human resources software company, Cornerstone OnDemand Inc., which performed well during the period. Cornerstone experienced strong bookings growth as consolidation in the talent management industry improved the company’s competitive positioning. The Fund was also rewarded for its ownership in two smaller cloud computing-related companies, Rackspace Hosting Inc. and NetSuite Inc. Both companies produced strong revenue and earnings growth during the period. Rackspace is a market leader in hosting cloud-based technology services for small- and mid-sized business, while NetSuite sells application software to help companies run their business on the cloud. In addition, the Fund benefited from ownership in Equinix Inc., which manages the data centers where cloud companies operate. After Equinix outlined plans to become a REIT (Real Estate Investment Trust), we sold this stock as we believed its valuation was not likely to move higher. Finally, FleetCor Technologies Inc., a provider of customized payment solutions for small fleet operators in the U.S. and overseas, benefited from international expansion which helped it gain profitable market share. While these holdings benefited relative performance, the Fund was hurt by our increasingly overweight position in technology during the period, as this sector was the second worst performer in the index. In the consumer staples area, the Fund was aided by several holdings that were well positioned from a secular standpoint and effectively executed based on their opportunities. For example, Whole Foods Market, Inc., the leading retailer of natural and organic foods, continued to gain market share in the organic food retailing industry with plenty of growth potential going forward. Also, Estee Lauder Companies Inc., the global manufacturer of high end cosmetics, continued to gain from improved margins through operational cost savings. The company has reported earnings above consensus expectations over the past few years. We sold the Fund’s Estee Lauder position because its market capitalization of approximately $20 billion became too large for our mid-cap parameters. The most significant contributor to the Fund’s relative performance versus the index was a staples sector company we no longer hold, Green Mountain Coffee Roasters Inc., which fell dramatically during the fiscal year. In addition, the telecommunications services sector position in SBA Communications Corporation outperformed for the Fund. The company, which owns and operates wireless communication towers, showed consistent volume and made a favorable acquisition that added to earnings. SBA Communications continued to benefit from the proliferation of smart phones and tablets and the resulting demand for mobile internet access.

The Fund’s stock selection in the consumer discretionary and energy sectors were the greatest contributors to its shortfall versus the Russell benchmark. In consumer discretionary, underperformance was led by Deckers Outdoor, the maker of the popular Ugg sheepskin boots and Teva sandals. Our growth thesis was that Deckers would broaden its product line and expand internationally with more direct consumer stores. However, the company’s expansion plans were thwarted by a significant increase in sheepskin prices combined with lower sales due to last winter’s warm weather. Also, premier jeweler Tiffany & Company underperformed as its business fluctuated from strong sales to a broad-based slowdown across the U.S., Europe and China. Likewise, we

10	Nuveen Investments

believed that watch, purse and accessory company Fossil Inc. was well positioned to grow sales and earnings globally through multi-channel distribution. However, the company reported revenue earlier in the year that was lower than management had guided, driven by a dramatic slowdown in Europe and South Korea. We sold Deckers, Tiffany and Fossil as all three of these holdings did not validate our growth theses. As a result, the Fund’s weighting in the consumer discretionary sector declined. In the energy sector, the worst-performing area of the index, the Fund’s main detractor was CARBO Ceramics. The company makes the ceramic proppant used in oil and gas drilling to enhance the recoverability of shale wells. As natural gas prices fell dramatically, natural gas drilling also declined and most of CARBO’s customers shifted to crude oil drilling. Not only was the company forced to move equipment, but also less of its product is used in crude drilling. We sold CARBO Ceramics since it was not consistent with our growth thesis surrounding increased shale drilling.

During the period, we shifted some of the Fund’s sector weights through the sales and purchases of several stocks. For example, we decreased the Fund’s energy weighting through the sale of the above-mentioned CARBO Ceramics along with FMC Technologies. FMC Technologies, which sells oil services products for deep sea drilling, had been a strong performer for the Fund. After we noticed many of its competitors were falling short of earnings expectations at mid-year, we anticipated FMC would as well. We sold FMC before its earnings were released and the stock did drop after the company’s earnings disappointed. Meanwhile, the Fund’s technology weight increased as we continued to favor new technology themes with our recent purchases. In addition to cloud computing, we also continued to emphasize the theme of internet security in our portfolio. For example, we purchased Palo Alto Networks Inc., a pioneer in next generation firewall protection. Health care-related technology and biotechnology also became larger parts of the Fund’s portfolio during the period. These segments continued to benefit from high growth rates, stimulative spending by the U.S. government and the fact that they are not macroeconomic driven. For example, we added AthenaHealth Inc., a cloud-based health care technology company, which focuses on helping physicians with electronic medical records, practice management and patient communication.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell 2000® Growth Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of the benchmark Russell 2000® Growth Index. The investment process we employ seeks to exploit secular trends

Nuveen Investments	11

that we believe will provide an investment tailwind to above-average growth, which should mute the effects of the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline aimed at finding attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high-quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

The longer term track record of the Fund remains attractive even though the results for fiscal year 2012 trailed those of the benchmarks. As the world’s developed economies continued to have debt-related issues, European growth moderated considerably and growth in the Asian nations, most notably China, decelerated as well. Toward the end of the reporting period, U.S. markets remained squarely focused on Congress’ attempt to navigate the “fiscal cliff” of expiring tax cuts and scheduled fiscal spending reductions slated for January 2013. Given the uncertainties related to consumer spending and corporate expenditures on capital equipment, the Fund’s relative underperformance during the fiscal year was most notable among the information technology and consumer discretionary sectors.

Stock selection in the industrials sector was the most positive contributor to the Fund’s relative performance during the fiscal year. Results in this area were led by the portfolio’s position in United Rentals Inc., a major U.S. construction rental firm that benefited from a secular change in the industry in favor of increased rentals as a means of structural cost reduction. In addition to posting earnings results above investors’ expectations, the company also announced that it would acquire its biggest competitor to form the largest equipment rental organization in the U.S., which spurred a positive reaction in its stock price. Performance was also driven by a pair of companies with exposure to efficiency-driven capital expenditures by domestic utilities. ESCO Technologies Inc., an established smart grid leader with more than 15 million advanced metering infrastructure units placed among 400 utilities, was selected by SoCalGas to deploy its advanced metering infrastructure (AMI) solution to more than six million customers, which sent share prices higher. Additionally, the Fund held shares of MYR Group Inc., an electrical contractor specializing in transmission and distribution lines, which is a beneficiary of the secular trend in favor of improving the efficiency of the electrical grid as outlined in the Energy Policy Act of 2005. The Fund’s health care holdings also contributed positively to relative performance during the reporting period. Shares of AthenaHealth Inc., an internet-based health care information technology company focused on revenue cycle management and electronic medical records, rallied strongly on news that it had secured a major competitive win with a large publically-traded hospital company. Separately, shares of Salix Pharmaceuticals Limited, a specialty pharmaceutical firm focused on gastrointestinal disorders, reacted positively due to drug development for irritable bowel syndrome and another intestinal condition common with opiate use.

The largest detractor to the Fund’s relative performance during the reporting period was stock selection in the information technology sector, most notably in the telecommunications equipment area. In late 2011 and through most of 2012, Tier-1 U.S.

12	Nuveen Investments

service providers reduced capital expenditures, significantly impacting share prices of three of the Fund’s equipment holdings: Acme Packet, the leading provider of session border controllers that enable equipment for voice-over-internet protocol; ADTRAN, Inc., a telecommunications equipment manufacturer with a concentration in network access equipment; and Fabrinet, an outsourced manufacturer of optical components. While we sold shares of Acme Packet on the basis of increasing pressure from larger competitors, the Fund continued to hold positions in the latter two names based on prospects for improved spending in 2013 among large carriers for their equipment categories. Selected consumer discretionary names also weighed on the Fund’s relative performance during the reporting period. Share prices of Hhgregg Inc., a fast-growing retailer of appliances and electronics, fell significantly in July 2012 as the company reduced its earnings guidance due to disappointing sales of larger-sized, high-definition TV offerings to online alternatives. This compromised our investment thesis, resulting in the sale of the position. Portfolio returns were also negatively impacted by our position in Crocs, Inc., the wholesaler and retailer of casual footwear. The company’s growth slowed in 2012 due to its European exposure and disappointing sell-through of recently introduced cold weather footwear. However, given the attractive valuation of the stock and the company’s growth profile, we continued to maintain the Fund’s position in Crocs.

While overall U.S. economic data has been mixed, we believe recent upticks in consumer spending, rising home prices and improved vehicle sales suggest reasons for optimism, particularly relative to international markets where economic deceleration is clearly evident. We are maintaining a balanced cyclical posture in the Fund’s portfolio, but believe that there could be opportunities among consumer discretionary groups such as specialty retail and restaurants that are unit growth stories and well positioned to deal with rising input costs. We are mindful that factors such as gas prices, food inflation and the government’s efforts to grapple with the fiscal cliff will be instrumental to improving consumer sentiment. The Federal Reserve’s announcement of a third round of monetary stimulus could provide support for the energy and information technology groups, two sectors that have outperformed following the prior two rounds of quantitative easing.

In the technology sector, the duration of the current contractionary cycle for manufacturers of semiconductors and semi-related equipment has lasted longer than historical norms and inventories appear lean. Accordingly, we are increasingly seeking out opportunities to invest in companies with strong fundamentals and attractive valuations in areas away from personal computer-related markets such as tablets, notebooks and wireless devices. Despite the poor stock price performance among many telecommunication equipment manufacturers over the past year, we are becoming more constructive on the group’s prospects given AT&T’s recently announced spending plans.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Growth Opportunities Fund

Equity investments, such as those held by the Fund, are subject to market risk, active management risk, and growth stock risk. Foreign investments involve additional risks,

Nuveen Investments	13

including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Diversification does not assure a profit or protect against a loss in a declining market. The use of derivatives involves additional risk and transaction costs.

Nuveen Mid Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risk and transaction costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Nuveen Small Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risks and transactions costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies. Small cap stocks involve substantial risk.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.66%	1.49%	6.68%
Class A Shares at maximum Offering Price	1.46%	0.30%	6.05%
Russell 1000® Growth Index*	13.02%	1.95%	7.15%
Lipper Multi-Cap Growth Funds Classification Average*	9.36%	-0.58%	7.54%

Class B Shares w/o CDSC	7.00%	0.75%	5.90%
Class B Shares w/CDSC	2.00%	0.58%	5.90%
Class C Shares	6.88%	0.73%	5.88%
Class R3 Shares	7.40%	1.24%	6.46%
Class I Shares	7.94%	1.75%	6.95%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	22.32%	2.89%	7.99%
Class A Shares at maximum Offering Price	15.29%	1.68%	7.36%
Class B Shares w/o CDSC	21.54%	2.14%	7.20%
Class B Shares w/CDSC	16.54%	1.97%	7.20%
Class C Shares	21.41%	2.13%	7.19%
Class R3 Shares	22.03%	2.64%	7.77%
Class I Shares	22.65%	3.15%	8.27%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Class R3 Shares	1.46%
Class I Shares	0.96%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.88%	1.17%	9.90%
Class A Shares at maximum Offering Price	0.74%	-0.02%	9.25%
Russell Midcap® Growth Index*	9.09%	1.55%	10.03%
Lipper Mid-Cap Growth Funds Classification Average*	6.78%	0.00%	8.41%

Class B Shares w/o CDSC	6.08%	0.41%	9.08%
Class B Shares w/CDSC	1.08%	0.24%	9.08%
Class C Shares	6.06%	0.41%	9.08%
Class R3 Shares	6.59%	0.92%	9.67%
Class I Shares	7.13%	1.42%	10.18%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	25.22%	2.17%	10.98%
Class A Shares at maximum Offering Price	18.02%	0.96%	10.33%
Class B Shares w/o CDSC	24.26%	1.40%	10.16%
Class B Shares w/CDSC	19.26%	1.23%	10.16%
Class C Shares	24.26%	1.40%	10.16%
Class R3 Shares	24.88%	1.91%	10.76%
Class I Shares	25.51%	2.41%	11.27%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.28%
Class B Shares	2.03%
Class C Shares	2.03%
Class R3 Shares	1.53%
Class I Shares	1.03%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.73%	1.57%	8.95%
Class A Shares at maximum Offering Price	-0.37%	0.38%	8.31%
Russell 2000® Growth Index*	9.70%	1.41%	9.66%
Lipper Small-Cap Growth Funds Classification Average*	9.08%	0.48%	8.76%

Class B Shares w/o CDSC	4.95%	0.81%	8.14%
Class B Shares w/CDSC	-0.05%	0.63%	8.14%
Class C Shares	4.93%	0.82%	8.15%
Class R3 Shares	5.48%	1.32%	8.75%
Class I Shares	5.99%	1.83%	9.22%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	30.22%	3.70%	10.42%
Class A Shares at maximum Offering Price	22.73%	2.48%	9.76%
Class B Shares w/o CDSC	29.24%	2.92%	9.59%
Class B Shares w/CDSC	24.24%	2.74%	9.59%
Class C Shares	29.26%	2.93%	9.60%
Class R3 Shares	29.96%	3.45%	10.21%
Class I Shares	30.56%	3.96%	10.69%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.54%	1.48%
Class B Shares	2.29%	2.23%
Class C Shares	2.29%	2.23%
Class R3 Shares	1.79%	1.73%
Class I Shares	1.29%	1.23%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation[1]
Common Stocks	100.0%
Short-Term Investments	1.6%
Other[2]	(1.6)%

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation[1]
Common Stocks	98.3%
Short-Term Investments	1.6%
Other[2]	0.1%

Portfolio Composition[1]
IT Services	13.7%
Computers & Peripherals	10.9%
Internet Software & Services	8.0%
Specialty Retail	6.2%
Media	4.5%
Internet & Catalog Retail	4.5%
Food & Staples Retailing	4.3%
Health Care Providers & Services	3.9%
Pharmaceuticals	3.1%
Biotechnology	3.0%
Road & Rail	2.9%
Hotels, Restaurants & Leisure	2.9%
Textiles, Apparel & Luxury Goods	2.7%
Real Estate Investment Trust	2.6%
Health Care Equipment & Supplies	2.5%
Machinery	2.4%
Energy Equipment & Services	2.4%
Software	2.3%
Beverages	2.2%
Short-Term Investments	1.6%
Other[3]	13.4%

Portfolio Composition[1]
Specialty Retail	12.7%
Software	7.1%
Biotechnology	5.4%
Machinery	4.9%
Electronic Equipment & Instruments	3.8%
Media	3.8%
Textiles, Apparel & Luxury Goods	3.6%
IT Services	3.5%
Electrical Equipment	3.4%
Internet Software & Services	3.3%
Chemicals	3.2%
Road & Rail	3.1%
Energy Equipment & Services	3.0%
Capital Markets	2.9%
Oil, Gas & Consumable Fuels	2.7%
Hotels, Restaurants & Leisure	2.7%
Health Care Equipment & Supplies	2.6%
Health Care Technology	2.6%
Trading Companies & Distributors	2.5%
Wireless Telecommunication Services	2.2%
Food & Staples Retailing	2.2%
Short-Term Investments	1.6%
Other[3]	17.2%

Top Five Common Stock Holdings[1]
Apple, Inc.	10.3%
International Business Machines Corporation (IBM)	4.8%
Google Inc., Class A	3.5%
MasterCard, Inc. Class A	3.1%
Amazon.com, Inc.	2.7%

Top Five Common Stock Holdings[1]
SBA Communications Corporation	2.2%
Cerner Corporation	2.0%
TransDigm Group Inc.	1.9%
PetSmart Inc.	1.9%
Starwood Hotels & Resorts Worldwide, Inc.	1.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.2% of net assets.

22	Nuveen Investments

Nuveen Small Cap Growth Opportunities
Fund

Fund Allocation[1]
Common Stocks	96.3%
Short-Term Investments	4.0%
Other[2]	(0.3)%

Portfolio Composition[1]
Specialty Retail	6.9%
Internet Software & Services	6.8%
Health Care Equipment & Supplies	6.8%
Biotechnology	6.2%
Communications Equipment	5.8%
Health Care Providers & Services	4.6%
Commercial Banks	4.4%
Software	4.2%
Oil, Gas & Consumable Fuels	4.2%
Semiconductors & Equipment	3.6%
Electronic Equipment & Instruments	3.4%
Hotels, Restaurants & Leisure	3.4%
Electrical Equipment	3.2%
Construction & Engineering	3.1%
Commercial Services & Supplies	3.1%
Machinery	3.0%
Capital Markets	2.8%
Energy Equipment & Services	2.7%
Chemicals	2.7%
Airlines	2.0%
Short-Term Investments	4.0%
Other[3]	13.1%

Top Five Common Stock Holdings[1]
Semtech Corporation	2.1%
Ascena Retail Group Inc.	2.1%
Alaska Air Group, Inc.	2.0%
Energy XXI Limited Bermuda	1.9%
Brunswick Corporation	1.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.0% of net assets.

Nuveen Investments	23

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$949.60	$947.50	$946.00	$948.70	$951.10	$1,019.05	$1,015.28	$1,015.28	$1,017.80	$1,020.31
Expenses Incurred During Period	$5.93	$9.59	$9.59	$7.15	$4.71	$6.14	$9.93	$9.93	$7.41	$4.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.96%, 1.46% and 0.96% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$950.20	$946.50	$946.70	$948.80	$951.40	$1,018.80	$1,015.03	$1,015.03	$1,017.55	$1,022.06
Expenses Incurred During Period	$6.18	$9.83	$9.84	$7.40	$4.95	$6.39	$10.18	$10.18	$7.66	$5.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 2.01%, 1.51% and 1.01% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$932.40	$929.30	$929.20	$931.50	$933.90	$1,017.75	$1,013.98	$1,013.98	$1,016.49	$1,019.00
Expenses Incurred During Period	$7.14	$10.77	$10.77	$8.35	$5.93	$7.46	$11.24	$11.24	$8.72	$6.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year ended, and the change in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 28, 2012

Nuveen Investments	25

Portfolio of Investments

Nuveen Large Cap Growth Opportunities Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 100.0%

	Aerospace & Defense – 1.8%

71,903	Boeing Company	$5,064,847

29,470	Precision Castparts Corporation	5,100,373
	Total Aerospace & Defense	10,165,220
	Beverages – 2.2%

338,479	Coca-Cola Company	12,584,649
	Biotechnology – 3.0%

75,143	Alexion Pharmaceuticals Inc., (2)	6,791,424

153,668	Gilead Sciences, Inc., (2)	10,320,343
	Total Biotechnology	17,111,767
	Chemicals – 1.6%

109,444	Monsanto Company	9,419,845
	Communications Equipment – 1.9%

187,911	QUALCOMM, Inc.	11,006,887
	Computers & Peripherals – 10.9%

99,198	Apple, Inc.	59,032,730

142,614	EMC Corporation, (2)	3,482,634
	Total Computers & Peripherals	62,515,364
	Consumer Finance – 1.3%

132,321	American Express Company	7,406,006
	Energy Equipment & Services – 2.4%

100,857	National-Oilwell Varco Inc.	7,433,161

88,374	Schlumberger Limited	6,144,644
	Total Energy Equipment & Services	13,577,805
	Food & Staples Retailing – 4.3%

109,668	Costco Wholesale Corporation	10,794,621

147,027	Whole Foods Market, Inc., (3)	13,927,868
	Total Food & Staples Retailing	24,722,489
	Health Care Equipment & Supplies – 2.5%

81,224	Idexx Labs Inc., (2), (3)	7,813,749

11,826	Intuitive Surgical, Inc., (2)	6,412,294
	Total Health Care Equipment & Supplies	14,226,043
	Health Care Providers & Services – 3.9%

226,903	Express Scripts, Holding Company, (2)	13,963,611

90,922	McKesson HBOC Inc.	8,483,932
	Total Health Care Providers & Services	22,447,543
	Health Care Technology – 1.2%

92,966	Cerner Corporation, (2), (3)	7,083,080
	Hotels, Restaurants & Leisure – 2.9%

162,178	Starbucks Corporation	7,443,970

132,183	YUM! Brands, Inc.	9,267,350
	Total Hotels, Restaurants & Leisure	16,711,320
	Industrial Conglomerates – 1.8%

196,655	Danaher Corporation, (3)	10,172,963

26	Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 4.5%

66,944	Amazon.com, Inc., (2), (3)	$15,585,902

17,985	priceline.com Incorporated, (2)	10,319,253
	Total Internet & Catalog Retail	25,905,155
	Internet Software & Services – 8.0%

250,500	eBay Inc., (2)	12,096,645

103,999	Facebook Inc., Class A Shares, (2)	2,195,939

29,628	Google Inc., Class A, (2)	20,140,226

46,385	LinkedIn Corporation, Class A Shares, (2), (3)	4,959,948

105,082	Rackspace Hosting Inc., (2), (3)	6,692,673
	Total Internet Software & Services	46,085,431
	IT Services – 13.7%

165,605	Accenture Limited, Class A	11,163,433

142,140	International Business Machines Corporation (IBM), (3)	27,650,494

38,598	MasterCard, Inc., Class A	17,790,976

97,778	Teradata Corporation, (2)	6,679,215

110,213	Visa Inc., Class A, (3)	15,293,156
	Total IT Services	78,577,274
	Life Sciences Tools & Services – 1.1%

36,271	Mettler-Toledo International Inc., (2)	6,143,219
	Machinery – 2.4%

93,769	Cummins Inc.	8,774,903

102,513	Graco Inc., (3)	4,926,775
	Total Machinery	13,701,678
	Media – 4.5%

142,693	DirecTV, (2)	7,293,039

101,965	Discovery Communications Inc., Class A Shares, (2)	6,017,974

2,036,653	Sirius XM Radio Inc., (2), (3)	5,702,628

143,783	Walt Disney Company, (3)	7,055,432
	Total Media	26,069,073
	Oil, Gas & Consumable Fuels – 1.5%

82,694	Pioneer Natural Resources Company, (3)	8,736,621
	Personal Products – 1.4%

134,512	Estee Lauder Companies Inc., Class A	8,288,629
	Pharmaceuticals – 3.1%

123,622	Allergan, Inc.	11,116,090

56,611	Perrigo Company, (3)	6,510,831
	Total Pharmaceuticals	17,626,921
	Real Estate Investment Trust – 2.6%

201,679	American Tower REIT Inc.	15,184,412
	Road & Rail – 2.9%

112,362	J.B. Hunt Transports Serives Inc., (3)	6,595,649

125,736	Kansas City Southern Industries	10,116,719
	Total Road & Rail	16,712,368
	Software – 2.3%

86,126	NetSuite Inc., (2), (3)	5,469,862

Nuveen Investments	27

Portfolio of Investments

Nuveen Large Cap Growth Opportunities Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Software (continued)

53,249	Salesforce.com, Inc., (2), (3)	$7,773,289
	Total Software	13,243,151
	Specialty Retail – 6.2%

23,921	AutoZone, Inc., (2), (3)	8,970,375

152,819	GNC Holdings Inc., Class A, (3)	5,909,511

130,322	PetSmart Inc.	8,652,078

226,255	TJX Companies, Inc.	9,418,996

31,648	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	2,918,579
	Total Specialty Retail	35,869,539
	Textiles, Apparel & Luxury Goods – 2.7%

78,730	Lululemon Athletica Inc., (2), (3)	5,433,157

66,676	Michael Kors Holdings Limited, (2)	3,646,511

43,432	Ralph Lauren Corporation, Class A	6,675,064
	Total Textiles, Apparel & Luxury Goods	15,754,732
	Trading Companies & Distributors – 1.4%

40,992	W.W. Grainger, Inc.	8,256,199
	Total Common Stocks (cost $427,905,261)	575,305,383

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 22.5%

	Money Market Funds – 22.5%

129,448,489	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$129,448,489
	Total Investments Purchased with Collateral from Securities Lending (cost $129,448,489)	129,448,489

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

9,005,514	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$9,005,514
	Total Short-Term Investments (cost $9,005,514)	9,005,514
	Total Investments (cost $566,359,264) – 124.1%	713,759,386
	Other Assets Less Liabilities – (24.1)%	(138,494,643)
	Net Assets – 100%	$575,264,743

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $125,911,957.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen Mid Cap Growth Opportunities Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 98.3%

	Aerospace & Defense – 1.9%

161,906	TransDigm Group Inc., (2)	$21,567,498
	Biotechnology – 5.4%

228,592	Alexion Pharmaceuticals Inc., (2), (3)	20,660,145

256,852	Medivation, Inc., (2), (3)	13,130,274

128,651	Onyx Pharmaceuticals Inc., (2), (3)	10,081,092

111,575	Regeneron Pharmaceuticals, Inc., (2), (3)	15,877,123
	Total Biotechnology	59,748,634
	Capital Markets – 2.9%

151,603	Affiliated Managers Group Inc., (2)	19,177,780

193,748	T. Rowe Price Group Inc.	12,581,995
	Total Capital Markets	31,759,775
	Chemicals – 3.2%

187,236	Airgas, Inc.	16,658,387

342,823	FMC Corporation	18,347,887
	Total Chemicals	35,006,274
	Communications Equipment – 0.6%

125,585	Palo Alto Networks, Inc., (2), (3)	6,904,663
	Computers & Peripherals – 0.6%

285,920	Fusion-io Inc., (2), (3)	6,747,712
	Consumer Finance – 1.1%

297,496	Discover Financial Services	12,197,336
	Electrical Equipment – 3.4%

493,703	Ametek Inc., (3)	17,551,142

181,207	Roper Industries Inc., (3)	19,782,368
	Total Electrical Equipment	37,333,510
	Electronic Equipment & Instruments – 3.8%

342,745	Amphenol Corporation, Class A, (3)	20,609,257

186,246	IPG Photonics Corporation, (2), (3)	9,885,938

256,041	Trimble Navigation Limited, (2)	12,080,014
	Total Electronic Equipment & Instruments	42,575,209
	Energy Equipment & Services – 3.0%

155,037	Core Laboratories NV	16,071,135

336,244	Oceaneering International Inc.	17,595,649
	Total Energy Equipment & Services	33,666,784
	Food & Staples Retailing – 2.2%

172,385	Fresh Market Inc., (2)	9,775,953

151,189	Whole Foods Market, Inc.	14,322,134
	Total Food & Staples Retailing	24,098,087
	Food Products – 0.7%

137,230	Hain Celestial Group Inc., (2), (3)	7,931,894
	Health Care Equipment & Supplies – 2.6%

119,368	Idexx Labs Inc., (2), (3)	11,483,202

436,244	ResMed Inc., (3)	17,423,585
	Total Health Care Equipment & Supplies	28,906,787

Nuveen Investments	29

Portfolio of Investments

Nuveen Mid Cap Growth Opportunities Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Health Care Providers & Services – 1.1%

259,788	Catamaran Corporation, (2)	$12,251,602
	Health Care Technology – 2.6%

104,811	AthenaHealth Inc., (2), (3)	6,738,299

287,314	Cerner Corporation, (2), (3)	21,890,454
	Total Health Care Technology	28,628,753
	Hotels, Restaurants & Leisure – 2.7%

56,605	Panera Bread Company, Class A, (2)	9,545,867

400,702	Starwood Hotels & Resorts Worldwide, Inc., (3)	20,776,399
	Total Hotels, Restaurants & Leisure	30,322,266
	Internet & Catalog Retail – 0.8%

14,875	priceline.com Incorporated, (2)	8,534,829
	Internet Software & Services – 3.3%

315,212	Cornerstone OnDemand Inc., (2)	8,822,784

129,085	LinkedIn Corporation, Class A Shares, (2), (3)	13,803,059

214,409	Rackspace Hosting Inc., (2), (3)	13,655,709
	Total Internet Software & Services	36,281,552
	IT Services – 3.5%

215,598	FleetCor Technologies Inc., (2), (3)	10,221,501

286,974	Teradata Corporation, (2)	19,603,194

129,626	Wright Express Corporation, (2), (3)	9,563,806
	Total IT Services	39,388,501
	Leisure Equipment & Products – 1.4%

180,884	Polaris Industries Inc., (3)	15,284,698
	Machinery – 4.9%

115,832	Flowserve Corporation	15,694,078

216,587	Graco Inc., (3)	10,409,171

198,602	Nordson Corporation	11,723,476

205,486	Wabtec Corporation	16,829,303
	Total Machinery	54,656,028
	Media – 3.8%

194,335	Discovery Communications inc., Class A Shares, (2)	11,469,652

221,986	Scripps Networks Interactive, Class A Shares, (3)	13,478,990

6,146,315	Sirius XM Radio Inc., (2), (3)	17,209,682
	Total Media	42,158,324
	Metals & Mining – 1.0%

231,984	Carpenter Technology Inc.	11,276,742
	Multiline Retail – 0.9%

262,062	Dollar Tree Stores Inc., (2)	10,448,412
	Oil, Gas & Consumable Fuels – 2.7%

587,068	Cobalt International Energy, Inc., (2)	12,216,885

171,788	Pioneer Natural Resources Company, (3)	18,149,402
	Total Oil, Gas & Consumable Fuels	30,366,287
	Pharmaceuticals – 1.4%

136,983	Perrigo Company, (3)	15,754,415

30	Nuveen Investments

Shares	Description (1)	Value
	Professional Services – 1.4%

302,070	Verisk Analytics Inc, Class A Shares, (2)	$15,405,570
	Real Estate Investment Trust – 1.5%

269,904	Digital Realty Trust Inc., (3)	16,580,203
	Real Estate Management & Development – 0.9%

254,959	Zillow Inc, Class A, (2), (3)	9,525,268
	Road & Rail – 3.1%

325,214	J.B. Hunt Transports Serives Inc., (3)	19,090,062

190,911	Kansas City Southern Industries	15,360,699
	Total Road & Rail	34,450,761
	Semiconductors & Equipment – 1.8%

426,053	ARM Holdings PLC, (3)	13,782,815

74,818	Mellanox Technologies, Limited, (2), (3)	5,758,741
	Total Semiconductors & Equipment	19,541,556
	Software – 7.1%

244,103	Ansys Inc., (2), (3)	17,302,021

125,790	CommVault Systems, Inc., (2), (3)	7,858,101

253,670	Micros Systems, Inc., (2)	11,514,081

155,897	NetSuite Inc., (2), (3)	9,901,018

318,626	Red Hat, Inc., (2)	15,666,840

317,858	ServiceNow Inc., (2), (3)	9,742,348

240,379	Splunk Inc., (2), (3)	6,742,631
	Total Software	78,727,040
	Specialty Retail – 12.7%

51,952	AutoZone, Inc., (2), (3)	19,482,000

251,585	Bed Bath and Beyond Inc., (2), (3)	14,511,423

334,322	Dick’s Sporting Goods Inc., (3)	16,716,100

534,761	GNC Holdings Inc., Class A, (3)	20,679,208

323,281	PetSmart Inc.	21,462,626

261,376	Ross Stores, Inc.	15,930,867

203,262	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	18,744,822

367,935	Urban Outfitters, Inc., (2), (3)	13,157,356
	Total Specialty Retail	140,684,402
	Textiles, Apparel & Luxury Goods – 3.6%

92,840	Lululemon Athletica Inc., (2), (3)	6,406,888

224,095	Michael Kors Holdings Limited, (2)	12,255,756

79,873	Ralph Lauren Corporation, Class A	12,275,681

175,402	Under Armour, Inc., Class A, (2), (3)	9,166,509
	Total Textiles, Apparel & Luxury Goods	40,104,834
	Trading Companies & Distributors – 2.5%

236,080	MSC Industrial Direct Inc., Class A, (3)	17,611,567

52,695	W.W. Grainger, Inc.	10,613,300
	Total Trading Companies & Distributors	28,224,867
	Wireless Telecommunication Services – 2.2%

362,036	SBA Communications Corporation, (2), (3)	24,122,459
	Total Common Stocks (cost $897,943,092)	1,091,163,532

Nuveen Investments	31

Portfolio of Investments

Nuveen Mid Cap Growth Opportunities Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 39.4%

	Money Market Funds – 39.4%

437,237,097	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$437,237,097
	Total Investments Purchased with Collateral from Securities Lending (cost $437,237,097)	437,237,097

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

18,568,578	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$18,568,578
	Total Short-Term Investments (cost $18,568,578)	18,568,578
	Total Investments (cost $1,353,748,767) – 139.3%	1,546,969,207
	Other Assets Less Liabilities – (39.3)%	(436,662,780)
	Net Assets – 100%	$1,110,306,427

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $423,911,686.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Growth Opportunities Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 96.3%

	Aerospace & Defense – 1.3%

84,187	Orbital Sciences Corporation, (2), (3)	$1,128,106
	Air Freight & Logistics – 1.6%

40,915	Forward Air Corporation	1,365,334
	Airlines – 2.0%

46,694	Alaska Air Group, Inc., (2)	1,785,579
	Biotechnology – 6.2%

66,933	Alkermes Inc., (2), (3)	1,240,268

20,124	Cepheid, Inc., (2), (3)	609,958

29,973	Cubist Pharmaceuticals Inc., (2), (3)	1,285,842

37,240	Immunogen, Inc., (2), (3)	412,619

38,076	Incyte Pharmaceuticals Inc., (2), (3)	607,693

11,134	Pharmacyclics, Inc., (2), (3)	679,953

26,732	Theravance Inc., (2), (3)	601,737
	Total Biotechnology	5,438,070
	Capital Markets – 2.8%

43,538	Evercore Partners Inc., Class A, (3)	1,214,710

40,895	Stifel Financial Corporation, (2), (3)	1,296,372
	Total Capital Markets	2,511,082
	Chemicals – 2.7%

45,639	H.B. Fuller Company, (3)	1,387,426

45,207	Kraton Performance Polymers Inc., (2)	986,417
	Total Chemicals	2,373,843
	Commercial Banks – 4.4%

69,484	Cathay General Bancorp.	1,229,172

62,539	East West Bancorp Inc.	1,331,455

38,067	Home Bancshares, Inc.	1,318,641
	Total Commercial Banks	3,879,268
	Commercial Services & Supplies – 3.1%

88,220	Interface, Inc.	1,262,428

56,134	Tetra Tech, Inc., (2), (3)	1,456,116
	Total Commercial Services & Supplies	2,718,544
	Communications Equipment – 5.8%

85,614	ADTRAN, Inc., (3)	1,446,020

68,546	Aruba Networks, Inc., (2), (3)	1,245,481

81,187	IXIA, (2), (3)	1,137,430

39,359	Plantronics Inc., (3)	1,276,806
	Total Communications Equipment	5,105,737
	Construction & Engineering – 3.1%

70,135	MasTec Inc., (2), (3)	1,582,246

55,991	MYR Group Inc., (2)	1,185,889
	Total Construction & Engineering	2,768,135
	Consumer Discretionary – 1.6%

30,906	Penske Auto Group, Inc., (3)	945,724

26,604	Texas Roadhouse, Inc., (3)	433,113
	Total Consumer Discretionary	1,378,837

Nuveen Investments	33

Portfolio of Investments

Nuveen Small Cap Growth Opportunities Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Electrical Equipment – 3.2%

23,221	Acuity Brands Inc., (3)	$1,502,399

45,813	General Cable Corporation, (2)	1,307,045
	Total Electrical Equipment	2,809,444
	Electronic Equipment & Instruments – 3.4%

75,205	Fabrinet, (2), (3)	724,224

20,252	IPG Photonics Corporation, (2), (3)	1,074,976

51,172	National Instruments Corporation	1,205,612
	Total Electronic Equipment & Instruments	3,004,812
	Energy Equipment & Services – 2.7%

20,072	Dril Quip Inc., (2), (3)	1,390,187

19,810	Lufkin Industries Inc., (3)	990,698
	Total Energy Equipment & Services	2,380,885
	Food Products – 1.6%

26,728	Treehouse Foods Inc., (2)	1,431,284
	Health Care Equipment & Supplies – 6.8%

44,475	Align Technology, Inc., (2), (3)	1,182,146

19,847	Haemonetics Corporation, (2)	1,621,500

13,756	ICU Medical, Inc., (2), (3)	816,143

91,195	NuVasive, Inc., (2), (3)	1,315,032

91,067	Nxstage Medical, Inc., (2)	1,019,950
	Total Health Care Equipment & Supplies	5,954,771
	Health Care Providers & Services – 4.6%

67,759	HealthSouth Corporation, (2), (3)	1,499,507

62,523	HMS Holdings Corporation, (2), (3)	1,443,656

33,556	IPC The Hospitalist Company, Inc., (2), (3)	1,157,346
	Total Health Care Providers & Services	4,100,509
	Hotels, Restaurants & Leisure – 3.4%

78,290	Bravo Brio Restaurant Group, (2)	1,033,428

12,795	Buffalo Wild Wings, Inc., (2), (3)	971,780

82,227	Caribou Coffee Company, Inc., (2)	984,257
	Total Hotels, Restaurants & Leisure	2,989,465
	Internet Software & Services – 6.8%

90,770	Brightcove Inc., (2), (3)	1,145,517

81,166	Constant Contact Inc., (2)	1,001,588

56,789	DealerTrack Holdings, Inc., (2)	1,552,043

56,546	ExactTarget Inc., (2)	1,318,653

84,171	Perficient, Inc., (2)	957,024
	Total Internet Software & Services	5,974,825
	Leisure Equipment & Products – 1.9%

69,554	Brunswick Corporation, (3)	1,640,779
	Machinery – 3.0%

38,900	Actuant Corporation, Class A	1,098,536

42,586	ESCO Technologies Inc.	1,594,420
	Total Machinery	2,692,956

34	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 4.2%

50,480	Energy XXI Limited Bermuda, (3)	$1,670,888

114,011	Midstates Petroleum Company Incorporated, (2)	703,448

45,053	Oasis Petroleum Inc., (2), (3)	1,323,207
	Total Oil, Gas & Consumable Fuels	3,697,543
	Pharmaceuticals – 1.6%

54,358	Impax Laboratories Inc., (2), (3)	1,155,108

15,811	Vivus, Inc., (2), (3)	235,584
	Total Pharmaceuticals	1,390,692
	Professional Services – 1.2%

83,909	TrueBlue Inc., (2), (3)	1,095,012
	Road & Rail – 1.6%

142,965	Swift Transportation Company, Class A, (2)	1,393,909
	Semiconductors & Equipment – 3.6%

74,603	Semtech Corporation, (2), (3)	1,862,837

32,633	Silicon Laboratories Inc., (2)	1,319,026
	Total Semiconductors & Equipment	3,181,863
	Software – 4.2%

61,935	Advent Software Inc., (2), (3)	1,343,990

57,990	Fortinet Inc., (2)	1,123,266

28,024	Micros Systems, Inc., (2)	1,272,009

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	3,739,265
	Specialty Retail – 6.9%

40,662	Ann Inc., (2), (3)	1,429,676

92,898	Ascena Retail Group Inc., (2)	1,839,380

47,222	Mens Wearhouse Inc.	1,548,409

48,590	Zumiez, Inc., (2), (3)	1,229,814
	Total Specialty Retail	6,047,279
	Textiles, Apparel & Luxury Goods – 1.0%

67,400	Crocs, Inc., (2)	849,241
	Total Common Stocks (cost $78,594,200)	84,827,069

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 37.0%

	Money Market Funds – 37.0%

32,580,502	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (5), (6)	$32,580,502
	Total Investments Purchased with Collateral from Securities Lending (cost $32,580,502)	32,580,502

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 4.0%

	Money Market Funds – 4.0%

3,524,585	First American Treasury Obligations Fund, Class Z, 0.004%, (5)	$3,524,585
	Total Short-Term Investments (cost $3,524,585)	3,524,585
	Total Investments (cost $114,699,287) – 137.3%	120,932,156
	Other Assets Less Liabilities – (37.3)%	(32,865,486)
	Net Assets – 100%	$88,066,670

Nuveen Investments	35

Portfolio of Investments

Nuveen Small Cap Growth Opportunities Fund (continued)

October 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $30,825,010.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Assets & Liabilities

October 31, 2012

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Investments, at value (cost $436,910,775, $916,511,670 and $82,118,785, respectively)	$584,310,897	$1,109,732,110	$88,351,654
Investments purchased with collateral from securities lending (at cost, which approximates value)	129,448,489	437,237,097	32,580,502
Cash	20,024	661,841	1,977
Receivables:
Dividends	263,783	2,257,339	10,612
Due from broker	17,296	118,646	7,342
Interest	26	77	—
Investments sold	14,730,130	—	223,892
Shares sold	1,231,972	1,359,646	50,010
Other assets	6,904	13,618	21
Total assets	730,029,521	1,551,380,374	121,226,010
Liabilities
Payables:
Collateral from securities lending program	129,448,489	437,237,097	32,580,502
Investments purchased	23,611,128	—	166,852
Shares redeemed	1,133,613	2,571,919	269,867
Accrued expenses:
Directors fees	10,430	20,406	777
12b-1 distribution and service fees	44,414	101,604	10,902
Management fees	346,792	766,525	79,970
Other	169,912	376,396	50,470
Total liabilities	154,764,778	441,073,947	33,159,340
Net assets	$575,264,743	$1,110,306,427	$88,066,670
Class A Shares
Net assets	$134,788,159	$306,507,436	$35,306,313
Shares outstanding	3,953,525	7,232,867	1,661,324
Net asset value per share	$34.09	$42.38	$21.25
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$36.17	$44.97	$22.55
Class B Shares
Net assets	$1,480,840	$2,576,272	$687,129
Shares outstanding	48,312	70,972	37,609
Net asset value and offering price per share	$30.65	$36.30	$18.27
Class C Shares
Net assets	$11,193,454	$17,873,880	$1,568,048
Shares outstanding	357,191	468,265	81,791
Net asset value and offering price per share	$31.34	$38.17	$19.17
Class R3 Shares
Net assets	$9,658,169	$38,869,148	$2,394,540
Shares outstanding	288,790	939,989	115,063
Net asset value and offering price per share	$33.44	$41.35	$20.81
Class I Shares
Net assets	$418,144,121	$744,479,691	$48,110,640
Shares outstanding	11,762,159	16,195,687	2,088,995
Net asset value and offering price per share	$35.55	$45.97	$23.03
Net assets consist of:
Capital paid-in	$423,276,266	$843,542,091	$76,010,393
Undistributed (Over-distribution of) net investment income	(1,108,090)	(2,317,581)	(10,690)
Accumulated net realized gain (loss)	5,696,445	75,861,477	5,834,098
Net unrealized appreciation (depreciation)	147,400,122	193,220,440	6,232,869
Net assets	$575,264,743	$1,110,306,427	$88,066,670
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Operations

Year Ended October 31, 2012

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income	$4,466,381	$8,652,424	$360,434
Securities lending income, net	450,450	1,148,683	141,493
Total investment income	4,916,831	9,801,107	501,927
Expenses
Management fees	4,702,191	9,614,483	997,228
12b-1 service fees – Class A	283,170	756,831	93,790
12b-1 distribution and service fees – Class B	18,905	33,040	10,515
12b-1 distribution and service fees – Class C	102,167	164,638	16,189
12b-1 distribution and service fees – Class R3	37,298	192,925	12,466
Shareholders servicing agent fees and expenses	697,816	1,482,231	322,999
Custodian’s fees and expenses	100,282	179,400	26,741
Directors fees and expenses	16,418	31,878	3,011
Professional fees	44,752	84,449	13,505
Shareholder reporting expenses	67,636	115,634	28,976
Federal and state registration fees	70,191	76,103	59,456
Other expenses	27,029	50,732	10,889
Total expenses before expense reimbursement	6,167,855	12,782,344	1,595,765
Expense reimbursement	(157,519)	(303,377)	(246,288)
Net expenses	6,010,336	12,478,967	1,349,477
Net investment income (loss)	(1,093,505)	(2,677,860)	(847,550)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,688,927	76,780,307	8,329,187
Change in net unrealized appreciation (depreciation) of investments	34,772,397	(1,595,420)	(1,326,405)
Net realized and unrealized gain (loss)	43,461,324	75,184,887	7,002,782
Net increase (decrease) in net assets from operations	$42,367,819	$72,507,027	$6,155,232

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Changes in Net Assets

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$(1,093,505)	$(1,299,396)	$(2,677,860)	$(3,745,607)	$(847,550)	$(1,334,376)
Net realized gain (loss) from:
Investments and foreign currency	8,688,927	60,485,177	76,780,307	138,057,126	8,329,187	16,904,730
Futures contracts	—	—	—	—	—	662,007
Redemptions in-kind	—	29,395,704	—	97,107,318	—	10,195,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	34,772,397	(34,390,022)	(1,595,420)	(91,117,542)	(1,326,405)	(9,343,473)
Net increase (decrease) in net assets from operations	42,367,819	54,191,463	72,507,027	140,301,295	6,155,232	17,084,841
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	—	—
From accumulated net realized gains:
Class A	(3,267,944)	—	(10,990,297)	—	(522,866)	—
Class B	(86,687)	—	(172,338)	—	(21,854)	—
Class C	(329,271)	—	(618,790)	—	(24,581)	—
Class R3	(146,968)	—	(1,376,941)	—	(34,697)	—
Class I	(14,243,083)	—	(25,461,450)	—	(807,347)	—
Decrease in net assets from distributions to shareholders	(18,073,953)	—	(38,619,816)	—	(1,411,345)	—
Fund Share Transactions
Proceeds from sale of shares	199,910,231	117,946,299	270,597,132	279,657,651	12,033,060	29,550,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,225,671	—	30,318,778	—	833,300	—
	210,135,902	117,946,299	300,915,910	279,657,651	12,866,360	29,550,383
Cost of shares redeemed	(193,332,899)	(172,879,927)	(295,747,368)	(348,970,454)	(34,960,030)	(81,538,615)
Cost of redemptions in-kind	—	(86,539,024)	—	(320,656,806)	—	(46,264,595)
Net increase (decrease) in net assets from Fund share transactions	16,803,003	(141,472,652)	5,168,542	(389,969,609)	(22,093,670)	(98,252,827)
Net increase (decrease) in net assets	41,096,869	(87,281,189)	39,055,753	(249,668,314)	(17,349,783)	(81,167,986)
Net assets at the beginning of period	534,167,874	621,449,063	1,071,250,674	1,320,918,988	105,416,453	186,584,439
Net assets at the end of period	$575,264,743	$534,167,874	$1,110,306,427	$1,071,250,674	$88,066,670	$105,416,453
Undistributed (Over-distribution of) net investment income at the end of period	$(1,108,090)	$(14,585)	$(2,317,581)	$(18,519)	$(10,690)	$(10,690)

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2012	$32.92	$(.13)	$2.46	$2.33	$—	$(1.16)	$(1.16)	$34.09
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
2008	36.27	.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
Class B (3/99)
2012	29.90	(.33)	2.24	1.91	—	(1.16)	(1.16)	30.65
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
2008	34.08	(.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
Class C (9/01)
2012	30.57	(.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
2008	34.77	(.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
Class R3 (11/00)
2012	32.39	(.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
2008	35.97	(.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
Class I (12/92)
2012	34.19	(.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09
2008	37.42	.10	(12.07)	(11.97)	(.02)	(3.12)	(3.14)	22.31

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.66%	$134,788	1.26%	(.42)%	1.23%	(.39)%	73%
8.86	84,875	1.20	(.46)	1.20	(.46)	88
25.03	66,409	1.21	(.36)	1.20	(.35)	106
12.73	56,963	1.22	.24	1.22	.24	112
(34.81)	53,430	1.20	.07	1.20	.07	92

7.00	1,481	2.00	(1.10)	1.98	(1.07)	73
8.02	2,411	1.95	(1.19)	1.95	(1.19)	88
24.07	3,473	1.96	(1.07)	1.95	(1.06)	106
11.94	4,749	1.97	(.48)	1.97	(.48)	112
(35.33)	5,907	1.95	(.68)	1.95	(.68)	92

6.88	11,193	2.01	(1.16)	1.98	(1.14)	73
8.02	7,832	1.95	(1.21)	1.95	(1.21)	88
24.07	4,220	1.96	(1.09)	1.95	(1.08)	106
11.92	4,509	1.97	(.51)	1.97	(.51)	112
(35.31)	4,368	1.95	(.68)	1.95	(.68)	92

7.40	9,658	1.51	(.70)	1.48	(.67)	73
8.58	3,431	1.45	(.72)	1.45	(.72)	88
24.71	742	1.46	(.60)	1.45	(.59)	106
12.51	667	1.47	(.05)	1.47	(.05)	112
(35.00)	454	1.45	(.18)	1.45	(.18)	92

7.94	418,144	1.01	(.13)	.98	(.11)	73
9.13	435,619	.95	(.17)	.95	(.17)	88
25.34	546,605	.96	(.11)	.95	(.10)	106
13.02	482,222	.97	.48	.97	.48	112
(34.65)	417,337	.95	.32	.95	.32	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2012	$41.36	$(.16)	$2.77	$2.61	$—	$(1.59)	$(1.59)	$42.38
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
2008	46.57	(.16)	(17.86)	(18.02)	—	(4.67)	(4.67)	23.88
Class B (3/99)
2012	35.93	(.42)	2.38	1.96	—	(1.59)	(1.59)	36.30
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
2008	42.21	(.38)	(15.94)	(16.32)	—	(4.67)	(4.67)	21.22
Class C (9/01)
2012	37.70	(.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
2008	44.03	(.40)	(16.70)	(17.10)	—	(4.67)	(4.67)	22.26
Class R3 (12/00)
2012	40.50	(.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
2008	46.11	(.24)	(17.64)	(17.88)	—	(4.67)	(4.67)	23.56
Class I (12/89)
2012	44.62	(.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94
2008	49.40	(.07)	(19.09)	(19.16)	—	(4.67)	(4.67)	25.57

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.88%	$306,507	1.30%	(.42)%	1.27%	(.39)%	113%
11.00	289,038	1.26	(.53)	1.26	(.53)	114
29.24	275,040	1.23	(.57)	1.23	(.57)	114
20.73	231,743	1.23	(.33)	1.23	(.33)	123
(42.75)	209,052	1.22	(.43)	1.22	(.43)	113

6.08	2,576	2.05	(1.18)	2.02	(1.15)	113
10.15	4,127	2.01	(1.26)	2.01	(1.26)	114
28.27	5,490	1.98	(1.31)	1.98	(1.31)	114
19.84	6,762	1.98	(1.06)	1.98	(1.06)	123
(43.18)	7,241	1.97	(1.18)	1.97	(1.18)	113

6.06	17,874	2.05	(1.16)	2.02	(1.13)	113
10.20	14,314	2.01	(1.28)	2.01	(1.28)	114
28.27	13,564	1.98	(1.32)	1.98	(1.32)	114
19.81	12,894	1.98	(1.07)	1.98	(1.07)	123
(43.16)	13,011	1.97	(1.18)	1.97	(1.18)	113

6.59	38,869	1.55	(.67)	1.52	(.64)	113
10.72	34,929	1.51	(.77)	1.51	(.77)	114
28.94	33,772	1.48	(.82)	1.48	(.82)	114
20.42	26,822	1.48	(.59)	1.48	(.59)	123
(42.88)	21,246	1.47	(.69)	1.47	(.69)	113

7.13	744,480	1.05	(.17)	1.02	(.14)	113
11.30	728,843	1.01	(.21)	1.01	(.21)	114
29.57	993,053	.98	(.31)	.98	(.31)	114
21.00	907,825	.98	(.09)	.98	(.09)	123
(42.59)	732,559	.97	(.18)	.97	(.18)	113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/95)
2012	$20.41	$(.21)	$1.35	$1.14	$—	$(.30)	$(.30)	$21.25
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
2008	21.65	(.14)	(7.97)	(8.11)	—	(1.58)	(1.58)	11.96
Class B (3/99)
2012	17.72	(.32)	1.17	.85	—	(.30)	(.30)	18.27
2011	16.66	(.35)	1.41	1.06	—	—	—	17.72
2010	12.82	(.27)	4.11	3.84	—	—	—	16.66
2009	10.62	(.18)	2.38	2.20	—	—	—	12.82
2008	19.56	(.23)	(7.13)	(7.36)	—	(1.58)	(1.58)	10.62
Class C (9/01)
2012	18.58	(.34)	1.23	.89	—	(.30)	(.30)	19.17
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
2008	20.41	(.24)	(7.46)	(7.70)	—	(1.58)	(1.58)	11.13
Class R3 (12/00)
2012	20.04	(.26)	1.33	1.07	—	(.30)	(.30)	20.81
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
2008	21.49	(.17)	(7.91)	(8.08)	—	(1.58)	(1.58)	11.83
Class I (8/95)
2012	22.04	(.17)	1.46	1.29	—	(.30)	(.30)	23.03
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63
2008	23.03	(.10)	(8.54)	(8.64)	—	(1.58)	(1.58)	12.81

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

5.73%	$35,306	1.72%	(1.21)%	1.47%	(.97)%	118%
7.20	36,188	1.54	(1.19)	1.47	(1.12)	118
30.86	39,501	1.68	(1.26)	1.47	(1.05)	142
21.66	30,202	1.79	(1.21)	1.47	(.89)	169
(40.07)	29,022	1.63	(.99)	1.46	(.82)	138

4.95	687	2.47	(1.97)	2.22	(1.72)	118
6.36	1,482	2.31	(1.95)	2.22	(1.86)	118
29.95	2,088	2.43	(2.00)	2.22	(1.79)	142
20.72	2,025	2.54	(1.96)	2.22	(1.64)	169
(40.55)	1,978	2.38	(1.74)	2.21	(1.57)	138

4.93	1,568	2.46	(1.96)	2.22	(1.72)	118
6.41	1,546	2.29	(1.94)	2.22	(1.87)	118
29.91	1,596	2.43	(2.01)	2.22	(1.80)	142
20.75	1,341	2.54	(1.98)	2.22	(1.66)	169
(40.53)	1,104	2.38	(1.73)	2.21	(1.56)	138

5.48	2,395	1.96	(1.46)	1.72	(1.22)	118
6.94	2,334	1.79	(1.44)	1.72	(1.37)	118
30.50	2,185	1.93	(1.52)	1.72	(1.31)	142
21.39	1,469	2.04	(1.56)	1.72	(1.24)	169
(40.24)	433	1.89	(1.21)	1.72	(1.04)	138

5.99	48,111	1.47	(.96)	1.22	(.72)	118
7.46	63,866	1.31	(.94)	1.22	(.84)	118
31.22	141,215	1.43	(1.01)	1.22	(.80)	142
22.01	103,423	1.54	(.99)	1.22	(.67)	169
(39.97)	75,355	1.39	(.73)	1.22	(.56)	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion. Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase. Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on

46	Nuveen Investments

which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a ..25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains

Nuveen Investments	47

Notes to Financial Statements (continued)

and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2012, none of the Funds invested in future contracts.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of

48	Nuveen Investments

Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2012, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$75,809	$184,129	$20,323

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	49

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$575,305,383	$—	$—		$575,305,383
Investments Purchased with Collateral from Securities Lending	129,448,489	—	—		129,448,489
Short-Term Investments:
Money Market Funds	9,005,514	—	—		9,005,514
Total	$713,759,386	$—	$—		$713,759,386

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$1,091,163,532	$—	$—		$1,091,163,532
Investments Purchased with Collateral from Securities Lending	437,237,097	—	—		437,237,097
Short-Term Investments:
Money Market Funds	18,568,578	—	—		18,568,578
Total	$1,546,969,207	$—	$—		$1,546,969,207

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$84,827,069	$—	$—	**	$84,827,069
Investments Purchased with Collateral from Securities Lending	32,580,502	—	—		32,580,502
Short-Term Investments:
Money Market Funds	3,524,585	—	—		3,524,585
Total	$120,932,156	$—	$—	**	$120,932,156
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Level 3 security has a market value of zero. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2012.

50	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,977,056	$67,022,340	1,030,651	$34,137,022
Class B	2,060	64,799	5,871	178,105
Class C	144,538	4,470,537	136,693	4,197,857
Class R3	243,928	7,858,765	97,634	3,261,354
Class I	3,476,160	120,493,790	2,239,175	76,171,961
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,705	3,128,856	—	—
Class B	3,203	85,704	—	—
Class C	8,270	226,508	—	—
Class R3	5,050	146,968	—	—
Class I	215,508	6,637,635	—	—
	6,181,478	210,135,902	3,510,024	117,946,299
Shares redeemed:
Class A	(707,801)	(23,866,671)	(648,075)	(21,533,002)
Class B	(37,567)	(1,150,978)	(50,698)	(1,544,574)
Class C	(51,770)	(1,610,482)	(29,628)	(911,615)
Class R3	(66,117)	(2,157,862)	(16,584)	(534,485)
Class I	(4,672,394)	(164,546,906)	(4,263,570)	(148,356,251)
Class I – In-Kind	—	—	(2,678,398)	(86,539,024)
	(5,535,649)	(193,332,899)	(7,686,953)	(259,418,951)
Net increase (decrease)	645,829	$16,803,003	(4,176,929)	$(141,472,652)

	Mid Cap Growth Opportunities
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,876,175	$78,271,691	1,758,690	$73,910,507
Class B	1,177	41,138	1,906	68,527
Class C	137,723	5,238,734	70,600	2,674,150
Class R3	536,070	21,615,530	514,920	21,199,623
Class I	3,677,764	165,430,039	3,994,324	181,804,844
Shares issued to shareholders due to reinvestment of distributions:
Class A	293,603	10,810,446	—	—
Class B	5,239	166,355	—	—
Class C	16,012	534,474	—	—
Class R3	38,238	1,376,941	—	—
Class I	437,404	17,430,562	—	—
	7,019,405	300,915,910	6,340,440	279,657,651
Shares redeemed:
Class A	(1,924,502)	(80,454,417)	(2,152,411)	(91,460,035)
Class B	(50,297)	(1,825,565)	(55,374)	(2,033,061)
Class C	(65,179)	(2,450,815)	(87,325)	(3,307,929)
Class R3	(496,726)	(20,010,287)	(575,859)	(23,989,967)
Class I	(4,255,206)	(191,006,284)	(5,002,958)	(228,179,462)
Class I – In-Kind	—	—	(7,424,395)	(320,656,806)
	(6,791,910)	(295,747,368)	(15,298,322)	(669,627,260)
Net increase (decrease)	227,495	$5,168,542	(8,957,882)	$(389,969,609)

Nuveen Investments	51

Notes to Financial Statements (continued)

	Small Cap Growth Opportunities
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	181,562	$3,953,207	281,619	$6,049,377
Class B	271	4,858	2,154	39,844
Class C	10,821	213,237	13,293	264,550
Class R3	40,793	861,003	61,642	1,261,846
Class I	301,530	7,000,755	950,540	21,934,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,561	492,295	—	—
Class B	1,301	21,675	—	—
Class C	1,334	23,323	—	—
Class R3	1,836	34,697	—	—
Class I	12,551	261,310	—	—
	577,560	12,866,360	1,309,248	29,550,383
Shares redeemed:
Class A	(318,800)	(6,900,577)	(583,516)	(12,808,551)
Class B	(47,582)	(893,732)	(43,903)	(811,714)
Class C	(13,576)	(259,174)	(21,496)	(428,292)
Class R3	(44,038)	(923,620)	(61,745)	(1,292,506)
Class I	(1,123,082)	(25,982,927)	(2,956,187)	(66,197,552)
Class I – In-Kind	—	—	(1,983,052)	(46,264,595)
	(1,547,078)	(34,960,030)	(5,649,899)	(127,803,210)
Net increase (decrease)	(969,518)	$(22,093,670)	(4,340,651)	$(98,252,827)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, were as follows:

Fund	Year Ended 10/31/12	Year Ended 10/31/11
Large Cap Growth Opportunities	50,367	29,920
Mid Cap Growth Opportunities	36,727	28,096
Small Cap Growth Opportunities	54,323	33,211

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the fiscal year ended October 31, 2012, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$414,309,438	$1,239,320,946	$114,285,082
Sales	411,032,393	1,290,155,589	139,171,862

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

52	Nuveen Investments

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$567,286,128	$1,355,238,083	$115,848,219
Gross unrealized:
Appreciation	$149,137,863	$210,133,760	$10,201,395
Depreciation	(2,664,605)	(18,402,636)	(5,117,458)
Net unrealized appreciation (depreciation) of investments	$146,473,258	$191,731,124	$5,083,937

Permanent differences, primarily due to net operating losses, tax equalization, real estate investment trust (“REIT”) adjustments and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$107,668	$335,586	$284,829
Undistributed (Over-distribution of) net investment income	—	378,798	847,550
Accumulated net realized gain (loss)	(107,668)	(714,384)	(1,132,379)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income*	$—	$—	$1,926,567
Undistributed net long-term capital gains	6,623,309	77,350,795	5,056,464
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	18,073,953	38,619,816	1,411,345

2011	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Nuveen Investments	53

Notes to Financial Statements (continued)

During the Funds’ tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through October 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Post-October capital losses	$—	$—
Late-Year ordinary losses	1,088,806	2,289,884

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1958%
Mid Cap Growth Opportunities	.1962
Small Cap Growth Opportunities	.1998

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

54	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Small Cap Growth Opportunities
Class A Shares	1.47%
Class B Shares	2.22
Class C Shares	2.22
Class R3 Shares	1.72
Class I Shares	1.22
Expiration date	February 28, 2013

The Adviser has agreed to reimburse management fees across all share classes of Large Cap Growth Opportunities and Mid Cap Growth Opportunities through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Maximum Expense Level	.98%	.99%
Minimum Management Fee	.80	.84

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$137,319	$142,215	$31,623
Paid to financial intermediaries (Unaudited)	121,611	126,067	27,649

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$54,175	$59,241	$1,846

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$68,966	$71,394	$10,329

Nuveen Investments	55

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2012, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$3,640	$6,120	$352

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

56	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

58	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

60	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

Nuveen Investments	61

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Nuveen Mid Cap Growth Opportunities Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Nuveen Large Cap Growth Opportunities Fund and the Nuveen Small Cap Growth Opportunities Fund lagged their respective peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods, performing in the first or second quartile.

62	Nuveen Investments

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had slightly higher or higher net management fees than their respective peer averages, but net expense ratios below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

64	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	65

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

66	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Long-Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012:

Fund	Long Term Capital Gain Dividend
Nuveen Large Cap Growth Opportunities Fund	$18,073,953
Nuveen Mid Cap Growth Opportunities Fund	38,677,494
Nuveen Small Cap Growth Opportunities Fund	1,639,107

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FCGO-1012P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	FLSSX	FLRYX
Nuveen Mid Cap Select Fund	FATAX	—	FTACX	—	FATCX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David, who has 28 years of investment experience, assumed portfolio management responsibilities in 2003. Tony has 18 years of investment experience, and joined the management team for the Fund in 2004.

Tony and Scott Tonneson, CFA, are the portfolio managers for the Nuveen Mid Cap Select Fund. Tony assumed portfolio management responsibilities in 2005. Scott, who has 18 years of investment experience, joined the management team for the Fund in 2012.

Allen Steinkopf, CFA, and Mark Traster, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Allen, who has 19 years of investment experience, assumed portfolio management responsibilities in 2004. Mark, with 20 years of investment experience, joined the management team for the Fund in 2008.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2012.

What factors affected the U.S. economy and the equity market environments during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment rate from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of a turnaround as existing home sales and residential construction indicators improved and home prices rose modestly. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the average home price rose 3.0% for the twelve months ended September 2012 (the most recent data available at the time this report was prepared). This

Nuveen Investments	5

marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% set in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability. However, the outlook for the U.S. economy remained clouded by uncertainty regarding the impending “fiscal cliff”, the combination of tax increases and spending cuts scheduled to take effect beginning in January 2013, and the potential impact on the economy.

Domestic and international equity markets were buffeted by concerns about the tepid U.S. economic recovery, the seemingly unending European debt crisis and a broader slowdown in global growth, particularly in China. In addition to the bold monetary policy moves made by the Fed, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro. The ECB unveiled the Outright Monetary Transactions plan, a conditional yet unlimited bond purchase program designed to ensure that financing is available to European governments who are willing to agree to certain fiscal and structural measures.

As these combined actions helped reduce fears, U.S. and overseas equity markets surprised many investors by rallying steadily later in the period. Broad U.S. stock market indexes approached their all-time highs, posting strong double-digit returns for the period as a whole. Large-cap U.S. stocks led the market with a 15.21% one-year return as of October 31, 2012, as measured by the S&P 500® Index, reaching a level not seen since May of 2008. Domestic small- and mid-cap stocks also produced strong returns of 12.08% and 12.15% during the fiscal year period, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. Across all market cap segments, the best-performing areas of the U.S. equity market during the year included the health care, financial and consumer discretionary sectors. Energy was the biggest laggard across the board, while technology stocks also underperformed, particularly in the smaller capitalization ranges. Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from the summer months. Developed markets fared better than emerging markets, posting a 12-month return of 5.15% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 2.63% return, as measured by the MSCI Emerging Markets Index.

6	Nuveen Investments

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the S&P 500® Index during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to shift the portfolio to areas of the market that our research suggested were particularly attractive. Throughout most of this time frame, the portfolio emphasized domestic cyclical stocks and sectors that appeared to have solid fundamentals and attractive valuations in the face of a global growth slowdown. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The stock market advanced overall during the reporting period and was led by the financials, consumer discretionary and telecommunications sectors. All three of these segments within the S&P 500® Index gained more than 20% over the reporting period. Meanwhile, the more global cyclical areas such as basic materials, energy and industrials were the worst performers in the benchmark. These areas were weighed down by global growth concerns and an emerging market slowdown. The Fund’s performance versus its Lipper peers benefited from its overweight to the strongly performing financial sector as well as stock selection in financials, technology and the housing-related area of consumer discretionary. However, the Fund underperformed the S&P 500® Index based on negative stock selection in the retail segment of consumer discretionary as well as the energy, technology software and health care sectors. The fiscal year was a difficult period for active managers in general as the market continued to be driven by macro events that positively and negatively impacted economic growth.

In financials, we were rewarded for increasing the Fund’s overweight during the period as the sector was the top performer in the S&P 500® Index. Financials benefited as their credit quality and capital improved, the situation in Europe appeared to stabilize and the stocks continued to sell at very low valuations versus their history and the market. Bank of America Corporation, a large diversified financial company that we bought later in the period, turned in particularly strong results. The company was attractive based on recent improvements to its capital and credit, its potential for significant cost-cutting

Nuveen Investments	7

opportunities and its valuation, which was below tangible book value. Improving housing market conditions also helped propel the stock price during the period as the firm writes and owns a significant number of mortgages.

Stock selection in the technology hardware sector also provided strong performance for the Fund during the reporting period. Results benefited from our continued emphasis on companies focused on new technology such as smartphones and cloud computing and avoidance of old technology such as personal computers. In particular, Apple, Inc. performed exceptionally well and was also the Fund’s largest holding over the fiscal year. This leading manufacturer of smartphones, desktop and portable computing devices benefited from the introduction of its new iPad and the next generation iPhone. Apple’s product and geographic expansion allowed it to gain meaningful and profitable market share in the computing devices market. While the Fund remained overweight in Apple versus the S&P 500® Index at period end, we did sell some of its shares to realize profits. In addition, the Fund’s lack of ownership in personal computer-related stocks such as Dell Inc. and Hewlett-Packard Co. was beneficial. These larger weights in the index performed poorly as PCs continued to lose market share to tablets and smartphones.

Performance was also aided by our security selection in the housing-related area of consumer discretionary. Several of the Fund’s standouts included: home improvement retailer Home Depot, Inc.; appliance manufacturer Whirlpool Corporation; and home builder D.R. Horton. These companies benefited as a number of positive housing indicators were released as the period progressed. While we continue to own Home Depot and Whirlpool, we sold the Fund’s position in D.R. Horton as it attained our valuation target during the period.

Conversely, in the retail area of consumer discretionary, we owned two turnaround companies in the Fund that did not perform well. Electronics retailer Best Buy Company Inc. had been adjusting its business to offset competition from online retailers by closing underperforming stores, reformatting existing stores, introducing new mobile stores and improving pricing. However, its stock price was not rewarded for these changes during the fiscal year. Office supply store Staples, Inc. continued to be hindered by lower demand for its products in a slow growth environment for employment and small businesses. We sold our Best Buy position during the period. We continued to hold the Fund’s shares of Staples as we believe the company’s significant free cash flow will give it the financial wherewithal to improve the company’s standing going forward.

In the energy sector, the Fund experienced widespread weakness among its holdings, which generally exhibited superior production profiles relative to the industry. Concerns surrounding global growth and lower oil prices during the year led these stocks to underperform the more stable, integrated oil companies that the Fund did not own.

Although our technology hardware names performed well, our stock selection in the technology software and services sector was detrimental to relative performance during the reporting period. Shares of electronics payment provider VeriFone Holdings Inc. fell after its revenue growth in the summer quarter did not meet expectations. The company had increased competition from mobile payment providers, which is negatively impacting growth expectations. While mobile payments are a small piece of the electronics payment

8	Nuveen Investments

industry, they are becoming more visible and growing. As a result, we sold the Fund’s position in VeriFone during the period. Also, the Fund did not own Microsoft Corporation, a large weight in the index, which performed reasonably well over this time frame with a variety of new products hitting the marketplace.

Finally, the health care sector detracted from relative results as the Fund’s holdings in health maintenance organizations (HMOs) fell short of expectations. In particular, Humana Inc. underperformed because of increased medical costs as more people are getting back to work and using health care services. We sold the Fund’s position in Humana during the fiscal year.

In the final months of the fiscal year, U.S. economic data was better than expected, including improvements in housing and employment and consumer confidence at a five-year high. It also appeared as if economic growth in China bottomed out toward the end of the reporting period and conditions there appeared to be improving. Therefore, we continued to maintain a cyclical positioning to the Fund’s portfolio with overweight positions in financials, consumer discretionary and basic materials. The Fund is underweight in the more stable areas of consumer staples, telecommunications and electric utilities.

Nuveen Mid Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell Midcap® Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $520 million and $17.9 billion. During the reporting period, we continued to implement our “best of the best” investment approach. We started by using a combination of fundamental and quantitative analysis to identify mid-sized companies that we believed had strong fundamentals, attractive valuations and a catalyst for future positive relative performance. We further narrowed down our investable universe by identifying only those stocks that were held in other funds within our firm. We then combined a subset of those stocks into a portfolio that had risk tolerances within our acceptable limits. Generally, stocks we sold faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

During the reporting period, the U.S. economic picture generally improved and the unemployment rate declined. As the job and housing markets showed signs of improvement, the Fund benefited from overweight positions in consumer-sensitive

Nuveen Investments	9

sectors like consumer discretionary, retail and housing while underweighting the more stable consumer areas like food products. The Fund posted strong gains from several of these consumer-related stocks including Foot Locker, Inc., Jarden Corporation and Whirlpool Corporation during the period. In the retail area, turnaround story Foot Locker, a leading athletic footwear and apparel retailer, benefited from good execution as it continued to beat its competition and gain market share. Jarden, a manufacturer of a variety of outdoor products and consumer goods, advanced as consumers increased their spending on leisure items. In addition, appliance manufacturer Whirlpool performed well as positive housing market indicators increased during the reporting period.

The Fund also experienced continued success from its overweight and strong stock selection within the small-cap market segment. For example, the Fund was rewarded for its position in CNO Financial Group Inc., which develops and administers a variety of retirement and health care-related insurance products to the middle market segment. CNO Financial’s stock price advanced during the period as the company continued to make progress with restructuring efforts. Also in the small-cap space, we purchased shares of Aruba Networks Inc. at a favorable price and its stock price subsequently rose in late summer after U.S. economic data started to show more improvement. Aruba Networks, a provider of cloud computing solutions for mobile devices, benefited from the continued rapid growth in the wireless market. We sold the Fund’s position in this stock as it attained our price target.

The Fund also benefitted from the quantitative influence in its portfolio construction process. Our focus on the most attractively ranked stocks according to our proprietary quantitative model and our underweight to the most unattractively ranked stocks enhanced Fund performance.

The Fund’s overweight and stock selection in the technology hardware and software sectors generally hurt relative results as these industries failed to participate fully in the market advance during the period. The market continued to move toward companies focused on new technology such as smartphones and cloud computing while avoiding old technology such as personal computers. In the telecommunications industry, equipment provider Polycom Inc. saw its share price fall after the company did not meet earnings expectations and investors feared it was losing market share to its largest competitor. Also, the timing of our ownership in Red Hat Inc. was detrimental to the Fund’s performance as the company’s growth potential did not expand after our purchase. Red Hat develops and supports cloud-based software solutions for enterprises.

Despite the market’s strong advance over the fiscal year, the Fund’s overweight position in higher beta stocks hindered results as these stocks generally underperformed. Holdings such as Vocus, Inc., an online software-as-a-service company, underperformed during the period. Although Vocus is in a growing segment, its share prices declined after it provided disappointing guidance while also announcing the strategic acquisition of iContact. Also, global financial trading firm Knight Capital Group Inc. had a stock price decline during the reporting period after a trading system malfunction.

In the final months of the fiscal year, U.S. economic data was better than expected, including improvements in housing and employment as well as consumer confidence at a five-year high. It also appeared as if economic growth in China bottomed out toward the

10	Nuveen Investments

end of the reporting period and conditions there appeared to be improving. Given the economic uncertainty in the U.S. and Europe, we are keeping the Fund’s sector weights and beta close to its Russell benchmark and allowing stock selection to drive performance.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell 2000® Index during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this period, we continued to execute on our strategy of investing in well run, small-cap companies we believe offer good value in order to generate competitive returns for the Fund. We also continued to keep the Fund well diversified, with its sector weightings very close to the weights in the Russell 2000® Index.

The Fund experienced widespread strength across all market sectors except for technology during the period, with particularly strong stock selection in industrials, consumer discretionary, consumer staples, health care and financials. In industrials, the share price of United Rentals Inc. made strong gains. The company rents light and heavy equipment to customers in the manufacturing and construction industries. After we purchased United Rentals at an attractive price in 2011, its business improved as companies opted to rent equipment instead of making capital equipment purchases during the uncertain economy. This positive secular trend, along with a merger with its largest competitor, propelled the stock price. We sold the Fund’s position in United Rentals as it reached our price target. The Fund also saw widespread strength in the machinery industry as a number of holdings executed well including: compressor and equipment producer Robbins & Myers, Inc.; hydraulic and electrical tools producer Actuant Corporation; utility power monitoring company ESCO Technologies Inc.; and power transmission and motion control products supplier Altra Industrial Motion, Inc. The Fund still holds its position in ESCO and Altra but sold the other positions based on valuation.

Outperformance in the consumer discretionary was led by hotel company Gaylord Entertainment Company, which runs several large properties that cater to businesses and conventions. After share prices declined in 2011 due to economic growth concerns, Gaylord’s stock price increased significantly as travel and entertainment bookings improved and the company’s profitability and efficiency increased. More recently, the company benefited from its reorganization as a REIT (Real Estate Investment Trust), which unlocked additional value for shareholders. This position was sold during the period. Also, several of the Fund’s apparel retailers performed well, including significant advances by

Nuveen Investments	11

clothing conglomerate Ascena Retail Group Inc., women’s clothing retailer Ann Inc. and teen retailer Zumiez, Inc. Each of these companies offers a unique brand that is well targeted.

In consumer staples, the Fund benefited from its exposure to the consumer trend toward natural and organic foods. Share prices of Smart Balance Inc. rose over the period as its natural and organic products were well received by consumers. The company also broadened distribution to more major grocery store chains while it successfully diversified into gluten-free products. Similarly, Hain Celestial Group Inc., a more diversified natural and organic company, also advanced due to increasing consumer demand for its products. This position was sold during the period.

Favorable stock selection in health care was mostly driven by ZOLL Medical Corporation, which designs and manufactures cardiac resuscitation devices. The company continued to post strong operating performance as it successfully rolled out new products, resulting in its acquisition by a Japanese company for a significant premium. Also, medical device company Endologix, Inc. was a solid performer as it released a new stent that was well received by the marketplace. We sold the Fund’s position in Endologix after its stock price increased significantly.

Results were mixed in the financial sector. The Fund benefited from a fairly large position in Delphi Financial Group, Inc., a firm focused on employer’s compensation and life insurance, which was acquired by a Japanese insurance company for a significant premium. Unfortunately, the gains from this holding were partially offset by the Fund’s ownership in global financial trading firm Knight Capital Group Inc., which had a stock price decline during the reporting period after a trading system malfunction.

The technology sector provided disappointing results during the reporting period, leading to the Fund’s underperformance. The Fund was positioned for a better economic backdrop with an overweight in the semiconductor and hardware industries, the two areas that dramatically underperformed. In the economically sensitive semiconductor industry, we thought stocks looked well positioned to have a strong year given their compelling valuations. However, as economies slowed in the U.S., Europe and China, RF Micro Devices, Inc. and International Rectifier Corporation were negatively impacted. RF Micro, a global provider of radio frequency components serving the leading cell phone equipment manufacturers, declined due to a slowdown of phone sales in China. Based on our concerns regarding the company’s positioning in an increasingly competitive market, we eliminated this position. International Rectifier, a power management semiconductor manufacturer that serves a broad array of end markets and applications, also declined due to the slowdown in China. However, the Fund continued to hold International Rectifier as we believe the company has taken steps to effectively manage the prolonged downturn in the semiconductor environment. Elsewhere in technology, telecommunications service providers did not spend as we expected they would, leading to weakness among the Fund’s communication equipment vendors: Polycom Inc., ADTRAN, Inc. and Finisar Corporation. We sold Polycom, ADTRAN and Finisar as we believed these companies became less competitive in their product offerings. We added and later sold a different telecomm equipment vendor, JDS Uniphase Corporation. This company participates in the optical components part of the network and benefited from a broad uptick in capital expenditures.

12	Nuveen Investments

We also utilized equity futures contracts as part of the management of the Fund. During the period, the Fund had purchased Russell 2000® e-mini index futures to efficiently gain market exposure to a broad base of equity securities in order to manage cash flow activity and minimized tracking error to the Fund’s benchmark index. These contracts were closed during the reporting period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Mid Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	14.41%	-1.57%	5.85%
Class A Shares at maximum Offering Price	7.79%	-2.73%	5.21%
S&P 500® Index**	15.21%	0.36%	7.42%
Lipper Large-Cap Core Funds Classification Average**	13.16%	-0.63%	6.77%

Class C Shares	13.65%	-2.34%	5.03%
Class R3 Shares	14.15%	-1.81%	5.60%
Class I Shares	14.79%	-1.31%	6.12%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	31.18%	-0.95%	6.07%
Class A Shares at maximum Offering Price	23.68%	-2.11%	5.43%
Class C Shares	30.18%	-1.73%	5.25%
Class R3 Shares	30.87%	-1.18%	5.83%
Class I Shares	31.53%	-0.69%	6.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.94%

*	Since inception returns are from 1/31/03.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.65%	-0.59%	7.38%
Class A Shares at maximum Offering Price	2.39%	-1.76%	6.74%
Russell Midcap® Index*	12.15%	1.70%	10.52%
Lipper Mid-Cap Core Funds Classification Average*	10.32%	0.43%	8.61%

Class C Shares	7.93%	-1.33%	6.59%
Class I Shares	8.98%	-0.35%	7.65%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	26.08%	0.04%	9.39%
Class A Shares at maximum Offering Price	18.80%	-1.13%	8.74%
Class C Shares	25.10%	-0.70%	8.58%
Class I Shares	26.44%	0.31%	9.66%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.84%	1.41%
Class C Shares	2.59%	2.16%
Class I Shares	1.59%	1.16%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.41%, 2.16% and 1.16%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.62%	1.13%	9.27%
Class A Shares at maximum Offering Price	5.19%	-0.06%	8.62%
Russell 2000® Index*	12.08%	1.19%	9.58%
Lipper Small-Cap Core Funds Classification Average*	10.44%	0.96%	9.26%

Class B Shares w/o CDSC	10.88%	0.39%	8.46%
Class B Shares w/CDSC	5.88%	0.21%	8.46%
Class C Shares	10.81%	0.38%	8.45%
Class R3 Shares	11.42%	0.89%	9.05%
Class I Shares	12.01%	1.39%	9.55%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	34.65%	2.49%	10.39%
Class A Shares at maximum Offering Price	26.92%	1.28%	9.74%
Class B Shares w/o CDSC	33.83%	1.73%	9.56%
Class B Shares w/CDSC	28.83%	1.54%	9.56%
Class C Shares	33.70%	1.73%	9.56%
Class R3 Shares	34.49%	2.25%	10.17%
Class I Shares	35.13%	2.76%	10.66%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Select Fund

Fund Allocation1

Common Stocks	97.5%
Short-Term Investments	3.2%
Other[2]	(0.7)%

Nuveen Mid Cap Select Fund

Fund Allocation1

Common Stocks	97.5%
Short-Term Investments	3.0%
Other[2]	(0.5)%

Portfolio Composition[1]
Diversified Financial Services	8.8%
Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	6.9%
Machinery	5.6%
Commercial Banks	4.8%
Computers & Peripherals	4.3%
Chemicals	4.1%
Energy Equipment & Services	4.0%
Consumer Finance	4.0%
Specialty Retail	3.9%
Insurance	3.0%
Household Durables	2.9%
IT Services	2.9%
Multiline Retail	2.7%
Diversified Telecommunication Services	2.5%
Internet Software & Services	2.5%
Food Products	2.2%
Health Care Equipment & Supplies	2.1%
Electrical Equipment	2.0%
Short-Term Investments	3.2%
Other[3]	20.0%

Portfolio Composition[1]
Specialty Retail	7.1%
Machinery	6.5%
Real Estate Investment Trust	6.3%
Chemicals	5.7%
Commercial Banks	5.3%
Consumer Finance	5.0%
Health Care Equipment & Supplies	4.8%
Insurance	4.6%
Software	4.5%
Oil, Gas & Consumable Fuels	4.2%
Electrical Equipment	3.5%
Semiconductors & Equipment	3.1%
Household Durables	2.7%
Biotechnology	2.6%
Electric Utilities	2.5%
Communications Equipment	2.4%
Energy Equipment & Services	2.3%
Commercial Services & Supplies	2.3%
Leisure Equipment & Products	2.0%
Gas Utilities	2.0%
Short-Term Investments	3.0%
Other[3]	17.6%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.3%
Pfizer Inc.	3.4%
Citigroup Inc.	3.2%
Bank of America Corporation	2.9%
JPMorgan Chase & Co.	2.7%

Top Five Common Stock Holdings[1]
SLM Corporation	1.9%
Maxim Integrated Products, Inc.	1.8%
Fifth Third Bancorp.	1.7%
Eaton Corporation	1.6%
Whirlpool Corporation	1.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.0% of net assets.

22	Nuveen Investments

Nuveen Small Cap Select Fund

Fund Allocation[1]
Common Stocks	98.4%
Short-Term Investments	1.6%
Other[2]	0.0%	[3]

Portfolio Composition[1]
Capital Markets	7.3%
Real Estate Investment Trust	5.6%
Health Care Equipment & Supplies	5.2%
Hotels, Restaurants & Leisure	5.0%
Commercial Banks	4.8%
Semiconductors & Equipment	4.5%
Machinery	4.0%
Oil, Gas & Consumable Fuels	3.9%
Specialty Retail	3.6%
Energy Equipment & Services	3.4%
Software	3.2%
Internet Software & Services	3.1%
Textiles, Apparel & Luxury Goods	3.1%
Construction & Engineering	2.8%
Electrical Equipment	2.8%
Biotechnology	2.8%
Insurance	2.5%
Health Care Providers & Services	2.4%
Food & Staples Retailing	2.4%
Chemicals	2.1%
Gas Utilities	2.1%
Electronic Equipment & Instruments	1.8%
Leisure Equipment & Products	1.8%
Pharmaceuticals	1.8%
Short-Term Investments	1.6%
Other[4]	16.4%

Top Five Common Stock Holdings[1]
Atmos Energy Corporation	2.1%
Brunswick Corporation	1.8%
Integrated Device Technology, Inc.	1.7%
Ascena Retail Group Inc.	1.7%
ESCO Technologies Inc.	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Rounds to 0.0%.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.8% of net assets.

Nuveen Investments	23

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$994.10	$991.40	$993.20	$996.30	$1,018.60	$1,014.87	$1,017.39	$1,019.96
Expenses Incurred During Period	$6.58	$10.29	$7.79	$5.23	$6.67	$10.41	$7.88	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.05%, 1.55% and 1.04% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$970.80	$968.00	$972.10	$1,018.05	$1,014.28	$1,019.30
Expenses Incurred During Period	$6.99	$10.69	$5.75	$7.15	$10.94	$5.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16% and 1.16% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$984.00	$981.30	$980.50	$982.80	$986.00	$1,018.80	$1,014.98	$1,014.98	$1,017.55	$1,020.06
Expenses Incurred During Period	$6.28	$10.06	$10.06	$7.53	$5.04	$6.55	$10.23	$10.23	$7.66	$5.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.02%, 2.02%, 1.51% and 1.01% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund, Nuveen Mid Cap Select Fund and Nuveen Small Cap Select Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, and the change in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 28, 2012

Nuveen Investments	25

Portfolio of Investments

Nuveen Large Cap Select Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 97.5%

	Aerospace & Defense – 1.7%

9,291	Boeing Company, (2)	$654,458
	Biotechnology – 1.7%

9,561	Gilead Sciences, Inc., (3)	642,117
	Chemicals – 4.1%

2,102	CF Industries Holdings, Inc.	431,309

10,608	LyondellBasell Industries NV	566,361

6,207	Monsanto Company	534,236
	Total Chemicals	1,531,906
	Commercial Banks – 4.8%

27,582	Fifth Third Bancorp.	400,766

14,995	SunTrust Banks, Inc., (2)	407,864

29,333	Wells Fargo & Company	988,229
	Total Commercial Banks	1,796,859
	Communications Equipment – 1.5%

11,035	Motorola Solutions Inc.	570,289
	Computers & Peripherals – 4.3%

2,744	Apple, Inc.	1,632,954
	Consumer Finance – 4.0%

14,542	Capital One Financial Corporation	874,992

36,158	SLM Corporation, (2)	635,658
	Total Consumer Finance	1,510,650
	Diversified Financial Services – 8.8%

116,393	Bank of America Corporation	1,084,783

31,972	Citigroup Inc., (2)	1,195,433

24,875	JPMorgan Chase & Co.	1,036,790
	Total Diversified Financial Services	3,317,006
	Diversified Telecommunication Services – 2.5%

21,556	Verizon Communications Inc., (2)	962,260
	Electric Utilities – 1.2%

9,706	Edison International	455,600
	Electrical Equipment – 2.0%

15,574	Emerson Electric Company	754,249
	Energy Equipment & Services – 4.0%

6,812	Cooper Cameron Corporation, (3)	344,960

6,637	National-Oilwell Varco Inc.	489,147

9,882	Schlumberger Limited	687,095
	Total Energy Equipment & Services	1,521,202
	Food & Staples Retailing – 1.5%

12,614	CVS Caremark Corporation, (2)	585,290
	Food Products – 2.2%

6,632	Kraft Foods Inc.	301,623

19,895	Mondelez International Inc., Class A	528,013
	Total Food Products	829,636

26	Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 2.1%

8,454	Covidien PLC	$464,547

8,941	Saint Jude Medical Inc.	342,083
	Total Health Care Equipment & Supplies	806,630
	Health Care Providers & Services – 1.6%

10,723	UnitedHealth Group Incorporated	600,488
	Household Durables – 2.9%

10,486	Jarden Corporation	522,203

5,981	Whirlpool Corporation, (2)	584,224
	Total Household Durables	1,106,427
	Industrial Conglomerates – 1.4%

25,828	General Electric Company	543,938
	Insurance – 3.0%

13,708	Allstate Corporation	548,046

10,431	Prudential Financial, Inc.	595,089
	Total Insurance	1,143,135
	Internet & Catalog Retail – 1.2%

760	priceline.com Incorporated, (3)	436,065
	Internet Software & Services – 2.5%

1,389	Google Inc., Class A, (3)	944,201
	IT Services – 2.9%

1,419	MasterCard, Inc., Class A	654,060

6,278	Teradata Corporation, (3)	428,850
	Total IT Services	1,082,910
	Leisure Equipment & Products – 1.9%

16,033	Brunswick Corporation, (2)	378,218

3,998	Polaris Industries Inc., (2)	337,831
	Total Leisure Equipment & Products	716,049
	Life Sciences Tools & Services – 1.3%

13,880	Agilent Technologies, Inc., (2)	499,541
	Machinery – 5.6%

7,207	Dover Corporation, (2)	419,592

15,757	Eaton Corporation, (2)	744,046

13,456	Ingersoll Rand Company Limited, Class A	632,836

4,431	SPX Corporation	303,922
	Total Machinery	2,100,396
	Media – 1.1%

3,656	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (3)	408,266
	Metals & Mining – 1.4%

13,897	Freeport-McMoRan Copper & Gold, Inc.	540,315
	Multiline Retail – 2.7%

13,022	Macy’s, Inc.	495,748

8,362	Target Corporation	533,077
	Total Multiline Retail	1,028,825
	Oil, Gas & Consumable Fuels – 7.6%

12,821	Anadarko Petroleum Corporation	882,213

22,657	Marathon Oil Corporation	681,069

Nuveen Investments	27

Portfolio of Investments

Nuveen Large Cap Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

8,361	Occidental Petroleum Corporation	$660,185

6,049	Pioneer Natural Resources Company, (2)	639,077
	Total Oil, Gas & Consumable Fuels	2,862,544
	Paper & Forest Products – 1.1%

11,198	International Paper Company	401,224
	Pharmaceuticals – 6.9%

10,527	GlaxoSmithKline PLC	472,662

18,289	Merck & Company Inc.	834,527

51,967	Pfizer Inc.	1,292,419
	Total Pharmaceuticals	2,599,608
	Semiconductors & Equipment – 1.4%

18,710	Maxim Integrated Products, Inc.	514,993
	Software – 0.7%

1,861	Salesforce.com, Inc., (2), (3)	271,669
	Specialty Retail – 3.9%

11,320	Foot Locker, Inc.	379,220

10,706	Home Depot, Inc.	657,133

36,449	Staples, Inc., (2)	419,710
	Total Specialty Retail	1,456,063
	Total Common Stocks (cost $33,480,333)	36,827,763

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 19.0%

	Money Market Funds – 19.0%

7,204,060	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$7,204,060
	Total Investments Purchased with Collateral from Securities Lending (cost $7,204,060)	7,204,060

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 3.2%

	Money Market Funds – 3.2%

1,198,235	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$1,198,235
	Total Short-Term Investments (cost $1,198,235)	1,198,235
	Total Investments (cost $41,882,628) – 119.7%	45,230,058
	Other Assets Less Liabilities – (19.7)%	(7,451,159)
	Net Assets – 100%	$37,778,899

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $7,077,605.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen Mid Cap Select Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 97.5%

	Aerospace & Defense – 0.8%

2,976	General Dynamics Corporation	$202,606
	Airlines – 1.1%

6,979	Alaska Air Group, Inc., (3)	266,877
	Biotechnology – 2.6%

2,174	Alexion Pharmaceuticals Inc., (2), (3)	196,486

2,789	Onyx Pharmaceuticals Inc., (2), (3)	218,546

1,677	Regeneron Pharmaceuticals, Inc., (2), (3)	238,637
	Total Biotechnology	653,669
	Capital Markets – 1.0%

10,511	Invesco LTD	255,628
	Chemicals – 5.7%

1,564	CF Industries Holdings, Inc.	320,917

4,292	FMC Corporation	229,708

5,127	LyondellBasell Industries NV	273,731

4,544	Minerals Technologies Inc., (2)	325,623

2,560	PPG Industries, Inc.	299,725
	Total Chemicals	1,449,704
	Commercial Banks – 5.3%

12,659	East West Bancorp Inc.	269,510

30,543	Fifth Third Bancorp.	443,790

11,256	SunTrust Banks, Inc., (2)	306,163

14,957	Webster Financial Corporation	329,054
	Total Commercial Banks	1,348,517
	Commercial Services & Supplies – 2.3%

7,792	G&K Services, Inc., Class A	251,292

13,039	Tetra Tech, Inc., (2), (3)	338,232
	Total Commercial Services & Supplies	589,524
	Communications Equipment – 2.4%

5,505	Motorola Solutions Inc.	284,498

9,718	Plantronics Inc., (2)	315,252
	Total Communications Equipment	599,750
	Computers & Peripherals – 0.7%

5,928	Diebold Inc.	176,358
	Consumer Finance – 5.0%

6,563	Capital One Financial Corporation	394,896

9,469	Discover Financial Services	388,229

27,608	SLM Corporation, (2)	485,349
	Total Consumer Finance	1,268,474
	Containers & Packaging – 0.9%

6,342	Packaging Corp. of America	223,682
	Diversified Consumer Services – 0.6%

3,419	Coinstar Inc., (2), (3)	160,488
	Diversified Telecommunication Services – 0.8%

25,989	Cbeyond Inc., (3)	199,076

Nuveen Investments	29

Portfolio of Investments

Nuveen Mid Cap Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Electric Utilities – 2.5%

7,782	El Paso Electric Company, (2)	$264,510

7,111	Pinnacle West Capital Corporation, (2)	376,670
	Total Electric Utilities	641,180
	Electrical Equipment – 3.5%

4,750	Acuity Brands Inc.	307,325

9,018	General Cable Corporation, (2), (3)	257,284

2,995	Roper Industries Inc., (2)	326,964
	Total Electrical Equipment	891,573
	Electronic Equipment & Instruments – 1.0%

4,258	Amphenol Corporation, Class A, (2)	256,034
	Energy Equipment & Services – 2.3%

15,853	Basic Energy Services, Inc., (2), (3)	164,713

26,415	Key Energy Services Inc., (3)	172,754

3,477	Oil States International Inc., (3)	254,169
	Total Energy Equipment & Services	591,636
	Food & Staples Retailing – 1.1%

7,740	Harris Teeter Supermarkets Incorporated	289,863
	Gas Utilities – 2.0%

7,981	Atmos Energy Corporation	287,077

4,815	Southwest Gas Corporation	209,308
	Total Gas Utilities	496,385
	Health Care Equipment & Supplies – 4.8%

3,858	Haemonetics Corporation, (3)	315,199

5,113	ICU Medical, Inc., (2), (3)	303,354

2,927	Idexx Labs Inc., (2), (3)	281,577

8,543	Saint Jude Medical Inc.	326,855
	Total Health Care Equipment & Supplies	1,226,985
	Health Care Providers & Services – 1.3%

3,510	McKesson HBOC Inc.	327,518
	Hotels, Restaurants & Leisure – 1.1%

1,699	Panera Bread Company, Class A, (3)	286,519
	Household Durables – 2.7%

5,374	Jarden Corporation	267,625

4,247	Whirlpool Corporation, (2)	414,847
	Total Household Durables	682,472
	Insurance – 4.6%

6,222	Allstate Corporation	248,756

30,236	CNO Financial Group Inc., (2)	289,661

6,050	Prudential Financial, Inc.	345,153

13,591	Unum Group	275,625
	Total Insurance	1,159,195
	Internet Software & Services – 0.5%

10,917	Constant Contact Inc., (3)	134,716
	Leisure Equipment & Products – 2.0%

9,761	Brunswick Corporation	230,262

30	Nuveen Investments

Shares	Description (1)	Value
	Leisure Equipment & Products (continued)

3,279	Polaris Industries Inc., (2)	$277,076
	Total Leisure Equipment & Products	507,338
	Life Sciences Tools & Services – 1.0%

7,090	Agilent Technologies, Inc., (2)	255,169
	Machinery – 6.5%

10,417	Actuant Corporation, Class A, (2)	294,176

5,982	Crane Company	251,124

4,910	Dover Corporation, (2)	285,860

8,830	Eaton Corporation, (2)	416,953

8,594	Ingersoll Rand Company Limited, Class A	404,176
	Total Machinery	1,652,289
	Media – 1.5%

23,315	Belo Corp.	174,396

20,793	Interpublic Group Companies, Inc.	210,009
	Total Media	384,405
	Multiline Retail – 1.3%

8,398	Macy’s, Inc.	319,712
	Multi-Utilities – 0.9%

11,117	CenterPoint Energy, Inc., (2)	240,905
	Oil, Gas & Consumable Fuels – 4.2%

2,679	Concho Resources Inc., (3)	230,715

9,050	Energy XXI Limited Bermuda, (2)	299,555

9,294	Marathon Oil Corporation	279,378

7,153	Plains Exploration & Production Company, (3)	255,076
	Total Oil, Gas & Consumable Fuels	1,064,724
	Personal Products – 1.5%

8,015	Nu Skin Enterprises, Inc., Class A, (2)	379,350
	Real Estate Investment Trust – 6.3%

3,320	Digital Realty Trust Inc.	203,948

12,016	Invesco Mortgage Capital Inc.	257,503

8,433	Liberty Property Trust, (2)	296,167

35,832	MFA Mortgage Investments, Inc.	292,747

9,446	National Retail Properties, Inc., (2)	299,249

3,856	PS Business Parks Inc., (2)	247,285
	Total Real Estate Investment Trust	1,596,899
	Road & Rail – 1.0%

25,714	Swift Transportation Company, Class A, (3)	250,712
	Semiconductors & Equipment – 3.1%

61,733	Integrated Device Technology, Inc., (2), (3)	335,828

16,210	Maxim Integrated Products, Inc.	446,180
	Total Semiconductors & Equipment	782,008
	Software – 4.5%

8,722	BMC Software, Inc., (3)	354,985

3,229	CommVault Systems, Inc., (3)	201,716

7,121	Red Hat, Inc., (3)	350,140

Nuveen Investments	31

Portfolio of Investments

Nuveen Mid Cap Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Software (continued)

6,944	Synopsys Inc., (3)	$223,597
	Total Software	1,130,438
	Specialty Retail – 7.1%

6,244	Ann Inc., (2), (3)	219,539

13,587	Ascena Retail Group Inc., (3)	269,023

11,959	Foot Locker, Inc.	400,626

5,063	GNC Holdings Inc., Class A, (2)	195,785

6,189	PetSmart Inc.	410,887

27,616	Staples, Inc., (2)	317,997
	Total Specialty Retail	1,813,857
	Total Common Stocks (cost $23,200,417)	24,756,235

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 31.4%

	Money Market Funds – 31.4%

7,962,828	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$7,962,828
	Total Investments Purchased with Collateral from Securities Lending (cost $7,962,828)	7,962,828

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 3.0%

752,457	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$752,457
	Total Short-Term Investments (cost $752,457)	752,457
	Total Investments (cost $31,915,702) – 131.9%	33,471,520
	Other Assets Less Liabilities – (31.9)%	(8,093,586)
	Net Assets – 100%	$25,377,934

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $7,751,398.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Select Fund

October 31, 2012

Shares	Description (1)	Value
	COMMON STOCKS – 98.4%

	Aerospace & Defense – 1.5%

491,881	Orbital Sciences Corporation, (2), (3)	$6,591,205
	Airlines – 1.0%

63,190	Allegiant Travel Company, (3)	4,596,441
	Biotechnology – 2.8%

50,283	Alkermes Inc., (2), (3)	931,744

86,136	Arena Pharmaceuticals, Inc., (2), (3)	681,336

108,420	Cepheid, Inc., (2), (3)	3,286,210

58,783	Cubist Pharmaceuticals Inc., (2), (3)	2,521,791

35,925	Immunogen, Inc., (2), (3)	398,049

30,516	Ironwood Pharmaceuticals Inc., Class A, (2), (3)	354,901

38,643	ISIS Pharmaceuticals, Inc., (2), (3)	334,262

21,649	Pharmacyclics, Inc., (2), (3)	1,322,104

37,324	Seattle Genetics, Inc., (2), (3)	939,072

70,232	Theravance Inc., (2), (3)	1,580,922
	Total Biotechnology	12,350,391
	Capital Markets – 7.3%

504,293	Calamos Asset Management, Inc. Class A, (2)	5,446,364

233,923	Evercore Partners Inc., Class A	6,526,452

330,055	Medley Capital Corporation	4,752,792

438,413	Pennantpark Investment Corporation	4,822,543

135,581	Stifel Financial Corporation, (2), (3)	4,297,918

205,607	Waddell & Reed Financial, Inc., Class A, (2)	6,852,881
	Total Capital Markets	32,698,950
	Chemicals – 2.1%

205,409	Kraton Performance Polymers Inc., (3)	4,482,024

71,181	Minerals Technologies Inc., (2)	5,100,830
	Total Chemicals	9,582,854
	Commercial Banks – 4.8%

363,044	Associated Banc-Corp., (2)	4,679,637

316,249	Cardinal Financial Corporation, (2)	5,050,497

202,332	East West Bancorp Inc.	4,307,648

27,531	Home Bancshares, Inc.	953,674

548,900	Umpqua Holdings Corporation, (2)	6,636,201
	Total Commercial Banks	21,627,657
	Commercial Services & Supplies – 1.3%

265,392	Interface, Inc.	3,797,760

160,016	Sykes Enterprises Inc., (3)	2,179,418
	Total Commercial Services & Supplies	5,977,178
	Computers & Peripherals – 0.4%

208,153	QLogic Corporation, (3)	1,952,475
	Construction & Engineering – 2.8%

301,529	MasTec Inc., (2), (3)	6,802,494

273,932	MYR Group Inc., (3)	5,801,880
	Total Construction & Engineering	12,604,374

Nuveen Investments	33

Portfolio of Investments

Nuveen Small Cap Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Containers & Packaging – 1.2%

76,478	Rock-Tenn Company, Class A	$5,597,425
	Diversified Consumer Services – 0.5%

44,621	Coinstar Inc., (2), (3)	2,094,510
	Diversified Telecommunication Services – 1.5%

858,049	Cbeyond Inc., (3)	6,572,655
	Electrical Equipment – 2.8%

40,085	Acuity Brands Inc.	2,593,500

195,515	General Cable Corporation, (3)	5,578,043

65,491	Regal-Beloit Corporation	4,268,703
	Total Electrical Equipment	12,440,246
	Electronic Equipment & Instruments – 1.8%

534,502	Newport Corporation, (3)	5,783,312

76,901	ScanSource, Inc., (3)	2,249,354
	Total Electronic Equipment & Instruments	8,032,666
	Energy Equipment & Services – 3.4%

149,525	Atwood Oceanics Inc., (3)	7,147,295

884,549	Key Energy Services Inc., (3)	5,784,950

526,338	Parker Drilling Company, (2), (3)	2,279,044
	Total Energy Equipment & Services	15,211,289
	Food & Staples Retailing – 2.4%

148,985	Harris Teeter Supermarkets Incorporated	5,579,488

92,650	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	1,878,942

203,416	The Chef’s Warehouse Inc., (2), (3)	3,140,743
	Total Food & Staples Retailing	10,599,173
	Food Products – 1.5%

363,020	Smart Balance Inc., (2), (3)	4,319,938

47,162	Treehouse Foods Inc., (2), (3)	2,525,525
	Total Food Products	6,845,463
	Gas Utilities – 2.1%

261,111	Atmos Energy Corporation	9,392,163
	Health Care Equipment & Supplies – 5.2%

148,066	Align Technology, Inc., (2), (3)	3,935,594

36,935	ICU Medical, Inc., (2), (3)	2,191,354

105,259	Integra Lifesciences Holdings Corporation, (2), (3)	4,026,157

386,276	Merit Medical Systems, Inc., (3)	5,577,825

31,793	Sirona Dental Systems, Inc., (3)	1,820,467

167,787	Thoratec Corporation, (3)	5,989,996
	Total Health Care Equipment & Supplies	23,541,393
	Health Care Providers & Services – 2.4%

296,800	HealthSouth Corporation, (2), (3)	6,568,184

63,946	Mednax Inc., (3)	4,410,995
	Total Health Care Providers & Services	10,979,179
	Hotels, Restaurants & Leisure – 5.0%

299,702	Bravo Brio Restaurant Group, (2), (3)	3,956,066

176,409	Caribou Coffee Company, Inc., (2), (3)	2,111,616

34	Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

164,693	Life Time Fitness Inc., (2), (3)	$7,393,069

10,832	Panera Bread Company, Class A, (3)	1,826,708

519,972	Ruby Tuesday, Inc., (2), (3)	3,754,198

212,439	Texas Roadhouse, Inc., (2)	3,458,507
	Total Hotels, Restaurants & Leisure	22,500,164
	Insurance – 2.5%

150,147	First American Corporation	3,415,844

657,265	Maiden Holdings, Ltd	5,553,889

50,019	Platinum Underwriters Holdings Limited	2,220,844
	Total Insurance	11,190,577
	Internet Software & Services – 3.1%

276,121	Keynote Systems, Inc.	3,945,769

107,521	LogMeIn Inc., (2), (3)	2,653,618

416,877	Vocus, Inc., (2), (3)	7,399,567
	Total Internet Software & Services	13,998,954
	IT Services – 1.3%

281,210	Euronet Worldwide, Inc., (2), (3)	5,705,751
	Leisure Equipment & Products – 1.8%

337,946	Brunswick Corporation, (2)	7,972,146
	Machinery – 4.0%

212,373	Actuant Corporation, Class A	5,997,414

256,805	Altra Industrial Motion, Inc.	4,627,626

198,071	ESCO Technologies Inc., (2)	7,415,778
	Total Machinery	18,040,818
	Media – 0.7%

241,177	ReachLocal Inc., (2), (3)	2,976,124
	Metals & Mining – 0.5%

73,715	Schnitzer Steel Industries, Inc., Class A, (2)	2,101,615
	Oil, Gas & Consumable Fuels – 3.9%

339,129	Comstock Resources Inc., (2), (3)	5,805,888

183,145	Energy XXI Limited Bermuda, (2)	6,062,100

439,529	Goodrich Petroleum Corporation, (2), (3)	5,419,393
	Total Oil, Gas & Consumable Fuels	17,287,381
	Paper & Forest Products – 0.9%

148,475	Buckeye Technologies Inc.	3,890,045
	Pharmaceuticals – 1.8%

160,352	Impax Laboratories Inc., (3)	3,407,480

100,283	Salix Pharmaceuticals Limited, (3)	3,915,048

40,652	Vivus, Inc., (2), (3)	605,715
	Total Pharmaceuticals	7,928,243
	Professional Services – 1.6%

393,534	CBIZ Inc., (2), (3)	2,172,308

377,399	TrueBlue Inc., (2), (3)	4,925,057
	Total Professional Services	7,097,365

Nuveen Investments	35

Portfolio of Investments

Nuveen Small Cap Select Fund (continued)

October 31, 2012

Shares	Description (1)	Value
	Real Estate Investment Trust – 5.6%

55,177	EastGroup Properties Inc., (2)	$2,872,515

286,624	Invesco Mortgage Capital Inc.	6,142,352

463,145	MFA Mortgage Investments, Inc.	3,783,895

175,705	National Retail Properties, Inc., (2)	5,566,334

67,231	PS Business Parks Inc., (2)	4,311,524

159,575	Terreno Realty Corporation, (2)	2,435,115
	Total Real Estate Investment Trust	25,111,735
	Road & Rail – 1.3%

208,756	Con-Way, Inc., (2)	6,076,887
	Semiconductors & Equipment – 4.5%

1,408,613	Integrated Device Technology, Inc., (2), (3)	7,662,855

348,261	International Rectifier Corporation, (2), (3)	5,394,563

284,251	Semtech Corporation, (2), (3)	7,097,747
	Total Semiconductors & Equipment	20,155,165
	Software – 3.2%

257,714	Fortinet Inc., (3)	4,991,920

63,180	Guidewire Software Incorporated, (2), (3)	1,935,835

72,076	Progress Software Corporation, (3)	1,421,339

1,151,559	Smith Micro Software, Inc., (3)	1,439,449

100,666	Synchronoss Technologies, Inc., (2), (3)	2,062,646

197,271	Tangoe Inc., (3)	2,548,741
	Total Software	14,399,930
	Specialty Retail – 3.6%

128,688	Ann Inc., (2), (3)	4,524,670

374,972	Ascena Retail Group Inc., (3)	7,424,446

164,128	Zumiez, Inc., (2), (3)	4,154,080
	Total Specialty Retail	16,103,196
	Textiles, Apparel & Luxury Goods – 3.1%

116,433	Columbia Sportswear Company, (2)	6,566,821

195,985	G III Apparel Group, Limited, (3)	7,243,606
	Total Textiles, Apparel & Luxury Goods	13,810,427
	Thrifts & Mortgage Finance – 1.2%

344,477	Everbank Financial Corporation, (2)	5,249,829
	Total Common Stocks (cost $415,277,935)	440,884,039

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 32.8%

	Money Market Funds – 32.8%

146,829,843	Mount Vernon Securities Lending Prime Portfolio, 0.295%, (4), (5)	$146,829,843
	Total Investments Purchased with Collateral from Securities Lending (cost $146,829,843)	146,829,843

36	Nuveen Investments

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

7,098,142	First American Treasury Obligations Fund, Class Z, 0.004%, (4)	$7,098,142
	Total Short-Term Investments (cost $7,098,142)	7,098,142
	Total Investments (cost $569,205,920) – 132.8%	594,812,024
	Other Assets Less Liabilities – (32.8)%	(146,952,456)
	Net Assets – 100%	$447,859,568

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $140,222,641.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Assets & Liabilities

October 31, 2012

	Large Cap Select	Mid Cap Select	Small Cap Select
Assets
Investments, at value (cost $34,678,568, $23,952,874 and $422,376,077, respectively)	$38,025,998	$25,508,692	$447,982,181
Investments purchased with collateral from securities lending (at cost, which approximates value)	7,204,060	7,962,828	146,829,843
Cash	36,158	59	91,010
Receivables:
Dividends	16,377	13,349	126,016
Due from broker	819	1,262	29,657
Investments sold	1,952,935	—	410,362
Shares sold	9,660	2,439	516,427
Other assets	84	101	6,901
Total assets	47,246,091	33,488,730	595,992,397
Liabilities
Payables:
Collateral from securities lending program	7,204,060	7,962,828	146,829,843
Investments purchased	2,003,945	—	—
Shares redeemed	222,270	95,735	688,562
Accrued expenses:
Directors fees	322	212	9,675
Management fees	24,694	16,785	299,660
12b-1 distribution and service fees	841	3,761	52,207
Other	11,060	31,475	252,882
Total liabilities	9,467,192	8,110,796	148,132,829
Net assets	$37,778,899	$25,377,934	$447,859,568
Class A Shares
Net assets	$2,923,638	$10,862,434	$155,623,564
Shares outstanding	217,925	1,054,488	11,490,089
Net asset value per share	$13.42	$10.30	$13.54
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$14.24	$10.93	$14.37
Class B Shares
Net assets	N/A	N/A	$2,031,571
Shares outstanding	N/A	N/A	193,728
Net asset value and offering price per share	N/A	N/A	$10.49
Class C Shares
Net assets	$194,760	$1,710,252	$10,058,196
Shares outstanding	15,299	182,183	831,919
Net asset value and offering price per share	$12.73	$9.39	$12.09
Class R3 Shares
Net assets	$106,419	N/A	$18,386,217
Shares outstanding	8,046	N/A	1,396,142
Net asset value and offering price per share	$13.23	N/A	$13.17
Class I Shares
Net assets	$34,554,082	$12,805,248	$261,760,020
Shares outstanding	2,555,722	1,185,800	17,666,819
Net asset value and offering price per share	$13.52	$10.80	$14.82
Net assets consist of:
Capital paid-in	$105,209,976	$44,161,403	$358,910,203
Undistributed (Over-distribution of) net investment income	167,190	117,145	(18,982)
Accumulated net realized gain (loss)	(70,945,697)	(20,456,432)	63,362,243
Net unrealized appreciation (depreciation)	3,347,430	1,555,818	25,606,104
Net assets	$37,778,899	$25,377,934	$447,859,568
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares. Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Operations

Year Ended October 31, 2012

	Large Cap Select	Mid Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $1,865, $596 and $–, respectively)	$743,329	$477,508	$4,075,307
Securities lending income, net	18,593	22,076	582,563
Total investment income	761,922	499,584	4,657,870
Expenses
Management fees	332,891	249,307	4,584,082
12b-1 service fees – Class A	7,413	27,995	521,432
12b-1 distribution and service fees – Class B(1)	N/A	2,177	24,850
12b-1 distribution and service fees – Class C	1,819	17,480	121,924
12b-1 distribution and service fees – Class R3	535	N/A	96,427
Shareholder servicing agent fees and expenses	96,830	115,248	756,271
Custodian’s fees and expenses	22,367	16,016	86,987
Directors fees and expenses	1,409	955	14,930
Professional fees	10,002	7,691	47,386
Shareholder reporting expenses	4,248	17,392	169,682
Federal and state registration fees	49,820	43,287	71,059
Other expenses	7,448	6,903	29,486
Total expenses before expense reimbursement	534,782	504,451	6,524,516
Expense reimbursement	(34)	(135,661)	(428,176)
Net expenses	534,748	368,790	6,096,340
Net investment income (loss)	227,174	130,794	(1,438,470)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,458,240	3,074,977	72,006,971
Futures contracts	—	—	1,762,906
Change in net unrealized appreciation (depreciation) of investments	476,212	(840,405)	(482,307)
Net realized and unrealized gain (loss)	5,934,452	2,234,572	73,287,570
Net increase (decrease) in net assets from operations	$6,161,626	$2,365,366	$71,849,100

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares.
(1)	Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Changes in Net Assets

	Large Cap Select		Mid Cap Select		Small Cap Select
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$227,174	$58,871	$130,794	$(148,459)	$(1,438,470)	$(4,233,152)
Net realized gain (loss) from:
Investments	5,458,240	17,580,711	3,074,977	3,660,893	72,006,971	112,701,639
Futures contracts	—	—	—	253,183	1,762,906	—
Redemptions in-kind	—	3,119,565	—	—	—	14,572,758
Change in net unrealized appreciation (depreciation) of investments	476,212	(16,096,080)	(840,405)	(2,658,745)	(482,307)	(67,223,592)
Net increase (decrease) in net assets from operations	6,161,626	4,663,067	2,365,366	1,106,872	71,849,100	55,817,653
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B(1)	N/A	N/A	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	N/A	N/A	—	—
Class I	(49,038)	(150,204)	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—	(6,635,027)	—
Class B(1)	N/A	N/A	—	—	(85,210)	—
Class C	—	—	—	—	(355,958)	—
Class R3	—	—	N/A	N/A	(488,508)	—
Class I	—	—	—	—	(5,892,281)	—
Decrease in net assets from distributions to shareholders	(49,038)	(150,204)	—	—	(13,456,984)	—
Fund Share Transactions
Proceeds from sale of shares	2,708,944	4,582,330	2,158,779	2,536,394	104,005,532	188,172,315
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,258	73,066	—	—	12,262,815	—
	2,731,202	4,655,396	2,158,779	2,536,394	116,268,347	188,172,315
Cost of shares redeemed	(32,611,841)	(66,857,732)	(9,196,987)	(12,697,979)	(313,697,046)	(386,973,091)
Cost of redemptions in-kind	—	(15,345,963)	—	—	—	(49,354,066)
Net increase (decrease) in net assets from Fund share transactions	(29,880,639)	(77,548,299)	(7,038,208)	(10,161,585)	(197,428,699)	(248,154,842)
Net increase (decrease) in net assets	(23,768,051)	(73,035,436)	(4,672,842)	(9,054,713)	(139,036,583)	(192,337,189)
Net assets at the beginning of period	61,546,950	134,582,386	30,050,776	39,105,489	586,896,151	779,233,340
Net assets at the end of period	$37,778,899	$61,546,950	$25,377,934	$30,050,776	$447,859,568	$586,896,151
Undistributed (Over-distribution of) net investment income at the end of period	$167,190	$(10,946)	$117,145	$(10,081)	$(18,982)	$(14,674)

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares.
(1)	Class B Shares of MidCap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

40	Nuveen Investments

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Nuveen Investments	41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/03)
2012	$11.73	$.03	$1.66	$1.69	$—	$—	$—	$13.42
2011	11.65	(.02)	.10	.08	—	—	—	11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
2008	17.05	.06	(6.04)	(5.98)	(.04)	(2.20)	(2.24)	8.83
Class C (1/03)
2012	11.21	(.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
2008	16.69	(.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
Class R3 (1/03)
2012	11.59	— *	1.64	1.64	—	—	—	13.23
2011	11.54	(.05)	.10	.05	—	—	—	11.59
2010	9.74	(.03)	1.89	1.86	(.06)	—	(.06)	11.54
2009	8.78	.01	.98	.99	(.03)	—	(.03)	9.74
2008	16.97	.03	(6.00)	(5.97)	(.02)	(2.20)	(2.22)	8.78
Class I (1/03)
2012	11.80	.07	1.66	1.73	(.01)	—	(.01)	13.52
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85
2008	17.10	.09	(6.05)	(5.96)	(.07)	(2.20)	(2.27)	8.87

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.41%	$2,924	1.43%	.26%	1.43%	.26%	127%
.69	2,938	1.20	(.18)	1.20	(.18)	139
19.49	3,487	1.32	(.06)	1.32	(.06)	140
11.54	3,292	1.29	.52	1.29	.52	185
(39.81)	3,608	1.21	.49	1.21	.49	210

13.65	195	2.18	(.49)	2.18	(.49)	127
(.09)	183	1.95	(.90)	1.95	(.90)	139
18.60	175	2.07	(.79)	2.07	(.79)	140
10.64	186	2.05	(.23)	2.05	(.23)	185
(40.38)	180	1.96	(.26)	1.96	(.26)	210

14.15	106	1.68	.02	1.68	.02	127
.43	112	1.45	(.42)	1.45	(.42)	139
19.11	117	1.58	(.32)	1.58	(.32)	140
11.31	66	1.56	.12	1.56	.12	185
(39.94)	20	1.46	.24	1.46	.24	210

14.79	34,554	1.18	.54	1.18	.54	127
.89	58,314	.95	.07	.95	.07	139
19.75	130,803	1.07	.21	1.07	.21	140
11.81	147,231	1.04	.82	1.04	.82	185
(39.63)	207,904	.96	.74	.96	.74	210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP SELECT (e)
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/94)
2012	$9.48	$.04	$.78	$.82	$—	$—	$—	$10.30
2011	9.31	(.05)	.22	.17	—	—	—	9.48
2010	7.65	(.02)	1.70	1.68	(.02)	—	(.02)	9.31
2009	7.00	.03	.62	.65	—	—	—	7.65
2008	10.64	(.01)	(3.63)	(3.64)	—	—	—	7.00
Class C (2/00)
2012	8.70	(.03)	.72	.69	—	—	—	9.39
2011	8.61	(.11)	.20	.09	—	—	—	8.70
2010	7.12	(.08)	1.57	1.49	—	—	—	8.61
2009	6.56	(.01)	.57	.56	—	—	—	7.12
2008	10.04	(.08)	(3.40)	(3.48)	—	—	—	6.56
Class I (4/94)
2012	9.91	.07	.82	.89	—	—	—	10.80
2011	9.71	(.02)	.22	.20	—	—	—	9.91
2010	7.98	— *	1.77	1.77	(.04)	—	(.04)	9.71
2009	7.31	.06	.64	.70	(.03)	—	(.03)	7.98
2008	11.09	.01	(3.79)	(3.78)	—	—	—	7.31

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.65%	$10,862	1.90%	(.10)%	1.41%	.39%	198%
1.83	10,829	1.97	(1.04)	1.41	(.48)	148
22.03	12,402	1.98	(.84)	1.41	(.27)	154
9.32	12,487	1.92	(.02)	1.41	.49	186
(34.21)	12,848	1.60	(.32)	1.41	(.13)	170

7.93	1,710	2.65	(.83)	2.16	(.35)	198
1.05	1,771	2.71	(1.78)	2.16	(1.22)	148
20.93	2,332	2.73	(1.60)	2.16	(1.03)	154
8.54	2,526	2.67	(.75)	2.16	(.24)	186
(34.66)	3,068	2.35	(1.07)	2.16	(.88)	170

8.98	12,805	1.65	.15	1.16	.64	198
2.06	16,646	1.71	(.77)	1.16	(.23)	148
22.26	23,076	1.73	(.60)	1.16	(.03)	154
9.62	27,030	1.67	.30	1.16	.81	186
(34.08)	40,409	1.35	(.07)	1.16	.12	170

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	The financial highlights for the period from November 1, 2007 through May 3, 2009 are those of Small-Mid Cap Core Fund, which changed its principal investment strategies and changed its name to Mid Cap Select Fund on May 4, 2009.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/92)
2012	$12.44	$(.05)	$1.45	$1.40	$—	$(.30)	$(.30)	$13.54
2011	11.72	(.09)	.81	.72	—	—	—	12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
2008	14.06	(.02)	(4.92)	(4.94)	—	(.85)	(.85)	8.27
Class B (3/95)
2012	9.77	(.12)	1.14	1.02	—	(.30)	(.30)	10.49
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
2008	11.56	(.08)	(3.99)	(4.07)	—	(.85)	(.85)	6.64
Class C (9/01)
2012	11.22	(.13)	1.30	1.17	—	(.30)	(.30)	12.09
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
2008	13.13	(.09)	(4.56)	(4.65)	—	(.85)	(.85)	7.63
Class R3 (1/94)
2012	12.13	(.08)	1.42	1.34	—	(.30)	(.30)	13.17
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
2008	13.86	(.04)	(4.85)	(4.89)	—	(.85)	(.85)	8.12
Class I (5/92)
2012	13.54	(.02)	1.60	1.58	—	(.30)	(.30)	14.82
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33
2008	15.10	.01	(5.31)	(5.30)	(.01)	(.85)	(.86)	8.94

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.62%	$155,624	1.36%	(.49)%	1.28%	(.41)%	71%
6.14	275,994	1.34	(.74)	1.30	(.70)	69
22.98	339,826	1.25	(.49)	1.24	(.48)	88
15.24	295,348	1.26	(.09)	1.26	(.09)	99
(37.00)	166,698	1.26	(.15)	1.26	(.15)	92

10.88	2,032	2.11	(1.21)	2.03	(1.13)	71
5.39	2,866	2.09	(1.51)	2.05	(1.45)	69
21.97	3,925	2.00	(1.23)	1.99	(1.22)	88
14.46	5,511	2.01	(.80)	2.01	(.80)	99
(37.52)	6,249	2.01	(.90)	2.01	(.90)	92

10.81	10,058	2.11	(1.21)	2.03	(1.13)	71
5.35	14,009	2.09	(1.50)	2.05	(1.45)	69
21.99	17,393	2.00	(1.24)	1.99	(1.23)	88
14.42	16,938	2.01	(.80)	2.01	(.80)	99
(37.44)	17,062	2.01	(.90)	2.01	(.90)	92

11.42	18,386	1.61	(.69)	1.53	(.61)	71
5.85	20,044	1.60	(1.00)	1.55	(.95)	69
22.70	18,047	1.50	(.72)	1.49	(.71)	88
15.02	24,701	1.51	(.31)	1.51	(.31)	99
(37.19)	23,069	1.51	(.40)	1.51	(.40)	92

12.01	261,760	1.11	(.19)	1.03	(.11)	71
6.36	273,983	1.09	(.49)	1.05	(.45)	69
23.30	400,042	1.00	(.24)	.99	(.23)	88
15.55	322,658	1.01	.19	1.01	.19	99
(36.86)	289,685	1.01	.10	1.01	.10	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”), Nuveen Mid Cap Select Fund (“Mid Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Mid Cap Select were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors

48	Nuveen Investments

may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	49

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2012, Small Cap Select invested in equity futures contracts as part of the management of the Fund. The Fund purchased Russell 2000 E-Mini Index futures to efficiently gain market exposure to a broad base of equity securities in order to manage cash flow activity and minimized tracking error to the Fund’s benchmark index.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2012, were as follows:

Small Cap Select
Average number of futures contracts outstanding*	—
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the beginning or end of the current fiscal period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

50	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2012, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Securities lending fees paid	$2,450	$3,634	$90,318

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	51

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$36,827,763	$—	$—	$36,827,763
Investments Purchased with Collateral from Securities Lending	7,204,060	—	—	7,204,060
Short-Term Investments:
Money Market Funds	1,198,235	—	—	1,198,235
Total	$45,230,058	$—	$—	$45,230,058

Mid Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$24,756,235	$—	$—	$24,756,235
Investments Purchased with Collateral from Securities Lending	7,962,828	—	—	7,962,828
Short-Term Investments:
Money Market Funds	752,457	—	—	752,457
Total	$33,471,520	$—	$—	$33,471,520

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$440,884,039	$—	$—	$440,884,039
Investments Purchased with Collateral from Securities Lending	146,829,843	—	—	146,829,843
Short-Term Investments:
Money Market Funds	7,098,142	—	—	7,098,142
Total	$594,812,024	$—	$—	$594,812,024
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies. Small Cap Select invested in derivative instruments during the fiscal year ended October 31, 2012.

52	Nuveen Investments

The following table presents the amount of net realized gain (loss) recognized for the fiscal year ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Small Cap Select
Risk Exposure
Equity	$1,762,906

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,332	$331,639	48,975	630,342
Class C	1,390	17,576	3,506	44,297
Class R3	1,045	13,038	929	11,842
Class I	197,949	2,346,691	317,616	3,895,849
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,891	22,258	5,718	73,066
	227,607	2,731,202	376,744	4,655,396
Shares redeemed:
Class A	(57,942)	(729,523)	(97,791)	(1,234,341)
Class C	(2,456)	(29,802)	(2,802)	(33,700)
Class R3	(2,655)	(34,618)	(1,428)	(18,315)
Class I	(2,584,843)	(31,817,898)	(5,270,687)	(65,571,376)
Class I – In-Kind	—	—	(1,284,181)	(15,345,963)
	(2,647,896)	(32,611,841)	(6,656,889)	(82,203,695)
Net increase (decrease)	(2,420,289)	$(29,880,639)	(6,280,145)	(77,548,299)

	Mid Cap Select
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	111,075	$1,129,105	100,917	1,030,004
Class B(1)	—	—	1,214	10,402
Class C	15,425	139,843	6,959	64,006
Class I	86,341	889,831	136,645	1,431,982
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B(1)	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	212,841	2,158,779	245,735	2,536,394
Shares redeemed:
Class A	(199,282)	(2,003,131)	(290,360)	(2,916,390)
Class B(1)	(100,888)	(862,888)	(64,355)	(547,919)
Class C	(36,782)	(341,043)	(74,184)	(677,927)
Class I	(580,212)	(5,989,925)	(833,219)	(8,555,743)
	(917,164)	(9,196,987)	(1,262,118)	(12,697,979)
Net increase (decrease)	(704,323)	$(7,038,208)	(1,016,383)	(10,161,585)

(1)	Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Nuveen Investments	53

Notes to Financial Statements (continued)

	Small Cap Select
	Year Ended 10/31/12		Year Ended 10/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,405,459	$44,581,140	9,066,714	$118,699,201
Class B	55	510	829	8,923
Class C	33,316	400,508	44,237	520,442
Class R3	362,918	4,572,748	732,709	9,445,253
Class I	3,848,641	54,450,626	4,213,928	59,498,496
Shares issued to shareholders due to reinvestment of distributions:
Class A	555,168	6,578,745	—	—
Class B	8,774	81,068	—	—
Class C	31,587	336,407	—	—
Class R3	42,049	485,669	—	—
Class I	369,469	4,780,926	—	—
	8,657,436	116,268,347	14,058,417	188,172,315
Shares redeemed:
Class A	(14,663,335)	(201,595,961)	(15,876,132)	(207,042,276)
Class B	(108,436)	(1,128,129)	(130,715)	(1,343,789)
Class C	(482,065)	(5,720,510)	(428,685)	(4,846,091)
Class R3	(661,413)	(8,291,187)	(655,473)	(8,328,827)
Class I	(6,784,819)	(96,961,259)	(11,942,604)	(165,412,108)
Class I – In-Kind	—	—	(3,470,750)	(49,354,066)
	(22,700,068)	(313,697,046)	(32,504,359)	(436,327,157)
Net increase (decrease)	(14,042,632)	$(197,428,699)	(18,445,942)	$(248,154,842)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2012 and October 31, 2011, were as follows:

Fund	Year Ended 10/31/12	Year Ended 10/31/11
Mid Cap Select	18,510	42,682
Small Cap Select	83,248	68,111

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2012, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Purchases	$56,795,241	$54,056,007	$358,032,676
Sales	87,482,127	61,049,141	551,747,138

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Cost of investments	$42,064,233	$31,989,489	$572,223,814
Gross unrealized:
Appreciation	$4,148,097	$2,311,473	$57,987,129
Depreciation	(982,272)	(829,442)	(35,398,919)
Net unrealized appreciation (depreciation) of investments	$3,165,825	$1,482,031	$22,588,210

54	Nuveen Investments

Permanent differences, primarily due to net operating losses, tax equalization and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year end, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Capital paid-in	$(4,786)	$—	$5,799,953
Undistributed (Over-distribution of) net investment income	—	(3,568)	1,434,162
Accumulated net realized gain (loss)	4,786	3,568	(7,234,115)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Undistributed net ordinary income*	$178,136	$127,226	$11,425,324
Undistributed net long-term capital gains	—	—	54,954,814
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$49,038	—	$—
Distributions from net long-term capital gains	—	—	13,456,984

2011	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$150,204	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At October 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Large Cap Select	Mid Cap Select
Expiration:
October 31, 2016	$16,448,599	$4,674,453
October 31, 2017	54,315,490	15,708,192
Total	$70,764,089	$20,382,645

During the Funds’ tax year ended October 31, 2012, the Funds utilized their capital loss carryforwards as follows:

	Large Cap Select	Mid Cap Select
Utilized capital loss carryforwards	$5,144,732	$3,145,376

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Nuveen Investments	55

Notes to Financial Statements (continued)

During the Funds’ tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Mid Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%	.7000%
For the next $125 million	.5375	.6875	.6875
For the next $250 million	.5250	.6750	.6750
For the next $500 million	.5125	.6625	.6625
For the next $1 billion	.5000	.6500	.6500
For net assets over $2 billion	.4750	.6250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.1998%
Mid Cap Select	.1998
Small Cap Select	.1998

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

56	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Mid Cap Select so that total annual Fund operating expenses, (after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Mid Cap Select
Class A Shares	1.41%
Class C Shares	2.16
Class I Shares	1.16
Expiration Date	February 28, 2013

The Adviser has agreed to reimburse management fees across all share classes of Large Cap Select and Small Cap Select through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Select	Small Cap Select
Maximum Expense Level	1.13%	1.00%
Minimum Management Fee	.75	.80

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$2,242	$7,845	$35,204
Paid to financial intermediaries (Unaudited)	1,957	6,855	30,765

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Commission advances (Unaudited)	$147	$421	$3,065

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$122	$2,721	$25,494

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2012, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
CDSC retained (Unaudited)	$246	$459	$2,500

Nuveen Investments	57

Notes to Financial Statements (continued)

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

58	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

62	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Nuveen Small Cap Select Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods, while the Nuveen Mid Cap Select Fund (the “Mid Cap Fund”) and the Nuveen Large Cap Select Fund (the “Large Cap Fund”) lagged their respective peers and/or benchmarks over various periods (although the Large Cap Fund was in the second quartile for the three-year period and the first quartile for the first quarter of 2012). With respect to the Nuveen funds that have shown

64	Nuveen Investments

periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy. In this regard, the Board noted, in particular, the portfolio management team changes for the Mid Cap Fund.

Based on their review, the Independent Board Members determined that, except as noted above, each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit

66	Nuveen Investments

from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	67

Notes

68	Nuveen Investments

Notes

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Large Cap Select Fund	100%	100%

Long-Term Capital Gain Distributions: Nuveen Small Cap Select Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), $19,094,723, or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2012.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSLCT-1012P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last full fiscal year ending October 31, 2012 and the amount that Ernst & Young LLP, the Trust’s previous auditor, billed to the Trust during the Trust’s full fiscal year ending October 31, 2011. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP and Ernst & Young LLP Provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended October 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Dividend Value Fund	16,667	0	0	0
Equity Index Fund	14,613	0	0	0
International Fund	15,193	0	48,020	0
International Select Fund	17,078	0	31,145	0
Large Cap Growth Opportunities Fund	13,850	0	0	0
Large Cap Select Fund	11,411	0	0	0
Mid Cap Growth Opportunities Fund	16,326	0	0	0
Mid Cap Index Fund	12,776	0	0	0
Mid Cap Select Fund	11,333	0	0	0
Mid Cap Value Fund	12,186	0	0	0
Quantitative Enhanced Core Equity Fund	11,643	0	0	0
Small Cap Growth Opportunities Fund	11,695	0	0	0
Small Cap Index Fund	11,552	0	0	0
Small Cap Select Fund	14,065	0	0	0
Small Cap Value Fund	11,620	0	0	0
Tactical Market Opportunities Fund	11,916	0	0	0

Total	$213,924	$0	$79,165	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Dividend Value Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Dividend Value Fund	21,875	0	1,056	0
Equity Index Fund	20,000	0	1,056	0
International Fund	21,875	0	2,303	0
International Select Fund	21,875	0	2,205	0
Large Cap Growth Opportunities Fund	21,875	0	1,056	0
Large Cap Select Fund	21,875	0	1,056	0
Mid Cap Growth Opportunities Fund	21,875	0	1,056	0
Mid Cap Index Fund	20,000	0	1,056	0
Mid Cap Select Fund	21,875	0	1,056	0
Mid Cap Value Fund	21,875	0	1,056	0
Quantitative Enhanced Core Equity Fund	21,875	0	1,056	0
Small Cap Growth Opportunities Fund	21,875	0	1,056	0
Small Cap Index Fund	20,000	0	1,056	0
Small Cap Select Fund	21,875	0	1,056	0
Small Cap Value Fund	21,875	0	1,056	0
Tactical Market Opportunities Fund	21,875	0	1,056	0

Total	$344,375	$0	$19,292	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Dividend Value Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Dividend Value Fund	0	0	0	0
Equity Index Fund	0	0	0	0
International Fund	48,020	0	0	48,020
International Select Fund	31,145	0	0	31,145
Large Cap Growth Opportunities Fund	0	0	0	0
Large Cap Select Fund	0	0	0	0
Mid Cap Growth Opportunities Fund	0	0	0	0
Mid Cap Index Fund	0	0	0	0
Mid Cap Select Fund	0	0	0	0
Mid Cap Value Fund	0	0	0	0
Quantitative Enhanced Core Equity Fund	0	0	0	0
Small Cap Growth Opportunities Fund	0	0	0	0
Small Cap Index Fund	0	0	0	0
Small Cap Select Fund	0	0	0	0
Small Cap Value Fund	0	0	0	0
Tactical Market Opportunities Fund	0	0	0	0

Total	$79,165	$0	$0	$79,165

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Funds in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Dividend Value Fund	1,056	0	0	1,056
Equity Index Fund	1,056	0	0	1,056
International Fund	2,303	0	0	2,303
International Select Fund	2,205	0	0	2,205
Large Cap Growth Opportunities Fund	1,056	0	0	1,056
Large Cap Select Fund	1,056	0	0	1,056
Mid Cap Growth Opportunities Fund	1,056	0	0	1,056
Mid Cap Index Fund	1,056	0	0	1,056
Mid Cap Select Fund	1,056	0	0	1,056
Mid Cap Value Fund	1,056	0	0	1,056
Quantitative Enhanced Core Equity Fund	1,056	0	0	1,056
Small Cap Growth Opportunities Fund	1,056	0	0	1,056
Small Cap Index Fund	1,056	0	0	1,056
Small Cap Select Fund	1,056	0	0	1,056
Small Cap Value Fund	1,056	0	0	1,056
Tactical Market Opportunities Fund	1,056	0	0	1,056

Total	$19,292	$0	$0	$19,292

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Funds in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2013